SECURITIES ACT FILE NO. 002-83631
INVESTMENT COMPANY ACT FILE NO. 811-03738
FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 124	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 123	☒
VALIC COMPANY I
(Exact Name of Registrant as Specified in Charter)
2919 ALLEN PARKWAY
HOUSTON, TEXAS 77019
(Address of Principal Executive Offices) (Zip Code)
(800) 858-8850
(Registrant’s Telephone Number, including area code)
KATHLEEN D. FUENTES, ESQ.
30 HUDSON STREET 16TH FLOOR JERSEY CITY, NJ 07302

THE CORPORATION TRUST COMPANY
300 EAST LOMBARD ST.
BALTIMORE, MARYLAND 21202
(Name and Address for Agent for Service)
Copy to:
DAVID M. LEAHY, ESQ.
SULLIVAN & WORCESTER LLP
1666 K STREET, N.W.
WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on September 29, 2025, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date), pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date), pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC Company I
Prospectus, October 1, 2025
VALIC Company I (“VC I”) is a mutual fund complex made up of 36 separate funds (each, a “Fund” and collectively, the “Funds”). Each of the Funds has its own investment objective.
Ticker Symbol:
Aggressive Allocation Lifestyle Fund	VLAGX
Asset Allocation Fund	VCAAX
Capital Appreciation Fund	VAPPX
Conservative Allocation Lifestyle Fund	VGCLX
Core Bond Fund	VCBDX
Dividend Value Fund	VCIGX
Dynamic Allocation Fund	VDAFX
Emerging Economies Fund	VCGEX
Global Real Estate Fund	VGREX
Global Strategy Fund	VGLSX
Government Securities Fund	VCGSX
Growth Fund	VCULX
High Yield Bond Fund	VHYLX
Inflation Protected Fund	VCTPX
International Equities Index Fund	VCIEX
International Government Bond Fund	VCIFX
International Growth Fund	VCINX
International Opportunities Fund	VIOPX
International Socially Responsible Fund	VCSOX
International Value Fund	VCFVX
Large Cap Core Fund	VLCGX
Mid Cap Index Fund	VMIDX
Mid Cap Strategic Growth Fund	VMSGX
Mid Cap Value Fund	VVMCX
Moderate Allocation Lifestyle Fund	VLSMX
Nasdaq-100® Index Fund	VCNIX
Science & Technology Fund	VCSTX
Small Cap Growth Fund	VVSGX
Small Cap Index Fund	VCSLX
Small Cap Special Values Fund	VSSVX
Small Cap Value Fund	VVSCX
Stock Index Fund	VSTIX
Systematic Core Fund	VCGAX
Systematic Growth Fund	VCBCX

Ticker Symbol:
Systematic Value Fund	VBCVX
U.S. Socially Responsible Fund	VSRDX
This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

- i -

Fund Summary: Aggressive Allocation Lifestyle Fund (formerly, Aggressive Growth Lifestyle Fund)
Investment Objective

The Fund seeks growth.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.43%
Total Annual Fund Operating Expenses[1]	0.57%
Fee Waivers and/or Expense Reimbursements[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.54%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
2
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.07% of the Fund’s average daily net assets. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$180	$315	$711
Portfolio Turnover
The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.
Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Allocation Lifestyle Fund and the Conservative Allocation Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers, and money market securities. The Fund’s indirect holdings in fixed-income securities may include high yielding, high risk fixed-income securities (often referred to as “junk bonds”).
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate

Fund Summary: Aggressive Allocation Lifestyle Fund (formerly, Aggressive Growth Lifestyle Fund)
combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	40% - 70%
•	Fixed-Income Funds	10% - 50%
•	International Equity Funds	0% - 30%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.
The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying
Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Funds’ Investment Objectives, Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.
Active Trading Risk. The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Funds. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Affiliated Fund Risk. The subadviser is subject to conflicts of interest in the selection and allocation of the Fund’s assets among Underlying Funds. The subadviser serves as subadviser to certain Underlying Funds in which the Fund may invest. The subadviser will receive more revenue when it selects an Underlying Fund it subadvises for inclusion in the Fund’s portfolio.
Equity Securities Risk. The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by an Underlying Fund is unable to make interest or principal payments.
Foreign Investment Risk. The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting

Fund Summary: Aggressive Allocation Lifestyle Fund (formerly, Aggressive Growth Lifestyle Fund)
standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Interest Rate Risk. The Underlying Funds may invest in fixed-income securities. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Fund-of-Funds Risk. The costs of investing in a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Funds Risk. The risks of the Fund owning the Underlying Funds generally reflect the risks of owning the underlying securities held by the Underlying Funds. Disruptions in the markets for the securities held by the Underlying Funds could result in losses on the Fund’s investment in such securities. The Underlying Funds also have fees that increase their costs versus owning the underlying securities directly. For example, the Fund indirectly pays a portion of the expenses (including management fees and operating expenses) incurred by the Underlying Funds.
Large-Cap Companies Risk. The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Junk Bond Risk. The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Market Risk. The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Asset Allocation Risk. The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The Fund is subject to the risk that the selection of the Underlying Funds and the allocation and reallocation of the Fund’s assets among the various asset classes and market sectors may not produce the desired result.
Mid-Cap Company Risk. The Underlying Funds may invest in mid-cap companies. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. The Underlying Funds may invest in small-cap companies. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic

Fund Summary: Aggressive Allocation Lifestyle Fund (formerly, Aggressive Growth Lifestyle Fund)
price movements. It may take a substantial period of time before an Underlying Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Underlying Fund Securities Lending Risk. Certain Underlying Funds may lend portfolio securities to generate additional income. Engaging in securities lending could increase the market and credit risk for an Underlying Fund’s investments. An Underlying Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. An Underlying Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects such Underlying Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or an Underlying Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Underlying Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to an Underlying Fund on a timely basis and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price. If an Underlying Fund in which the Fund invests incurs losses as a result of its securities lending activities, the value of the Underlying Fund may decrease, which will have an adverse effect on the Fund.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Aggressive Allocation Lifestyle Fund (the “Predecessor Fund”), a series of VALIC Company II. The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization and returns presented for the Fund prior to that date reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies and had the same portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index is comprised of 56% Russell 3000® Index, 19% MSCI EAFE Index (net), and 25% Bloomberg U.S. Aggregate Bond Index (the “Aggr Alloc Lifestyle Blended Index”). The Aggr Alloc Lifestyle Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMIM”) assumed subadvisory responsibility for the Fund effective September 28, 2022. Prior to that, PineBridge Investments LLC served as subadviser to the Fund and to the Predecessor Fund.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-0.90%
8.78%
16.26%
-8.60%
23.04%
13.47%
16.02%
-16.24%
17.04%
14.23%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	15.26%
Lowest Quarterly Return:	March 31, 2020	-19.27%
Year to Date Most Recent Quarter:	June 30, 2025	7.59%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	14.23%	8.07%	7.59%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Aggr Alloc Lifestyle Blended Index	14.03%	8.71%	8.50%

Fund Summary: Aggressive Allocation Lifestyle Fund (formerly, Aggressive Growth Lifestyle Fund)
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Gary Herbert, CFA, MBA Managing Director, U.S. Head of GTAA and Portfolio Manager	2022
Morgan Moriarty, CFA Executive Director, Portfolio Manager	2022
Navdeep S. Saini Vice President, Portfolio Manager	2022
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Asset Allocation Fund
Investment Objective

The Fund seeks total return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%
Fee Waivers and/or Expense Reimbursements[1]	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.65%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.450% on the first $300 million of the Fund’s average daily net assets, 0.425% on the next $200 million of the Fund’s average daily net assets and 0.400% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$219	$385	$866
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by investing in a diverse combination of equity and fixed income investments. Under normal circumstances, the Fund intends to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities.
The equity securities in which the Fund primarily intends to invest include common stocks of large and medium capitalization U.S. companies included in the S&P 500® Index. Sector by sector, the Fund’s weightings in its equity portion are similar to those of the S&P 500® Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500® Index through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500® Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500® Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index. It will also look to identify companies that regularly pay dividends.
In managing the equity portion of the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value.
The subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive

Fund Summary: Asset Allocation Fund
valuation, the subadviser often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price;
•
high potential reward compared to potential risk; and
•
temporary mispricings caused by apparent market overreactions.
The fixed income securities in which the Fund intends to invest include corporate bonds, U.S. treasury obligations, including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities included in the Bloomberg U.S. Aggregate Bond Index. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund will invest only in fixed income securities that are investment grade at the time of purchase and may invest in fixed income securities of any maturity or duration.
All fixed income securities in which the Fund will invest will be U.S. dollar-denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The subadviser may invest all or a significant portion of the assets of the Fund’s fixed income portion in mortgage-related and mortgage-backed securities in the subadviser’s discretion. The Fund expects to invest no more than 10% of the fixed income portion’s assets in “sub-prime” mortgage-related securities considered to be investment grade at the time of purchase.
In choosing fixed income securities, the subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.
The Fund may invest in derivatives, such as futures contracts. With respect to its fixed income allocations, the Fund may use futures contracts to manage and hedge interest rate risk associated with these investments, as well as to lengthen or shorten the duration of this portion of the portfolio. With respect to its equity and fixed income allocations, the Fund may use futures contracts to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively, and for cash management.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of

Fund Summary: Asset Allocation Fund
larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. CMOs, which are a type of mortgage-backed security, may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in

Fund Summary: Asset Allocation Fund
monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index is comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”).  The Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
The Fund’s returns prior to January 11, 2021, as reflected in the Bar Chart and Table, are the returns of the Fund when it followed different investment strategies. J.P. Morgan Investment Management Inc. (“JPMIM”) assumed subadvisory responsibility for the Fund effective January 11, 2021. Prior to that, PineBridge Investments LLC served as subadviser to the Fund.

Fund Summary: Asset Allocation Fund

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-0.45%
7.31%
13.25%
-9.02%
15.32%
11.74%
16.74%
-16.42%
18.34%
15.00%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	12.72%
Lowest Quarterly Return:	March 31, 2020	-17.48%
Year to Date Most Recent Quarter:	June 30, 2025	4.65%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	15.00%	8.21%	6.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Blended Index	15.04%	8.67%	8.52%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jeffrey Geller, CFA, MBA* CIO, Managing Director, and Co-Lead Manager	2021
Gary Herbert, CFA, MBA Co-CIO, Managing Director, and Co-Lead Manager	2021
Morgan Moriarty, CFA Executive Director and Co-Lead Manager	2021
* Will retire and maintain his portfolio management duties until the first quarter of 2026.
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Capital Appreciation Fund
Investment Objective

The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.73%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the  Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests in equity securities of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index (the “Index”). As of July 31, 2025, the median stock by market capitalization in the Index was approximately $24.31 billion and the largest stock by market capitalization was $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough. The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks.
From time to time, the Fund may have significant investments in particular sectors, including the information technology sector.
In pursuit of the Fund’s objective, the subadviser employs fundamental and quantitative analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

Fund Summary: Capital Appreciation Fund
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Technology Sector Risk. Technology stocks historically have experienced unusually wide price swings. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Capital Appreciation Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies

Fund Summary: Capital Appreciation Fund
and had the same portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Columbia Management Investment Advisers, LLC (“Columbia”) assumed subadvisory responsibility for the Fund effective December 16, 2021. Prior to that, BMO Asset Management Corp. served as subadviser, beginning on June 7, 2018. From December 5, 2011 through June 6, 2018, BNY Mellon Asset Management North America Corporation (formerly known as The Boston Company Asset Management, LLC) served as subadviser to the Predecessor Fund. From August 28, 2006 to December 2, 2011, Bridgeway Capital Management, Inc. served as subadviser to the Predecessor Fund.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
5.80%
2.05%
23.73%
1.03%
27.68%
28.77%
25.98%
-25.85%
41.16%
31.78%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	24.11%
Lowest Quarterly Return:	June 30, 2022	-18.27%
Year to Date Most Recent Quarter:	June 30, 2025	3.84%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	31.78%	17.48%	14.45%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Columbia.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jason Hans, CFA Senior Portfolio Manager	2022
Oleg Nusinzon, CFA Senior Portfolio Manager	2023
Raghavendran Sivaraman, Ph.D., CFA Senior Portfolio Manager	2023
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Conservative Allocation Lifestyle Fund (formerly, Conservative Growth Lifestyle Fund)
Investment Objective

The Fund seeks current income and low to moderate growth of capital.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Other Expenses	0.06%
Acquired Fund Fees and Expenses[1]	0.46%
Total Annual Fund Operating Expenses[1]	0.62%
Fee Waivers and/or Expense Reimbursements[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.59%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
2
The Fund’s investment adviser, The Variable Annuity Life Insurance Company  (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.07% of the Fund’s average daily net assets. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$196	$343	$771
Portfolio Turnover
The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of the portfolio.
Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Allocation Lifestyle Fund and Moderate Allocation Lifestyle Fund.
The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers, lower rated fixed-income securities (often referred to as “junk bonds”), and money market securities.
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment

Fund Summary: Conservative Allocation Lifestyle Fund (formerly, Conservative Growth Lifestyle Fund)
goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	10% - 40%
•	Fixed-Income Funds	55% - 90%
•	International Equity Funds	0% - 20%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.
The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Funds’ Investment Objectives, Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.
Active Trading Risk. The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Funds. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Affiliated Fund Risk. The subadviser is subject to conflicts of interest in the selection and allocation of the Fund’s assets among Underlying Funds. The subadviser serves as subadviser to certain Underlying Funds in which the Fund may invest. The subadviser will receive more revenue when it selects an Underlying Fund it subadvises for inclusion in the Fund’s portfolio.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by an Underlying Fund is unable to make interest or principal payments.
Equity Securities Risk. The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Foreign Investment Risk. The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures.

Fund Summary: Conservative Allocation Lifestyle Fund (formerly, Conservative Growth Lifestyle Fund)
U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Interest Rate Risk. The Underlying Funds may invest in fixed-income securities. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Fund-of-Funds Risk. The costs of investing in a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Funds Risk. The risks of the Fund owning the Underlying Funds generally reflect the risks of owning the underlying securities held by the Underlying Funds. Disruptions in the markets for the securities held by the Underlying Funds could result in losses on the Fund’s investment in such securities. The Underlying Funds also have fees that increase their costs versus owning the underlying securities directly. For example, the Fund indirectly pays a portion of the expenses (including management fees and operating expenses) incurred by the Underlying Funds.
Junk Bond Risk. The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Large-Cap Companies Risk. The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Market Risk. The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Asset Allocation Risk. The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The Fund is subject to the risk that the selection of the Underlying Funds and the allocation and reallocation of the Fund’s assets among the various asset classes and market sectors may not produce the desired result.
Mid-Cap Company Risk. The Underlying Funds may invest in mid-cap companies. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. The Underlying Funds may invest in small-cap companies. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic

Fund Summary: Conservative Allocation Lifestyle Fund (formerly, Conservative Growth Lifestyle Fund)
price movements. It may take a substantial period of time before an Underlying Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Underlying Fund Securities Lending Risk. Certain Underlying Funds may lend portfolio securities to generate additional income. Engaging in securities lending could increase the market and credit risk for an Underlying Fund’s investments. An Underlying Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. An Underlying Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects such Underlying Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or an Underlying Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Underlying Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to an Underlying Fund on a timely basis and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price. If an Underlying Fund in which the Fund invests incurs losses as a result of its securities lending activities, the value of the Underlying Fund may decrease, which will have an adverse effect on the Fund.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Conservative Allocation Lifestyle Fund (the “Predecessor Fund”), a series of VALIC Company II. The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization and returns presented for the Fund prior to that date reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies and had the same portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index.  The blended index is comprised of 26% Russell 3000® Index, 9% MSCI EAFE Index (net) and 65% Bloomberg U.S. Aggregate Bond Index (the “Cons Alloc Lifestyle Blended Index”).  The Cons Alloc Lifestyle Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMIM”) assumed subadvisory responsibility for the Fund effective September 28, 2022. Prior to that, PineBridge Investments LLC served as subadviser to the Fund and to the Predecessor Fund.

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-1.35%
6.64%
10.25%
-6.05%
16.55%
10.89%
7.70%
-14.16%
11.24%
7.53%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	10.18%
Lowest Quarterly Return:	March 31, 2020	-11.68%
Year to Date Most Recent Quarter:	June 30, 2025	5.72%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	7.53%	4.17%	4.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Cons Alloc Lifestyle Blended Index	7.05%	3.96%	4.76%

Fund Summary: Conservative Allocation Lifestyle Fund (formerly, Conservative Growth Lifestyle Fund)
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Gary Herbert, CFA, MBA Managing Director, U.S. Head of GTAA and Portfolio Manager	2022
Morgan Moriarty, CFA Executive Director, Portfolio Manager	2022
Navdeep S. Saini Vice President, Portfolio Manager	2022
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Core Bond Fund
Investment Objective

The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.41%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.51%
Fee Waivers and/or Expense Reimbursements[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.48%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.470% on the first $200 million of the Fund’s average daily net assets, 0.420% on the next $300 million of the Fund’s average daily net assets, 0.370% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$49	$161	$282	$638
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government such as treasury obligations, including treasury coupon strips and treasury principal strips, and other U.S. Government securities, mortgage-related and mortgage-backed or non‑mortgage asset-backed securities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the subadviser’s discretion, including securities issued or guaranteed by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Government National Mortgage Association. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non‑agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.
Although the Fund invests primarily in medium-to high-quality fixed-income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed-income securities (often referred to as “junk bonds”), including “sub‑prime mortgages,” which are considered below investment-grade. A fixed-income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB-or higher by S&P Global Ratings or determined to be of comparable quality by the subadviser. The Fund expects to invest no more than 10%

Fund Summary: Core Bond Fund
of its assets in “sub-prime” mortgage-related securities at the time of purchase.
Up to 40% of the Fund’s total assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, including fixed-income securities issued by issuers in emerging markets. Emerging market countries are countries that major international financial institutions and financial organizations, such as the World Bank and Bloomberg, generally consider to be less economically mature than developed nations, and include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries and Hong Kong. These fixed-income securities are rated investment grade or higher at the time of investment (or the unrated equivalent). However, the subadvisers are not required to dispose of a security if its rating is downgraded.
Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash.
One subadviser’s, investment strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions.
The other subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.
Consequently, the Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund is unable to make interest or principal payments.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Fund Summary: Core Bond Fund
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Junk Bond Risk. High yielding, high risk fixed-income securities (often referred to as “junk bonds”) may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mortgage-Backed Securities Risk. Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-
backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non‑guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. CMOs, which are a type of mortgage-backed security, may be less liquid and may exhibit greater price volatility than other types of mortgage-and asset-backed securities. “Subprime” mortgages are subject to certain other risks, including prepayment and call risks. The risk of default, for “sub‑prime” mortgages is also generally higher than other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less available information than other types of debt securities.
Non-Mortgage Asset Backed Securities Risk. Certain non-mortgage asset-backed securities are issued by private parties rather than the U.S. Government or its agencies or government-sponsored entities. If a private issuer fails to pay interest or repay principal, the assets backing these securities may be insufficient to support the payments on the securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises, including FNMA and FHLMC, may or may not

Fund Summary: Core Bond Fund
be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Core Bond Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMIM”) was added as a subadvisor to Fund effective April 29, 2024. Prior to that date, PineBridge Investments LLC (“PineBridge”) served as sole subadviser to the Fund and to the Predecessor Fund since January 1, 2002.

15%
10%
5%
0%
-5%
-10%
-15%
-20%
-0.20%
3.44%
4.60%
-2.04%
10.42%
8.73%
-0.76%
-14.25%
6.51%
1.69%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	7.41%
Lowest Quarterly Return:	March 31, 2022	-6.33%
Year to Date Most Recent Quarter:	June 30, 2025	4.25%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	1.69%	0.04%	1.59%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by PineBridge and JPMIM.

Fund Summary: Core Bond Fund
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
PineBridge
Robert Vanden Assem, CFA Managing Director, Head of Developed Markets Investment Grade Fixed Income	2002
John Yovanovic, CFA Managing Director, Co-Head of Leveraged Finance, Portfolio Manager	2007
Dana Burns Managing Director, Senior Portfolio Manager, Investment Grade Fixed Income	2014
JPMIM
Richard Figuly Managing Director, Lead Portfolio Manager	2024
Justin Rucker Managing Director, Portfolio Manager	2024
Andrew Melchiorre Managing Director, Portfolio Manager	2024
Edward Fitzpatrick III Managing Director, Portfolio Manager	2024
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Dividend Value Fund
Investment Objective

The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.82%
Fee Waivers and/or Expense Reimbursements[1]	0.15%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.67%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.60% on the first $250 million of the Fund’s average daily net assets, 0.57% on the next $250 million of the Fund’s average daily net assets, 0.52% on the next $500 million of the Fund’s average daily net assets and 0.47% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$68	$247	$440	$1,000
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities including common stock, preferred stock and convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries and other foreign issuers with market capitalizations generally of at least $10 billion.
In selecting portfolio securities, one of the Subadvisers will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or the Subadviser believes such securities have particularly good prospects for capital appreciation. The other Subadviser typically emphasizes dividend paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time and looks for potential for capital appreciation, sound or improving balance sheets and effective management teams that exhibit a desire to earn consistent returns for shareholders.
The Fund may also invest in non convertible preferred stock, securities of other investment companies and of

Fund Summary: Dividend Value Fund
real estate investment trusts (“REITs”), warrants and rights.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser  may fail to produce the intended result. A subadviser ’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Dividend-paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.
Income Producing Stock Availability Risk. Income producing common stock meeting the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors, thus limiting the ability of the Fund to produce current income while remaining fully diversified.
Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to

Fund Summary: Dividend Value Fund
respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also

Fund Summary: Dividend Value Fund
involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Prior to July 7, 2021, the Fund was subadvised by BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management, LLC (“SunAmerica”). Effective July 7, 2021, ClearBridge Investments, LLC (“ClearBridge”) replaced SunAmerica as a subadviser to the Fund.

The percentage of the Fund’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-0.66%
16.71%
18.07%
-8.99%
23.51%
0.53%
21.92%
-5.63%
12.56%
12.84%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	15.14%
Lowest Quarterly Return:	March 31, 2020	-25.14%
Year to Date Most Recent Quarter:	June 30, 2025	8.50%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	12.84%	8.00%	8.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.49%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by BlackRock and ClearBridge.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
BlackRock
Tony DeSpirito Managing Director and Portfolio Manager	2014
David Zhao Managing Director and Portfolio Manager	2017
ClearBridge
John Baldi Managing Director and Portfolio Manager	2021
Michael Clarfeld, CFA Managing Director and Portfolio Manager	2021
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Dynamic Allocation Fund
Investment Objective

The Fund’s investment objectives are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the investment companies in which the Fund invests (the “Underlying Funds”).
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.25%
Other Expenses		0.16%
Interest Expense	0.04%
Miscellaneous Other Expenses	0.12%
Acquired Fund Fees and Expenses[1]		0.47%
Total Annual Fund Operating Expenses[1]		0.88%
Fee Waivers and/or Expense Reimbursements[2]		0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]		0.83%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the gross operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.
2
Pursuant to an Expense Limitation Agreement, The Variable Annuity Life Insurance Company (“VALIC”) has contractually agreed to reimburse the expenses of the Fund until September 30, 2026, so that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.32%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Directors of VALIC Company I prior to any such renewal.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$85	$276	$483	$1,080
Portfolio Turnover
The portion of the Fund that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the performance of both the Underlying Funds and the Fund. The Fund does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Fund (defined below).
During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to achieve its objectives by investing under normal conditions approximately 70% to 90% of its assets in shares of the Underlying Funds, which are portfolios of VALIC Company I, (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).
The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Funds investing primarily in equity securities and 20% to 50% of its assets to Underlying Funds investing primarily

Fund Summary: Dynamic Allocation Fund
in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income.
The Variable Annuity Life Insurance Company is the Fund’s investment adviser (“VALIC” or the “Adviser”). The Fund is sub-advised by AllianceBernstein L.P. (“AllianceBernstein”). The Adviser will determine the allocation between the Fund-of-Funds Component and the Overlay Component. AllianceBernstein is responsible for managing the Fund-of-Funds Component’s investment in Underlying Funds, so it will determine the target allocation between Underlying Funds that invest primarily in equity securities and Underlying Funds that invest primarily in fixed income securities. AllianceBernstein performs an investment analysis of possible investments for the Fund and selects the universe of permitted Underlying Funds as well as the allocation to each Underlying Fund. The Adviser may change the Fund’s asset allocation between the Fund-of-Funds Component and the Overlay Component from time to time without prior notice. AllianceBernstein may change the Fund-of-Funds Component’s allocation among the Underlying Funds.
The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations. The Fund normally does not expect to have more than 25% of its total assets allocated to Underlying Funds investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Funds investing primarily in emerging markets (an emerging market is any country that is included in the MSCI Emerging Markets Index). The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Funds that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Fund normally does not expect to have more than 5% of total assets allocated to Underlying Funds investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. A portion of the Fund’s indirect holdings may also include money market securities. Fund cash flows are expected to be used to maintain or move Underlying Fund exposure close to target allocations, but sales and purchases of Underlying Funds may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10%-30% of the Fund’s total assets. AllianceBernstein is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
AllianceBernstein may invest the Overlay Component in derivative instruments to increase or decrease the Fund’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, AllianceBernstein may adjust the Fund’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Fund’s average net equity exposure over long term periods is expected to be approximately 60%-65%. The Fund’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options, and to a lesser extent options on stock index futures and stock index swaps, as the allocation among Underlying Funds in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, AllianceBernstein may decrease the Fund’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Fund of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Fund to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
The Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure. If AllianceBernstein increases the Fund’s net equity exposure and equity markets decline, the Fund may underperform traditional or static allocation funds. Likewise, if AllianceBernstein reduces the Fund’s net equity exposure and equity markets rise, the Fund may also underperform traditional or static allocation funds. Efforts to manage the Fund’s volatility may also expose the Fund to additional costs. In addition, AllianceBernstein will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Fund exposure to certain severe and unanticipated market events that could significantly detract from returns.
In addition to managing the Fund’s overall net equity exposure as described above, AllianceBernstein will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Fund cash flows and liquidity needs, and manage collateral for the derivative instruments. These

Fund Summary: Dynamic Allocation Fund
investments may include Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Fund or to serve as collateral. AllianceBernstein may also invest the Overlay Component in derivative instruments to generate income and manage Fund’s cash flows and liquidity needs. The following chart sets forth the target allocations of the Fund on or about May 31, 2025, to equity and fixed income Underlying Funds and securities. These target allocations represent the Fund’s current goal for the allocation of its assets and does not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Fund’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and AllianceBernstein’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Fund-of-Fund	% of Total Fund
Equity	75%	60%
U.S. Large Cap	58.2%	46.6%
U.S. Small and Mid Cap	5.8%	4.7%
Foreign Equity	9.5%	7.5%
Alternatives (REITs)	1.5%	1.2%

Fixed Income	25%	20%
U.S. Investment Grade	23.5%	18.8%
U.S. High Yield	1.0%	0.8%
Foreign Fixed Income	0.5%	0.4%
	100.0%	80.0%
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objectives will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the Funds’ Investment Objectives, Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Fund. The Fund’s or an Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s or an Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Fund. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock option, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Fund or an Underlying Fund, the Fund or Underlying Fund will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Fund or Underlying Fund will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. By purchasing over-the-counter derivatives, the Fund or Underlying Fund is exposed to credit quality risk of the counterparty.

Fund Summary: Dynamic Allocation Fund
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Fund. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund or an Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund or an Underlying Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. Leverage risk is a direct risk of investing in the Fund. Certain managed futures instruments, and some other derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments.
Bonds Risk. This is both a direct and indirect risk of investing in the Fund. As with any fund that invests significantly in bonds, the value of an investment in the Fund or an Underlying Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Fund. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund or an Underlying Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
Hedging Risk. Hedging risk is both a direct and indirect risk of investing in this Fund. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative, such as an option or forward). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to the unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Funds, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Fund’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Fund. Short sales by the Fund or an Underlying Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Fund. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or

Fund Summary: Dynamic Allocation Fund
enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Fund. An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Dynamic Allocation Risk. The Fund’s risks will directly correspond to the risks of the Underlying Funds and other direct investments in which it invests. The Fund is subject to the risk that the investment process that will determine the selection of the Underlying Funds and the allocation and reallocation of the Fund’s assets among the various asset classes may not produce the desired result. The Fund is also subject to the risk that AllianceBernstein may be prevented from trading certain derivatives effectively or in a timely manner.
Risk of Conflict with Insurance Company Interests. Managing the Fund’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Fund shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Fund’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Fund owning other investment companies, including the Underlying Funds, generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in these investments could result in it being more volatile than the underlying Fund of securities. Disruptions in the markets for the securities held by other investment company companies, including the Underlying Funds purchased or sold by the Fund could result in losses on the Fund’s investment in such securities. The other investment company companies, including Underlying Funds also have fees that increase their costs versus owning the underlying securities directly.
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Fund’s value may not rise as much as the value of Funds that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
“Passively Managed” Strategy Risk. An Underlying Fund following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Fund will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.
Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Growth Style Risk. Growth stocks are historically volatile, which will affect certain Underlying Funds.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Funds.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be

Fund Summary: Dynamic Allocation Fund
less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities index) and a blended index. The blended index is comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Blended Index”).  The Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
AllianceBernstein assumed subadvisory duties for the Fund-of-Funds Component on September 29, 2025. From inception through September 28, 2025, SunAmerica Asset Management, LLC was the subadviser to the Fund-of-Funds Component.

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-4.57%
4.84%
20.22%
-6.92%
20.32%
11.08%
10.19%
-16.22%
13.32%
12.72%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Fund Summary: Dynamic Allocation Fund
During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	9.81%
Lowest Quarterly Return:	December 31, 2018	-10.10%
Year to Date Most Recent Quarter:	June 30, 2025	4.88%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	12.72%	5.55%	5.84%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Blended Index	15.04%	8.67%	8.52%
Investment Adviser

The Fund’s investment adviser is VALIC.The Fund-of-Funds Component and the Overlay Component of the Fund are subadvised by AllianceBernstein.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
AllianceBernstein
Benjamin Sklar Portfolio Manager - Index Strategies, Co- Portfolio Manager	2012
Joshua Lisser Chief Investment Officer - Index Strategies, Lead Portfolio Manager	2012
Alla Harmsworth Portfolio Manager	2025
Defne Ozaltun Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Emerging Economies Fund
Investment Objective

The Fund seeks capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.02%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 154% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests at least 80% of value of its net assets in equity securities of emerging market companies and other investments that are tied economically to emerging markets. The Subadviser considers an emerging markets country to include any country that is: (1) generally recognized to be an emerging market country by the international financial community, including the World Bank; (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index (the “MSCI EM Index”). The Subadviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; and (3) the investment is included in an index representative of emerging markets. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Generally, the Fund will invest in equities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the MSCI Emerging Markets Index. The use of options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets. The Fund may also gain exposure to securities of emerging markets companies through its investments in other investment companies, including exchange-traded funds, that invest in such securities.

Fund Summary: Emerging Economies Fund
The Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Equity Securities Risk. The Fund invests principally in equity securities and is the subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market

Fund Summary: Emerging Economies Fund
interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
IPO Risk. A Fund’s purchase of shares issued as part of, or a short period after a company’s initial public offering (“IPO”) exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Model Risk. The risk that the asset allocation model fails to produce the optimal allocation.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI ex USA Index (net) (a broad-based securities market index) and the MSCI Emerging Markets Index (net), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective  April 29, 2024 BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities for the Fund. From October 1, 2011 through April 29, 2024, J.P. Morgan Investment Management Inc. sub‑advised the Fund. From

Fund Summary: Emerging Economies Fund
September 11, 2009 through September 30, 2011, BlackRock Financial Management, Inc. sub-advised the Fund.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-14.54%
11.47%
41.26%
-19.33%
20.30%
15.47%
1.20%
-25.35%
12.11%
11.41%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	18.34%
Lowest Quarterly Return:	March 31, 2020	-24.25%
Year to Date Most Recent Quarter:	June 30, 2025	13.82%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	11.41%	1.73%	3.59%
MSCI ACWI ex USA Index (net)	5.53%	4.10%	4.80%
MSCI Emerging Markets Index (net)	7.50%	1.70%	3.64%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jeff Shen, PhD Managing Director and Portfolio Manager	2024
David Piazza Managing Director and Portfolio Manager	2024
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Global Real Estate Fund
Investment Objective

The Fund seeks high total return through long-term growth of capital and current income.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.91%
Fee Waivers and/or Expense Reimbursements[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.90%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.74% on the first $250 million of the Fund’s average daily net assets, 0.69% on the next $250 million of the Fund’s average daily net assets, and 0.64% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$92	$289	$503	$1,119
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income, or net profits are attributable to ownership, development, construction, financing, management, or sale of commercial, industrial or residential real estate or interests therein. The Fund invests primarily in real estate investment trusts (“REITs”) and equity securities, including common and preferred stocks and convertible securities. The Fund’s investments in real estate and real estate-related companies may include real estate investment trusts, REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
The Fund may invest in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in foreign securities economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada, and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such a country. From time to time, the Fund’s investments with respect to a particular country may comprise a substantial portion of its investment portfolio.
The Fund concentrates its investments in the real estate industry. The Fund’s Subadviser generally focuses on investing the Fund’s assets in equity real estate investment trusts (REITs) as well as similar entities formed under the laws of non-U.S. countries, but may also invest the fund’s assets in mortgage REITs, hybrid REITs, and

Fund Summary: Global Real Estate Fund
other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.
The Fund’s Subadviser may invest the Fund’s assets in real estate-related investments of any size. However, issuers of real estate-related investments tend to have small-to-medium capitalizations. The Fund’s Subadviser normally allocates the Fund’s investments across different REIT managers and property types but may from time to time focus the Fund’s investments in any one or a few of these areas.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Focused Fund Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Real Estate Investments Risk. Securities of companies in the real estate industry are sensitive to several factors, such as changes in real estate values, interest rates, cash flow, occupancy rates, and greater company liabilities. Substantial investments in a particular industry or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a fund that invests more broadly.
Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate, residential real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the REIT. The performance of a REIT depends on current economic conditions and the types of real property in which it invests and how well the property is managed. If a REIT concentrates its investments in a geographic region or property type, changes in underlying real estate values may have an exaggerated effect on the value of the REIT.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are

Fund Summary: Global Real Estate Fund
denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate and may be volatile. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and illiquidity risk.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Short Position Risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI Index (net) (a broad-based securities market index) and the Financial Times Stock Exchange European Public Real Estate Association / National Association of Real Estate Investment Trusts (“FTSE EPRA NAREIT”) Developed Index (net), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Fund Summary: Global Real Estate Fund
Effective May 1, 2023, Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Massachusetts Financial Services Company (“MFS”) were engaged as subadvisers to the Fund, replacing Invesco Advisers, Inc. and Goldman Sachs Asset Management, L.P., which had served as subadvisors since the Fund’s inception.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
0.01%
2.27%
13.84%
-6.02%
24.50%
-6.14%
22.62%
-25.91%
10.01%
1.40%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	15.70%
Lowest Quarterly Return:	March 31, 2020	-24.41%
Year to Date Most Recent Quarter:	June 30, 2025	5.87%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	1.40%	-0.99%	2.63%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%
FTSE EPRA/ NAREIT Developed Index (net)	0.94%	-1.00%	2.23%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by Duff & Phelps and MFS.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Duff & Phelps
Geoffrey Dybas, CFA Executive Managing Director and Senior Portfolio Manager, Head of Global Real Estate	2023
Frank Haggerty, Jr. CFA Senior Managing Director and Senior Portfolio Manager	2023
MFS
Rick Gable Investment Officer and Portfolio Manager	2023
Mark Syn Investment Officer and Portfolio Manager	2023
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Global Strategy Fund
Investment Objective

The Fund seeks high total return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and/or Expense Reimbursements[1]	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.63%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.44% on the first $500 million of the Fund’s average daily net assets and 0.40% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$64	$215	$378	$853
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, or other instruments with similar economic characteristics, and in money market securities. There are no minimum or maximum percentage targets for each asset class, though under normal market conditions, the subadviser will direct 50% to 80% of the Fund’s assets to equity securities. The Fund’s subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), manages the equity portion of the Fund’s assets and allocates the remainder of the portfolio to be managed by its affiliate, Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s sub-subadviser. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.
The equity securities in which the Fund invests are primarily common stock of large- and mid-capitalization companies included in the Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”) and depositary receipts representing such stocks. As of July 31, 2025, the market capitalization range of the companies in the MSCI ACWI Index was approximately $107.34 million to $3.85 trillion.
With respect to equity securities, the Fund seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI Index over the long term through a multi-factor selection process employed by the Fund’s subadviser. The subadviser’s multi-factor selection process for equity securities is designed to select stocks for the Fund that have favorable exposure to quality, value, and momentum. Under normal market conditions, the Fund will hold 400 to 650 of the common

Fund Summary: Global Strategy Fund
stocks, or depositary receipts representing such stocks, in the MSCI ACWI Index.
With respect to the Fund’s fixed income securities, the Fund’s sub-subadviser follows a value-driven, active, strategic approach to portfolio decisions that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to fixed income markets.
The sub-subadviser has broad discretion to invest in multiple types of fixed income securities of any maturity and duration. The Fund can seek investment opportunities anywhere in the world. Under normal market conditions, the Fund’s foreign currency exposure will be limited to 25% of the Fund’s fixed income assets. Alternatively, the Fund could invest more than 25% of its fixed income securities in bonds denominated in non-U.S. currencies if it uses derivatives strategies to hedge the non-U.S. currency exposure back to the U.S. dollar so that the Fund would have no more than 25% of its fixed income portfolio exposed to non-U.S. currencies.
The Fund may invest in securities that are rated in any category or unrated. Up to 15% of the Fund’s net assets may be invested in “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB- categories or, if unrated, determined to be of comparable credit quality by the sub-subadviser), which are considered speculative.
The Fund may invest in asset-backed and mortgage-backed securities. The Fund will not invest more than 25% of its fixed income assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.
Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, including foreign equity securities and foreign sovereign debt securities. The Fund considers an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. Although the Fund generally invests in securities of issuers located in developed countries, the Fund may invest up to 50% of its total assets in securities of issuers located in emerging markets.
The Fund may invest in derivative instruments such as foreign currency forwards, currency options, bond futures, interest rate futures, equity futures, equity index futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures, structured credit products and currency index futures contracts. The Fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser and sub-subadviser may fail to produce the intended result. A subadviser and sub-subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the

Fund Summary: Global Strategy Fund
exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Disciplined Strategy Risk. The Fund will not deviate from its equity strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.
Credit Risk. The issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. When currency forwards are used by the Fund for hedging purposes, there is a risk that due to imperfect correlations, the currency forwards will not fully hedge against adverse changes in foreign currency values or, under extreme market conditions, will not provide any hedging benefit. The successful use of currency forwards for non-hedging purposes usually depends on the portfolio managers’ ability to forecast movements in foreign currency values and may be speculative. Should these values move in unexpected ways, the Fund may not achieve the anticipated benefit from using currency forwards, and it may realize losses, which could be significant.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow

Fund Summary: Global Strategy Fund
problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying currency, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying currency, security or financial index.
Credit Default Swap Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when the Fund is the buyer. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Junk Bond Risk. High yielding, high risk fixed-income securities (often referred to as “junk bonds”) may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Mortgage-Backed Securities Risk. Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices.
Asset-Backed Securities Risk. Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, installment loans, home equity loans, auto loans, and manufactured housing loans.
Asset-Backed Securities Risk. Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.
Income Risk. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Liquidity Risk. If the active trading market for certain securities becomes limited or non-existent, it can become more difficult to sell the securities at or near their perceived value. This may cause the value of such securities and the Fund’s share price to fall dramatically.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may

Fund Summary: Global Strategy Fund
fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Money Market Securities Risk. An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Currency Management Strategies Risk. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the subadviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI Index (net) (a broad-based securities market index) and a blended index. The blended index is comprised of the 40% Bloomberg Global Aggregate Index (USD hedged)  and the 60% MSCI ACWI Index (net) (the “Glb Strat Blended Index”). The Glb Strat Blended Index is relevant to the Fund because they share characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective December 7, 2021, Franklin Advisers manages the equity assets of the Fund and Brandywine Global manages the fixed income assets of the Fund. From January 29, 2020 through December 6, 2021, Franklin Advisers managed all of the assets of the Fund. Prior to January 29, 2020, Templeton Investment Counsel, LLC

Fund Summary: Global Strategy Fund
managed the equity assets of the Fund and Franklin Advisers managed the fixed income assets of the Fund.

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-4.76%
5.29%
13.55%
-8.29%
9.90%
3.62%
8.58%
-16.78%
15.60%
12.15%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	9.83%
Lowest Quarterly Return:	March 31, 2020	-14.67%
Year to Date Most Recent Quarter:	June 30, 2025	9.25%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	12.15%	3.96%	3.37%
MSCI ACWI Index (net)	17.49%	10.06%	9.23%
Glb Strat Blended Index	11.71%	6.41%	6.53%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Franklin Advisers and sub-subadvised by Brandywine Global.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Franklin Advisers
Brett Risser Vice President and Portfolio Manager, Head of Quantitative Equity Portfolio Management	September 2025
Chris Floyd, CFA Senior Vice President, Portfolio Manager	September 2025
Sundaram Chettiappan, CFA Senior Vice President and Portfolio Manager, Systematic Equity Portfolio Manager - Global Equity Sleeve	2020
Thomas A. Nelson, CFA, CAIA Senior Vice President and Head of Market Strategy, Portfolio Manager– determines top-down allocations	2021
Berkeley Belknap Senior Vice President, Head of US Portfolio Management, Portfolio Manager – determines top-down allocations	2021
Brandywine Global
Michael Arno, CFA Portfolio Manager - Senior Research Analyst	2021
Tracy Chen, CFA, CAIA Portfolio Manager	2021
Brian L. Kloss, JD, CPA Portfolio Manager	2021
Renato Latini, CFA Portfolio Manager – Senior Research Analyst	2021
Jack P. McIntyre, CFA Portfolio Manager	2021
Anujeet Sareen, CFA Portfolio Manager	2021
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Government Securities Fund
Investment Objective

The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.69%
Fee Waivers and/or Expense Reimbursements[1]	0.11%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.58%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.385% on the first $250 million of the Fund’s average daily net assets, 0.335% on the next $250 million of the Fund’s average daily net assets, 0.285% on the next $500 million of the Fund’s average daily net assets, and 0.235% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$210	$373	$848
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests at least 80% of net assets in intermediate- and long-term U.S. Government and government-sponsored debt securities.
The Fund may also invest in mortgage-backed securities, asset-backed securities, repurchase agreements, high quality corporate debt securities and high quality domestic money market securities. In addition, the Fund may invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

Fund Summary: Government Securities Fund
The following is a summary of the principal risks of investing in the Fund.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Credit Risk. The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.
Interest Rate Risk. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mortgage-Backed Securities Risk. Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non‑guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices.
Asset-Backed Securities Risk. Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the

Fund Summary: Government Securities Fund
Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Money Market Securities Risk. An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of the Fund to decline.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the Bloomberg U.S. Government Bond Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective, August 5, 2013, J.P. Morgan Investment Management Inc. (“JPMIM”) assumed management of the Fund. Prior to this time, the Fund was co-sub-advised by JPMIM and SunAmerica Asset Management, LLC (“SunAmerica”).

8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
0.81%
1.22%
2.04%
0.52%
6.50%
6.63%
-2.32%
-11.16%
4.21%
1.14%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	6.01%
Lowest Quarterly Return:	March 31, 2022	-5.02%
Year to Date Most Recent Quarter:	June 30, 2025	3.89%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	1.14%	-0.50%	0.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. Government Bond Index (reflects no deduction for fees, expenses or taxes)	0.62%	-0.63%	0.85%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Michael Sais, CFA, MBA* Managing Director and Co-Lead Manager	2011
Robert Manning, CFA, MBA Managing Director and Co-Lead Manager	2011
Edward Fitzpatrick III, CFA, MBA Managing Director and Portfolio Manager	April 2025
* Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning and Fitzpatrick will continue to be responsible for the management of the Fund.
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Growth Fund
Investment Objective

The Fund seeks long-term capital growth.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.77%
Fee Waivers and/or Expense Reimbursements[1]	0.16%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.61%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.57% on the first $500 million of the Fund’s average daily net assets, 0.51% on the next $500 million of the Fund’s average daily net assets, 0.48% on the next $500 million of the Fund’s average daily net assets, and 0.45% on average daily net assets over $1.5 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$62	$230	$412	$939
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund attempts to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund will emphasize common stock of companies with mid‑ to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund generally invests at least 65%of its total assets in equity securities. Equity securities consist of common stock and American Depositary Receipts (“ADRs”). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may also invest up to 20%of its total assets in securities of foreign companies, including companies located in emerging markets.
VALIC is the Fund’s investment adviser and BlackRock Investment Management, LLC (“BlackRock”) is the Fund’s subadviser. Approximately 25% of the Fund’s assets will be allocated to a passively managed strategy (the “Passive Strategy”), which seeks to track the Russell 1000® Growth Index (the “Underlying Index”), and the remainder of the Fund’s assets will be allocated to an actively managed strategy (the “Active Strategy”). The Fund’s target allocations among the strategies are subject to change at the discretion of VALIC, and actual allocations could vary substantially from the target allocations due to market valuation changes.
The Passive Strategy primarily seeks to track the Underlying Index by investing in all or substantially all of the stocks included in the Underlying Index, a strategy known as “replication.” In managing the Passive Strategy, the subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price‑to‑book,

Fund Summary: Growth Fund
price‑to‑earnings, debt‑to‑asset ratios and dividend yields) closely approximate those of the Underlying Index. The subadviser may use derivatives in seeking to track the Underlying Index, including futures and total return swaps.
In managing the Active Strategy, the subadviser selects not less than 25 to not more than 45 companies through a process of both top‑down macro-economic analysis of economic and business conditions, and bottom‑up analysis of the business fundamentals of individual companies. Stocks are selected from a universe of companies that the subadviser believes have above average growth potential. The subadviser will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund is a non‑diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in

Fund Summary: Growth Fund
foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Emerging Markets Risk. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
Focused Fund Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Large- and Mid-Cap Companies Risk. Investing in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Non-Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.
Price Volatility Risk. The Fund’s investment strategy may subject the Fund’s portfolio to increased volatility. Volatility may cause the value of the Fund’s portfolio to fluctuate significantly in the short term.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not

Fund Summary: Growth Fund
recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P® 500 (a broad-based securities market index) and the Russell 1000® Growth Index which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
American Century Investment Management, Inc., served as subadviser of the Fund from its inception until September 30, 2019. SunAmerica Asset Management, LLC served as subadviser of the Passive Strategy from September 30, 2019 until April 30, 2025. BlackRock assumed subadvisory duties of the Active Strategy on September 30, 2019 and the Passive Strategy on April 30, 2025.

60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
3.08%
4.79%
30.23%
-2.77%
31.87%
41.80%
20.96%
-36.05%
46.94%
32.74%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	28.99%
Lowest Quarterly Return:	June 30, 2022	-22.49%
Year to Date Most Recent Quarter:	June 30, 2025	7.16%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	32.74%	16.43%	14.46%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Philip H. Ruvinsky, CFA Managing Director and Portfolio Manager	2020
Caroline Bottinelli Managing Director and Portfolio Manager	2022

Fund Summary: Growth Fund
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: High Yield Bond Fund
Investment Objective

The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.62%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.77%
Fee Waivers and/or Expense Reimbursements[1]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.68%
1
Pursuant to an Expense Limitation Agreement, The Variable Annuity Life Insurance Company (“VALIC”) has contractually agreed to reimburse the expenses of the Fund until September 30, 2026, so that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 0.68%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Directors of VALIC Company I prior to any such renewal.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The
Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$69	$237	$419	$946
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies of the Fund

At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed-income securities (often referred to as “junk bonds”). These securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) or BBB– by S&P Global Ratings (“S&P”) or determined to be of comparable quality by the subadviser. Up to 15% of the Fund’s net assets can be rated below Caa3 by Moody’s or CCC– by S&P or its equivalent rating by another Nationally Recognized Statistical Ratings Organization. The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities.
The Fund may also invest up to 20% of its net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB– or higher by S&P. Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets.
The subadviser analyzes macroeconomic trends to develop an overall picture of a country, market, or market segment and combines that analysis with research on individual securities to achieve the Fund’s objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by

Fund Summary: High Yield Bond Fund
cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by the Fund is unable to make interest or principal payments.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Interest Rate Risk. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.
Junk Bond Risk. High yielding, high risk fixed-income securities (often referred to as “junk bonds”) may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Fund Summary: High Yield Bond Fund
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the High Yield Bond Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg U.S. Universal Index (a broad-based securities market index) and the FTSE US High-Yield Market Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

20%
15%
10%
5%
0%
-5%
-10%
-15%
-3.66%
12.90%
7.91%
-3.23%
14.97%
6.73%
4.29%
-10.65%
13.14%
6.52%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	10.19%
Lowest Quarterly Return:	March 31, 2020	-13.13%
Year to Date Most Recent Quarter:	June 30, 2025	4.64%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	6.52%	3.69%	4.58%
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	2.04%	0.06%	1.73%
FTSE US High-Yield Market Index (reflects no deduction for fees, expenses or taxes)	8.49%	4.20%	5.03%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Wellington Management Company LLP.
Portfolio Manager
Name and Title	Portfolio Manager of the Fund Since
Michael V. Barry Senior Managing Director and Fixed- Income Portfolio Manager	2021
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Inflation Protected Fund
Investment Objective

The Fund seeks maximum real return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.63%
Fee Waivers and/or Expense Reimbursements[1]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.54%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.405% on the first $250 million of the Fund’s average daily net assets, 0.355% on the next $250 million of the Fund’s average daily net assets, and 0.305% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$193	$342	$778
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations and in derivative instruments that have economic characteristics similar to such securities.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers.
The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB-or higher by S&P Global Ratings. The Fund also may invest up to 50% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. The Fund may invest in debt securities that are not inflation indexed, including mortgage- and asset-backed securities and collateralized loan obligations. The subadviser may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments, and the Fund may invest in fixed income investments of any maturity and duration. The Fund generally intends to utilize currency forwards and futures to manage foreign currency risk. The Fund may also invest in derivative instruments, such as forwards, futures, contracts or swap agreements, as a substitute for directly investing in the above instruments or for risk management purposes. The subadviser may engage in frequent and

Fund Summary: Inflation Protected Fund
active trading of portfolio securities to achieve the Fund’s investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Inflation-Indexed Securities Risk. If the interest rate rises for reasons other than inflation, the value of inflation-indexed securities can be negatively impacted. In certain interest rate environments, such instruments may experience greater losses than other fixed income securities with similar durations.
Risks of Inflation Indexing Methodology. An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation and the time interest is paid can each adversely affect an inflation-indexed security, particularly during periods of significant, rapid changes in inflation.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. Investments in emerging markets are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, and additional risks as well. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in

Fund Summary: Inflation Protected Fund
investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are similar to other debt securities in that they are subject to credit risk and interest rate risk. Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be non-guaranteed securities issued by private issuers. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. CMOs, which are a type of mortgage-backed security, may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.
Collateralized Loan Obligation Risk. A collateralized loan obligation is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a collateralized loan obligation trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, collateralized loan obligation tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to collateralized loan obligation securities as a class.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions. When currency forwards are used by the Fund for hedging purposes, there is a risk that due to imperfect correlations, the currency forwards will not fully hedge against adverse changes in foreign currency values or, under extreme market conditions, will not provide any hedging benefit. The successful use of currency forwards for non-hedging purposes usually depends on the portfolio managers’ ability to forecast movements in foreign currency values and may be speculative. Should these values move in unexpected ways, the Fund may not achieve the anticipated benefit from using currency forwards, and it may realize losses, which could be significant.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying currency, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying currency, security or financial index.

Fund Summary: Inflation Protected Fund
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg U.S. Aggregate Bond Index (a broad-based securities market index) and the Bloomberg U.S. Treasury Inflation-Protected Securities (“TIPS”) Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective September 28, 2020, Wellington Management Company LLP (“Wellington Management”) assumed subadvisory responsibilities for the Fund. Prior to September 28, 2020, PineBridge Investments LLC subadvised the Fund.

12%
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
-10%
-12%
-3.01%
3.80%
4.86%
-2.22%
8.66%
8.81%
5.09%
-10.17%
4.09%
1.18%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	6.94%
Lowest Quarterly Return:	June 30, 2022	-6.92%
Year to Date Most Recent Quarter:	June 30, 2025	3.73%

Fund Summary: Inflation Protected Fund
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	1.18%	1.59%	1.95%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%
Bloomberg U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	1.84%	1.87%	2.24%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Wellington Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Joseph F. Marvan, CFA* Senior Managing Director and Fixed Income Portfolio Manager	2020
Jeremy Forster Managing Director and Fixed Income Portfolio Manager	2020
* There is no change to Jeremy Forster’s role and responsibilities, but Joseph F. Marvan has announced his retirement on June 30, 2026.
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: International Equities Index Fund
Investment Objective

The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index (net) (the “Index”).
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.42%
Fee Waivers and/or Expense Reimbursements[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.39%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.315% on the first $500 million of the Fund’s average daily net assets, 0.215% on average daily net assets over $500 million, and 0.205% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$40	$132	$232	$527
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. The subadviser may use derivatives to seek to

Fund Summary: International Equities Index Fund
track the performance of the Index, including futures and total return swaps.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. The growth of Japan’s economy has recently lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and may be adversely affected by trade tariffs, other protectionist measures, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply.
Large- and Mid-Cap Companies Risk. Investing in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy

Fund Summary: International Equities Index Fund
institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 30, 2025. Prior to this time, the Fund was sub‑advised by SunAmerica Asset Management, LLC.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-1.00%
1.26%
24.35%
-13.74%
21.29%
7.38%
11.03%
-14.52%
17.25%
3.13%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	18.18%
Lowest Quarterly Return:	March 31, 2020	-22.83%
Year to Date Most Recent Quarter:	June 30, 2025	20.04%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	3.13%	4.27%	4.86%
MSCI EAFE Index (net)	3.82%	4.73%	5.20%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: International Government Bond Fund
Investment Objective

The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	0.86%
Fee Waivers and/or Expense Reimbursements[1]	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.80%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.44% on the first $250 million of the Fund’s average daily net assets, 0.39% on the next $250 million of the Fund’s average daily net assets, 0.34% on the next $500 million of the Fund’s average daily net assets, and 0.29% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$268	$471	$1,055
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.
Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities (“junk bonds”). Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions.
Additionally, the Subadviser may attempt to hedge currency exposure, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. The Fund may invest significantly in government securities of emerging market countries.
The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of

Fund Summary: International Government Bond Fund
any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. The Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed income security owned by the Fund is unable to make interest or principal payments.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position (often through a derivative instrument, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S.
dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Foreign Sovereign Debt Risk. Foreign sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or to repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Interest Rate Risk. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to these initiatives.
Junk Bond Risk. High yielding, high risk fixed-income securities (often referred to as “junk bonds”) may involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or

Fund Summary: International Government Bond Fund
economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Non-Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.
Money Market Securities Risk. An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government and are therefore subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Bloomberg Global Aggregate Index (USD hedged) (a broad-based securities market index) and a blended index, which is comprised of the 70% FTSE WGBI (unhedged) and the 30% JP Morgan EMBI Global Diversified Index (the “Intl Gov Bd Blended Index”), which are relevant to the Fund because they have characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

15%
10%
5%
0%
-5%
-10%
-15%
-20%
-3.32%
3.70%
8.10%
-3.11%
8.74%
10.26%
-5.86%
-16.22%
5.98%
-1.00%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	8.54%
Lowest Quarterly Return:	June 30, 2022	-8.68%
Year to Date Most Recent Quarter:	June 30, 2025	6.84%

Fund Summary: International Government Bond Fund
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	-1.00%	-1.82%	0.41%
Bloomberg Global Aggregate Index (USD hdg) (reflects no deduction for fees, expenses or taxes)	3.40%	0.48%	2.01%
Intl Gov Bd Blended Index	-0.12%	-2.05%	0.59%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by PineBridge Investments LLC.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Anders Faergemann Managing Director and Senior Sovereign Portfolio Manager, Emerging Markets Fixed Income	2009
Dmitri Savin, CFA Senior Vice President and Portfolio Manager, Emerging Markets Fixed Income	2016
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: International Growth Fund
Investment Objective

The Fund seeks capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.93%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	1.08%
Fee Waivers and/or Expense Reimbursements[1]	0.26%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.82%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.69% on the first $250 million of the Fund’s average daily net assets, 0.64% on the next $250 million of the Fund’s average daily net assets, 0.59% on the next $500 million of the Fund’s average daily net assets, and 0.54% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$84	$318	$570	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund’s subadviser uses a proprietary investment strategy to invest in companies that it believes will increase in value over time. Under normal market conditions, the subadviser seeks to achieve the Fund’s objective by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI ACWI ex USA Index. As of July 31, 2025, the market capitalization range of the companies in the MSCI ACWI ex USA Index was approximately $119.56 million to $957.46 billion.
The subadviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the subadviser seeks high-quality, established companies that the subadviser believes are undervalued at the time of purchase. The subadviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The subadviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria because the quality of the company’s business deteriorates or the price relative to the company’s intrinsic value is no longer attractive. The subadviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the subadviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the subadviser typically engages company management in constructive discussions on a range of ESG issues the subadviser deems materially important.

Fund Summary: International Growth Fund
The Fund may invest in foreign securities, which may include emerging market securities. Under normal circumstances, the Fund invests at least 40% of its net assets in the securities of issuers from at least three countries outside of the United States. The Fund considers an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. The Fund may invest up to 35% of its total assets (excluding cash) in securities of issuers located in emerging market countries.
For purposes of maintaining exposure of at least 40% of the Fund’s assets to equity securities of issuers located or operating outside the United States, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to issuers located or operating outside the United States. The equity securities in which the Fund invests are denominated in both U.S. and non-U.S. currencies and include common stock.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
ESG Investment Risk. The portfolio manager(s) may utilize ESG criteria, integrate ESG considerations and/or use related analyses to select investments for the Fund. These strategies may impact the Fund’s performance, including relative to similar funds that do not adhere to such ESG criteria, ESG integration and/or related analyses as part of the investment process. Additionally, the Fund’s adherence to these strategies in connection with identifying and selecting investments may require subjective and qualitative analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or a portfolio manager’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. Economies and financial markets are becoming more connected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions.
Focused Fund Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Consumer Discretionary Risk. To the extent that the Fund invests a substantial portion of its assets in the consumer discretionary sector, the Fund will be particularly susceptible to the risks associated with companies operating in such sector(s). Companies in the

Fund Summary: International Growth Fund
consumer discretionary sector are subject to risks, including fluctuations in the performance of the overall domestic and international economy, shipment and supply chain disruptions, interest rate changes, currency exchange rates, increased competition and consumer confidence. Performance of such companies may also be adversely affected by factors such as reduced disposable household income, reduced consumer spending, and changing demographics and consumer tastes.“
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Liquidity Risk. If the active trading market for certain securities becomes limited or non-existent, it can become more difficult to sell the securities at or near their perceived value. This may cause the value of such securities and the Fund’s share price to fall dramatically. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in

Fund Summary: International Growth Fund
investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI ex USA Index (net) (a broad-based securities market index), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
American Century Investment Management, Inc. served as subadviser of the Fund from its inception until March 7, 2018. Invesco Advisers, Inc. and Massachusetts Financial Services Company have served as co-subadvisers from June 20, 2005 to March 7, 2018. Morgan Stanley Investment Management Inc. (”MSIM Inc.“) assumed sole subadvisory duties of the Fund on March 8, 2018.

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
27.63%
32.64%
34.14%
14.21%
17.66%
6.58%
-0.49%
-2.75%
-8.12%
-34.04%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	19.73%
Lowest Quarterly Return:	June 30, 2022	-20.31%
Year to Date Most Recent Quarter:	June 30, 2025	17.17%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	6.58%	4.85%	6.67%
MSCI ACWI ex USA Index (net)	5.53%	4.10%	4.80%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by MSIM Inc. MSIM Inc. has entered into an agreement whereby it may delegate certain of its investment advisory services to Morgan

Fund Summary: International Growth Fund
Stanley Investment Management Company (”MSIM Co.“) an affiliated investment adviser..
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Kristian Heugh, CFA Managing Director and Lead Portfolio Manager	2018
Anil Agarwal Managing Director co-Portfolio Manager	2022
Lindsay Connor Managing Director, co-Portfolio Manager	2024
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: International Opportunities Fund
Investment Objective

The Fund seeks to provide long-term capital appreciation through equity and equity-related investments of small to mid cap companies throughout the world, excluding the United States.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.04%
Fee Waivers and/or Expense Reimbursements[1]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.01%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.87% on the first $100 million of the Fund’s average daily net assets, 0.77% on the next $650 million of the Fund’s average daily net assets and 0.72% on the Fund’s average daily net assets over $750 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$328	$571	$1,268
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small- to mid-cap companies throughout the world, excluding the United States. The Fund will invest primarily in small- to mid-cap companies whose capitalization, at the time of purchase, range from the market capitalization of the smallest company included in the MSCI ACWI ex USA Small and Mid-Cap Index (net) (the “Index”) to the market capitalization of the largest company in the Index during the most recent 12-month period. A company’s “market capitalization” is the value of its outstanding stock. As of July 31, 2025, the market capitalizations of companies included in the Index ranged from $61.03 million to $31.80 billion, with a median market capitalization of $1.16 billion. For purposes of the Fund’s 80% test above, the Fund may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses investments or sales outside of the United States, or whose “country of risk” is a foreign country as determined by a third party service provider. The Fund may hold foreign currencies and non-dollar denominated foreign securities. The Fund also invests in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.
The Fund is not limited in the amount it invests in any one country or region. The subadvisers will try to select a wide range of industries and companies and may invest in developing or emerging market countries. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and, as noted above, depositary receipts. Although the Fund invests primarily in equity securities, it may invest in fixed-

Fund Summary: International Opportunities Fund
income securities from time-to-time up to 20% of the Fund’s net assets.
The Fund does not employ a currency overlay strategy, but may consider currency implications during fundamental research of companies.
Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.
One subadviser employs a bottom-up approach, selecting securities that it believes to represent above-average potential for capital appreciation, based on fundamental research and analysis. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, countries, industries and styles (e.g., growth and value). Because the subadviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price to earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, may emphasize either growth stocks or value stocks.
The other subadviser also evaluates investment opportunities using a bottom-up investment approach. This approach includes fundamental analysis of a company’s financial statements, management record and structure, operations, product development and industry competitive position. In addition, the subadviser may also look for companies with conservatively-capitalized balance sheets, high and consistent internal rates of return, and a favorable market position within healthy and growing industries. These factors may vary in particular cases and may change over time. The Fund may invest in securities of issuers that are considered by the Fund’s subadviser to have potential for earnings or revenue growth. The subadviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The subadviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
European Investment Risk. The Economic and Monetary Union (the EMU) of the European Union (the EU) requires compliance by member countries with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental

Fund Summary: International Opportunities Fund
or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have significant adverse effects on the economies of EU member countries and the EU and Europe as a whole. Responses to these and other financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may limit future growth and economic recovery, or may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the European Union, such as the departure of the United Kingdom (the UK), referred to as Brexit, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member countries will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. The growth of Japan’s economy has recently lagged behind that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and may be adversely affected by trade tariffs, other protectionist measures, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the

Fund Summary: International Opportunities Fund
loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Sector Risk: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the International Opportunities Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI ex USA Index (net) (a broad-based securities market index) and the MSCI ACWI ex USA SMID Cap Index (net), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective September 28, 2023, Invesco Advisers, Inc.  (“Invesco”) and Wellington Management Company LLP (“Wellington Management”) assumed subadvisory responsibilities for the Fund. Prior to September 28, 2023, Delaware Investments Fund Advisers and Massachusetts Financial Services Company served as subadvisers to the Fund and the Predecessor Fund.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
8.48%
-0.56%
39.36%
-17.50%
25.74%
16.88%
6.57%
-24.45%
14.28%
-2.39%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	24.04%
Lowest Quarterly Return:	March 31, 2020	-24.77%
Year to Date Most Recent Quarter:	June 30, 2025	21.18%

Fund Summary: International Opportunities Fund
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	-2.39%	0.98%	5.05%
MSCI ACWI ex USA Index (net)	5.53%	4.10%	4.80%
MSCI ACWI ex USA SMID Cap Index (net)	3.49%	3.55%	5.06%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Invesco and Wellington Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Invesco
David Nadel Senior Portfolio Manager (lead)	2023
Andrey Belov, Ph.D. Portfolio Manager	2024
Wellington Management
Mary L. Pryshlak, CFA Senior Managing Director, Head of Investment Research and Portfolio Manager	2023
Jonathan G. White, CFA Managing Director, Director of Research Portfolios and Portfolio Manager	2023
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: International Socially Responsible Fund
Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.64%
Fee Waivers and/or Expense Reimbursements[1]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.55%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC is equal to 0.410% on the first $500 million of the Fund’s average daily net assets, 0.385% on the next $500 million of the Fund’s average daily net assets, and 0.360% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$56	$196	$348	$790
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of companies that meet the Fund’s social criteria located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The Fund will generally invest in the equity securities of large- and mid-cap companies domiciled in Europe, Australasia and the Far East. To determine which companies meet the Fund’s social criteria, the subadviser incorporates into its investment process research services from an independent social research service, MSCI ESG Research, LLC (“MSCI ESG Research”). The Fund does not invest in the securities of companies that do not meet its social criteria. The Fund’s subadviser will generally assess whether a company continues to meet the social criteria on a monthly basis. The Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the MSCI EAFE Index (net) (the “MSCI EAFE Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.
The portfolio managers select securities from the MSCI EAFE Index that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate

Fund Summary: International Socially Responsible Fund
the capitalization weighted total rate of return of the MSCI EAFE Index while maintaining similar risk characteristics to the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. Because the Fund limits its selection to securities that meet its social criteria, not all of the securities in the MSCI EAFE Index are included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the MSCI EAFE Index. The subadviser may use derivatives in seeking to track the performance of the MSCI EAFE Index, including futures and total return swaps.
The Fund’s social criteria are as follows:
The Fund does not invest in companies that have significant revenues derived from:
•
the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•
the manufacture or distribution of alcoholic beverages or tobacco products;
•
the operation of gambling-related businesses; and
•
the production of nuclear energy.
The Fund’s revenue criteria are established by the Fund’s subadvisor and are applied based on MSCI ESG Research revenue calculations.
The Fund also excludes companies with low environmental, social and governance controversy scores, as determined and provided by MSCI ESG Research. MSCI ESG Research uses a rules based methodology to assess issuers on key environmental, social, and governance issues (“MSCI Controversy Case Score”), including: (1) environmental issues such as climate change, natural resources, pollution and waste, and environmental opportunities; (2) social issues such as human capital, product liability, stakeholder opposition and social opportunities; and (3) governance issues such as corporate governance and corporate behavior.
The Fund does not invest in companies that, based on low MSCI Controversy Case Scores:
•
have a history of poor labor-management relations;
•
engage in businesses or have products that have a severely negative impact on the environment;
•
have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•
engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•
have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well

Fund Summary: International Socially Responsible Fund
as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the MSCI EAFE Index may be affected by, among other things, changes in securities markets, the manner in which performance of the MSCI EAFE Index is calculated, changes in the composition of the MSCI EAFE Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the MSCI EAFE Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the MSCI EAFE Index.
ESG Investment Risk. The Fund’s adherence to its social criteria and application of related analyses when selecting investments may negatively impact the Fund’s performance, including relative to similar funds that use different criteria, or to funds that do not adhere to such criteria or apply such analyses. Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money. The employment of an independent social research service to assess social criteria and reliance on potentially incomplete or inaccurate data may further negatively affect outcomes. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s practices or the Fund’s assessment of such may change over time.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Large- and Mid-Cap Companies Risk. Investing in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.
Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market

Fund Summary: International Socially Responsible Fund
interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.
Money Market Securities Risk. An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Warrant Risk. A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI EAFE Index (net) (a broad-based securities market index), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 30, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-0.33%
6.95%
22.71%
-8.45%
25.98%
8.36%
12.45%
-16.55%
18.35%
2.96%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	18.68%
Lowest Quarterly Return:	March 31, 2020	-22.35%
Year to Date Most Recent Quarter:	June 30, 2025	18.26%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	2.96%	4.38%	6.46%
MSCI EAFE Index (net)	3.82%	4.73%	5.20%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: International Value Fund
Investment Objective

The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.71%
Other Expenses	0.17%
Total Annual Fund Operating Expenses	0.88%
Fee Waivers and/or Expense Reimbursements[1]	0.07%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.81%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.66% on the first $250 million of the Fund’s average daily net assets, 0.61% on the next $250 million of the Fund’s average daily net assets, 0.56% on the next $500 million of the Fund’s average daily net assets and 0.51% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the Fund, including a majority of the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$83	$274	$481	$1,078
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of foreign issuers. The Fund will invest in securities of at least three different countries, including the United States. The Fund normally invests in common stock, preferred stock, rights, warrants and American Depository Receipts (ADRs). The Fund may purchase securities across any market capitalization. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.
The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.
The Fund defines the term “foreign issuer” with respect to whether an issuer is economically tied to a non-U.S. country. The Fund will make this determination by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency.
The Fund is sub-advised by both Goldman Sachs Asset Management, L.P. (“GSAM”) and Columbia Management Investment Advisers, LLC (“Columbia”). GSAM selects

Fund Summary: International Value Fund
investments using an investment philosophy and a valuation discipline designed to identify what GSAM believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. In the portion of the Fund subadvised by GSAM, the Fund expects to invest a majority of its assets in a diversified portfolio of equity investments of dividend-paying non-U.S. issuers. A substantial portion of the assets in GSAM’s sleeve are invested in the securities of issuers located in the developed countries of Western Europe and in Australia, Japan and New Zealand. The Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.
Columbia employs fundamental analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. In selecting investments, Columbia considers, among other factors: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value, with Columbia believing that companies with lower valuations are generally more likely to provide opportunities for capital appreciation; a company’s current operating margins relative to its historic range and future potential; and/or potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund invests predominantly in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Large-Cap Companies Risk. Investing in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and

Fund Summary: International Value Fund
experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Warrant Risk. A warrant entitles the holder to purchase a specified amount of securities at a pre-determined price. Warrants may not track the value of the securities the holder is entitled to purchase and may expire worthless if the market price of the securities is below the exercise price of the warrant.
Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Focused Fund Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each, a “Foreign Custodian”), which involves the risk that some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it

Fund Summary: International Value Fund
assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the MSCI ACWI ex USA Index (net) (a broad-based securities market index) and MSCI EAFE Value Index (net), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Effective April 29, 2024, the Fund changed its benchmark index against which the Fund measures its performance from the MSCI ACWI ex USA Index (net) to the MSCI EAFE Value Index (net). Fund management believes that the MSCI EAFE Value Index (net) is more representative of the securities in which the Fund invests. The Fund’s returns prior to April 29, 2024, as reflected in the bar chart and table, are the returns of the Fund when it followed different investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
GSAM and Columbia assumed subadvisory duties on April 29, 2024. From inception through September 9, 2018, Templeton Global Advisors Limited was subadviser to the Fund. From September 10, 2018 through April 29, 2024, Allspring Global Investments, LLC was subadviser to the Fund.

20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-7.31%
12.09%
17.00%
-17.81%
16.42%
4.95%
7.04%
-10.94%
14.38%
8.43%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2022	18.33%
Lowest Quarterly Return:	March 31, 2020	-29.70%
Year to Date Most Recent Quarter:	June 30, 2025	22.59%

Fund Summary: International Value Fund
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	8.43%	4.41%	3.74%
MSCI ACWI ex USA Index (net)	5.53%	4.10%	4.80%
MSCI EAFE Value Index (net)	5.68%	5.09%	4.31%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by GSAM and Columbia.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
GSAM
Alexis Deladerrière, CFA Managing Director, Co-Portfolio Manager	2024
Abhishek Periwal, CFA Managing Director, Co-Portfolio Manager	2024
Columbia
Fred Copper, CFA Senior Portfolio Manager	2024
Daisuke Nomoto, CMA (SAAJ) Senior Portfolio Manager	2024
Paul J. DiGiacomo, CFA Senior Portfolio Manager	2024
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Large Cap Core Fund (formerly, Large Capital Growth Fund)
Investment Objective

The Fund seeks to provide long-term growth of capital.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.75%
Fee Waivers and/or Expense Reimbursements[1]	0.09%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.66%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.55% on the first $750 million of the Fund’s average daily net assets and 0.50% on average daily net assets over $750 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$67	$231	$408	$922
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in equity securities, which may include common stocks and depositary receipts.
Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the S&P 500® Index (the “Index”) during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $15.75 billion and the largest stock by market capitalization was $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign securities, either directly or through depositary receipts.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. A derivative instrument that provides exposure to the types of investments that are included in the Fund’s 80% policy or exposure to one or more market risk factors associated with such investments will be counted towards compliance with the 80% policy.

Fund Summary: Large Cap Core Fund (formerly, Large Capital Growth Fund)
The Fund is managed by two subadvisers. Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.
In managing its portion of the Fund, one subadviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. On behalf of the Fund, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers other criteria including, but not limited to:
•
catalysts that could trigger a rise in a stock’s price
•
high potential reward compared to potential risk
•
temporary mis-pricings caused by apparent market over-reactions.
In managing its portion of the Fund, the other subadviser seeks sector and industry-neutral exposure to the Index, with value added through stock selection. The subadviser will attempt to outperform the Index by overweighting those stocks that are viewed favorably relative to their weighing in the Index, and underweighting or avoiding those stocks that are viewed negatively. The subadviser combines fundamental research with a disciplined portfolio construction process to pursue the investment objective. A portfolio oversight team, which includes portfolio managers, is responsible for the overall structure of the strategy and for developing rules for portfolio construction employed by the subadviser. The portfolio oversight team seeks to take advantage of the subadviser’s fundamental research by assigning equity analysts to select stocks for the strategy within industries where they have focused expertise. The equity analysts are responsible for selecting stocks and determining the stocks’ weights, subject to the oversight and discretion of the portfolio managers who work closely with the analysts.
To generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector, including the technology sector.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large-Cap Companies Risk. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.

Fund Summary: Large Cap Core Fund (formerly, Large Capital Growth Fund)
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying currency, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying currency, security or financial index.
ESG Investment Risk. The portfolio manager(s) may utilize ESG criteria, integrate ESG considerations and/or use related analyses to select investments for the Fund. These strategies may impact the Fund’s performance, including relative to similar funds that do not adhere to such ESG criteria, ESG integration and/or related analyses as part of the investment process. Additionally, the Fund’s adherence to these strategies in connection with identifying and selecting investments may require subjective and qualitative analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or a portfolio manager’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus, outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently

Fund Summary: Large Cap Core Fund (formerly, Large Capital Growth Fund)
than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Technology Sector Risk. Technology stocks historically have experienced unusually wide price swings. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index. Effective September 29, 2025, the Fund no longer measures its performance against the Russell 1000® Growth Index. The Fund’s returns prior to September 29, 2025, as reflected in the bar chart and table, are the returns of the Fund when it followed different investment strategies. under the name “Large Capital Growth Fund.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
T. Rowe Price Associates, Inc. (“T. Rowe Price”) and J.P. Morgan Investment Management Inc. (“JPMIM”) assumed subadvisory duties on September 29, 2025. From inception through September 15, 2013, SunAmerica Asset Management, LLC and Invesco Advisers, Inc. were subadvisers to the Fund. From September 16, 2013, through September 28, 2025, Massachusetts Financial Services Company was subadviser to the Fund.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-0.01%
6.15%
28.55%
0.71%
39.96%
22.44%
26.06%
-19.15%
23.93%
16.24%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	20.77%
Lowest Quarterly Return:	March 31, 2020	-17.87%
Year to Date Most Recent Quarter:	June 30, 2025	3.03%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	16.24%	12.44%	13.21%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%

Fund Summary: Large Cap Core Fund (formerly, Large Capital Growth Fund)
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by T. Rowe Price and JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
T. Rowe Price
Ann Holcomb, CFA Vice President	2025
Jason Nogueira, CFA, MBA Vice President	2025
Jason Polun, CFA, MBA Vice President	2025
JPMIM
Scott Davis, MBA Managing Director	2025
Shilpee Raina, CFA Executive Director	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Mid Cap Index Fund
Investment Objective

The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.27%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.36%
Fee Waivers and/or Expense Reimbursements[1]	0.01%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.35%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.335% on the first $500 million of the Fund’s average daily net assets, 0.235% on the next $2.5 billion of the Fund’s average daily net assets, 0.185% on the next $2 billion of the Fund’s average daily net assets and 0.135% on average daily net assets over $5 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable
Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$115	$201	$455
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors

Fund Summary: Mid Cap Index Fund
will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the S&P MidCap 400® Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Fund Summary: Mid Cap Index Fund
BlackRock Investment Management, LLC (“BlackRock”) assumed sub-advisory responsibilities on April 30, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-2.50%
20.62%
15.91%
-11.43%
25.71%
13.30%
24.32%
-13.35%
15.94%
13.51%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	24.33%
Lowest Quarterly Return:	March 31, 2020	-29.76%
Year to Date Most Recent Quarter:	June 30, 2025	-0.15%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	13.51%	9.94%	9.32%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.93%	10.34%	9.68%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Mid Cap Strategic Growth Fund
Investment Objective

The Fund seeks long-term capital growth.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.74%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$76	$237	$411	$918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Subadvisers seek long-term capital growth by investing primarily in growth-oriented equity securities of domestic and foreign mid-cap companies.
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Growth Index to the market capitalization of the largest company in the Russell Midcap® Growth Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $11.66 billion, and the largest stock was approximately $96.19 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in private placements.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Fund Summary: Mid Cap Strategic Growth Fund
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
ESG Investment Risk. The Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, the Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Fund Summary: Mid Cap Strategic Growth Fund
Privately Placed Securities Risk. The Fund’s investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell Midcap® Growth Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies.  Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Morgan Stanley Investment Management Inc. (“MSIM Inc.”) served as a subadviser from the Fund’s inception through December 7, 2015. Janus Henderson Investors
US LLC (“Janus”) assumed sub-advisory duties of the Fund effective December 7, 2015. PineBridge Investments LLC served as a subadviser from the Fund’s inception through March 22, 2011. Allianz Global Investors U.S. LLC (“AllianzGI”) served as a subadviser from March 22, 2011 through July 25, 2022. Voya Investment Management Co. LLC (“Voya IM”) assumed sub-advisory duties of the Fund from AllianzGI effective July 25, 2022.

The percentage of the Fund’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-2.63%
9.68%
26.28%
-4.73%
37.73%
34.23%
16.86%
-23.40%
22.41%
19.78%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	27.28%
Lowest Quarterly Return:	March 31, 2020	-21.73%
Year to Date Most Recent Quarter:	June 30, 2025	9.73%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	19.78%	11.99%	12.04%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	22.10%	11.47%	11.54%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.

Fund Summary: Mid Cap Strategic Growth Fund
The Fund is subadvised by Janus and Voya IM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Janus
Brian Demain, CFA Portfolio Manager	2015
Cody Wheaton, CFA Portfolio Manager	2016
Voya IM
Jeffrey D. Parker, CFA, MBA Portfolio Manager, Head of Thematic Equities	2020
Raymond F. Cunha, CFA, MBA Senior Portfolio Manager and Equity Analyst, Portfolio Manager	2020
John Coyle, Jr. Portfolio Manager, Equity Analyst	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Mid Cap Value Fund
Investment Objective

The Fund seeks capital growth through investment in equity securities of medium capitalization companies using a value-oriented investment approach.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.12%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.83%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $11.09 billion, and the largest stock was approximately $96.19 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadvisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the subadvisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable catalyst (e.g., an event or company report that significantly affects the price of a security, such as an earnings report, new product launch, new legislation, or lawsuit) that could close the gap between market value and fair value over the next one to two years.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Fund Summary: Mid Cap Value Fund
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Depositary Receipts Risk.Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability.
Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the

Fund Summary: Mid Cap Value Fund
company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Mid Cap Value Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team on the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell Midcap® Value Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Wellington Management Company LLP (“Wellington Management”) assumed subadvisory duties on January 1, 2002. Boston Partners Global Investors, Inc. d/b/a Boston Partners (“Boston Partners”) assumed co-subadvisory duties of the Predecessor Fund on December 5, 2011. From March 21, 2011 to March 13, 2015, the Predecessor Fund was co-subadvised by Tocqueville Asset Management LP. From November 7, 2005 to December 2, 2011, the Predecessor Fund was co-subadvised by Nuveen Asset Management, LLC, previously named FAF Advisors, Inc.

The percentage of the Fund’s assets each subadviser manages may change from time-to-time at the discretion of the Fund’s investment adviser, VALIC.

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-1.41%
14.06%
14.47%
-15.02%
30.14%
3.64%
27.67%
-8.48%
16.98%
10.85%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	24.58%
Lowest Quarterly Return:	March 31, 2020	-31.68%
Year to Date Most Recent Quarter:	June 30, 2025	1.71%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	10.85%	9.44%	8.38%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	13.07%	8.59%	8.10%
Investment Adviser

The Fund’s investment adviser is VALIC.

Fund Summary: Mid Cap Value Fund
The Fund is subadvised by Boston Partners and Wellington Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Boston Partners
Steven L. Pollack Senior Portfolio Manager	2011
Timothy Collard Portfolio Manager	2023
Wellington Management
Gregory J. Garabedian Senior Managing Director and Equity Portfolio Manager	2018
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)
Investment Objective

The Fund seeks growth and current income.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. As an investor in the Fund, you pay the expenses of the Fund and indirectly pay a proportionate share of the expenses of the Underlying Funds. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Other Expenses	0.03%
Acquired Fund Fees and Expenses[1]	0.44%
Total Annual Fund Operating Expenses[1]	0.57%
Fee Waivers and/or Expense Reimbursements[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.54%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
2
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.07% of the Fund’s average daily net assets. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$55	$180	$315	$711
Portfolio Turnover
The Fund, which operates as a fund-of-funds, does not pay transaction costs when it buys and sells shares of the Underlying Funds (or “turns over” its portfolio). An Underlying Fund pays transaction costs, such as commissions, when it turns over its portfolio and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the performance of both the Underlying Fund and the Fund.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies of the Fund

As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Allocation Lifestyle Fund but a greater level of risk than the Conservative Allocation Lifestyle Fund.
The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-cap companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-cap companies, and lower rated fixed-income securities (often referred to as “junk bonds”), and money market securities.
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment

Fund Summary: Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)
goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	25% - 55%
•	Fixed-Income Funds	30% - 70%
•	International Equity Funds	0% - 25%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The risks of investing in the Fund include indirect risks associated with the Fund’s investments in Underlying Funds. The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in the sections “Additional
Information About the Funds’ Investment Objectives, Strategies and Investment Risks” and the “Investment Glossary” in the Prospectus, any of which could cause the Fund’s return, the price of the Fund’s shares or the Fund’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Fund from reaching its objective, which are not described here.
Active Trading Risk. The Underlying Funds may actively trade, which is associated with high portfolio turnover rates and which may result in higher transaction costs to the Underlying Funds. High portfolio turnover rates of the Underlying Funds can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Affiliated Fund Risk. The subadviser is subject to conflicts of interest in the selection and allocation of the Fund’s assets among Underlying Funds. The subadviser serves as subadviser to certain Underlying Funds in which the Fund may invest. The subadviser will receive more revenue when it selects an Underlying Fund it subadvises for inclusion in the Fund’s portfolio.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call” a bond to repay it before its maturity date. An Underlying Fund may only be able to invest the bond’s proceeds at lower interest rates, resulting in a decline in the Underlying Fund’s income.
Credit Risk. The Fund may suffer losses if the issuer of a fixed-income security owned by an Underlying Fund is unable to make interest or principal payments.
Equity Securities Risk. The Underlying Funds may invest in equity securities, which are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Foreign Investment Risk. The Underlying Funds may invest in foreign securities. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or

Fund Summary: Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)
securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Interest Rate Risk. The Underlying Funds may invest in fixed-income securities. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Fund-of-Funds Risk. The costs of investing in the Fund, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that invests most or all of its assets directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Funds Risk. The risks of the Fund owning the Underlying Funds generally reflect the risks of owning the underlying securities held by the Underlying Funds. Disruptions in the markets for the securities held by the Underlying Funds could result in losses on the Fund’s investment in such securities. The Underlying Funds also have fees that increase their costs versus owning the underlying securities directly. For example, the Fund indirectly pays a portion of the expenses (including management fees and operating expenses) incurred by the Underlying Funds.
Large-Cap Companies Risk. The Underlying Funds may invest in large-cap companies. Investing primarily in large-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Junk Bond Risk. The Underlying Funds may invest in high yielding, high risk fixed-income securities (often referred to as “junk bonds”), which typically involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Issuers of junk bonds are less secure financially and their securities are more sensitive to downturns in the economy. The market for junk bonds may not be as liquid as that for more highly rated securities.
Market Risk. The share price of the Underlying Funds and, as a result, the share price of the Fund can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Asset Allocation Risk. The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The Fund is subject to the risk that the selection of the Underlying Funds and the allocation and reallocation of the Fund’s assets among the various asset classes and market sectors may not produce the desired result.
Mid-Cap Company Risk. The Underlying Funds may invest in mid-cap companies. Investing primarily in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. The Underlying Funds may invest in small-cap companies. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic

Fund Summary: Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)
price movements. It may take a substantial period of time before an Underlying Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Underlying Fund Securities Lending Risk. Certain Underlying Funds may lend portfolio securities to generate additional income. Engaging in securities lending could increase the market and credit risk for an Underlying Fund’s investments. An Underlying Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. An Underlying Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects such Underlying Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or an Underlying Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Underlying Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to an Underlying Fund on a timely basis and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price. If an Underlying Fund in which the Fund invests incurs losses as a result of its securities lending activities, the value of the Underlying Fund may decrease, which will have an adverse effect on the Fund.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Moderate Allocation Lifestyle Fund (the “Predecessor Fund”), a series of VALIC Company II. The Fund adopted the performance of the Predecessor Fund and returns presented for the Fund prior to that date reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies and had the same portfolio management team as of the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index.  The blended index is comprised of  41% Russell 3000® Index, 14% MSCI EAFE Index (net) and 45% Bloomberg U.S. Aggregate Bond Index (the “Mod Alloc Lifestyle Blended Index”).  The Mod Alloc Lifestyle Blended Index is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMIM”) assumed subadvisory responsibility for the Fund effective September 28, 2022. Prior to that, PineBridge Investments LLC served as subadviser to the Fund and to the Predecessor Fund.

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-0.95%
8.40%
13.61%
-7.00%
20.59%
12.45%
13.83%
-14.77%
14.09%
10.82%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	12.93%
Lowest Quarterly Return:	March 31, 2020	-15.61%
Year to Date Most Recent Quarter:	June 30, 2025	6.72%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	10.82%	6.64%	6.56%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Mod Alloc Lifestyle Blended Index	10.50%	6.36%	6.66%

Fund Summary: Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Gary Herbert, CFA, MBA Managing Director, U.S. Head of GTAA and Portfolio Manager	2022
Morgan Moriarty, CFA Executive Director, Portfolio Manager	2022
Navdeep S. Saini Vice President, Portfolio Manager	2022
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Nasdaq-100® Index Fund
Investment Objective

The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.37%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.50%
Fee Waivers and/or Expense Reimbursements[1]	0.08%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.42%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.32% on the first $250 million of the Fund’s average daily net assets, 0.30% on the next $250 million of the Fund’s average daily net assets, and 0.28% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of the VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$43	$152	$272	$621
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests in stocks that are included in the Index. The Index represents the largest and most active non-financial domestic and international securities listed on The NASDAQ Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.
The Subadviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
The Fund may also invest in some futures contracts in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain

Fund Summary: Nasdaq-100® Index Fund
liquidity. The Fund is a non-diversified fund, which means that it will invest in a smaller number of issuers than a diversified fund.
The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.
Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Technology Sector Risk. Technology stocks historically have experienced unusually wide price swings. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Non-Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may

Fund Summary: Nasdaq-100® Index Fund
be more susceptible to any developments which affect those sectors emphasized by the Fund.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Nasdaq-100® Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 30, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
9.19%
6.77%
32.29%
-0.63%
38.66%
47.94%
26.93%
-32.81%
54.49%
25.27%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	30.12%
Lowest Quarterly Return:	June 30, 2022	-22.47%
Year to Date Most Recent Quarter:	June 30, 2025	8.04%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	25.27%	19.55%	17.90%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Nasdaq-100® Index (reflects no deduction for fees, expenses or taxes)	25.88%	20.18%	18.53%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by BlackRock.

Fund Summary: Nasdaq-100® Index Fund
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Science & Technology Fund
Investment Objective

The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.86%
Other Expenses	0.09%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses[1]	0.96%
Fee Waivers and/or Expense Reimbursements[1]	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.91%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the net operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more Underlying Funds.
2
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.85% on the first $500 million of the Fund’s average daily net assets and 0.80% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$93	$301	$526	$1,173
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology.
Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.
The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 30% of its total assets in companies organized or headquartered in emerging market countries, but no more than 20% of its total assets may be invested in any one emerging market country. The Fund may also invest in privately placed securities.
The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
The Subadvisers may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities

Fund Summary: Science & Technology Fund
does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Technology Sector Risk. Technology stocks historically have experienced unusually wide price swings. Earnings disappointments and intense competition for market share can result in sharp declines in the prices of technology stocks.
Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Emerging Markets Risk. In addition to the risks associated with investments in foreign securities, emerging market securities are subject to additional risks, which cause these securities generally to be more volatile than securities of issuers located in developed countries.
Currency Risk. Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Geographic Risk. If the Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
IPO Risk. A Fund’s purchase of shares issued as part of, or a short period after a company’s initial public offering (“IPO”) exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Non-Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected

Fund Summary: Science & Technology Fund
to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Privately Placed Securities Risk. The Fund’s investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.
Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P® North American Technology Sector Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
The percentage of the Fund’s assets that each subadviser manages may, at the adviser’s discretion, change from time to time. Wellington Management Company LLP, which served as subadvisor to the Fund since January 29, 2007, was terminated as a subadvisor to the Fund effective September 30, 2024.  Effective May 1, 2023, BlackRock Investment Management, LLC (“BlackRock”) was engaged as a subadviser to the Fund, replacing T. Rowe Price Associates, Inc., which had served as subadviser since the Fund’s inception. Effective July 22, 2022, Voya Investment Management Co. LLC (“Voya IM”) was engaged as a subadvisor to the Fund, replacing Allianz Global Investors U.S. LLC, which had served as subadviser to the Fund since September 19, 2005.

Fund Summary: Science & Technology Fund

80%
60%
40%
20%
0%
-20%
-40%
-60%
7.88%
7.33%
41.32%
-1.48%
39.47%
56.82%
12.01%
-39.00%
55.79%
32.60%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	34.34%
Lowest Quarterly Return:	June 30, 2022	-24.02%
Year to Date Most Recent Quarter:	June 30, 2025	10.89%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	32.60%	17.23%	17.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	36.08%	21.06%	20.70%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by BlackRock and Voya IM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Voya IM
Erik Swords Co-Lead Portfolio Manager, Managing Director - Head of Global Technology	2022
Justin Sumner, CFA Co-Lead Portfolio Manager, Senior Portfolio Manager, and Research Analyst - Equity	2022
Michael A. Seidenberg, MBA Senior Portfolio Manager and Equity Analyst, and Portfolio Manager	2018
BlackRock
Tony Kim Managing Director, Portfolio Manager	2023
Reid Menge Managing Director, Portfolio Manager	2023

For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Small Cap Growth Fund
Investment Objective

The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.93%
Fee Waivers and/or Expense Reimbursements[1]	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.88%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.80% on the first $100 million of the Fund’s average daily net assets and 0.75% on average daily net assets over $100 million. This agreement will continue in effect from year to year thereafter and may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$90	$291	$510	$1,138
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small-cap companies. Typically, the Fund invests in securities of companies with a history of above-average growth in revenues, earnings, cash flows, and/or margin relative to peers, benchmarks, or consensus expectations, as well as companies expected to have above-average growth.
A company will be considered a small-cap company if its market capitalization, at the time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $0.99 billion, and the largest stock was approximately $14.72 billion. The size of the companies in the Index changes with market conditions and the composition of the Index. The subadviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.
The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and T. Rowe Price Associates, Inc.(“T. Rowe Price”).
The American Century portfolio managers look for stocks of small-cap companies that they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical

Fund Summary: Small Cap Growth Fund
technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. In addition to accelerating growth, portfolio managers also may consider investing in companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
T. Rowe Price manages the Fund’s investments in certain privately placed securities, but does not currently intend to invest in additional privately placed securities.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Fund Summary: Small Cap Growth Fund
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Small Cap Growth Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Growth Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
T. Rowe Price was added as a subadviser for the fund effective May 24, 2021.  American Century was added as a subadvisor to the Fund effective September 30, 2024, replacing J.P. Morgan Investment Management Inc., which served as subadvisor to the Fund and to the Predecessor Fund since December 10, 2007.

70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-1.23%
7.84%
41.46%
-4.66%
37.69%
59.82%
-4.98%
-32.44%
14.28%
10.85%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	37.73%
Lowest Quarterly Return:	June 30, 2022	-21.72%
Year to Date Most Recent Quarter:	June 30, 2025	2.29%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	10.85%	5.38%	9.90%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%
Investment Adviser

The Fund’s investment adviser is VALIC.

Fund Summary: Small Cap Growth Fund
The Fund is subadvised by American Century and T. Rowe Price and sub-subadvised by T. Rowe Price Investment Management, Inc.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
American Century
Jackie Wagner, MBA Vice President and Senior Portfolio Manager	2024
Jeff Hoernemann, MBA, CFA Vice President and Portfolio Manager	2024
T. Rowe Price
Alexander Paul Roik Vice President and Portfolio Manager	2023
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Small Cap Index Fund
Investment Objective

The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the subadviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.14%
Total Annual Fund Operating Expenses	0.44%
Fee Waivers and/or Expense Reimbursements[1]	0.06%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.38%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.29% on the first $500 million of the Fund’s average daily net assets, 0.19% on the next $2.5 billion of the Fund’s average daily net assets, 0.14% on the next $2.0 billion of the Fund’s average daily net assets, and 0.09% on average daily net assets over $5 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable
Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$39	$135	$240	$549
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors

Fund Summary: Small Cap Index Fund
will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were

Fund Summary: Small Cap Index Fund
reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 30, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-4.48%
21.18%
14.38%
-11.23%
25.14%
19.48%
14.44%
-20.66%
16.35%
11.21%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	31.30%
Lowest Quarterly Return:	March 31, 2020	-30.69%
Year to Date Most Recent Quarter:	June 30, 2025	-2.14%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	11.21%	7.02%	7.52%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.82%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Small Cap Special Values Fund
Investment Objective

The Fund seeks to produce growth of capital by investing primarily in common stocks.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.15%
Acquired Fund Fees and Expenses[1]	0.14%
Total Annual Fund Operating Expenses[1]	1.04%
Fee Waivers and/or Expense Reimbursements[2]	0.03%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	1.01%
1
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the gross operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.
2
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.72% on the first $500 million of the Fund’s average daily net assets and 0.67% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The
Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$328	$571	$1,268
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of domestic small-cap companies. Generally, small-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $0.99 billion, and the largest stock was approximately $14.72 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Subadviser looks for undervalued companies that it believes have the potential for above-average capital appreciation with below-average risk. Rigorous fundamental research drives its search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser regularly reviews the investments of the portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial

Fund Summary: Small Cap Special Values Fund
institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Value Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.

Fund Summary: Small Cap Special Values Fund
Effective in the fourth quarter of 2021, Wells Capital Management Incorporated (“WellsCap”), the Fund’s subadviser, changed its name to Allspring Global Investments, LLC (“Allspring”). WellsCap (and its predecessor) has sub-advised the Fund since its inception. Putnam Investment Management, LLC (“Putnam”) served as a co-subadviser of the Fund from inception through September 11, 2009. Dreman Value Management, LLC (“Dreman”) replaced Putnam as the co-subadviser of the Fund from September 11, 2009 through December 7, 2015. WellsCap, now Allspring, has served as the Fund’s sole subadviser since December 7, 2015.

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
29.84%
11.25%
28.69%
1.42%
29.51%
19.14%
6.48%
-4.22%
-13.67%
-13.72%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	28.56%
Lowest Quarterly Return:	March 31, 2020	-33.63%
Year to Date Most Recent Quarter:	June 30, 2025	-7.10%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	6.48%	7.53%	8.25%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%
Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company.
The Fund is subadvised by Allspring.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
James M. Tringas, CFA Senior Portfolio Manager, Co-Head of Special Global Equity, Co-Lead Manager	2005
Bryant VanCronkhite, CFA Senior Portfolio Manager, Co-Head of Special Global Equity, Co-Lead Manager	2013
Brian Martin, CFA Co-Portfolio Manager	2020
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Small Cap Value Fund
Investment Objective

The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small-cap companies in terms of revenues and/or market capitalization.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.66%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.84%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small-cap companies.
A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $0.99 billion, and the largest stock was approximately $14.72 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadvisers use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages. Although the Fund primarily invests in domestic issuers, the Fund is authorized to invest up to 25% of its assets in the securities of foreign issuers.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A

Fund Summary: Small Cap Value Fund
subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Small-Cap Company Risk. Investing in small-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Small companies often are in the early stages of development with limited product lines, markets, or financial resources and managements lacking depth and experience, which may cause their stock prices to be more volatile than those of larger companies. Small company stocks may be less liquid yet subject to abrupt or erratic price movements. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the Small Cap Value Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the Predecessor Fund had the same investment objectives, strategies and portfolio management team on the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 3000® Index (a broad-based securities market index) and the Russell 2000® Value Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
J.P. Morgan Investment Management Inc. (“JPMIM”) (and its predecessors) assumed management of the Predecessor Fund on January 1, 2002. SunAmerica Asset Management, LLC was a co-subadviser of the Predecessor Fund from February 28, 2010 to December 14, 2012. From February 8, 2010 to October 28, 2016, Wells Capital Management Incorporated (f/k/a Metropolitan West Capital Management, LLC) was a co-subadviser of the

Fund Summary: Small Cap Value Fund
Predecessor Fund. On October 29, 2016, JPMIM became the Predecessor Fund’s sole subadviser.

40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
30.07%
4.94%
-6.52%
-15.57%
19.20%
4.67%
32.77%
-13.87%
12.79%
9.08%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2020	33.74%
Lowest Quarterly Return:	March 31, 2020	-36.20%
Year to Date Most Recent Quarter:	June 30, 2025	-3.32%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	9.08%	8.05%	6.58%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by JPMIM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Phillip Hart, CFA Managing Director, Head of U.S. Structured Equity Small and Mid Cap Team and Co-Lead Manager	2012
Wonseok Choi Managing Director, Head of U.S. Structured Equity Quantitative Research and Co-Lead Manager	2019
Robert A. Ippolito, CFA Executive Director, Fundamental Research and Co-Lead Manager	2022
Akash Gupta, CFA, FRM Executive Director, Fundamental Research and Co-Lead Manager	2019
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Stock Index Fund
Investment Objective

The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.31%
Fee Waivers and/or Expense Reimbursements[1]	0.08%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.23%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.265% on the first $500 million of the Fund’s average daily net assets, 0.165% on the next $2.5 billion of the Fund’s average daily net assets, 0.115% on the next $2 billion of the Fund’s average daily net assets and 0.065% on average daily net assets over $5 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$24	$92	$166	$385
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund is managed to seek to track the performance of the Index, which measures the stock performance of 500 large- and mid-cap companies and is often used to indicate the performance of the overall stock market. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of

Fund Summary: Stock Index Fund
any change to the Fund’s 80% investment policy set forth above.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Index Risk. In attempting to track the performance of the index, the Fund may be more susceptible to adverse developments concerning a particular security, company or industry because the Fund generally will not use any defensive strategies to mitigate its risk exposure.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Index.
Equity Securities Risk. The Fund invests primarily in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Large- and Mid-Cap Companies Risk. Investing in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index), which is relevant to the Fund because it has

Fund Summary: Stock Index Fund
characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 30, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

40%
30%
20%
10%
0%
-10%
-20%
-30%
1.05%
11.60%
21.41%
-4.72%
31.09%
17.99%
28.35%
-18.33%
25.80%
24.66%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	20.48%
Lowest Quarterly Return:	March 31, 2020	-19.70%
Year to Date Most Recent Quarter:	June 30, 2025	6.02%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	24.66%	14.17%	12.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Systematic Core Fund
Investment Objective

The Fund seeks to provide long-term growth of capital through investment in common stocks.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.86%
Fee Waivers and/or Expense Reimbursements[1]	0.22%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.64%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.530% on the first $500 million of the Fund’s average daily net assets and 0.505% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$65	$252	$455	$1,040
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a proprietary selection process employed by the Fund’s Subadviser. The Fund primarily invests in common stock of U.S. large capitalization companies included in the Index. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $15.75 billion, and the largest stock was approximately $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The size of the companies in which the Fund invests may be outside of this capitalization range and may change with market conditions as well.
The Subadviser uses a rules-based methodology that emphasizes quantitatively-based stock selection and portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Subadviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The Subadviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Subadviser’s proprietary research.
The Subadviser constructs the Fund’s portfolio by investing in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the

Fund Summary: Systematic Core Fund
Subadviser’s process, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.
The Subadviser will rebalance the Fund’s portfolio according to the process set forth above on a quarterly basis, and it generally employs a strategy to continue to hold securities between quarterly rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. The Subadviser may reduce the position size of a security or sell the security during quarterly rebalancing if the security no longer has favorable scores in one or more of the four factors.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Disciplined Strategy Risk. The Fund will generally not deviate from its strategy, even during adverse market, economic, political, or other conditions (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Large-Cap Companies Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The

Fund Summary: Systematic Core Fund
prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Index (a broad-based securities market index), which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective April 27, 2020, Goldman Sachs Asset Management L.P. (“GSAM”) assumed subadvisory responsibility for the Fund. From September 16, 2013 to April 26, 2020, the Fund was subadvised by J.P. Morgan Investment Management, Inc., and prior to September 16, 2013, the Fund was subadvised by SunAmerica Asset Management, LLC.

40%
30%
20%
10%
0%
-10%
-20%
-30%
-0.09%
11.22%
21.07%
-5.79%
30.63%
23.22%
26.25%
-18.72%
24.03%
23.11%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	23.30%
Lowest Quarterly Return:	March 31, 2020	-19.58%
Year to Date Most Recent Quarter:	June 30, 2025	4.43%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	23.11%	14.06%	12.32%
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	24.51%	14.28%	12.87%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by GSAM.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Andrew Alford, MBA, PhD Managing Director and Portfolio Manager	2023
Karhan E. Akcoglu, PhD Vice President and Portfolio Manager	2021
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Systematic Growth Fund
Investment Objective

The Fund seeks total return.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.82%
Fee Waivers and/or Expense Reimbursements[1]	0.18%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.64%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.580% on the first $250 million of the Fund’s average daily net assets, 0.555% on the next $250 million of the Fund’s average daily net assets, 0.530% on the next 300 million of the Fund’s average daily net assets, 0.505% on the next $200 million of the Fund’s average daily net assets and 0.450% on the Fund’s average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$65	$244	$437	$997
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests primarily in equity securities of issuers included in the Russell 1000® Growth Index (the “Index”) at the time of purchase. The Index is comprised of U.S. large- and mid-cap companies that exhibit certain growth characteristics, as defined by the index provider. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $24.31 billion, and the largest stock was approximately $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The size of the companies in which the Fund invests may be outside of this capitalization range and may change with market conditions as well.
The equity securities in which the Fund invests include common stock, preferred stock, convertible securities, rights, and warrants. The Fund may at times have significant exposure to one or more industries or sectors and may be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index). Such weightings may change over time.
Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment strategies and techniques.
One subadviser employs a proprietary, dynamic multifactor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. In selecting securities, the subadviser seeks to allocate its portion of the Fund’s assets to equity securities the subadviser believes share complementary factor exposures. Factors are characteristics that are

Fund Summary: Systematic Growth Fund
important in explaining the returns and risks of a group of securities. Among the factors that the subadviser uses to select equity securities for the Fund are: (1) mean reversion (e.g., stocks that are inexpensive relative to their historical fundamentals); (2) trend following (e.g., strong momentum and higher growth potential); and (3) risk aversion (e.g., financially healthy, stable, and lower volatility companies). In exceptional circumstances, the subadviser may exclude, remove, or include an issuer or security in the Fund’s portfolio where it believes the data available does not accurately reflect current events, or to adjust the risk profile of the Fund appropriately. The subadviser may engage in frequent and active trading of portfolio securities with respect to its portion of the Fund’s assets.
The other subadviser uses a rules-based methodology that emphasizes quantitatively based stock selection, portfolio construction, and efficient implementation to seek to capture common sources of active equity returns among factors. Among the factors that the subadviser’s methodology employs are: (1) value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow); (2) momentum (i.e., whether a company’s share price is trending up or down); (3) quality (i.e., profitability) and (4) low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The subadviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The subadviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the subadviser’s proprietary research.
The subadviser constructs its portion of the Fund’s portfolio by investing assets in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. The subadviser will rebalance its portion of the Fund’s portfolio according to the process set forth above on a quarterly basis. The subadviser generally employs a strategy to continue to hold securities between quarterly rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy, or the stock market generally. The subadviser may reduce the position size of a security or sell a security during quarterly rebalancings if the security no longer has favorable scores in one or more of the four factors.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.
Factor-Based Investing Risk. There can be no assurance that the factor selection process employed by the portfolio managers will enhance performance. Exposure to factors may detract from performance in

Fund Summary: Systematic Growth Fund
some market environments, which may continue for prolonged periods.
Large- and Mid-Cap Companies Risk. Investing in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Non-Diversification Risk. Because the Fund may invest in a smaller number of issuers, its value may be affected to a greater extent by the performance of any one of those issuers or by any single economic, political, market or regulatory event affecting any one of those issues than a fund that invests in a larger number of issuers.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral

Fund Summary: Systematic Growth Fund
or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Growth Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Effective May 1, 2023, the Fund changed its benchmark index against which the Fund measures its performance from the S&P 500® Index to the Russell 1000® Growth Index. Fund management believes that the Russell 1000® Growth Index is more representative of the securities in which the Fund invests. The Fund’s returns prior to May 1, 2023, as reflected in the bar chart and table, are the returns of the Fund when it followed different investment strategies under the name “Blue Chip Growth Fund.” Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective May 1, 2023, Goldman Sachs Asset Management, L.P. (“GSAM”) and Wellington Management Company LLP (“Wellington Management”) assumed subadvisory responsibilities for the Fund. Prior to May 1, 2023, T. Rowe Price Associates, Inc. served as subadviser to the Fund.

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
11.04%
0.85%
36.21%
1.97%
29.84%
34.37%
16.38%
-38.81%
44.81%
34.48%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	27.59%
Lowest Quarterly Return:	June 30, 2022	-25.46%
Year to Date Most Recent Quarter:	June 30, 2025	4.89%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	34.48%	13.26%	14.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.36%	18.96%	16.78%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by GSAM and Wellington Management..
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
GSAM
Andrew Alford, MBA, PhD Managing Director and Portfolio Manager	2023
Karhan E. Akcoglu, PhD Vice President and Portfolio Manager	2021
Wellington Management
Matthew J. Kyller, CFA Managing Director and Portfolio Manager	2023
Thomas S. Simon, CFA, FRM Senior Managing Director and Portfolio Manager	2023
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: Systematic Value Fund
Investment Objective

The Fund seeks total return through capital appreciation.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.79%
Fee Waivers and/or Expense Reimbursements[1]	0.14%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.65%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC equals 0.56% on the first $250 million of the Fund’s average daily net assets, 0.51% on the next $250 million of the Fund’s average daily net assets, 0.46% on the next $500 million of the Fund’s average daily net assets, and 0.41% on average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$238	$425	$965
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. large- and mid-cap companies. Companies are determined to be large- or mid-cap based on the inclusion of their equity securities in the Russell 1000® Value Index, whose constituents are companies that exhibit certain value qualities, as defined by the index provider, such as lower price-to-book ratios and lower expected growth values. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $14.04 billion, and the largest stock was approximately $2.48 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The equity securities in which the Fund invests include common stock, preferred stock, convertible securities, rights and warrants.
The subadviser employs a proprietary, dynamic multi-factor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. In selecting securities, the subadviser seeks to allocate the Fund’s assets to equity securities that the subadviser believes share complementary factor exposures. Factors are characteristics that are important in explaining the returns and risks of a group of securities. Among the kinds of factors that the subadviser uses to select equity securities for the Fund are: (1) mean reversion (e.g., stocks that are inexpensive relative to their historical fundamentals); (2) trend following (e.g., strong momentum and higher growth potential); and (3) risk aversion (e.g., financially healthy, stable, and lower volatility companies). In exceptional circumstances, the subadviser may exclude, remove or include an issuer or security in the Fund where it believes the data available does not accurately reflect current events, or to adjust the risk profile of the Fund appropriately.
The subadviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.

Fund Summary: Systematic Value Fund
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Management Risk. The investment style or strategy used by a subadviser may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Equity Securities Risk. The Fund invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Factor-Based Investing Risk. With respect to a strategy that uses a factor-based process, there can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
Warrants and Rights Risk. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant or right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right.
Large- and Mid-Cap Companies Risk. Investing in large- and mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large-cap companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Value Style Risk. Generally, “value” stocks are stocks of companies that the index provider believes are currently undervalued in the marketplace based on a combination of variables. The index provider’s calculation to identify a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall.

Fund Summary: Systematic Value Fund
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
Active Trading Risk. High portfolio turnover rates that are associated with active trading may result in higher transaction costs, which can adversely affect the Fund’s performance. Active trading tends to be more pronounced during periods of increased market volatility.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the Russell 1000® Value Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
Effective October 1, 2019, the Fund’s investment strategy changed from investing in a combination of U.S. and foreign equity securities to investing solely in U.S. equity securities.

Prior to October 1, 2019, the Fund was subadvised by Barrow, Hanley, Mewhinney & Strauss, LLC. Wellington Management Company LLP (“Wellington Management”) assumed subadvisory duties for the Fund on October 1, 2019.

35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-1.33%
13.84%
18.14%
-11.41%
23.78%
-2.90%
30.93%
-6.66%
11.19%
16.74%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	13.03%
Lowest Quarterly Return:	March 31, 2020	-25.91%
Year to Date Most Recent Quarter:	June 30, 2025	7.73%

Fund Summary: Systematic Value Fund
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	16.74%	9.02%	8.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	14.37%	8.68%	8.49%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by Wellington Management.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Thomas S. Simon, CFA, FRM Senior Managing Director and Portfolio Manager	2019
Matthew J. Kyller, CFA Managing Director and Portfolio Manager	2021
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Fund Summary: U.S. Socially Responsible Fund
Investment Objective

The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.37%
Fee Waivers and/or Expense Reimbursements[1]	0.02%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	0.35%
1
The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2026, so that the advisory fee payable by the Fund to VALIC is equal to 0.23% on the first $1 billion of the Fund’s average daily net assets and 0.22% on the average daily net assets over $1 billion. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940,Us amended.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
1 Year	3 Years	5 Years	10 Years
$36	$117	$206	$466
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.
During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. To determine which companies meet the Fund’s social criteria, the subadviser incorporates into its investment process research services from an independent social research service, MSCI ESG Research, LLC (“MSCI ESG Research”). The Fund does not invest in the securities of companies that do not meet its social criteria. The Fund’s subadviser will generally assess whether a company continues to meet the social criteria on a monthly basis. The Fund may invest up to 20% of its net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock and convertible securities. The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.
The portfolio managers select securities from the S&P 500 Index that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate the capitalization weighted total rate of return of the S&P 500 Index while maintaining similar risk characteristics to the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices as determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc. Because the Fund limits its selections to securities that meet its social criteria, not all of the securities in the S&P 500 Index are

Fund Summary: U.S. Socially Responsible Fund
included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the S&P 500 Index. The subadviser may use derivatives to seek to track the performance of the S&P 500 Index, including futures and total return swaps.
The Fund’s social criteria are as follows:
The Fund does not invest in companies that have significant revenues derived from:
•
the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•
the manufacture or distribution of alcoholic beverages or tobacco products;
•
the operation of gambling-related businesses; and
•
the production of nuclear energy.
The Fund’s revenue criteria are established by the Fund’s subadvisor and are applied based on MSCI ESG Research revenue calculations.
The Fund also excludes companies with low environmental, social and governance controversy scores, as determined and provided by MSCI ESG Research. MSCI ESG Research uses a rules based methodology to assess issuers on key environmental, social, and governance issues (“MSCI Controversy Case Score”), including: (1) environmental issues such as climate change, natural resources, pollution and waste, and environmental opportunities; (2) social issues such as human capital, product liability, stakeholder opposition and social opportunities; and (3) governance issues such as corporate governance and corporate behavior.
The Fund does not invest in companies that, based on low MSCI Controversy Case Scores:
•
have a history of poor labor-management relations;
•
engage in businesses or have products that have a severely negative impact on the environment;
•
have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•
engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•
have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval.
Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary of the principal risks of investing in the Fund.
Convertible Securities Risk. Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.
Derivatives Risk. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors and may result in increased volatility or losses. The Fund may not be able to terminate or sell derivative positions, and a liquid secondary market may not always exist for derivative positions.
Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/

Fund Summary: U.S. Socially Responsible Fund
or economic trends and developments affecting industries or the securities market as a whole.
ESG Investment Risk. The Fund’s adherence to its social criteria and application of related analyses when selecting investments may negatively impact the Fund’s performance, including relative to similar funds that use different criteria, or to funds that do not adhere to such criteria or apply such analyses. Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money. The employment of an independent social research service to assess social criteria and reliance on potentially incomplete or inaccurate data may further negatively affect outcomes. The Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s practices or the Fund’s assessment of such may change over time.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which performance of the S&P 500 Index is calculated, changes in the composition of the S&P 500 Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the S&P 500 Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the S&P 500 Index.
Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.
Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus outbreaks and epidemics). The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stockholders typically do not have voting rights.
Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.
Performance Information

As a result of a reorganization which occurred on May 24, 2021 (the “Reorganization”), the Fund acquired all of the assets and liabilities of the US Socially Responsible Fund (the “Predecessor Fund”), a series of VALIC Company II. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund had not yet commenced operations prior to the Reorganization. The performance information below is based on the performance of the Predecessor Fund for periods prior to the date of the Reorganization. The Fund and the

Fund Summary: U.S. Socially Responsible Fund
Predecessor Fund had the same investment objectives, strategies and portfolio management team on the date of the Reorganization.
The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Fund is not necessarily an indication of how the Fund will perform in the future.
BlackRock Investment Management, LLC (“BlackRock”) assumed sub‑advisory responsibilities on April 30, 2025. Prior to this time, the Fund was subadvised by SunAmerica Asset Management, LLC.

40%
30%
20%
10%
0%
-10%
-20%
-30%
1.11%
10.65%
20.65%
-5.20%
31.69%
15.85%
27.09%
-17.12%
21.70%
18.61%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	20.33%
Lowest Quarterly Return:	March 31, 2020	-20.12%
Year to Date Most Recent Quarter:	June 30, 2025	9.35%
Average Annual Total Returns (For the periods ended December 31, 2024)
	1 Year	5 Years	10 Years
Fund	18.61%	11.99%	11.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Investment Adviser

The Fund’s investment adviser is VALIC.
The Fund is subadvised by BlackRock.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund Since
Jennifer Hsui, CFA Managing Director and Portfolio Manager	2025
Peter Sietsema, CFA Managing Director and Portfolio Manager	2025
Matt Waldron, CFA Managing Director and Portfolio Manager	2025
Steven White Director and Portfolio Manager	2025
For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 151.

Important Additional Information
Purchases and Sales of Fund Shares

Shares of the Funds may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.
The Funds do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract contains additional information about purchases and redemptions of the Funds’ shares.
Tax Information

A Fund will not be subject to U.S. federal income tax so long as it qualifies as a regulated investment company and distributes its income and gains each year to its shareholders. However, contractholders may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
The Funds’ investment objectives, principal investment strategies and principal risks are summarized in their respective Fund Summaries. In addition to the principal strategies summarized therein, a Fund may from time-to-time invest in other securities and use other investment techniques. A full description of the Funds’ principal investment strategies and principal risks is included below. The risk of these non-principal securities and other investment techniques, as well as a full description of a Funds’ principal risks, are included in the section “Investment Risks” below. In addition to the securities and investment techniques described in this Prospectus, there are other securities and investment techniques in which the Funds may invest in limited instances. These other securities and investment techniques are listed in the SAI, which you may obtain free of charge (see back cover).
From time to time, certain Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objective. The following Funds may not take temporary defensive positions that are inconsistent with their principal investment strategies: International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100 Index® Fund, Small Cap Index Fund, Stock Index Fund and Systematic Core Fund. Additionally, there is no limit on each of the Lifestyle Funds’ investments in cash or cash equivalents.
The investment objective and principal strategies for each of the Funds in this Prospectus are non-fundamental and may be changed by the Board of Directors of VALIC Company I (“VC I”) without investor approval. Investors will be given at least 60 days’ written notice in advance of any change to a Fund’s 80% policy. References to “net assets” in the Fund Summaries take into account any borrowings for investment purposes by a Fund. Unless stated otherwise, all percentages are calculated as of the time of purchase.
The Funds enter into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”), which provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries, of those contractual arrangements and those contractual arrangements cannot be enforced by shareholders.
This Prospectus and the Statement of Additional Information (“SAI”) provide information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws.
Lifestyle Funds. VC I offers three Lifestyle Funds: the Aggressive Allocation Lifestyle Fund, the Moderate Allocation Lifestyle Fund, and the Conservative Allocation Lifestyle Fund. Each of the Lifestyle Funds is a fund-of-funds. Fund of-funds is a term used to describe a mutual fund that pursues its objective by investing in other mutual funds (the “Underlying Funds”), rather than in individual stocks or bonds. An investor in a Lifestyle Fund pays the expenses of the Lifestyle Fund and indirectly pays a proportionate share of the expenses of the Underlying Funds. Appendix A to this Prospectus lists the Underlying Funds in which the Lifestyle Funds may invest their assets, as of the date of this Prospectus, along with their investment goals and principal strategies, risks and investment techniques. The subadvisers may add new Underlying Fund investments or replace existing Underlying Fund investments for the Lifestyle Funds at any time from the funds VALIC has designated available for investment for the Fund. In addition, the investment goal and principal strategies, risks and investment techniques of an Underlying Fund held by a Lifestyle Fund may change over time. Additional information regarding the Underlying Funds is included in the summary prospectuses and statutory prospectuses of each Underlying Fund. In determining which Lifestyle Fund is appropriate for you, you should consider your risk tolerance, investment goals, investment time horizon and financial circumstances. You should reconsider these factors from time-to-time to determine whether another one of the Lifestyle Funds more accurately reflects your then-current investment style and life stage. The allocation to stocks and bonds in each Lifestyle Fund reflects its greater or lesser emphasis on pursuing current income or capital growth and its risk tolerance. The Aggressive Allocation Lifestyle Fund primarily invests in Underlying Funds that invest in common stocks, which may provide capital growth, but may expose the Fund to greater market risk and higher volatility than the other Lifestyle Funds. The Conservative Allocation Lifestyle Fund invests a significant portion of its assets in Underlying Funds that invest in fixed-income securities (such as bonds, U.S. government issued securities, and mortgage-backed and asset-backed securities), which are more likely to generate current income, and may expose the Fund to less risk and volatility and less opportunity for capital growth than the other Lifestyle Funds. The Moderate Allocation Lifestyle Fund invests in Underlying Funds that invest in both

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
equity securities and fixed-income securities, which may expose the Fund to a moderate level of risk when compared to the other Lifestyle Funds.
VALIC, as the investment adviser of the Funds, initially allocates the assets of certain Funds that have more than one Subadviser in a manner designed to maximize investment efficiency as well as properly reflect the investment style and provide complementary fit within the Funds. VALIC allocates subscriptions and redemptions equally among the multiple Subadvisers, unless VALIC determines that a different allocation of assets would be in the best interest of the respective Fund and its shareholders. VALIC periodically reviews the asset allocation in each Fund to determine the extent to which a portion of assets managed by a Subadviser differs from that portion initially allocated to the Subadviser. If VALIC determines that the difference is significant, VALIC may effect a re-balancing of a Fund’s assets and adjustment of the Fund’s allocation of cash flows among Subadvisers. However, VALIC reserves the right to reallocate assets from one Subadviser to another when it would be in the best interests of a Fund and its shareholders to do so. VALIC makes such determination based on a number of factors including to maintain a consistent investment style and to better reflect a Fund’s benchmark or its peers. In some instances, the effect of the reallocation will be to shift assets from a better performing Subadviser to a portion of the Fund with a relatively lower total return.

Aggressive Allocation Lifestyle Fund
The Fund seeks growth.
As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund uses asset allocation strategies to determine how much to invest in the Underlying Funds.
Generally, the Fund invests a larger portion of its assets in Underlying Funds that invest in securities with a greater opportunity for capital growth, such as stocks, and generally has a higher level of risk than the Moderate Allocation Lifestyle Fund and the Conservative Allocation Lifestyle Fund. The Fund’s indirect holdings are primarily in equity securities of domestic and foreign companies of any market capitalization, and fixed-income securities of domestic issuers. A portion of the Fund’s indirect holdings may also include fixed-income securities of foreign issuers, and money market securities. The Fund’s indirect holdings in fixed-income securities may include high yielding, high risk fixed-income securities (often referred to as “junk bonds”).
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	40% - 70%
•	Fixed-Income Funds	10% - 50%
•	International Equity Funds	0% - 30%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.
The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risk of the Fund: Cybersecurity and Artificial Intelligence Risk.
Asset Allocation Fund
The Fund seeks total return.
The Fund attempts to achieve its investment objective by investing in a diverse combination of equity and fixed income investments. Under normal circumstances, the Fund intends to invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities.
The equity securities in which the Fund primarily intends to invest include common stocks of large and medium capitalization U.S. companies included in the S&P 500® Index. Sector by sector, the Fund’s weightings in its equity portion are similar to those of the S&P 500® Index. Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500® Index through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500® Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500® Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index. It will also look to identify companies that regularly pay dividends.
In managing the equity portion of the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection. The subadviser takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value.
The subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price;
•
high potential reward compared to potential risk; and
•
temporary mispricings caused by apparent market overreactions.
The fixed income securities in which the Fund intends to invest include corporate bonds, U.S. treasury obligations, including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed, mortgage-related and mortgage-backed securities included in the Bloomberg U.S. Aggregate Bond Index. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. The Fund will invest only in fixed income securities that are investment grade at the time of purchase and may invest in fixed income securities of any maturity or duration.
All fixed income securities in which the Fund will invest will be U.S. dollar-denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The subadviser may invest all or a significant portion of the assets of the Fund’s fixed income portion in mortgage-related and mortgage-backed securities in the subadviser’s discretion. The Fund expects to invest no more than 10% of the fixed income portion’s assets in “sub-prime” mortgage-related securities considered to be investment grade at the time of purchase.
In choosing fixed income securities, the subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.
The Fund may invest in derivatives, such as futures contracts. With respect to its fixed income allocations, the Fund may use futures contracts to manage and hedge interest rate risk associated with these investments, as well as to lengthen or shorten the duration of this portion of the portfolio. With respect to its equity and fixed income allocations, the Fund may use futures contracts to gain or reduce exposure to all or a portion of the stock or fixed income markets, respectively, and for cash management.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
In addition to the Fund’s principal investment strategies described above, as a part of its investment process in managing the equity portion of the Fund, the subadviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that the subadviser believes will be negatively impacted by such factors relative to other issuers within the Fund’s investment universe. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.
Capital Appreciation Fund
The Fund seeks long-term capital appreciation by investing primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.
The Fund invests in equity securities of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index (the “Index”). As of July 31, 2025, the median stock by market capitalization in the Index was approximately $24.31 billion and the largest stock by market capitalization was $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund invests substantially in “growth” stocks, which are stocks of companies with long-term earnings growth potential. The Fund’s portfolio managers seek to invest in growth companies that are undervalued relative to their fundamentals and exhibit improving investor interest, such as positive price momentum, believing that such investments can outperform the equity market over a full market cycle, which can be measured from market peak to peak or from market trough to trough. The Fund invests substantially in securities of U.S. issuers. The Fund generally invests in common stocks.
From time to time, the Fund may have significant investments in particular sectors, including the information technology sector.
In pursuit of the Fund’s objective, the subadviser employs fundamental and quantitative analysis with risk management analysis in identifying investment opportunities and constructing the Fund’s portfolio.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity and Artificial Intelligence Risk, Active Trading Risk and Foreign Investment Risk.
Conservative Allocation Lifestyle Fund
The Fund seeks current income and low to moderate growth of capital.
As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests a larger portion of its assets in Underlying Funds that invest in securities that generate current income, and generally has a lower risk level than the Aggressive Allocation Lifestyle Fund and Moderate Allocation Lifestyle Fund.
The Fund’s indirect holdings are primarily in fixed-income securities of domestic and foreign issuers and in equity securities of domestic companies. The Underlying Funds also invest, to a limited extent, in equity securities of foreign issuers, lower rated fixed-income securities (often referred to as “junk bonds”), and money market securities.
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	10% - 40%
•	Fixed-Income Funds	55% - 90%
•	International Equity Funds	0% - 20%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risk of the Fund: Cybersecurity and Artificial Intelligence Risk.
Core Bond Fund
The Fund seeks the highest possible total return consistent with conservation of capital through investments in medium- to high-quality fixed-income securities.
The Fund invests, under normal circumstances, at least 80% of net assets in medium- to high-quality fixed-income securities, including corporate debt securities of domestic and foreign companies, or in securities issued or guaranteed by the U.S. Government such as treasury obligations, including treasury coupon strips and treasury principal strips, and other U.S. Government securities, mortgage-related and mortgage-backed or non‑mortgage asset-backed securities. The Fund may invest a significant portion or all of its assets in mortgage-related and mortgage-backed securities at the subadviser’s discretion, including securities issued or guaranteed by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Government National Mortgage Association. Mortgage-related and mortgage-backed securities may be structured as collateralized mortgage obligations (agency and non‑agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest.
Although the Fund invests primarily in medium-to high-quality fixed-income securities, which are considered investment-grade, up to 20% of its net assets may be invested in lower-quality fixed-income securities (often referred to as “junk bonds”), including “sub‑prime mortgages,” which are considered below investment-grade. A fixed-income security will be considered investment-grade if it is rated Baa3 or higher by Moody’s Investor Services, Inc. or BBB-or higher by S&P Global Ratings or determined to be of comparable quality by the subadviser. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities at the time of purchase.
Up to 40% of the Fund’s total assets may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, including fixed-income securities issued by issuers in emerging markets. Emerging market countries are countries that major international financial institutions and financial organizations, such as the World Bank and Bloomberg, generally consider to be less economically mature than developed nations, and include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries and Hong Kong. These fixed-income securities are rated investment grade or higher at the time of investment (or the unrated equivalent). However, the subadvisers are not required to dispose of a security if its rating is downgraded.
Up to 20% of the Fund’s net assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers’ acceptances, bank certificates of deposit, and other cash equivalents and cash.
One subadviser’s, investment strategy relies on many short-term factors, including current information about a company, investor interest, price movements of a company’s securities and general market and monetary conditions.
The other subadviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the subadviser looks for individual fixed income investments that it believes will perform well over market cycles. The subadviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions and the structure of the transaction.
Consequently, the Fund may engage in active and frequent trading of portfolio securities in an effort to achieve its investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund may invest significantly in U.S. Government securities, which are securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another.
For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
Equity securities include common or preferred stocks, convertible securities, and warrants.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity and Artificial Intelligence Risk, Equity Securities Risk, Preferred Stock Risk, Convertible Securities Risk and Warrant Risk.
Dividend Value Fund
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities including common stock, preferred stock and convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund may invest up to 25% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the Fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries and other foreign issuers with market capitalizations generally of at least $10 billion.
In selecting portfolio securities, one of the Subadvisers will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or the Subadviser believes such securities have particularly good prospects for capital appreciation. The other Subadviser typically emphasizes dividend paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time and looks for potential for capital appreciation, sound or improving balance sheets and effective management teams that exhibit a desire to earn consistent returns for shareholders.
The Fund may also invest in non convertible preferred stock, securities of other investment companies and of real estate investment trusts (“REITs”), warrants and rights.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
ClearBridge Investments, LLC believes that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. The portfolio managers look for companies that they believe have assets or earnings power that are either unrecognized or undervalued. The portfolio managers typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. The portfolio managers also look for potential for capital appreciation, sound or improving balance sheets and effective

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
management teams that exhibit a desire to earn consistent returns for shareholders. The portfolio managers may also consider the companies’ past growth rates, future earnings prospects, technological innovation and recognized industry leadership, as well as general market and economic factors. The portfolio managers will reassess any company held by the Fund that reduces or terminates its dividend payments to determine whether the Fund will continue to hold the security.
ClearBridge’s portfolio managers utilize the subadviser’s fundamental research analysts who, using their industry expertise, determine the material ESG (environmental, social and governance) factors facing both individual companies and industry sectors and engage with company management regarding the extent to which they promote best practices of such factors. ESG factors may include, but are not necessarily limited to, environmentally-friendly product initiatives, labor audits of overseas supply chains and strong corporate governance. The choice of ESG factors for any particular company reflects the specific industry.
The Fund is also subject to the following additional risk: Cybersecurity and Artificial Intelligence Risk.
Dynamic Allocation Fund
The Fund’s investment objectives are capital appreciation and current income while managing net equity exposure.
The Fund seeks to achieve its objectives by investing under normal conditions approximately 70% to 90% of its assets in shares of the Underlying Funds, which are portfolios of VALIC Company I, (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).
The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Funds investing primarily in equity securities and 20% to 50% of its assets to Underlying Funds investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income.
The Variable Annuity Life Insurance Company is the Fund’s investment adviser (“VALIC” or the “Adviser”). The Fund is sub-advised by AllianceBernstein L.P. (“AllianceBernstein”). The Adviser will determine the allocation between the Fund-of-Funds Component and the Overlay Component. AllianceBernstein is responsible for managing the Fund-of-Funds Component’s investment in Underlying Funds, so it will determine the target allocation between Underlying Funds that invest primarily in equity securities and Underlying Funds that invest primarily in fixed income securities. AllianceBernstein performs an investment analysis of possible investments for the Fund and selects the universe of permitted Underlying Funds as well as the allocation to each Underlying Fund. The Adviser may change the Fund’s asset allocation between the Fund-of-Funds Component and the Overlay Component from time to time without prior notice. AllianceBernstein may change the Fund-of-Funds Component’s allocation among the Underlying Funds.
The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations. The Fund normally does not expect to have more than 25% of its total assets allocated to Underlying Funds investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Funds investing primarily in emerging markets (an emerging market is any country that is included in the MSCI Emerging Markets Index). The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Funds that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Fund normally does not expect to have more than 5% of total assets allocated to Underlying Funds investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. A portion of the Fund’s indirect holdings may also include money market securities. Fund cash flows are expected to be used to maintain or move Underlying Fund exposure close to target allocations, but sales and purchases of Underlying Funds may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10%-30% of the Fund’s total assets. AllianceBernstein is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
AllianceBernstein may invest the Overlay Component in derivative instruments to increase or decrease the Fund’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, AllianceBernstein may adjust the Fund’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Fund’s average net equity exposure over long term periods is expected to be

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
approximately 60%-65%. The Fund’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options, and to a lesser extent options on stock index futures and stock index swaps, as the allocation among Underlying Funds in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, AllianceBernstein may decrease the Fund’s net equity exposure by taking a short position in derivative instruments. A short sale involves the sale by the Fund of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Fund to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
The Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure. If AllianceBernstein increases the Fund’s net equity exposure and equity markets decline, the Fund may underperform traditional or static allocation funds. Likewise, if AllianceBernstein reduces the Fund’s net equity exposure and equity markets rise, the Fund may also underperform traditional or static allocation funds. Efforts to manage the Fund’s volatility may also expose the Fund to additional costs. In addition, AllianceBernstein will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Fund exposure to certain severe and unanticipated market events that could significantly detract from returns.
In addition to managing the Fund’s overall net equity exposure as described above, AllianceBernstein will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Fund cash flows and liquidity needs, and manage collateral for the derivative instruments. These investments may include Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Fund or to serve as collateral. AllianceBernstein may also invest the Overlay Component in derivative instruments to generate income and manage
Fund’s cash flows and liquidity needs. The following chart sets forth the target allocations of the Fund on or about May 31, 2025, to equity and fixed income Underlying Funds and securities. These target allocations represent the Fund’s current goal for the allocation of its assets and does not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Fund’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and AllianceBernstein’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Fund-of-Fund	% of Total Fund
Equity	75%	60%
U.S. Large Cap	58.2%	46.6%
U.S. Small and Mid Cap	5.8%	4.7%
Foreign Equity	9.5%	7.5%
Alternatives (REITs)	1.5%	1.2%
Fixed Income	25%	20%
U.S. Investment Grade	23.5%	18.8%
U.S. High Yield	1.0%	0.8%
Foreign Fixed Income	0.5%	0.4%
	100.0%	80.0%
Understanding the Fund
The Fund’s design is based on well-established principles of asset allocation and diversification, combined with an overlay strategy designed to adjust the Fund’s net equity exposure to maintain a relatively constant exposure to equity market volatility over time. The Fund has two separate components: the Fund-of-Funds Component and the Overlay Component.
The Fund-of-Funds Component (70%-90%)
The Fund’s Fund-of-Funds Component will invest substantially all of its assets in Underlying Funds that are series of VC I.
AllianceBernstein establishes a target allocation between the two broad asset classes (equity and fixed income) within a range of 50% to 80% of the Fund-of-Funds Component’s assets allocated to Underlying Funds that

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
invest primarily in equities and 20% to 50% of its assets to fixed income securities or instruments through Underlying Funds and direct investments.
AllianceBernstein considers a variety of factors, including the relationships between the various asset classes and their long-term outlook for risk and return characteristics, to determine the target allocations between the following asset classes: large cap, mid cap, small cap, foreign equity, and fixed income securities. In selecting the Underlying Funds through which to achieve the asset allocation targets, AllianceBernstein considers, among other factors, the Underlying Funds’ investment objectives, policies, investment processes, historic performance, expenses, investment teams, reputation of the sub-advisers, and any diversification benefit to the overall Fund’s holdings. The Fund-of-Funds Component is designed to include allocations to Underlying Funds that vary with respect to sub-advisers, investment process, and investment style (such as deep value versus relative value), and include index funds or funds with passively-managed components.
AllianceBernstein may add new Underlying Funds, replace existing Underlying Funds or change the Fund’s asset allocation among the Underlying Funds, without notice to investors, depending upon, among other factors, changing market environment, changes to target asset allocations, changes to the investment personnel, investment process, performance or criteria for holdings of the Underlying Funds, or the availability of other Underlying Funds that may provide a better diversification benefit to the Fund. If a new Underlying Fund is selected or the allocation to an existing Underlying Fund is adjusted by AllianceBernstein, a corresponding shift of allocations among the remaining Underlying Funds generally will result. While the Fund retains the ability to invest in an Underlying Fund that holds only money market securities, it does not anticipate doing so for liquidity purposes, but it may do so to manage interest rate risks. The Fund may use daily cash flows to maintain the Underlying Funds’ weights near the target or to change target allocations. In some cases, sales and purchases of Underlying Funds may be used to move Underlying Fund weights towards the target more quickly. Sales and purchases of Underlying Funds by the Fund may lead to increased portfolio turnover within the Underlying Funds. In the event of such redemptions or investments, the Underlying Fund could be required to sell securities or to invest cash at a time when it is not advantageous for the Underlying Fund to do so.
Appendix A to this Prospectus lists the Underlying Funds in which the Fund may invest its assets, as of the date of this Prospectus, along with their investment goal and principal strategies, risks and investment techniques. AllianceBernstein may add new Underlying Fund investments or replace existing Underlying Fund investments for the Fund at any time without prior notice to shareholders. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Funds held by the Fund may change over time. In addition, the investment goal and principal strategies, risks and investment techniques of the Underlying Funds held by the Fund may change over time. Additional information regarding the Underlying Funds is included in this Prospectus and in statutory prospectuses dated October 1, 2025. Copies of this Prospectus and the summary prospectuses may be obtained free of charge by calling or writing VC I at the telephone number or address on the back cover page of this Prospectus.
The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. There may be limits on the amount of cash inflows some Underlying Funds may accept from investors, including the Fund. VALIC may take into account these capacity considerations when allocating investments among the Underlying Funds. In some instances, VALIC may allocate capacity in certain Underlying Funds to other investors, which may have the effect of limiting the Fund’s opportunity to invest in the Underlying Fund.
Although the Fund-of-Funds Component’s investments in the Underlying Funds attempt to achieve the target allocation to equity and fixed income Underlying Funds, as set forth in the Fund Summary, the actual allocations may be different from the target. Actual allocations may differ from target allocations due to, among other things, changes to the Underlying Funds’ asset values due to market movements or because of a recent change in the target allocation. Fund cash flows may be used to maintain or move Underlying Funds towards the target allocation, although AllianceBernstein may, from time to time, rebalance allocations to correspond to the target allocations through either, purchases and sales of Underlying Funds, or through allocating Fund cash flows below or above the target allocations. When AllianceBernstein rebalances the Underlying Funds to its target allocation (whether through cash flow allocations or purchases or sales), it does so based on the most recent value of the Underlying Funds, which may be higher or lower than the value on the date of purchase.
The Fund-of-Funds Component seeks capital appreciation primarily through its investments in Underlying Funds that invest in equity securities. These investments may include Underlying Funds that invest in equity securities of both U.S. and non-U.S. companies of

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
all market capitalizations , but are expected to include to a lesser extent Underlying Funds that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund normally does not expect to have more than 25% of its total assets allocated to Underlying Funds investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Funds investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Funds that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but no more than 5% of the Fund’s total assets are expected to be invested in Underlying Funds investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”). Please note that the Acquired Fund Fees and Expenses of the Underlying Funds, as set forth in the Fund Summary, could change as the Underlying Funds’ asset values change or through the addition or deletion of Underlying Funds. Because of the costs incurred by the Fund in connection with its investment in the Underlying Funds, the costs of investing in the Underlying Funds through the Fund will generally be higher than the cost of investing in an Underlying Fund directly. The Fund, as a shareholder, will pay its share of the Underlying Funds’ expenses as well as the Fund’s own expenses. Therefore, an investment in the Fund may result in the duplication of certain expenses. Investors may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of the Fund. An investor who chooses to invest directly in the Underlying Funds would not, however, receive the asset allocation services provided by AllianceBernstein or the services of the Subadviser in connection with the Overlay Component. In addition, certain Underlying Funds may not be available as investment options under your Variable Contract.
The Overlay Component (10%-30%)
The Overlay Component comprises the remaining 10% to 30% of the Fund’s total assets. The Overlay Component will invest in fixed income securities to generate current income and to serve as collateral for derivatives transactions. The Overlay Component will also invest in short-term investments to manage the overall Fund’s daily cash flows and liquidity needs and to serve as collateral for derivative transactions. The Overlay Component may also increase or reduce the Fund’s net equity exposure through stock index futures, stock index options, options on stock index futures, and stock index swaps (“Stock Index Instruments”). If AllianceBernstein determines that the Stock Index Instruments are not being accurately priced by the market in relation to the price of the actual stocks in the S&P 500® Index, AllianceBernstein may invest in stock positions directly to emulate the index until such time as the Stock Index Instruments’ valuations return to fair value.
The Fund’s investment in derivative instruments will be used to increase or decrease the Fund’s overall net equity exposure, and therefore, its volatility and return potential. High levels of volatility may result from rapid and dramatic price swings. Through the use of derivative instruments, AllianceBernstein may adjust the Fund’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Fund’s average net equity exposure over long-term periods is expected to be approximately 60%-65%. For example, when the market is in a state of higher volatility, AllianceBernstein may decrease the Fund’s net equity exposure by taking a short position in derivative instruments. The use of derivatives in this manner may expose the Fund to leverage when the Fund’s index futures position is larger than the collateral backing it. Trading in the Overlay Component will be managed in accordance with established guidelines in an attempt to maintain a relatively stable exposure to equity market volatility over time, subject to minimum and maximum net equity exposure ranges.
The Fund’s performance may be lower than similar funds that do not seek to manage their equity exposure. If AllianceBernstein increases the Fund’s net equity exposure and equity markets decline, the Fund may underperform traditional or static allocation funds. Likewise, if AllianceBernstein reduces the Fund’s net equity exposure and equity markets rise, the Fund may also underperform traditional or static allocation funds. Efforts to manage the Fund’s volatility may also expose the Fund to additional costs. In addition, AllianceBernstein will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Fund exposure to certain severe and unanticipated market events that could significantly detract from returns.
In addition to managing the Fund’s net equity exposure as described above, AllianceBernstein will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Fund cash flows and liquidity needs, and manage collateral for the derivative instruments. AllianceBernstein will manage the fixed income investments of the Overlay Component by investing only in securities rated investment grade or higher by a nationally recognized statistical rating organization, or, if unrated, determined by AllianceBernstein to be of comparable quality. A portion of the Overlay Component may be held in short-term

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
investments as needed, in order to manage daily cash flows to or from the Fund or to serve as collateral.
AllianceBernstein uses a proprietary system to help it estimate the Fund’s expected volatility. The proprietary system used by AllianceBernstein may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility within its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Emerging Economies Fund
The Fund seeks capital appreciation.
Under normal circumstances, the Fund invests at least 80% of value of its net assets in equity securities of emerging market companies and other investments that are tied economically to emerging markets. The Subadviser considers an emerging markets country to include any country that is: (1) generally recognized to be an emerging market country by the international financial community, including the World Bank; (2) classified by the United Nations as a developing country; or (3) included in the MSCI Emerging Markets Index (the “MSCI EM Index”). The Subadviser determines that an investment is tied economically to an emerging market if such investment satisfies one or more of the following conditions: (1) the issuer’s primary trading market is in an emerging market; (2) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in emerging markets; and (3) the investment is included in an index representative of emerging markets. Equity securities include common stock, preferred stock, convertible securities and depositary receipts. Generally, the Fund will invest in equities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Fund primarily seeks to buy common stock and may also invest in preferred stock and convertible securities. From time to time, the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the MSCI Emerging Markets Index. The use of options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets. The Fund may also gain exposure to securities of emerging markets companies through its investments in other investment companies, including exchange-traded funds, that invest in such securities.
The Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund is also subject to the following additional risks: Participatory Notes Risk and Cybersecurity and Artificial Intelligence Risk.
Global Real Estate Fund
The Fund seeks high total return through long-term growth of capital and current income.
The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income, or net profits are attributable to ownership, development, construction, financing, management, or sale of commercial, industrial or residential real estate or interests therein. The Fund invests primarily in real estate investment trusts (“REITs”)

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
and equity securities, including common and preferred stocks and convertible securities. The Fund’s investments in real estate and real estate-related companies may include real estate investment trusts, REIT-like structures, or real estate operating companies whose businesses and services are related to the real estate industry.
In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement.
The Fund may invest in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in foreign securities economically tied to Japan, the United Kingdom, Australia, Hong Kong, Singapore, China, Canada, and Continental Europe. The Fund considers an investment tied economically to a country if the investment is exposed to the economic risks and returns of such a country. From time to time, the Fund’s investments with respect to a particular country may comprise a substantial portion of its investment portfolio.
The Fund concentrates its investments in the real estate industry. The Fund’s Subadviser generally focuses on investing the Fund’s assets in equity real estate investment trusts (REITs) as well as similar entities formed under the laws of non-U.S. countries, but may also invest the fund’s assets in mortgage REITs, hybrid REITs, and other U.S. and foreign real estate-related investments, including emerging market real estate-related investments.
The Fund’s Subadviser may invest the Fund’s assets in real estate-related investments of any size. However, issuers of real estate-related investments tend to have small-to-medium capitalizations. The Fund’s Subadviser normally allocates the Fund’s investments across different REIT managers and property types but may from time to time focus the Fund’s investments in any one or a few of these areas.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Duff & Phelps invests a portion of the Fund’s assets in equity securities issued by U.S. and non-U.S. companies of any capitalization that are principally engaged in the real estate industry, including common stock, preferred stock and other equity securities issued by real estate companies, such as REITs and similar REIT-like entities. Under normal market conditions, the portion of the Fund subadvised by Duff & Phelps intends to invest at least 35% of its assets in non-U.S. issuers, unless market conditions outside of the U.S. are deemed less favorable by the portfolio managers, in which case the subadviser may invest in the securities of U.S. issuers to a greater degree. Duff & Phelps normally invests in real estate-related securities of issuers in developed countries but may also invest in real estate-related securities of issuers in emerging market countries.
MFS invests a portion of the Fund’s assets using an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions.
Factors considered in selecting investments for the Fund may include an issuer’s management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer. ESG factors considered may include, but are not limited to, an issuer’s governance structure and practices, social issues such as diversity and labor practices, and environmental issues such as physical and transition risks related to changes in climate.
The fund is subject to the following additional risks: Cybersecurity and Artificial Intelligence Risk and Illiquidity Risk.
Global Strategy Fund
The Fund seeks high total return.
Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, or other instruments with similar economic characteristics, and in money market securities. There are no minimum or maximum percentage targets for each asset class, though under normal market conditions, the subadviser will direct 50% to 80% of the Fund’s assets to equity securities. The Fund’s subadviser, Franklin Advisers, Inc. (“Franklin Advisers”), manages the equity portion of the Fund’s assets and allocates the remainder

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
of the portfolio to be managed by its affiliate, Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s sub-subadviser. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.
The equity securities in which the Fund invests are primarily common stock of large- and mid-capitalization companies included in the Morgan Stanley Capital International All Country World Index (the “MSCI ACWI Index”) and depositary receipts representing such stocks. As of July 31, 2025, the market capitalization range of the companies in the MSCI ACWI Index was approximately $107.34 million to $3.85 trillion.
With respect to equity securities, the Fund seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI Index over the long term through a multi-factor selection process employed by the Fund’s subadviser. The subadviser’s multi-factor selection process for equity securities is designed to select stocks for the Fund that have favorable exposure to quality, value, and momentum. Under normal market conditions, the Fund will hold 400 to 650 of the common stocks, or depositary receipts representing such stocks, in the MSCI ACWI Index.
With respect to the Fund’s fixed income securities, the Fund’s sub-subadviser follows a value-driven, active, strategic approach to portfolio decisions that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to fixed income markets.
The sub-subadviser has broad discretion to invest in multiple types of fixed income securities of any maturity and duration. The Fund can seek investment opportunities anywhere in the world. Under normal market conditions, the Fund’s foreign currency exposure will be limited to 25% of the Fund’s fixed income assets. Alternatively, the Fund could invest more than 25% of its fixed income securities in bonds denominated in non-U.S. currencies if it uses derivatives strategies to hedge the non-U.S. currency exposure back to the U.S. dollar so that the Fund would have no more than 25% of its fixed income portfolio exposed to non-U.S. currencies.
The Fund may invest in securities that are rated in any category or unrated. Up to 15% of the Fund’s net assets may be invested in “high yield” or “junk” bonds (that is, securities rated below the Baa/BBB- categories or, if unrated, determined to be of comparable credit quality by the sub-subadviser), which are considered speculative.
The Fund may invest in asset-backed and mortgage-backed securities. The Fund will not invest more than 25% of its fixed income assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.
Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities, including foreign equity securities and foreign sovereign debt securities. The Fund considers an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. Although the Fund generally invests in securities of issuers located in developed countries, the Fund may invest up to 50% of its total assets in securities of issuers located in emerging markets.
The Fund may invest in derivative instruments such as foreign currency forwards, currency options, bond futures, interest rate futures, equity futures, equity index futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, options, options on futures, structured credit products and currency index futures contracts. The Fund may use derivatives to enhance total return, as a means of providing additional exposure to certain types of investments, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, as a cash flow management technique or as a substitute for the purchase or sale of securities or currencies.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
In choosing equity securities, Franklin Advisers, the Fund’s subadviser, seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI Index over the long term through a multi-factor selection process. Franklin Advisers selects stocks from the MSCI ACWI Index for the Fund that it believes have

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
favorable exposure to the following three investment factors:
Quality: This factor utilizes traditional financial statement analysis in an attempt to capture companies with high profitability, strong balance sheets, low earnings variability and efficiency in use of assets.
Value: This factor seeks to identify companies that are attractively valued and poised for strong performance by incorporating measurements such as price to earnings, price to forward earnings, price to book value and dividend yield.
Momentum: This factor seeks to identify investment trends and seeks to avoid value traps by incorporating measurements such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.
During the stock selection process, Franklin Advisers assigns weights to each of the investment style factors as follows to construct the Fund’s portfolio: 40% to Quality; 30% to Value; and 30% to Momentum. These factor weights are then used to score each stock in the MSCI ACWI Index. In general, only stocks that score high overall, subject to certain risk considerations, will be included in the Fund’s portfolio. The subadviser may change the composition of the portfolio intra quarter if it believes there are adverse developments concerning a particular stock, industry, the economy or the stock market generally. The subadviser may reduce the position size of a stock or sell the stock at the time of the quarterly selection process or intra quarter if it believes there are adverse development as detailed above. Adjustments to the portfolio are made if the stock no longer has favorable exposure to the three investment factors in the subadviser’s analysis.
Under normal market conditions, the Fund will hold 400 to 650 of the common stocks, or depositary receipts representing such stocks, in the MSCI ACWI Index. The subadviser will generally select such stocks on a quarterly basis. The subadviser will make intra-quarter adjustments to the portfolio to reduce, replace or add new security positions when the subadviser believes either there are adverse developments or compelling new opportunities concerning a particular stock, industry, the economy or the stock market generally. Adjustments may also be made during the quarter when the subadviser believes that a particular security’s exposure to the three investment factors has materially changed.
With respect to the Fund’s fixed income securities, the Fund’s sub-subadviser follows a value driven, active, strategic approach to portfolio decisions that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to fixed income markets. As part of its investment process, the sub-subadviser develops an outlook for macroeconomic variables such as inflation, growth, and unemployment in the United States as well as in other countries that may impact fixed income sectors. The sub-subadviser then develops a viewpoint on the business cycle and positions the Fund’s fixed income portfolio portion’s duration, sector weighting and credit exposures accordingly.
The sub-subadviser may purchase a debt security when it believes the security is undervalued or will provide highly competitive rate yields. Conversely, the sub-subadviser may consider selling a debt security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when the sub-subadviser believes another security is a more attractive investment opportunity. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-subadviser’s internal analysis.
In choosing debt investments, the Fund’s sub-subadviser primarily invests the Fund’s fixed income assets in foreign and domestic debt obligations and allocates the Fund’s assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the sub-subadviser’s outlook for changes in interest rates, and credit risks. The Fund may invest in securities that are rated in any category or unrated. The Fund may invest up to 15% of its net assets in debt securities that are rated below investment grade (i.e., securities rated below the Baa/BBB- categories) or, if unrated, determined by the sub-adviser to be of comparable credit quality, including high yield debt securities and debt securities that are in default at the time of purchase.
The sub-subadviser has broad discretion to invest in multiple types of fixed income securities of any maturity and duration including, but not limited to, sovereign debt, emerging markets debt, corporate debt, high yield debt, bank loans, supranational issues, Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), inflation-linked securities and hybrid securities. The Fund may invest in fixed income securities issued in foreign currencies and U.S. dollar denominated securities. The Fund can seek investment opportunities anywhere in the world. Under normal market conditions, the Fund’s foreign currency exposure will be limited to 25% of the Fund’s fixed income assets. For example, the Fund would be in compliance with this limitation if it

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
invests 75% of its fixed income assets in U.S. dollar-denominated bonds and 25% in bonds denominated in non-U.S. currencies. Alternatively, the Fund could invest more than 25% of its fixed income securities in bonds denominated in non-U.S. currencies if it uses derivatives strategies to hedge the non-U.S. currency exposure back to the U.S. dollar so that the Fund would have no more than 25% of its fixed income portfolio exposed to non-U.S. currencies.
The Fund may invest in asset-backed and mortgage-backed securities. Asset-backed securities may include securities backed by automobile loans, student loans, credit card receivables or other types of collateral. Mortgage-backed securities may be backed by pools of residential or commercial mortgage loans and may be issued by U.S government agencies or U.S. government sponsored entities or by private issuers. The Fund will not invest more than 25% of its fixed income assets in asset-backed and mortgage-backed securities that are not issued or guaranteed by, or comprised of securities issued or guaranteed by, a U.S. government agency or U.S. government-sponsored entity.
The Fund may use a portion of its cash and cash equivalents as collateral for derivatives.
The Fund is also subject to the following additional risks: Asset Allocation Risk, Call or Prepayment Risk, Convertible Securities Risk, Credit Quality Risk, Cybersecurity and Artificial Intelligence Risk, Hedging Risk, Illiquidity Risk for Mortgage- and Asset-Backed Securities and Non-Hedging Foreign Currency Trading Risk. A description of these risks can be found in the “Investment Risks” section.
Government Securities Fund
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.
The Fund invests at least 80% of net assets in intermediate- and long-term U.S. Government and government-sponsored debt securities.
The Fund may also invest in mortgage-backed securities, asset-backed securities, repurchase agreements, high quality corporate debt securities and high quality domestic money market securities. In addition, the Fund may invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. Such securities are high quality debt securities. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.
The Fund is also subject to the following additional risks: Derivatives Risk and Cybersecurity and Artificial Intelligence Risk.
Growth Fund
The Fund seeks long-term capital growth.
The Fund attempts to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund will emphasize common stock of companies with mid‑ to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund generally invests at least 65%of its total assets in equity securities. Equity securities consist of common stock and American Depositary Receipts (“ADRs”). The Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may also invest up to 20%of its total assets in securities of foreign companies, including companies located in emerging markets.
VALIC is the Fund’s investment adviser and BlackRock Investment Management, LLC (“BlackRock”) is the Fund’s subadviser. Approximately 25% of the Fund’s assets will be allocated to a passively managed strategy (the

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
“Passive Strategy”), which seeks to track the Russell 1000® Growth Index (the “Underlying Index”), and the remainder of the Fund’s assets will be allocated to an actively managed strategy (the “Active Strategy”). The Fund’s target allocations among the strategies are subject to change at the discretion of VALIC, and actual allocations could vary substantially from the target allocations due to market valuation changes.
The Passive Strategy primarily seeks to track the Underlying Index by investing in all or substantially all of the stocks included in the Underlying Index, a strategy known as “replication.” In managing the Passive Strategy, the subadviser may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price‑to‑book, price‑to‑earnings, debt‑to‑asset ratios and dividend yields) closely approximate those of the Underlying Index. The subadviser may use derivatives in seeking to track the Underlying Index, including futures and total return swaps.
In managing the Active Strategy, the subadviser selects not less than 25 to not more than 45 companies through a process of both top‑down macro-economic analysis of economic and business conditions, and bottom‑up analysis of the business fundamentals of individual companies. Stocks are selected from a universe of companies that the subadviser believes have above average growth potential. The subadviser will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund is a non‑diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
The Passive Strategy primarily seeks to track its sleeve’s Underlying Index by investing in all or substantially all of the stocks included in the Underlying Index, (i.e., Russell 1000® Growth Index) a strategy known as “replication.” The Passive Strategy may, however, utilize an “optimization” strategy in circumstances in which replication is difficult or impossible, such as if the Fund has low asset levels and cannot replicate, to reduce trading costs or to gain exposure to securities that the Fund cannot access directly. The goal of optimization is to select stocks which ensure that characteristics such as industry weightings, average market capitalizations and fundamental characteristics (e.g., price‑to‑book, price‑to‑earnings, debt‑to‑asset ratios and dividend yields) closely approximate those of the Underlying Index. Stocks not in the Underlying Index may be held before or after changes in the composition of the Underlying Index or if they have characteristics similar to stocks in the Underlying Index. Because the Fund may not always hold all of the stocks included in the Underlying Index, and because the Fund has expenses and the Underlying Index does not, the passively managed portion of the Fund will not duplicate the Underlying Index’s performance precisely. However, the subadviser believes there should be a close correlation between the Underlying Index’s performance and that of the Passive Strategy that tracks the performance of the Underlying Index, in both rising and falling markets.
Companies in the actively managed sleeve of the Fund’s portfolio are selected through a process of both top‑down macro-economic analysis of economic and business conditions, and bottom‑up analysis of the business fundamentals of individual companies. The Fund will emphasize common stock of companies with mid to large stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The stocks are selected from a universe of companies that Fund management believes have above average growth potential. Fund management will make investment decisions based on judgments regarding several valuation parameters relative to anticipated rates of growth in earnings and potential rates of return on equity.
The Fund may invest to a limited extent in the following types of investments: convertible securities, preferred stocks, rights and warrants, fixed-income securities, other investment companies including ETFs, illiquid securities, privately placed and restricted securities and repurchase agreements and purchase and sale contracts.
The Fund may also use futures contracts for both hedging and non‑hedging purposes including, for example, to hedge its portfolio against market, interest rate and currency risks, to enhance Fund returns and to manage its cash position. The Fund currently intends to use futures contracts in non‑principal amounts.
The Fund is also subject to the following additional risks: Credit Risk, Interest Rate Risk, U.S. Government Obligations Risk, Foreign Sovereign Debt Risk, Hedging Risk, Counterparty Risk, Convertible Securities Risk,

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
Investment Company Risk, Privately Placed Securities Risk, Risks of Leverage, Illiquidity Risk, Repurchase Agreements and Purchase and Sale Contracts Risk, Preferred Stock Risk, Warrant Risk and Cybersecurity and Artificial Intelligence Risk.
High Yield Bond Fund
The Fund seeks the highest possible total return and income consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.
At least 80% of the Fund’s net assets are invested, under normal circumstances, in high-yield, below-investment grade fixed-income securities (often referred to as “junk bonds”). These securities are rated below Baa3 by Moody’s Investor Services, Inc. (“Moody’s”) or BBB– by S&P Global Ratings (“S&P”) or determined to be of comparable quality by the subadviser. Up to 15% of the Fund’s net assets can be rated below Caa3 by Moody’s or CCC– by S&P or its equivalent rating by another Nationally Recognized Statistical Ratings Organization. The Fund may also invest up to 35% of its net assets in below-investment grade foreign fixed-income securities.
The Fund may also invest up to 20% of its net assets in investment grade fixed-income securities, those rated Baa3 or higher by Moody’s and BBB– or higher by S&P. Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets.
The subadviser analyzes macroeconomic trends to develop an overall picture of a country, market, or market segment and combines that analysis with research on individual securities to achieve the Fund’s objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Although the Fund does not routinely invest in equity securities, it may invest in equity securities from time-to-time up to 20% of the Fund’s net assets. Equity securities include common or preferred stocks, convertible securities, and warrants. In addition, the Fund may also invest up to 15% of the Fund’s net assets in bank loans and up to 10% of the Fund’s net assets in credit derivatives (single name credit default swaps and credit default swap indexes). Credit derivatives may be used by the Fund for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity and Artificial Intelligence Risk, Credit Default Swap Risk, Loan Risk, Derivatives Risk, Hedging Risk, Counterparty Risk, Equity Securities Risk, Preferred Stock Risk, Convertible Securities Risk and Warrant Risk.
Inflation Protected Fund
The Fund seeks maximum real return.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations and in derivative instruments that have economic characteristics similar to such securities.
Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers.
The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB-or higher by S&P Global Ratings. The Fund also may invest up to 50% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign and emerging market issuers. The Fund may invest in debt securities that are not inflation indexed, including mortgage- and asset-backed securities and collateralized loan obligations. The subadviser may consider, among other things, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments, and the Fund may invest in fixed income investments of any maturity and duration. The Fund generally intends to utilize currency forwards and futures to manage foreign currency risk. The Fund may also invest in derivative instruments, such as forwards, futures, contracts or swap agreements, as a substitute for directly

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
investing in the above instruments or for risk management purposes. The subadviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect an inflation index comparable to the CPI-U calculated by that government.
Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds (“TIPS”), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.
Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.
The Fund’s share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.
“Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure. “Nominal interest rate” equals the sum of the real interest rate and the expected rate of inflation.
The subadviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
In addition to the principal strategies discussed above, the Fund may also invest to a limited extent in high yield debt securities (“junk bonds”), non-inflation linked securities issued by global governments and their agencies or instrumentalities, hybrid instruments, bank loans, repurchase and reverse repurchase agreements, when-issued and delayed delivery securities, and short-term investments.
The Fund is also subject to the following non-principal investment risks: Cybersecurity and Artificial Intelligence Risk, Junk Bond Risk, Illiquidity Risk, Bank Loan Risk, Repurchase Agreements and Purchase and Sale Contracts Risk, When-Issued and Delayed Delivery Transactions Risk and Risk of Investing in Money Market Securities.
International Equities Index Fund
The Fund seeks long-term capital growth through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE Index (the “Index”).
The Fund is managed to seek to track the performance of the Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences. An index fund seeks to minimize tracking error versus the benchmark.
The tracking difference is reviewed periodically by the Subadviser. If the Fund does not accurately track the Index, the Subadviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.
The Fund may also invest in futures contracts and other derivatives in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking error, while helping to maintain liquidity. The Fund currently intends to use futures and other derivatives in non-principal amounts.
The Fund is subject to the following additional risks: Cybersecurity and Artificial Intelligence Risk.
International Government Bond Fund
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.
Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities (“junk bonds”). Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions.
Additionally, the Subadviser may attempt to hedge currency exposure, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. The Fund may invest significantly in government securities of emerging market countries.
The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts.
The Fund uses a blend of the FTSE World Government Bond Index and the JP Morgan EMBI Global Diversified Index as a guide for choosing countries in which to invest, though the Fund may invest in securities in other countries not represented in either benchmark.
International Growth Fund
The Fund seeks capital appreciation.
The Fund’s subadviser uses a proprietary investment strategy to invest in companies that it believes will increase in value over time. Under normal market conditions, the subadviser seeks to achieve the Fund’s objective by investing primarily in established companies

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
on an international basis, with capitalizations within the range of companies included in the MSCI ACWI ex USA Index. As of July 31, 2025, the market capitalization range of the companies in the MSCI ACWI ex USA Index was approximately $119.56 million to $957.46 billion.
The subadviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. In selecting securities for investment, the subadviser seeks high-quality, established companies that the subadviser believes are undervalued at the time of purchase. The subadviser typically favors companies it believes have sustainable competitive advantages that can be monetized through growth. The investment process integrates analysis of sustainability with respect to disruptive change, financial strength, environmental and social externalities and governance (also referred to as ESG). The subadviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria because the quality of the company’s business deteriorates or the price relative to the company’s intrinsic value is no longer attractive. The subadviser views incorporating ESG-related potential risks and opportunities within the investment process as important to ensure long-term stewardship of capital. Over extended time horizons, the subadviser believes that ESG risks are more likely to materialize and externalities not borne by the company are more likely to be priced into the value of securities. Since ESG risks could potentially impact the risk and reward profile of investment opportunities, the subadviser typically engages company management in constructive discussions on a range of ESG issues the subadviser deems materially important.
The Fund may invest in foreign securities, which may include emerging market securities. Under normal circumstances, the Fund invests at least 40% of its net assets in the securities of issuers from at least three countries outside of the United States. The Fund considers an issuer to be from a particular country (including the United States) or geographic region if: (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in that country or geographic region or has at least 50% of its assets in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. The Fund may invest up to 35% of its total assets (excluding cash) in securities of issuers located in emerging market countries.
For purposes of maintaining exposure of at least 40% of the Fund’s assets to equity securities of issuers located or operating outside the United States, the Fund may also invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts with respect to issuers located or operating outside the United States. The equity securities in which the Fund invests are denominated in both U.S. and non-U.S. currencies and include common stock.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund’s subadviser utilizes fundamental research to drive the investment process. The subadviser studies on an ongoing basis company developments, including business strategy and financial results.
The Fund may also invest in privately placed and restricted securities. In addition, the Fund may invest in currency options to enhance returns or hedge against the decline in the value of a currency. Derivative instruments used by the Fund will be counted toward the Fund’s exposure in the types of securities listed in the Fund Summary to the extent that they have economic characteristics similar to such securities. The Fund will not concentrate its assets in any single industry but may from time to time invest a higher percentage of its assets in companies conducting business in various industries within an economic sector.
The Fund is subject to the following additional risks: Derivatives Risk, Counterparty Risk, Non-Hedging Foreign Currency Trading Risk, Privately Placed Securities Risk, Sector Risk and Cybersecurity and Artificial Intelligence Risk.
International Opportunities Fund
The Fund seeks to provide long-term capital appreciation through equity and equity-related investments of small to mid cap companies throughout the world, excluding the United States.
Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity and equity-related securities of small- to mid-cap companies throughout the world, excluding the United States. The Fund will invest primarily in small- to mid-cap companies whose capitalization, at the time of purchase, range from the market capitalization of the smallest company included in the MSCI ACWI ex USA Small and Mid-Cap Index (net) (the “Index”) to the market capitalization of the

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
largest company in the Index during the most recent 12-month period. A company’s “market capitalization” is the value of its outstanding stock. As of July 31, 2025, the market capitalizations of companies included in the Index ranged from $61.03 million to $31.80 billion, with a median market capitalization of $1.16 billion. For purposes of the Fund’s 80% test above, the Fund may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses investments or sales outside of the United States, or whose “country of risk” is a foreign country as determined by a third party service provider. The Fund may hold foreign currencies and non-dollar denominated foreign securities. The Fund also invests in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.
The Fund is not limited in the amount it invests in any one country or region. The subadvisers will try to select a wide range of industries and companies and may invest in developing or emerging market countries. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and, as noted above, depositary receipts. Although the Fund invests primarily in equity securities, it may invest in fixed-income securities from time-to-time up to 20% of the Fund’s net assets.
The Fund does not employ a currency overlay strategy, but may consider currency implications during fundamental research of companies.
Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.
One subadviser employs a bottom-up approach, selecting securities that it believes to represent above-average potential for capital appreciation, based on fundamental research and analysis. The subadviser seeks to develop a portfolio that is broadly diversified across issuers, countries, industries and styles (e.g., growth and value). Because the subadviser’s process is driven primarily by individual stock selection, the overall portfolio’s yield, price to earnings ratio, price-to-book ratio, growth rate and other characteristics will vary over time and, at any given time, may emphasize either growth stocks or value stocks.
The other subadviser also evaluates investment opportunities using a bottom-up investment approach. This approach includes fundamental analysis of a company’s financial statements, management record and structure, operations, product development and industry competitive position. In addition, the subadviser may also look for companies with conservatively-capitalized balance sheets, high and consistent internal rates of return, and a favorable market position within healthy and growing industries. These factors may vary in particular cases and may change over time. The Fund may invest in securities of issuers that are considered by the Fund’s subadviser to have potential for earnings or revenue growth. The subadviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The subadviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund is also subject to the following non-principal investment risks: Cybersecurity and Artificial Intelligence Risk, Active Trading Risk, Credit Risk, Interest Rate Risk, Investment Company Risk, Illiquidity Risk, Preferred Stock Risk and Participatory Notes Risk.
International Socially Responsible Fund
The Fund seeks to obtain growth of capital through investment, primarily in equity securities of companies which meet the social criteria established for the Fund.
The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of companies that meet the Fund’s social criteria located in at least three different countries, with at least 40% of net assets in foreign securities, or if conditions are unfavorable, at least 30% of net assets in foreign securities. The Fund will generally invest in the equity securities of large- and mid-cap companies domiciled in Europe, Australasia and the Far East. To determine which companies meet the Fund’s social criteria, the subadviser incorporates into its investment process research services from an independent social research service, MSCI ESG Research, LLC (“MSCI ESG Research”). The Fund does not invest in the securities of companies that do not meet its social criteria. The Fund’s subadviser will generally assess whether a company continues to meet the social criteria on a monthly basis. The Fund may invest up to 20% of net assets in other securities of companies that meet the Fund’s social criteria, including preferred stock, convertible securities, and high quality money market

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
securities and warrants. The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the MSCI EAFE Index (net) (the “MSCI EAFE Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.
The portfolio managers select securities from the MSCI EAFE Index that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate the capitalization weighted total rate of return of the MSCI EAFE Index while maintaining similar risk characteristics to the MSCI EAFE Index. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. Because the Fund limits its selection to securities that meet its social criteria, not all of the securities in the MSCI EAFE Index are included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the MSCI EAFE Index. The subadviser may use derivatives in seeking to track the performance of the MSCI EAFE Index, including futures and total return swaps.
The Fund’s social criteria are as follows:
The Fund does not invest in companies that have significant revenues derived from:
•
the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•
the manufacture or distribution of alcoholic beverages or tobacco products;
•
the operation of gambling-related businesses; and
•
the production of nuclear energy.
The Fund’s revenue criteria are established by the Fund’s subadvisor and are applied based on MSCI ESG Research revenue calculations.
The Fund also excludes companies with low environmental, social and governance controversy scores, as determined and provided by MSCI ESG Research. MSCI ESG Research uses a rules based methodology to assess issuers on key environmental, social, and governance issues (“MSCI Controversy Case Score”), including: (1) environmental issues such as climate change, natural resources, pollution and waste, and environmental opportunities; (2) social issues such as human capital, product liability, stakeholder opposition and social opportunities; and (3) governance issues such as corporate governance and corporate behavior.
The Fund does not invest in companies that, based on low MSCI Controversy Case Scores:
•
have a history of poor labor-management relations;
•
engage in businesses or have products that have a severely negative impact on the environment;
•
have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•
engage in businesses or have products that have a severely negative impact on their customers, which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•
have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval.
Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.
International Value Fund
The Fund seeks long-term growth of capital.
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of foreign issuers. The Fund will invest in securities of at least three

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
different countries, including the United States. The Fund normally invests in common stock, preferred stock, rights, warrants and American Depository Receipts (ADRs). The Fund may purchase securities across any market capitalization. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.
The Fund may also invest in equity index futures to manage exposure to the securities market and to maintain equity market exposure while managing cash flows.
The Fund defines the term “foreign issuer” with respect to whether an issuer is economically tied to a non-U.S. country. The Fund will make this determination by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency.
The Fund is sub-advised by both Goldman Sachs Asset Management, L.P. (“GSAM”) and Columbia Management Investment Advisers, LLC (“Columbia”). GSAM selects investments using an investment philosophy and a valuation discipline designed to identify what GSAM believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams. In the portion of the Fund subadvised by GSAM, the Fund expects to invest a majority of its assets in a diversified portfolio of equity investments of dividend-paying non-U.S. issuers. A substantial portion of the assets in GSAM’s sleeve are invested in the securities of issuers located in the developed countries of Western Europe and in Australia, Japan and New Zealand. The Fund’s
investments in a particular developed country may exceed 25% of its investment portfolio.
Columbia employs fundamental analysis with risk management in identifying value opportunities and constructing the Fund’s portfolio. In selecting investments, Columbia considers, among other factors: businesses that are believed to be fundamentally sound and undervalued due to investor indifference, investor misperception of company prospects, or other factors; various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, and price-to-book value, with Columbia believing that companies with lower valuations are generally more likely to provide opportunities for capital appreciation; a company’s current operating margins relative to its historic range and future potential; and/or potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities or anticipated improvements in macroeconomic factors.
Columbia may sell a security when the security’s price reaches a target set by Columbia; if Columbia believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund may use futures or forward foreign currency contracts to manage risk or to enhance return.
The Fund is also subject to the following additional risks: Credit Risk, Emerging Markets Risk, Interest Rate Risk, Foreign Sovereign Debt Risk, Non‑Hedging Foreign Currency Trading Risk, U.S. Government Obligations Risk, ESG Investment Risk and Cybersecurity and Artificial Intelligence Risk.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
Large Cap Core Fund (formerly, Large Capital Growth Fund)
The Fund seeks to provide long-term growth of capital.
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in equity securities, which may include common stocks and depositary receipts.
Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the S&P 500® Index (the “Index”) during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $15.75 billion and the largest stock by market capitalization was $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund may invest up to 25% of its total assets in U.S. dollar-denominated foreign securities, either directly or through depositary receipts.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. A derivative instrument that provides exposure to the types of investments that are included in the Fund’s 80% policy or exposure to one or more market risk factors associated with such investments will be counted towards compliance with the 80% policy.
The Fund is managed by two subadvisers. Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment approach.
In managing its portion of the Fund, one subadviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the subadviser to rank the companies in each sector group according to their relative value. As part of its investment process, the subadviser seeks to assess the impact of environmental, social and governance (ESG) factors on many issuers in the universe in which the Fund may invest. The subadviser’s assessment is based on an analysis of key opportunities and risks across industries to seek to identify financially material issues with respect to the Fund’s investments in securities and ascertain key issues that merit engagement with issuers. These assessments may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. On behalf of the Fund, the subadviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the subadviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the subadviser often considers other criteria including, but not limited to:
•
catalysts that could trigger a rise in a stock’s price
•
high potential reward compared to potential risk
•
temporary mis-pricings caused by apparent market over-reactions.
In managing its portion of the Fund, the other subadviser seeks sector and industry-neutral exposure to the Index, with value added through stock selection. The subadviser will attempt to outperform the Index by overweighting those stocks that are viewed favorably relative to their weighing in the Index, and underweighting or avoiding those stocks that are viewed negatively. The subadviser combines fundamental research with a disciplined portfolio construction process to pursue the investment objective. A portfolio oversight team, which includes portfolio managers, is responsible for the overall structure of the strategy and for developing rules for portfolio construction employed by the subadviser. The portfolio oversight team seeks to take advantage of the subadviser’s fundamental research by assigning equity analysts to select stocks for the strategy within industries where they have focused expertise. The equity analysts are responsible for selecting stocks and determining the stocks’ weights, subject to the oversight and discretion of the portfolio managers who work closely with the analysts.
To generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund will not concentrate its assets in any single industry but may from time to time invest a higher

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
percentage of its assets in companies conducting business in various industries within an economic sector, including the technology sector.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund is subject to the following non-principal risks: Cybersecurity and Artificial Intelligence Risk and Active Trading Risk.
Mid Cap Index Fund
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).
The Fund is managed to seek to track the performance of the Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Because the companies whose stocks are owned by the Fund are mid-cap companies, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the mid-cap company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.
Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences.
If the Fund does not accurately track the Index, the Subadviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.
The Fund may invest up to 33 1⁄3% of total assets in futures and options, and up to 20% of net assets in equity securities that are not in the Index, high quality money market securities, and illiquid securities. The Fund currently uses futures to manage its cash position but currently has no intention to invest more than a non-principal amount of total assets in such derivatives.
The Fund is subject to the following additional risks: Preferred Stock Risk, Convertible Securities Risk, Risks of Investing in Money Market Securities, Illiquidity Risk and Cybersecurity and Artificial Intelligence Risk.
Mid Cap Strategic Growth Fund
The Fund seeks long-term capital growth.
The Subadvisers seek long-term capital growth by investing primarily in growth-oriented equity securities of domestic and foreign mid-cap companies.
Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Growth Index to the market capitalization of the largest company in the Russell Midcap® Growth Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
approximately $11.66 billion, and the largest stock was approximately $96.19 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund may also invest in private placements.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Subadvisers’ investment process follows a flexible investment program in seeking to achieve the Fund’s investment objective. The Subadvisers seek to invest in established and emerging high quality companies they believe have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Subadvisers typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. A Subadviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The Fund may purchase and sell options, futures contracts and options on futures contracts for hedging purposes.
The Fund may invest up to 10% of its net assets in real estate investment trusts (“REITs”). The Fund may invest in fixed income securities and initial public offerings (“IPOs”).
The Fund may invest in privately placed securities. In addition, the Fund may invest in convertible securities.
The Fund may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.
The Fund is also subject to the following additional risks: Convertible Securities Risk, Credit Risk, Currency Risk, Derivatives Risk, Hedging Risk, Interest Rate Risk, IPO Risk, Illiquidity Risk, Non-Hedging Foreign Currency Trading Risk, REITs Risk and Cybersecurity and Artificial Intelligence Risk.
Mid Cap Value Fund
The Fund seeks capital growth through investment in equity securities of medium capitalization companies using a value-oriented investment approach.
The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $11.09 billion, and the largest stock was approximately $96.19 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadvisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the subadvisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable catalyst (e.g., an event or company report that significantly affects the price of a security, such as an earnings report, new product launch, new legislation, or lawsuit) that could close the gap between market value and fair value over the next one to two years.
The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in depositary

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Generally, the subadvisers select stocks that they believe meet one or more of the following criteria:
•
are undervalued relative to other securities in the same industry or market;
•
exhibit good or improving fundamentals; or
•
exhibit an identifiable catalyst (e.g., an event or company report that significantly affects the price of a security, such as an earnings report, new product launch, new legislation, or lawsuit) that could close the gap between market value and fair value over the next one to two years.
In determining whether a company is exhibiting good or improving fundamentals, each subadviser conducts extensive research, which generally consists of reviewing a company’s business prospects, including its financial strength, business plans, industry, position and/or management experience. Each subadviser’s valuation techniques are a key component to the Fund’s investment approach.
From time to time, certain of the Fund’s subadvisers may invest in small or large-cap companies, preferred stock and real estate investment trusts (“REITs”).
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity and Artificial Intelligence Risk, Large-Cap Company Risk, Small-Cap Company Risk, Preferred Stock Risk and REITs Risk.
Moderate Allocation Lifestyle Fund
The Fund seeks growth and current income.
As a fund-of-funds, the Fund’s principal investment strategy is to allocate assets among a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). The Fund invests its assets in Underlying
Funds that invest in securities that seek growth of capital, such as stocks, and securities that generate current income, such as bonds and U.S. government-issued securities. The Fund generally has a lower level of risk than the Aggressive Allocation Lifestyle Fund but a greater level of risk than the Conservative Allocation Lifestyle Fund.
The Fund’s indirect holdings are primarily in domestic and foreign fixed-income securities and equity securities of domestic large-cap companies. The Fund’s indirect holdings may also include foreign and domestic equity securities of medium- and small-cap companies, and lower rated fixed-income securities (often referred to as “junk bonds”), and money market securities.
Asset allocation is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The projected asset allocation ranges for the Fund are as follows:
•	Domestic Equity Funds	25% - 55%
•	Fixed-Income Funds	30% - 70%
•	International Equity Funds	0% - 25%
This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. The subadviser has based the target investment percentages for the Fund on the degree to which it believes the Underlying Funds, in combination, to be appropriate for the Fund’s investment objective. The subadviser may change the asset allocation ranges from time to time. In selecting Underlying Funds, the subadviser may choose from other series of VALIC Company I and from unaffiliated money market funds that VALIC has designated available for investment for the Fund. The Underlying Funds includes funds subadvised by the subadviser. Consistent with the Fund’s objective and strategies, the subadviser is permitted to invest in Underlying Funds it subadvises. When choosing among potential Underlying Funds, the subadviser faces a conflict of interest because it will receive additional fees when it selects Underlying Funds for which it also acts as subadviser. Please refer to the Fund’s SAI for more information on the sub-adviser’s conflicts of interest.
Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
The Underlying Funds in which the Fund invests may engage in active and frequent trading of portfolio securities in an effort to achieve their investment objectives.
The percentage of the Fund’s assets invested in the Underlying Funds will change from time-to-time and the subadviser may re-allocate the Fund’s assets among these asset categories and the Underlying Funds.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risk of the Fund: Cybersecurity and Artificial Intelligence Risk.
Nasdaq-100® Index Fund
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).
The Fund invests in stocks that are included in the Index. The Index represents the largest and most active non-financial domestic and international securities listed on The NASDAQ Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.
The Subadviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. The Fund is managed to seek to track the performance of the Index. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
The Fund may also invest in some futures contracts in order to help the Fund’s liquidity and to manage its cash position. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity. The Fund is a non-diversified fund, which means that it will invest in a smaller number of issuers than a diversified fund.
The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index.
Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences.
If the Fund does not accurately track the Index, the Subadviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.
Science & Technology Fund
The Fund seeks long-term capital appreciation.
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology.
Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 30% of its total assets in companies organized or headquartered in emerging market countries, but no more than 20% of its total assets may be invested in any one emerging market country. The Fund may also invest in privately placed securities.
The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
The Subadvisers may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Some of the industries likely to be included in the Fund’s portfolio are:
•
Information technology, including software, services, hardware, semiconductors and technology equipment;
•
Telecommunication equipment and services;
•
Health care, including pharmaceuticals, biotechnology, life sciences, and health care equipment and services;
•
Professional services;
•
Media, including advertising, broadcasting, cable and satellite, movies and entertainment, and publishing;
•
Internet commerce and advertising;
•
Alternative energy;
•
Aerospace and defense; and
•
Materials and chemicals.
The Fund’s holdings can range from small, unseasoned companies developing new technologies to large firms with established track records of developing and marketing technology.
Generally, the Fund’s Subadvisers seek to identify companies with earnings and sales growth. In addition, the Subadvisers have the discretion to purchase some securities that do not meet their normal investment criteria when they perceive an opportunity for substantial appreciation. These situations might arise when the Fund’s Subadvisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.
The Fund is also subject to the following additional risks: Special Situations Risk and Cybersecurity and Artificial Intelligence Risk.
Small Cap Growth Fund
The Fund seeks to provide long-term capital growth.
Under normal market conditions, the Fund invests at least 80% of net assets in the equity securities of small-cap companies. Typically, the Fund invests in securities of companies with a history of above-average growth in revenues, earnings, cash flows, and/or margin relative to peers, benchmarks, or consensus expectations, as well as companies expected to have above-average growth.
A company will be considered a small-cap company if its market capitalization, at the time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $0.99 billion, and the largest stock was approximately $14.72 billion. The size of the companies in the Index changes with market conditions and the composition of the Index. The subadviser may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company’s market cap value exceeds these small cap measures.
The Fund is managed by two subadvisers, American Century Investment Management, Inc. (“American Century”) and T. Rowe Price Associates, Inc.(“T. Rowe Price”).
The American Century portfolio managers look for stocks of small-cap companies that they believe will increase in value over time, using an investment strategy developed by American Century. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term,

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
stock price movements follow growth in earnings and revenues. The portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods and companies whose growth rates are expected to accelerate. In addition to accelerating growth, portfolio managers also may consider investing in companies whose stocks demonstrate price strength relative to their peers. This means that the portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.
T. Rowe Price manages the Fund’s investments in certain privately placed securities, but does not currently intend to invest in additional privately placed securities.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Although the American Century portfolio managers intend to invest the Fund’s assets primarily in U.S. securities, the Fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection. Investments in privately placed securities are a non-principal investment strategy of the Fund.
In the event of adverse market, economic, political, or other conditions, the Fund may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position it will not be pursuing its objective of long-term capital growth.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the Fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity and Artificial Intelligence Risk, Privately Placed Securities Risk, and Foreign Investments Risk.
Small Cap Index Fund
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the subadviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).
The Fund is managed to seek to track the performance of the Index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund, which holds a large sampling of the 2,000 stocks in the Russell 2000® Index, seeks to avoid the risks of individual stock selection and to provide the return of

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
the smaller-sized company sector of the market. On average that return has been positive over the years but has also been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.
Unlike the Fund, the Index is an unmanaged group of securities, so it does not incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that contribute to differences in performance between an index fund and its index are called tracking differences.
If the Fund does not accurately track the Index, the Subadviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.
The Fund may invest up to 20% in assets that are not part of the Index. These investments will generally consist of common stock, illiquid securities, and high quality money market securities. The Fund may also invest up to 33 1⁄3% in futures and options to manage the Fund’s cash position.
The Fund is subject to the following additional risks: Illiquidity Risk, Risks of Investing in Money Market Securities and Cybersecurity and Artificial Intelligence Risk.
Small Cap Special Values Fund
The Fund seeks to produce growth of capital by investing primarily in common stocks.
Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of domestic small-cap companies. Generally, small-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $0.99 billion, and the largest stock was approximately $14.72 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The Subadviser looks for undervalued companies that it believes have the potential for above-average capital appreciation with below-average risk. Rigorous fundamental research drives its search for companies with favorable reward-to-risk ratios and that possess a long-term competitive advantage provided by a durable asset base, strong balance sheets, and sustainable and superior cash flows. Typical investments include stocks of companies that are generally out of favor in the marketplace, or are undergoing reorganization or other corporate action that may create above-average price appreciation. The Subadviser regularly reviews the investments of the portfolio and may sell a portfolio holding when a stock nears its price target, downside risks increase considerably, the company’s fundamentals have deteriorated, or the Subadviser identifies a more attractive investment opportunity.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
Typical investments of the Fund include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing reorganizations or other corporate action that may create above-average price appreciation.
While the Fund normally invests at least 80% of its net assets in common stocks of U.S. companies, the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000® Index. The Fund intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), depositary receipts (20%), other investment companies including ETFs (10%), derivatives such as futures, options and equity swaps (20%) and convertible securities and preferred stocks (20%).
The Fund is subject to additional risks: Convertible Securities Risk, Currency Risk, Foreign Investment Risk, Emerging Markets Risk, Credit Risk, Interest Rate Risk, Depositary Receipts Risk, Investment Company Risk, Derivatives Risk, Preferred Stock Risk and Cybersecurity and Artificial Intelligence Risk.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
Small Cap Value Fund
The Fund seeks to provide maximum long-term return, consistent with reasonable risk to principal, by investing primarily in securities of small-cap companies in terms of revenues and/or market capitalization.
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small-cap companies.
A company will be considered a small-cap company if its market capitalization, at time of purchase, is equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $0.99 billion, and the largest stock was approximately $14.72 billion. The size of the companies in the Index changes with market conditions and the composition of the Index.
The subadvisers use a value-oriented approach. Companies will be selected based upon valuation characteristics such as price-to-cash flow ratios which are at a discount to market averages. Although the Fund primarily invests in domestic issuers, the Fund is authorized to invest up to 25% of its assets in the securities of foreign issuers.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The subadvisers invest in companies that are attractively valued relative to their peers, with conservative management teams, high quality earnings and strong momentum characteristics. Stocks that are deemed unattractive based on their value, quality or momentum characteristics become candidates for sale. The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.
The subadvisers regularly use exchange-traded futures to manage the Fund’s cash.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risks of the Fund: Cybersecurity and Artificial Intelligence Risk, Active Trading Risk, Foreign Investment Risk, Investment Company Risk and Derivatives Risk.
Stock Index Fund
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).
The Fund is managed to seek to track the performance of the Index, which measures the stock performance of 500 large- and mid-cap companies and is often used to indicate the performance of the overall stock market. The Subadviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the Subadviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.
The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index. Although the Fund seeks to track the performance of the Index, the performance of the Fund will not match that of the Index exactly because, among other reasons, the Fund incurs operating expenses and other investment overhead as part of its normal operations. The subadviser may use derivatives to seek to track the performance of the Index, including futures and total return swaps.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.
The Fund seeks to avoid the risk of individual stock selection and to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.
Unlike the Fund, the Index is an unmanaged group of securities, so it does not have to incur operating expenses and other investment overhead. An investor cannot invest directly in an index. Factors that can contribute to differences in performance between an index fund and its index are called tracking differences.
If the Fund does not accurately track the Index, the Subadviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate. The Fund may invest up to 20% in assets that are not in the Index, including common stock and high quality money market securities. The Fund may also invest up to 33 1⁄3% in futures and options to manage its cash position.
The Fund is subject to the following additional risks: Risks of Investing in Money Market Securities and Cybersecurity and Artificial Intelligence Risk.
Systematic Core Fund
The Fund seeks to provide long-term growth of capital through investment in common stocks.
The Fund seeks to achieve a higher risk-adjusted performance than the Russell 1000® Index (the “Index”) over the long term through a proprietary selection process employed by the Fund’s Subadviser. The Fund primarily invests in common stock of U.S. large capitalization companies included in the Index. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $15.75 billion, and the largest stock was approximately $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The size of the companies in which the Fund invests may be outside of this capitalization range and may change with market conditions as well.
The Subadviser uses a rules-based methodology that emphasizes quantitatively-based stock selection and portfolio construction and efficient implementation. The Fund seeks to capture common sources of active equity returns, including the following factors: value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Subadviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The Subadviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Subadviser’s proprietary research.
The Subadviser constructs the Fund’s portfolio by investing in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. Based on the Subadviser’s process, the Fund expects that its portfolio will be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index), and that such weightings may change over time. The percentage of the Fund’s portfolio exposed to any single security will vary from time to time as the weightings of the securities within the Fund change. The degree to which components of the Fund represent certain sectors or industries may change over time.
The Subadviser will rebalance the Fund’s portfolio according to the process set forth above on a quarterly basis, and it generally employs a strategy to continue to hold securities between quarterly rebalancing, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally. The Subadviser may reduce the position size of a security or sell the security during quarterly rebalancing if the security no longer has favorable scores in one or more of the four factors.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund seeks to achieve a higher risk-adjusted performance than the Index over the long term through a proprietary selection process employed by the Fund’s Subadviser. The Fund primarily invests in common stock of U.S. large capitalization companies included in the Index. In managing the Fund, GSAM uses a rules-based methodology that involves two steps.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
Step One
In the first step, individual factor portfolios are constructed at the same level of targeted tracking error to the Index. GSAM assigns all securities in the Index a “factor score” that is derived from the measurements described below to create four factor portfolios.
•
Value: The value measurement is a composite of three valuation measures, which consist of book value-to-price, sales-to-price and free cash flow-to-price (earnings-to-price ratios are used for financial stocks or where free cash flow data are not available).
•
Momentum: The momentum measurement is based on beta- and volatility-adjusted daily returns over an 11-month period ending one month prior to the rebalance date.
•
Quality: The quality measurement is gross profit divided by total assets or return on equity for financial stocks or when gross profit is not available.
•
Low Volatility: The volatility measurement is defined as the inverse of the standard deviation of past 12-month daily total stock returns.
The securities are ranked and scored on each factor measurement independently. Based on these scores, securities with a favorable factor score will be generally overweight in the factor portfolio relative to the Index and securities with an unfavorable factor score will be generally underweight in the factor portfolio relative to the Index. Securities in each factor portfolio are also subject to minimum and maximum weights, depending on the securities’ relative weight in the Index. The Fund’s portfolio only includes long positions (i.e., short positions are impermissible).
Step Two
In the second step, GSAM combines the factor portfolios in equal weights to create the Fund’s portfolio. As part of this combination, offsetting security positions are calculated and netted across the factor portfolios. As part of this netting process, trades are generally reduced across factor portfolios by offsetting trades in one factor portfolio against weights in another factor portfolio, subject to all security weights remaining within the upper and lower bounds around the target weight.
GSAM will rebalance the Fund’s portfolio according to the process set forth above on a quarterly basis, and it generally employs a strategy to continue to hold securities between quarterly rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy or the stock market generally.
GSAM may reduce the position size of a security or sell the security during quarterly rebalancings if the security no longer has favorable scores in one or more of the four factors. GSAM may, in its discretion, make changes to its quantitative techniques or investment approach, including with respect to intra-quarter actions, from time to time.
Systematic Growth Fund
The Fund seeks total return.
The Fund invests primarily in equity securities of issuers included in the Russell 1000® Growth Index (the “Index”) at the time of purchase. The Index is comprised of U.S. large- and mid-cap companies that exhibit certain growth characteristics, as defined by the index provider. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $24.31 billion, and the largest stock was approximately $4.34 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The size of the companies in which the Fund invests may be outside of this capitalization range and may change with market conditions as well.
The equity securities in which the Fund invests include common stock, preferred stock, convertible securities, rights, and warrants. The Fund may at times have significant exposure to one or more industries or sectors and may be overweight with respect to certain securities (i.e., the Fund will hold a greater percentage of those securities than the Index) and underweight with respect to others (i.e., the Fund will hold a lesser percentage of those securities than the Index). Such weightings may change over time.
Each of the Fund’s subadvisers manages a portion of the Fund’s assets using different investment strategies and techniques.
One subadviser employs a proprietary, dynamic multifactor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. In selecting securities, the subadviser seeks to allocate its portion of the Fund’s assets to equity securities the subadviser believes share complementary factor exposures. Factors are characteristics that are important in explaining the returns and risks of a group of securities. Among the factors that the subadviser uses to select equity securities for the Fund are: (1) mean reversion (e.g., stocks that are inexpensive relative to their historical fundamentals); (2) trend following (e.g., strong momentum and higher growth potential); and (3) risk aversion (e.g., financially healthy, stable, and lower volatility companies). In exceptional circumstances, the subadviser may exclude, remove, or include an issuer or

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
security in the Fund’s portfolio where it believes the data available does not accurately reflect current events, or to adjust the risk profile of the Fund appropriately. The subadviser may engage in frequent and active trading of portfolio securities with respect to its portion of the Fund’s assets.
The other subadviser uses a rules-based methodology that emphasizes quantitatively based stock selection, portfolio construction, and efficient implementation to seek to capture common sources of active equity returns among factors. Among the factors that the subadviser’s methodology employs are: (1) value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow); (2) momentum (i.e., whether a company’s share price is trending up or down); (3) quality (i.e., profitability) and (4) low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The subadviser seeks to capitalize on the low correlations in returns across these factors by diversifying exposure to securities selected based on such factors. The subadviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the subadviser’s proprietary research.
The subadviser constructs its portion of the Fund’s portfolio by investing assets in the securities comprising the Index and adjusting the relative weight of each security based on the security’s attractiveness when evaluated based on the factors as described above, subject to the Fund being constrained to long-only positions. The subadviser will rebalance its portion of the Fund’s portfolio according to the process set forth above on a quarterly basis. The subadviser generally employs a strategy to continue to hold securities between quarterly rebalancings, even if there are adverse developments concerning a particular security, an industry, the economy, or the stock market generally. The subadviser may reduce the position size of a security or sell a security during quarterly rebalancings if the security no longer has favorable scores in one or more of the four factors.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
The Fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund.
Systematic Value Fund
The Fund seeks total return through capital appreciation.
The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. large- and mid-cap companies. Companies are determined to be large- or mid-cap based on the inclusion of their equity securities in the Russell 1000® Value Index, whose constituents are companies that exhibit certain value qualities, as defined by the index provider, such as lower price-to-book ratios and lower expected growth values. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $14.04 billion, and the largest stock was approximately $2.48 trillion. The size of the companies in the Index changes with market conditions and the composition of the Index. The equity securities in which the Fund invests include common stock, preferred stock, convertible securities, rights and warrants.
The subadviser employs a proprietary, dynamic multi-factor approach to managing the Fund’s assets that is based on quantitative and qualitative research and analysis. In selecting securities, the subadviser seeks to allocate the Fund’s assets to equity securities that the subadviser believes share complementary factor exposures. Factors are characteristics that are important in explaining the returns and risks of a group of securities. Among the kinds of factors that the subadviser uses to select equity securities for the Fund are: (1) mean reversion (e.g., stocks that are inexpensive relative to their historical fundamentals); (2) trend following (e.g., strong momentum and higher growth potential); and (3) risk aversion (e.g., financially healthy, stable, and lower volatility companies). In exceptional circumstances, the subadviser may exclude, remove or include an issuer or security in the Fund where it believes the data available does not accurately reflect current events, or to adjust the risk profile of the Fund appropriately.
The subadviser may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
The Fund may also invest in equity securities of U.S. small cap companies. In addition, it may invest in futures contracts and exchange-traded funds to manage the Fund’s cash position and real estate investment trusts.
The Fund is also subject to the following additional risks: Cybersecurity and Artificial Intelligence Risk, Derivatives Risk, Investment Company Risk, REITs Risk and Small-Cap Company Risk.
U.S. Socially Responsible Fund
The Fund seeks to obtain growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.
The Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of U.S. companies meeting the Fund’s social criteria. To determine which companies meet the Fund’s social criteria, the subadviser incorporates into its investment process research services from an independent social research service, MSCI ESG Research, LLC (“MSCI ESG Research”). The Fund does not invest in the securities of companies that do not meet its social criteria. The Fund’s subadviser will generally assess whether a company continues to meet the social criteria on a monthly basis. The Fund may invest up to 20% of its net assets in the securities of other types of companies meeting the social criteria, including foreign securities, preferred stock and convertible securities. The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund’s investment objective.
The principal investment technique of the Fund is to approximate the capitalization weighted total rate of return of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), however, the Fund shall exclude securities screened out to meet the social criteria established for the Fund.
The portfolio managers select securities from the S&P 500 Index that meet the Fund’s social criteria, and by employing a statistical technique known as “optimization.” Through this selection process, the portfolio managers seek to select a portfolio of securities that will approximate the capitalization weighted total rate of return of the S&P 500 Index while maintaining similar risk characteristics to the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices as determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc. Because the Fund limits its selections to securities that meet its social criteria, not all of the securities in the S&P 500 Index are included in its portfolio, and the Fund’s holdings may be underweight or overweight particular securities, sectors or industries within the S&P 500 Index. The subadviser may use derivatives to seek to track the performance of the S&P 500 Index, including futures and total return swaps.
The Fund’s social criteria are as follows:
The Fund does not invest in companies that have significant revenues derived from:
•
the manufacture or distribution of civilian firearms, military weapons or weapons delivery systems;
•
the manufacture or distribution of alcoholic beverages or tobacco products;
•
the operation of gambling-related businesses; and
•
the production of nuclear energy.
The Fund’s revenue criteria are established by the Fund’s subadvisor and are applied based on MSCI ESG Research revenue calculations.
The Fund also excludes companies with low environmental, social and governance controversy scores, as determined and provided by MSCI ESG Research. MSCI ESG Research uses a rules based methodology to assess issuers on key environmental, social, and governance issues (“MSCI Controversy Case Score”), including: (1) environmental issues such as climate change, natural resources, pollution and waste, and environmental opportunities; (2) social issues such as human capital, product liability, stakeholder opposition and social opportunities; and (3) governance issues such as corporate governance and corporate behavior.
The Fund does not invest in companies that, based on low MSCI Controversy Case Scores:
•
have a history of poor labor-management relations;
•
engage in businesses or have products that have a severely negative impact on the environment;
•
have significant business operations in countries whose governments pose human rights concerns; operate businesses that have a significantly adverse impact on the communities in which they are located;
•
engage in businesses or have products that have a severely negative impact on their customers,

Additional Information About the Funds’ Investment Objectives, Strategies and Risks
which may include companies that have products that pose safety or health concerns, engage in practices that are anti-competitive or have marketing that is inappropriate or misleading; and
•
have a history of poor business ethics, which may include companies that have incidents of bribery or fraud, or poor governance structures.
In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.
Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above. Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval.
Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board of Directors will consider, among other things, new or revised state laws that govern or affect the investments in public funds.
Please see the section titled “Investment Glossary – Investment Risks” for a discussion of the following additional risk of the Fund: Cybersecurity and Artificial Intelligence Risk.

Investment Glossary
Investment Risks

Active Trading Risk. A strategy used whereby a Fund may engage in frequent trading of portfolio securities in an effort to achieve its investment objective. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, each Fund’s portfolio turnover rate is provided for each of the last five years.
Affiliated Fund Risk. The subadviser to the Lifestyle Funds chooses the Underlying Funds in which the Lifestyle Funds invest. As a result, the subadviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees payable to it by the adviser for subadvising some Underlying Funds are higher than the fees payable to the subadviser by the adviser for subadvising other Underlying Funds. However, the subadviser is subject to the adviser’s oversight and has a fiduciary duty to act in the Fund’s best interests when selecting the Underlying Funds.
Asset Allocation Risk. The Fund’s ability to achieve its investment objective depends in part on the Subadviser’s skill in determining the Fund’s investment strategy allocations. Although allocation among different investment strategies generally reduces risk and exposure to any one strategy, the risk remains that the Subadviser may favor an investment strategy that performs poorly relative to other investment strategies.
The risks of a Fund that invests all or substantially all of its assets in Underlying Funds will directly correspond to the risks of the Underlying Funds in which the Fund invests. Such a Fund is subject to the risk that the selection of the Underlying Funds and the allocation and reallocation of its assets among the various asset classes and market sectors may not produce the desired result.
Asset Allocation Rebalancing Risk. Each Fund may be an investment option for certain asset allocation programs offered by affiliates of VALIC, in which periodic rebalancing may occur. From time to time, a Fund may experience relatively large redemptions or investments due to the rebalancing of these asset allocation programs. If such redemptions or investments in the Fund were significant relative to the size of the Fund’s assets, that Fund could be required to purchase or sell portfolio securities at a time when it may not be advantageous to do so, which could increase its transaction costs and reduce the performance of the Fund. A decline in the
Fund’s assets due to large redemptions could also cause the Fund’s operating expenses to increase.
Asset-Backed Securities Risk. Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.
Non-mortgage asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.
Bank Loan Risk. Bank loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Bank loans may or may not be collateralized at the time of acquisition, and any collateral may lack liquidity or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan.
A Fund may invest in certain commercial bank loans, including loans generally known as “syndicated bank loans,” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the Fund’s liquidity needs. When purchasing a participation, a Fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institutions interests with respect to a loan may involve additional risks. Junior loans,

Investment Glossary
which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Second lien loans are secured by the assets of the issuer. In a typical structure, the claim on collateral and right of payment of second lien loans are junior to those of first-lien loans. Subordinated bridge loans are loans that are intended to provide short-term financing to provide a “bridge” to an asset sale, bond offering, stock offering, or divestiture. Generally, bridge loans are provided by arrangers as part of an overall financing package. Typically, the issuer will agree to increasing interest rates if the loan is not repaid as expected. A subordinated bridge loan is junior to a senior bridge loan in right of payment.
Transactions in bank loans may settle on a delayed basis, resulting in the proceeds from the sale of a loan not being available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.
Collateralized Loan Obligation Risk. A collateralized loan obligation is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations may charge management and other administrative fees. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a collateralized loan obligation trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, collateralized loan obligation tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to collateralized loan obligation securities as a class. The risks of an investment in a collateralized loan obligation depend largely on the type of the collateral securities and the class of the collateralized loan obligation in which a Fund invests. Normally, collateralized loan obligations are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in collateralized loan obligations may lack liquidity. However, an active dealer market may exist for collateralized loan obligations, allowing a collateralized loan obligation to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers.
Loan Assignments. Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.
Loan Participations.Loan participations are interests in loans acquired from a lender or from other owners of loan participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the borrower. The purchaser of a loan participation is required to rely on the lender or the Participant that sold the loan participation not only for the enforcement of its rights under the loan agreement against the borrower but also for the receipt and processing of payments due under the loan. Therefore, the owner of a loan participation is subject to the credit risk of both the borrower and a lender or Participant.
Risk of Conflict with Insurance Company Interests. Managing a Fund’s net equity exposure may serve to reduce the risk from equity market volatility to the affiliated insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Fund shareholders and the affiliated insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the affiliated insurance companies (and the Adviser by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of a Fund’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, a Fund’s performance may be lower than similar Funds that do not seek to manage their equity exposure.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by a Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in

Investment Glossary
a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Cybersecurity and Artificial Intelligence Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, SunAmerica, a subadviser, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause a Fund’s investments to lose value.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of a Fund, its service providers, or the issuers in which a Fund invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses, reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Depositary Receipts Risk. Depositary receipts, which are generally considered foreign securities, include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and others. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. Depositary receipts, such as ADRs and other depositary receipts, including GDRs and EDRs, are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected.
Derivatives Risk. Unlike stocks and bonds that represent actual ownership of a stock or bond, derivatives are instruments that “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. The Funds may purchase derivatives to hedge their investment portfolios and to earn additional income in order to help achieve their objectives. Generally, the Funds do not buy derivatives to speculate. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can significantly increase a Fund’s exposure to market and credit risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund will not correlate with the underlying instruments or such Fund’s other investments. A small investment in derivatives can have a potentially large impact on a Fund’s performance. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments

Investment Glossary
or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.
Credit Risk. The use of many derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the subadviser does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Forward Currency Contracts Risk. A forward foreign currency contract or “currency forward” is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Currency forwards are generally used to protect against uncertainty in the level of future exchange rates. Currency forwards do not eliminate fluctuations in the prices of the underlying securities (or other positions) a Fund owns or intends to acquire, but they do fix a rate of exchange in advance. Currency forwards limit the risk of loss due to a decline in the value of the hedged currencies, but at the same time they limit any potential gain that might result should the value of the currencies increase. The use of forward contracts involves the risk of mismatching a Fund’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Fund’s securities (or other positions) are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.
Forwards Risk. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, a Fund faces the risk that its counterparties may not perform their obligations. Forward contracts on many commodities are not regulated by the CFTC and therefore, a Fund will not receive any benefit of CFTC or SEC regulation when trading forwards on those commodities. Forwards on currencies are subject to certain CFTC regulations including, when the forwards are cash-settled, rules applicable to swaps.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a currency or other investment, by taking an offsetting position (often through a derivative instrument, such as an option or forward contract). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.
Hybrid Instruments Risk. Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. In addition, another type of hybrid instrument is a participatory note, which is issued by banks or broker-dealers and is designed to offer a return linked to a particular underlying equity, debt, currency or market.
Illiquidity Risk. Illiquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Lack of Availability Risk. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the subadviser may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for

Investment Glossary
unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. A Fund may not be able to terminate or liquidate a derivative under some market conditions, which could result in substantial losses. Pursuant to Rule 18f-4 under the 1940 Act, a Fund must either use derivatives in a limited manner or comply with an outer limit on the amount of leverage-related risk that the Fund may obtain based on value-at-risk, among other things.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analysis that in many cases are different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the subadviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to track. For example, a swap agreement on an ETF may not correlate perfectly with the index upon which the ETF is based because a Fund’s return is net of fees and expenses.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security
(or other instrument) at a specified price within a specified time period. Certain Funds may purchase listed options on various indices in which the Funds may invest. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Funds may also purchase and write (sell) option contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. When a Fund purchases an OTC swaption, it increases its credit risk exposure to the counterparty.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
A Fund may buy or sell put and call options that trade on U.S. or foreign exchanges. A Fund may also buy or sell OTC options, which subject the Fund to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Fund may be

Investment Glossary
required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. A Fund may write call options on a security or other investment that the Fund owns (referred to as “covered calls”). If a covered call sold by a Fund is exercised on an investment that has increased in value above the call price, the Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Regulatory Risk. New rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity. The costs of derivatives transactions also may increase due to regulatory requirements imposed on clearing members, which may cause clearing members to raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result. The implementation of new regulations with respect to derivatives generally has increased the costs of trading in these instruments and, as a result, may affect returns to investors in a Fund.
Swaps Risk. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. CFTC rules require certain interest rate and credit default swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is designed to reduce counterparty credit risk, in some cases it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As certain swaps become more standardized, the CFTC may require other swaps to be centrally cleared and traded, which may make it more difficult for a Fund to use swaps to meet its investment needs. A Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. There are several different types of swaps:
•
Credit Swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party upon the occurrence of specified credit events.
•
Currency Swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies.
•
Equity Swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.
•
Interest Rate or Inflation Swaps are contracts between two counterparties who agree to swap cash flows based on the inflation rate against fixed cash flows.
•
Mortgage Swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.
•
Total Return Swaps (sometimes referred to as contracts for difference) are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
Credit Default Swaps Risk. A credit default swap is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the

Investment Glossary
swap agreement. If no default or other designated credit event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a default or designated credit event does occur, the seller of credit protection must pay the buyer of credit protection the full value of the reference obligation. Credit default swaps increase counterparty risk when a Fund is the buyer. CFTC rules require that certain credit default swaps be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. As a general matter, these requirements have increased costs in connection with trading these instruments.
Interest Rate Swaps and Related Derivatives Risk. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Tax Risk. The use of certain derivatives may cause a Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. A Fund’s use of derivatives may be limited by the requirements for taxation of a Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions to shareholders.
Disciplined Strategy Risk. The Fund will generally not deviate from its strategy, even during adverse market, economic, political, or other conditions (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund generally will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.
Diversification Risk. Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act. Except as noted in the Fund Summaries, all of the Funds are diversified under the 1940 Act. All of the Funds are expected to satisfy the Code’s diversification requirements.
Non-Diversification Risk. A Fund that is considered a non-diversified investment company may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can invest in a smaller number of securities. As a result, such Fund’s value will be affected to a greater extent by the performance of any one company than would be a diversified investment company.
Dividend-paying Stocks Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Dynamic Allocation Risk. A Fund’s risks will directly correspond to the risks of any Underlying Funds and other direct investments in which it invests. A Fund is subject to the risk that the investment process that will determine the selection of any Underlying Funds and the allocation and reallocation of the Fund’s assets among the various asset may not produce the desired result. A Fund is also subject to the risk that its managers may be prevented from trading certain derivatives effectively or in a timely manner.
Enhanced Index Strategy Risk. A fund employing an enhanced index strategy related to a particular reference index may be underweight or overweight particular securities, sectors or industries within such reference index, and as a result, may underperform its index. By employing an enhanced index strategy, a Fund may be more susceptible to adverse developments concerning a particular security or industry because the Fund will select securities from those within such index and not use any defensive strategies to mitigate its risk exposure.

Investment Glossary
The ability of a Fund to outperform the performance of the index may be affected by, among other things, changes in securities markets, the manner in which performance of the index is calculated, changes in the composition of the index, the amount and timing of cash flows into and out of a Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the index. Since the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the underlying index.
Equity Securities Risk. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:
•
Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
•
Preferred stock — Each share of preferred stock usually allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
•
Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, EDRs and GDRs. More information about these equity securities is included elsewhere in this Prospectus or contained in the SAI.
Equity Securities are subject to the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices fluctuate from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which the prices of “growth” stocks in general have fallen, or vice versa.
Convertible Securities Risk. Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company. A convertible security is only considered an equity security if the exercise price of the convertible security is less than the fair market value of the security issuable upon conversion of such convertible security. The values of the convertible securities in which a Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. At times a convertible security may be more susceptible to fixed-income security related risks, while at other times such a security may be more susceptible to equity security related risks. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and a price that is unfavorable to a Fund.
Preferred Stock Risk. Unlike common stock, preferred stock generally pays a fixed dividend from a company’s earnings and may have a preference over common stock on the distribution of a company’s assets in the event of bankruptcy or liquidation. Preferred stockholders’ liquidation rights are subordinate to the company’s debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments. Deferred dividend payments could have adverse tax consequences for the Fund and may cause the preferred stock to lose substantial value. Preferred stock usually does not require the issuer to pay dividends and may permit the issuer to defer dividend payments.
Warrants and Rights Risk. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, as in the case of a corporate action. Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

Investment Glossary
Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Warrants and rights have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. Warrants and rights may lack a liquid secondary market for resale. If a warrant or right is not exercised by the date of its expiration, it may expire worthless if the market price of the securities is below the exercise price of the warrant.
ESG Investment Risk. The portfolio manager(s) may utilize ESG criteria, integrate ESG considerations and/or use related analyses to select investments for a Fund. These strategies may impact the Fund’s performance, including relative to similar funds that do not adhere to such ESG criteria, ESG integration and/or related analyses as part of the investment process. Additionally, a Fund’s adherence to these strategies in connection with identifying and selecting investments may require subjective and qualitative analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. A Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or a portfolio manager’s assessment of such may change over time. ESG characteristics may not be the only factors considered in selecting investments and as a result, a Fund’s investments may not have favorable ESG characteristics or high ESG ratings.
ESG Investment Risk (International Socially Responsible Fund and U.S. Socially Responsible Fund). A Fund’s adherence to its social criteria and application of related analyses when selecting investments may negatively impact the Fund’s performance, including relative to similar funds that use different criteria, or to funds that do not adhere to such criteria or apply such analyses. Social criteria screening limits the availability of investment opportunities for the Fund. If the Fund changes its social criteria or a company stops meeting the Fund’s social criteria, the Fund will sell the affected investments even if this means the Fund loses money. The employment of an independent social research service to assess social criteria could also negatively impact a Fund’s performance, as such service may cause different outcomes in assessing the Fund’s social criteria than if the Fund were to not use such service or were to select a different research service. Additionally, a Fund’s adherence to its social criteria and application of related analyses in connection with identifying and selecting investments may require subjective and qualitative analysis and may be more difficult if data about a particular company or market is limited. A Fund’s social criteria may be dependent upon information and data that may be incomplete, inaccurate or unavailable. A Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s practices or a Fund’s assessment of such may change over time.
Factor-Based Investing Risk. There can be no assurance that the multi-factor selection process employed by the subadviser will enhance performance. Exposure to investment style factors may detract from performance in some market environments, which may continue for prolonged periods.
Failure to Match Index Performance Risk. The ability of the Fund to match the performance of the Underlying Index or the Index may be affected by, among other things, changes in securities markets, the manner in which performance of the Underlying Index or the Index is calculated, changes in the composition of the Underlying Index or the Index, the amount and timing of cash flows into and out of the Fund, commissions, portfolio expenses, and any differences in the pricing of securities by the Fund and the Underlying Index or the Index. When the Fund employs an “optimization” strategy, the Fund is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Fund may perform differently than the Underlying Index or the Index.
Focused Fund Risk. The Fund, because it may invest in a limited number of companies, may have more volatility in its net asset value and is considered to have more risk than a portfolio that invests in a greater number of companies because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities decline in price.
Foreign Investment Risk. Foreign investments are investments of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Fund’s principal investment strategies or Additional Information about the Portfolios’ Investment Strategies and Investment Risks sections, or as determined by a Fund’s subadviser, a Fund will deem an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which

Investment Glossary
the issuer produced the largest portion of its revenue, and its reporting currency. Foreign investments include, but are not limited to, securities issued by foreign governments or their agencies and instrumentalities, foreign corporate and government bonds, foreign equity securities, securities issued by foreign investment companies and passive foreign investment companies, and ADRs or other similar securities that represent interests in foreign equity securities, such as EDRs and GDRs. A Fund’s investments in foreign securities may also include securities from emerging market issuers.
Investments in foreign countries are subject to a number of risks. Investments in foreign securities involve risks in addition to those associated with investments in domestic securities due to changes in currency exchange rates, unfavorable political, social and legal developments or economic and financial instability, for example. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price or sell than U.S. securities, which means a subadviser may at times be unable to sell foreign investments at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. A Fund investing in foreign securities may also be subject to the following risks:
Brexit Risk. On January 31, 2020, the United Kingdom (the “UK”) withdrew from the European Union (commonly referred to as “Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in the Fund. The full scope and nature of the consequences of Brexit are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been applicable had the UK not sought to withdraw from the European Union.
Emerging Markets Risk. An emerging market country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by VALIC or subadviser. An “emerging market” country is generally any country that is included in the MSCI Emerging Markets Index. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Unlike most developed countries, emerging market countries may impose restrictions on foreign investment. These countries may also impose confiscatory taxes on investment proceeds or otherwise restrict the ability of foreign investors to withdraw their money at will. In addition, there may be less publicly available information about emerging market issuers due to differences in regulatory, accounting, auditing, and financial recordkeeping standards and available information may be unreliable or outdated.
Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. The securities markets in emerging market countries tend to be smaller and less mature than those in developed countries, and they may experience lower trading volumes. As a result, investments in emerging market securities may be less liquid and their prices more volatile than investments in developed countries. The fiscal and monetary policies of emerging market countries may result in high levels of inflation or deflation or currency devaluation. As a result, investments in emerging market securities may be subject to abrupt and severe price changes. Investments in emerging market securities may be more susceptible to investor sentiment than investments in developed countries. Emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.

Investment Glossary
Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasive corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United States or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries. A Fund may be exposed to emerging market risks directly (through certain futures contracts and other derivatives whose values are based on emerging market indices or securities).
European Exposure Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Additionally, companies operating within the EU face increasingly burdensome regulations and operating requirements. In some cases, U.S. companies may also be subject to adverse protectionist measures or heightened regulation. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU, such as the departure of the United Kingdom (the “UK”), referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity, and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Foreign Currency Risk. Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases, they will experience a loss. A Fund may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes. Because a Fund’s foreign investments are generally held in foreign currencies, a Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Such gains or losses may be substantial.
A Fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. A Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.
The value of a Fund’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Fund’s non-U.S. dollar-denominated securities.
In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Foreign Sovereign Debt Risk. To the extent a Fund invests in foreign sovereign debt securities, it may be subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign

Investment Glossary
currency reserves, political, social and economic considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans.
Geographic Risk. If a Fund invests a significant portion of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region, it assumes the risk that economic, political and social conditions in those countries or that region may have a significant impact on its investment performance.
Japan Exposure Risk. The Japanese economy faces a number of long-term problems, including massive government debt, the aging and shrinking of the population, an unstable financial sector and low domestic consumption. The growth of Japan’s economy has recently lagged behind that of its Asian neighbors and other major developed economies. Japan has a growing economic relationship with China and other Southeast Asian countries, and Japan’s economy is heavily dependent on international trade and may be adversely affected by trade tariffs, other protectionist measures, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy has experienced the effects of the global economic slowdown similar to the United States and Europe, and downturns in the economies of Japan’s key trading partners, such as the United States, China and/or countries in Southeast Asia, could also have a negative impact on the Japanese economy as a whole. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. Japan also has experienced natural disasters of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. These issues may cause a continued slowdown of the Japanese economy.
Fixed-Income Securities Risk. Fixed-income securities include a broad array of short-, medium- and long-term obligations, including notes and bonds. Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed-income securities represent indebtedness of the issuer and generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.
Fixed-income securities include, but are not limited to, U.S. and foreign corporate fixed-income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed-income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and certain types of short-term investments. Short-term investments include, but are not limited to, money market securities, such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses. Commercial paper is a specific type of corporate note, with terms to maturity less than a year and short-term notes often payable in less than 270 days. Most commercial paper matures in 50 days or less. Fixed-income securities may be acquired with warrants attached. For more information about specific income securities see the SAI.
Investments in fixed-income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury; however, they involve federal sponsorship. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are

Investment Glossary
supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-backed fixed-income securities see “Mortgage-and Asset-Backed Securities” below.
In addition to those discussed above, investments in fixed-income securities may also include:
•
Agency Discount Notes are high credit quality, short term debt instruments issued by federal agencies and government sponsored enterprises. These securities are issued at a discount to their par value.
•
Asset-Backed Securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.
•
Corporate Debt Instruments (Bonds, Notes and Debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.
•
Municipal Securities are debt obligations issued by or on behalf of states, territories and possessions of the U.S. and District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders.
•
Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.
•
Preferred Stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.
Recent market conditions have resulted in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.
Bonds Risk. Bonds are one type of fixed-income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.
Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).
Investment grade bonds are bonds that are rated at least BBB– by S&P Global Ratings (“S&P®”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, are determined by the subadviser to be of comparable quality at the time of purchase. The SAI has more detail about ratings.
Bonds that are rated Baa by Moody’s or BBB by S&P® or Fitch have speculative characteristics. Bonds that are

Investment Glossary
unrated or rated below Baa3 by Moody’s or BBB– by S&P® or Fitch have speculative characteristics. Bonds that do not meet the credit quality standards of an investment grade security (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.
Call or Prepayment Risk. During periods of falling interest rates, a bond issuer may “call”—or repay—its high-yielding bonds before their maturity date. Typically, such repayments will occur during periods of falling interest rates requiring a Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through a Fund and result in a decline in a Fund’s income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.
Credit Risk. The value of a fixed-income security is directly affected by an issuer’s ability to pay principal and interest on time. If a Fund invests in fixed-income securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by a Fund fails to pay an obligation on a timely basis, otherwise defaults; or is perceived by other investors to be less creditworthy. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. “High quality” instruments have a very strong capacity to pay interest and repay principal; they reflect the issuers’ high creditworthiness and low risk of default. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Extension Risk.The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.
Interest Rate Risk. The volatility of fixed-income securities is due principally to changes in interest rates. The market value of money market securities and other fixed-income securities usually tends to vary inversely with the level of interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact a Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Investment Glossary
Junk Bonds Risk. A portion of a Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds. These securities can range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or whose issuers are in bankruptcy. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities because issuers of junk bonds are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. Accordingly, these investments could decrease in value and therefore negatively impact a Fund. In addition, the secondary market for junk bonds may not be as liquid as that for higher rated fixed income securities. As a result, a Fund may find it more difficult to value junk bonds or sell them and may have to sell them at prices significantly lower than the values assigned to them by a Fund.
Fund-of-Funds Risk. The costs of investing in a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
Illiquidity Risk. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a Fund’s share price may fall dramatically. Moreover, a Fund may have to hold such securities longer than it would like and may have to forego other investment opportunities. The inability of a Fund to dispose of securities promptly or at a reasonable price could impair a Fund’s ability to raise cash for redemptions or other purposes. Funds that invest in non-investment grade fixed income securities and emerging market country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions. Derivatives may also be subject to illiquidity risk.
Liquidity Risk for Mortgage- and Asset-Backed Securities. In recent years, the market for mortgage-backed securities has experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have similarly been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Fund may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.
Income Producing Stock Availability Risk. Income producing common stock meeting the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors, thus limiting the ability of the Fund to produce current income while remaining fully diversified.
Income Risk. Income is interest payments from bonds or dividends from stocks. The ability of a Fund’s equity securities to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest income on debt securities generally is affected by prevailing interest rates, which can vary widely over the short- and long-term. If dividends are reduced or discontinued or interest rates drop, distributions to shareholders from a Fund may drop as well.
Index Risk. Certain Funds are managed to track an index, which will result in a Fund’s performance being closely tied to the performance of the index. As a result, a Fund generally will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund. In addition, a Fund’s returns may deviate from those of the index it seeks to track as a result of, among other factors, fund operating expenses, transaction costs and delays in investing cash.
Inflation Indexing Methodology Risk. An inflation index may not accurately measure the real rate of inflation in the prices of goods and services, whether for the U.S. or a foreign country. Market perceptions of adjustment times or a lag between the time a security is adjusted for inflation

Investment Glossary
and the time interest is paid can each adversely affect an inflation-indexed security, particularly during periods of significant, rapid changes in inflation.
Information Risk. When the quantitative models (“Models”) and information and data (“Data”) used in managing a Fund prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and a Fund may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplies historical data. All models are susceptible to input errors that may cause the resulting information to be incorrect.
Inflation-Indexed Securities Risk. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.
Investment Company Risk. An ETF or investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the performance of a Fund investing in these instruments. Investments in ETFs and investment companies involve substantially the same risks as investing directly in the instruments held by these entities. However, the total return from such investments will be reduced by the operating expenses and fees of the ETF or investment company. In addition, a Fund that invests in shares of an ETF or another investment company bears a proportionate share of the ETF or other investment company’s expenses. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF.

Disruptions in the markets for the securities held by the other investment companies purchased or sold by the Fund could result in losses on the Fund’s investment in such securities. Other investment companies also have fees that increase their costs versus owning the underlying securities directly.
Exchange-Traded Funds (“ETFs”) Risk.  ETFs are a type of investment company bought and sold on a securities exchange. An ETF trades like common stock. While some ETFs are passively-managed and seek to replicate the performance of a particular market index or segment, other ETFs are actively-managed and do not track a particular market index or segment, thereby subjecting investors to active management risk. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the securities underlying the ETF, although an ETF has management fees which increase its cost. A Fund’s ability to invest in ETFs is limited by the Investment Company Act of 1940, as amended (the “1940 Act”).
Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, a passively-managed ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. See “Investment Company Risk.”
IPO Risk. A Fund’s purchase of shares issued as part of, or a short period after a company’s initial public offering (“IPO”) exposes it to risks associated with companies that have little operating history as public companies, as well

Investment Glossary
as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Unseasoned Issuer Risk. Unseasoned companies are generally considered more speculative and entail greater risk than do investments in companies with an established operating record. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (generally those with less than a three-year operating history together with their predecessors and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.
Engaging in securities lending could increase the market and credit risk for Fund investments. A Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. The Fund’s loans will be collateralized by securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, which subjects the Fund to the credit risk of the U.S. Government or the issuing federal agency or instrumentality. If the value of either the cash collateral or a Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to a Fund on a timely basis and a Fund may therefore lose the opportunity to sell the securities at a desirable price.
Leverage Risk. Certain ETFs, managed futures instruments, and some other derivatives a Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. A Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments.
Loan Risk. Declines in prevailing interest rates may increase prepayments of loans and may expose a Fund to a lower rate of return if it reinvests the repaid principal in loans with lower yields. No active trading market may exist for certain loans, which may impair the ability of a Fund to realize the full value of such loans in the event of the need to liquidate such assets. Moreover, adverse market conditions may impair the liquidity of some actively traded loans.
Management Risk. Different investment styles and strategies tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. The investment style or strategy used by each Fund may fail to produce the intended result. Moreover, a Fund may outperform or underperform funds that employ a different investment style or strategy. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.
Generally, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations, while stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. The share price of a Fund that holds stocks with growth and value characteristics may be negatively affected by either set of risks, as discussed in more detail below.
•
Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. These companies may include those offering innovative or unique products and services, or those operating in industries experiencing increasing demand or rapid expansion. These stocks may be volatile for several reasons. The value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines more than other stocks. Growth stocks may, however, benefit from significant price appreciation when companies meet or exceed growth forecasts, as

Investment Glossary
the market often rewards such performance with higher valuations. Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. Growth investing may also involve sector or industry concentration risk, as growth opportunities can be clustered in specific areas of the market (such as technology or healthcare), potentially increasing exposure to sector-specific volatility.
•
Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.
•
For the Systematic Value Fund, “value” stocks are stocks of companies that the index provider believes are currently undervalued in the marketplace based on a combination of variables. The index provider’s calculation to identify a particular security that is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall.
Market Capitalization Risk. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding common stock (or similar securities) of the company at the time of purchase. The market capitalization of the companies in which the Funds invest, and in the indexes described below, change over time. The Funds determine relative market capitalizations using U.S. standards. Accordingly, a Fund’s non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the United States. A Fund will not automatically sell or cease to purchase stock of a company that it already owns just because the company’s market capitalization grows or falls outside this range. With respect to all Funds, except as noted in a Fund Summary or in the section entitled “Additional Information About the Funds’ Investment Objectives, Strategies and Risks”:
Large-Cap companies will generally include companies whose market capitalizations are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of July 31, 2025, the median stock by market capitalization in the Index was approximately $15.75 billion and the largest stock by market capitalization was $4.34 trillion.
Mid-Cap companies will generally include companies whose market capitalizations range from the market capitalization of the smallest company included in the S&P MidCap 400 and Russell Midcap® Indices to the market capitalization of the largest company in the S&P MidCap 400 and Russell Midcap® Indices during the most recent 12-month period. As of July 31, 2025, the market capitalization range of the companies in the S&P MidCap 400 Index was approximately $1.56 billion to $23.4 billion. As of July 31, 2025, the median stock by market capitalization in the Russell Midcap® Index was approximately $11.66 billion and the largest stock by market capitalization was $96.19 billion, and the weighted-average market capitalization was approximately $29.57 billion.
Small-Cap companies will generally include companies whose market capitalizations are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of December 31, 2024, the median stock by market capitalization in the Russell 2000® Index was approximately $0.99 billion and the largest stock by market capitalization was $14.72 billion.
Large-Cap Company Risk. Large-cap companies tend to go in and out of favor based on market and economic conditions. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
Micro-Cap Companies Risk. Micro-cap companies are generally subject to the same risks as small-cap companies. However, the prices of micro-cap companies are generally more volatile. In addition, because micro-cap securities tend to have significantly lower trading volumes, a Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than the subadviser believes they are worth. Therefore, a Fund may involve considerably more risk of loss and its returns may differ significantly from Funds

Investment Glossary
investing in larger-cap companies or other asset classes. For more information about the risks of investing in small-cap companies please see Small-Cap Company Risk.
Mid-Cap Companies Risk. The risk that mid-cap companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times. Investing in mid-cap companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. Securities of mid-cap companies are also subject to the risks of small-cap companies, to a lesser extent.
Small-Cap Companies Risk. Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth and experience in management. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that a Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before a Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
Market Risk. A Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse social, political or economic developments here or abroad, changes in investor psychology, technological disruptions, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, trade wars, disease/virus, outbreaks and epidemics). The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a Subadviser’s assessment of companies held in a Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like markets generally, the investment performance of a Fund will fluctuate, so an investor may lose money over short or even long periods.
The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
Model Risk. The risk that the asset allocation model fails to produce the optimal allocation.
Money Market Securities Risk. All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is a high quality, short-term debt obligation that is eligible for inclusion in money market fund portfolios, in accordance with Rule 2a-7 under the 1940 Act.
These high quality money market securities include:
•
Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
•
Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.
•
Commercial paper sold by corporations and finance companies.
•
Corporate debt obligations with remaining maturities of 13 months or less.
•
Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.
An investment in a Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market

Investment Glossary
security and in the ability of an issuer to make payments of interest and principal.
Mortgage-Backed Securities Risk. Mortgage-backed securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.
Mortgage pass-through securities represent interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are subject to interest rate risk and prepayment risk.
Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.
Collateralized mortgage obligations (“CMOs”) are hybrid mortgage-backed instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.
Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities. Mortgage-backed securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.
Mortgage-backed securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause a Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. See also “Liquidity Risk for Mortgage- and Asset-Backed Securities.”
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and a Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Non-Hedging Foreign Currency Trading Risk. A Fund may engage in forward foreign currency transactions for speculative purposes. A Fund may purchase or sell foreign currencies through the use of forward contracts based on the subadviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the subadviser seeks to profit from anticipated movements in currency rates by

Investment Glossary
establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the subadviser’s expectations may produce significant losses for the Fund. Some of the transactions may also be subject to interest rate risk.
Participatory Notes Risk. Participatory notes are issued by banks or broker-dealers and are designed to replicate the performance of certain securities or markets. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.
“Passively Managed” Strategy Risk. An Underlying Fund following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such an Underlying Fund will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.
Price Volatility Risk. The Fund’s investment strategy may subject the Fund’s portfolio to increased volatility. Volatility may cause the value of the Fund’s portfolio to fluctuate significantly in the short term.
Privately Placed Securities Risk. Certain Funds’ investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities.
Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Real Estate Investments Risk. Real estate investments are subject to market risk, interest rate risk and credit risk. In addition, securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that companies in the real estate industry concentrate investments in particular geographic regions or property types.
REITs Risk. Real Estate Investment Trusts (“REITs”) pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by their shareholders. As a result, shareholders will absorb an additional layer of fees when a Fund invests in REITs. The performance of any Fund’s REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REITs performance. When a REIT focuses its investments in particular sub-sectors of the real estate industry or particular geographic regions, the REIT’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing the return to a Fund on its investment in such company.
Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a

Investment Glossary
security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause a Fund’s income and the value of a Fund to decline. A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short-term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this Prospectus may invest in repurchase agreements.
The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, a Fund may have to sell at a loss.
Reverse Repurchase Agreements, Dollar Rolls and Borrowings Risk. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.
In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the securities sold.
If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Fund’s limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the SAI for a complete listing of each Fund’s investment restrictions.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector.
Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by such a Fund.
At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making such a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a fund that invests more broadly.
Real Estate Sector Risk. Certain Funds may invest substantially in securities related to the real estate industry. Substantial investments in a particular industry or sector make such Fund’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular industry, group of industries, or sector than a Fund that invests more broadly.
Technology Sector Risk. Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.
Risks associated with technology stocks include, but are not limited to, the risks of short production cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience and patent and other intellectual property considerations.
Securities Lending Risk. Each Fund, other than the Lifestyle Funds,  may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street

Investment Glossary
Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and the portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. A Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for a Fund. To the extent that either the value of the cash collateral or a Fund’s investments of the cash collateral declines below the amount owed to a borrower, such Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund.
Short Sales Risk. Short sales by a Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Short Sales involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
Special Situations Risk. A special situation arises when, in the opinion of the adviser or subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to the issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate events, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize.
Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and illiquidity risk.
Tax Risk. The use of certain derivatives may cause a Fund to realize higher amounts of ordinary income or short-term capital gain, to suspend or eliminate holding periods of positions, and/or to defer realized losses, potentially increasing the amount of taxable distributions, and of ordinary income distributions in particular. A Fund’s use of derivatives may be limited by the requirements for taxation of a Fund as a regulated investment company. The tax treatment of derivatives may be affected by changes in legislation, regulations or other legal authority that could affect the character, timing and amount of a Fund’s taxable income or gains and distributions to shareholders.
Temporary Defensive Investment Strategy Risk. From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.
Underlying Funds Risk. The risks of the Lifestyle Funds generally reflect the risks of owning the underlying securities held by the Underlying Funds, although lack of liquidity could result in an investment in the Underlying Funds being more volatile than an investment in an Underlying Fund’s portfolio of securities. Disruptions in the markets for the securities held by the Underlying Funds could result in losses on the Fund’s investment in such securities. The Underlying Funds also have fees that increase their costs versus owning the underlying securities directly.
U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have low credit risk. Unlike U.S. Treasury obligations, securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the

Investment Glossary
Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
When-Issued Securities, Delayed Delivery and Forward Commitment Transactions Risk. The Funds may purchase or sell when-issued securities that have been authorized but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
A firm commitment is a buy order for delayed delivery in which a Fund agrees to purchase a security from a seller at a future date, stated price, and fixed yield. The agreement binds the seller as to delivery and binds the purchaser as to acceptance of delivery.
About the Indices

Unlike mutual funds, the indices do not incur expenses. If expenses were deducted, the actual returns of the indices would be lower.
The Bloomberg Global Aggregate Index (USD hedged) is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.
The Bloomberg U.S. Government Bond Index is a market-value weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.
The Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.
The Bloomberg U.S. Universal Index measures the total U.S.-dollar-denominated, fixed-rate, taxable-bond market. The index includes investment-grade and non-investment-grade corporate, government, and securitized bonds with a maturity of one year or longer.
The FTSE US High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S. or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.
The FTSE EPRA NAREIT Developed Index (net) is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.
The MSCI ACWI Index (net)* is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Investment Glossary
The MSCI ACWI ex USA Index (net)* is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends.
The MSCI ACWI ex USA SMID Cap Index (net)* captures mid and small cap representation across 22 of 23 Developed Market (DM) countries (excluding the US) and 24 Emerging Markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.
The MSCI Emerging Markets Index (net)SM* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI EAFE Index (Europe, Australasia, Far East) (net)* is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.
The MSCI EAFE Value Index (net)* is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
The Nasdaq-100® Index includes 100 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.
The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.
The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.
The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.
The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization.
The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.
The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-

Investment Glossary
value weighted index, with each stock’s percentage in the Index in proportion to its market value.
The S&P® North American Technology Sector Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of sophisticated computer-related devices; communications equipment and internet services;
producers of computer and internet software; consultants for information technology; providers of computer services; and semiconductor equipment manufacturers.
* The net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Additional Information about the Nasdaq-100® Index. The Nasdaq-100® Index Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to the VC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq® has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
Additional Information About the Russell 2000® Index. The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Additional Information About the S&P Indexes. “Standard & Poor’s®,” “S&P®,” “S&P 500®” and “S&P MidCap 400®” are trademarks of S&P. The Mid Cap Index Fund and Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in such Funds.

Account Information
VC I Shares
VC I is an open-end management investment company and may offer shares of the Funds for sale at any time. However, VC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.
Buying and Selling Shares
As a participant in a Variable Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of a Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.
For certain investors, there may be rules or procedures regarding the following:
•
any minimum initial investment amount and/or limitations on periodic investments;
•
how to purchase, redeem or exchange your interest in the Funds;
•
how to obtain information about your account, including account statements; and
•
any fees applicable to your account.
For more information on such rules or procedures, you should review your Variable Contract prospectus, Plan document or custodial agreement. The Funds do not currently foresee any disadvantages to participants arising out of the fact that they may offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.
Execution of requests. VC I is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next net asset value (“NAV”) to be calculated after the request is accepted by VC I. If the order is received by VC I, or the insurance company as its authorized agent, before VC I’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the order is received after that time, it will receive the next business day’s closing price.
Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of the Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders. For these purposes, the SEC determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas.
Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, VC I expects to meet redemption requests by using cash or cash equivalents in a Fund’s portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.
Frequent or Short-term Trading
The Funds, which are offered only through Variable Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or

Account Information
individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below. VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the subadvisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.
The Funds, directly or through certain investment companies in which a Fund invests (the “Underlying Funds”), may invest in foreign securities and/or high yield fixed income securities (often referred to as “junk bonds”), may be particularly vulnerable to market timing. Market timing in a Fund that invests significantly in foreign securities may also occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in a Fund that invests significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of the Funds based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by the Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).
Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by Financial Intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within the Funds to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Funds.
There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.
You should review your Variable Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Variable Contract, Plan or IRA. Any restrictions or limitations imposed by the Variable Contract, Plan or IRA may differ from those imposed by VC I.
Payments in Connection with Distribution

VALIC and its affiliates may receive revenue sharing payments from certain Subadvisers to the Funds (other than SunAmerica, an affiliated investment adviser) in connection with certain administrative, marketing and other servicing activities, which payments help offset costs for education, marketing activities and training to support sales of the Funds, as well as occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the subadvisers.
Selective Disclosure of Portfolio Holdings
VC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the SAI.
How Shares are Valued
The NAV for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the

Account Information
securities held by the Fund. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares. The value of the investments held by each Fund are determined by VALIC, as the “valuation designee”, pursuant to its valuation procedures. The Board of Directors oversees the valuation designee and at least annually reviews its valuation policies and procedures. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued by the valuation designee at fair value in accordance with valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Investments in registered investment companies that do not trade on an exchange are valued at the end of the day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security principally traded. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effect of using fair value pricing.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation or if there is no sale on the day of valuation, at the last reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of a security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the valuation designee determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities and foreign equity futures contracts, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Funds are not open to purchases or redemptions.
During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.
Dividends and Capital Gains
Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund.
Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.
Tax Consequences
As the owner of a Variable Contract, a participant under your employer’s Variable Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Variable Contract prospectus, Plan document, custodial agreement or your tax professional for further information concerning the federal income tax consequences to you of investing in the Funds.
The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If a Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in

Account Information
potentially material amounts, and will not beneficially or
adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

Management
Investment Adviser

VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for each of the Funds. VALIC is an indirect wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is located at 2919 Allen Parkway, 8th floor, Houston, Texas 77019.
VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day-to-day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment subadvisers that make investment decisions for the Funds.
The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the SAI.
Investment Subadvisers

VALIC works with investment subadvisers for each Fund. Subadvisers are financial services companies that specialize in certain types of investing. The subadviser’s role is to make investment decisions for the Fund according to each Fund’s investment objective and restrictions. VALIC compensates the subadvisers out of the fees it receives from each Fund.
According to the agreements VALIC has with the subadvisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the subadvisers the authority to buy and sell securities for the subadvised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The subadvisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The subadvisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the subadvisers, as allowed by law. This could include any affiliated futures commission merchants.
The 1940 Act permits the subadvisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a subadviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.
The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the subadvisers have entered into written contracts, as required by the 1940 Act, to allow a subadviser’s affiliate to effect these types of transactions for commissions. The 1940 Act generally prohibits a subadviser or a subadviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.
VALIC and the subadvisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.
In selecting the subadvisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the subadviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the subadvisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Board of Directors also reviewed the fees to be paid by VALIC to each subadviser. VALIC compensates each subadviser from the investment advisory fees paid to VALIC by VC I, on behalf of the respective Fund(s). With respect to all Funds, a discussion of the basis for the Board of Directors’ approval of the investment subadvisory agreements is available in VC I’s most recent semi-annual report for the period ended November 30, 2024. With respect to the Core Bond Fund, Emerging Economies Fund, International Value Fund, Large Cap Core Fund, and Small Cap Growth Fund, a discussion of the basis for the Board of Directors’ approval of the investment subadvisory agreements is available in the Funds’ annual report for the year ended May 31, 2025. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.”
VC I relies upon an exemptive order from the SEC that permits VALIC, subject to certain conditions, to enter into subadvisory agreements relating to the Funds with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order

Management
permits VALIC, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing funds, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Funds’ shareholders have approved the Funds’ reliance on the no-action relief. VALIC will determine if and when a Fund should rely on the no-action relief. The Prospectus will be updated in advance of the no-action relief being relied upon by a Fund.
The SAI provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the subadviser to determine their compensation.
The Subadvisers are:
AllianceBernstein L.P.
Allspring Global Investments, LLC
American Century Investment Management, Inc.
BlackRock Investment Management, LLC
Boston Partners Global Investors, Inc. d/b/a Boston Partners
Brandywine Global Investment Management, LLC
ClearBridge Investments, LLC
Columbia Management Investment Advisers, LLC
Duff & Phelps Investment Management Co.
Franklin Advisers, Inc.
Goldman Sachs Asset Management, L.P.
Invesco Advisers, Inc.
Janus Henderson Investors US LLC
J.P. Morgan Investment Management Inc.
Massachusetts Financial Services Company
Morgan Stanley Investment Management Inc.
PineBridge Investments LLC
T. Rowe Price Associates, Inc.
Voya Investment Management Co. LLC
Wellington Management Company LLP
Dynamic Allocation Fund
AllianceBernstein L.P. (“AllianceBernstein”)
501 Commerce Street, 22nd Floor, Nashville, TN 37203
AllianceBernstein is a Delaware limited partnership. AllianceBernstein is a leading global investment management firm. AllianceBernstein provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.
As of June 30, 2025, AllianceBernstein had approximately $829 billion in assets under management.
The Fund is managed by Joshua Lisser, Benjamin Sklar, Alla Harmsworth, and Defne Ozaltun. Mr. Lisser joined AllianceBernstein in 1992 and is currently Chief Investment Officer of Index Strategies and member of the Core/Blend Services investment team. Mr. Sklar joined AllianceBernstein in 2006 and is currently a Portfolio Manager of Index Strategies. Ms. Harmsworth joined AllianceBernstein in 2015 and is currently a portfolio manager for the Multi-Assets Team. Ms. Ozaltun joined AllianceBernstein in 2013 and is a portfolio manager for the Multi-Assets Team.
Small Cap Special Values Fund
Allspring Global Investments, LLC (“Allspring”)
1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203
Allspring is a limited liability company organized under the laws of Delaware and is an SEC registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. As of June 30, 2025, Allspring managed over $456.4 billion in assets.
Allspring is responsible for managing the assets of the Small Cap Special Values Fund, which is managed by James M. Tringas, CFA, Bryant VanCronkhite, CFA, CPA

Management
and Brian Martin, CFA. Mr. Tringas is a co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring Global Investments. He has been with Allspring or one of its predecessors since 1994. Mr. Tringas has been working in the investment management field since 1994. Mr. VanCronkhite is a co-team leader, and senior portfolio manager for the Special Global Equity team at Allspring Global Investments. He has been with Allspring or one of its predecessors since 2004. Mr. VanCronkhite has been working in the investment management field since 2003. Mr. Martin serves as portfolio manager for the Special Global Equity team at Allspring Global Investments. He has been with Allspring or one of its predecessors since 2004. Mr. Martin began his investment career in 2004. Messrs. Tringas, VanCronkhite and Martin have earned the right to use the CFA designation.
Small Cap Growth Fund
American Century Investment Management, Inc. (“American Century”)
4500 Main Street, Kansas City, MO 64111
American Century is wholly owned, directly by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease. As of June 30, 2025, the assets under management of American Century were $279.8 billion.
A portion of the assets of the Small Cap Growth Fund is managed by a team of American Century portfolio managers comprised of Jackie Wagner and Jeff Hoernemann.
Jackie Wagner is a vice president and senior portfolio manager for American Century. Ms. Wagner, who joined American Century in 2005 as a financial analyst on the firm’s financial research team, was promoted to investment analyst in 2009 and then promoted to portfolio manager in 2015. She holds a bachelor’s degree in business administration and an MBA from the University of Missouri-Kansas City.
Jeff Hoernemann is a vice president and portfolio manager for American Century. Mr. Hoernemann, who joined American Century in 2014 as a senior investment analyst, has worked in the investment industry since 2005. Previously, he was a senior investment analyst at Scout Investments. Prior to that, he was a senior research analyst at Feltl and Company in Minneapolis. He has also held roles at UBS Global Asset Management and
Dougherty and Company. He holds a bachelor’s degree from Hamline University and an MBA from the University of St. Thomas. He is a CFA® charter holder and a member of the CFA Institute.
Dividend Value Fund
Emerging Economies Fund
Growth Fund
International Equities Index Fund
International Socially Responsible Fund
Mid Cap Index Fund
Nasdaq‑100® Index Fund
Science & Technology Fund
Small Cap Index Fund
Stock Index Fund
U.S. Socially Responsible Fund
BlackRock Investment Management, LLC (“BlackRock”)
1 University Square Drive, Princeton, NJ 08540
BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. As of June 30, 2025, the assets under management of BlackRock, Inc. (including its subsidiaries) were $12.53 trillion. Equity Index and ETF assets: $6.40 trillion.
A portion of the assets of the Dividend Value Fund is managed by a team of BlackRock portfolio managers comprised of Tony DeSpirito and David Zhao. Mr. DeSpirito is a Managing Director and portfolio manager at BlackRock. Prior to joining BlackRock in 2014, he was Managing Principal, a portfolio manager and member of the Executive Committee of Pzena Investment Management for 5 years. Mr. Zhao is a Managing Director and portfolio manager at BlackRock. Prior to joining BlackRock in 2016, he was Global Equity Senior Research Analyst and Principal at Pzena Investment Management for 11 years.
The Emerging Economies Fund is managed by Jeff Shen and David Piazza.
Jeff Shen, PhD, Managing Director, Co‑CIO and Co‑Head of Systematic Active Equity. Dr. Shen is a member of the BlackRock Global Operating Committee, BlackRock Systematic Management Committee and the BlackRock Asian Middle Eastern & Allies Network Executive Committee. Dr. Shen’s service with BlackRock dates back to 2004, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, Dr. Shen was the Head of Investment for

Management
Asia Pacific and Emerging Market active equities. Prior to joining BGI, he began his career in 1997 with J.P. Morgan where he held numerous positions in global macro investment and asset allocation research in both New York and London. Dr. Shen earned a BA degree in Economics from Hobart College, a MA degree in Economics from University of Massachusetts at Amherst, and a PhD degree in Finance from New York University. Dr. Shen is an adjunct professor at NYU teaching an MBA class on international investment. He also serves on the advisory board of the Clausen Center at UC Berkeley.
David Piazza, Managing Director. Mr. Piazza is a member of the Systematic Active Equity (“SAE”) division within BlackRock’s Active Equities Group. He is responsible for SAE’s Emerging Market Equity Strategies. Mr. Piazza’s service with the firm dates back to 1997, including his years with BGI, which merged with BlackRock in 2009. Prior to assuming his current role, he led the Equity Investments team within the Global Market Strategies business of BlackRock’s Multi-Asset Investments Group. In earlier roles within the Multi-Asset organization, he led the creation of various new investment strategies, including sector and industry selection, and global tactical asset allocation models. Previously, Mr. Piazza was a portfolio manager for global tactical asset allocation overlay accounts for BGI’s Asset Allocation Strategies Group. Mr. Piazza earned a BA degree in political science from Emory University 1994.
A portion of the assets of the Growth Fund is managed by Philip H. Ruvinsky, CFA and Caroline Bottinelli.
Philip H. Ruvinsky, CFA, Managing Director and portfolio manager, is the head of BlackRock’s US Growth Team within the Fundamental Equities business of BlackRock’s Portfolio Management Group. Mr. Ruvisnky is the lead portfolio manager of the BlackRock Large Cap Growth, BlackRock Mid-Cap Growth Equity, and BlackRock SMID-Cap Growth Equity portfolios. Prior to joining BlackRock in 2013, Mr. Ruvinsky was a sector head and research analyst at Sureview Capital LLC from 2010 to 2013, where he was the sector head for the global internet, media and telecom sectors. He began his investment career with UBS Global Asset Management in 2002 where, most recently, he was a portfolio manager and investment analyst with primary research responsibility for internet, consumer and health care sectors. Mr. Ruvinsky started his career as an attorney for Skadden, Arps, Slate, Meagher & Flom. Mr. Ruvinsky received a BA degree in economics from the University of Texas, a JD degree from the University of Michigan Law School and an MBA degree from Columbia Business School.
Caroline Bottinelli, Director and portfolio manager, is a member of the US Growth team within the Fundamental Equities business of BlackRock’s Portfolio Management Group. Ms. Bottinelli is a co-portfolio manager of the BlackRock Large Cap Growth , BlackRock Mid-Cap Growth Equity and BlackRock SMID-Cap Growth Equity portfolios. Prior to joining BlackRock in 2016, Ms. Bottinelli completed her Masters of Business Administration degree at Harvard University. Ms. Bottinelli began her investment career as an Equity Research Associate at J.P. Morgan, focusing on the media and entertainment industry. Ms. Bottinelli holds a Bachelor of Science degree in Operations Research and Financial Engineering from Princeton University.
A portion of the assets of the Science & Technology Fund is managed by a team of BlackRock portfolio managers comprised of Tony Kim and Reid Menge.
Tony Kim is a Managing Director and portfolio manager at BlackRock and is a member of BlackRock’s Fundamental Equities Division. He is the head of BlackRock’s Global Technology team. Prior to joining BlackRock in 2013, Mr. Kim spent over 6 years as the Senior Research Analyst at Artisan Partners (2006-2013) covering the global technology sector on their International & Global Growth Team. Mr. Kim also worked 6 years as a Research Analyst at Credit Suisse Asset Management (2001-2006) where he covered the technology sector for the U.S. large cap funds and was a portfolio manager for the Global Internet & Software sector fund. Mr. Kim has an MBA from Columbia University (1994) and a BS in Engineering from the University of Illinois (1989).
Reid Menge, Managing Director, is a member of the Fundamental Equity division of BlackRock’s Portfolio Management Group. He is co-portfolio manager for the Technology equity portfolios and responsible for coverage of the technology sector. Prior to joining BlackRock in 2014, Mr. Menge was an Associate Director of Equity Research at UBS covering global technology. From 2006 to 2009, he was an investment research Analyst at Citigroup responsible for global software. From 2003 to 2006, Mr. Menge was a member of the Prudential Equity Group where he was responsible for enterprise software coverage. Mr. Menge began his investment career in 2001 at Credit Suisse First Boston as an Analyst for fixed income sales. Mr. Menge earned a BA degree in history from Cornell University in 2001.
The Mid Cap Index Fund, Nasdaq‑100® Index Fund, International Equities Index Fund, International Socially Responsible Fund, Small Cap Index Fund, Stock Index

Management
Fund and U.S. Socially Responsible Fund are managed by Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron, CFA, and Steven White.
Jennifer Hsui, CFA, Managing Director, is Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”). She leads the team responsible for delivering investment quality across roughly $5 trillion of BlackRock’s equity index funds and ETFs. Jennifer is a member of the BlackRock Global Operating Committee. BlackRock Global Markets and Index Investments provides clients with superior market access and index investment outcomes. Our shared mission across these functions is to deliver investment, trading, financing and risk management excellence for clients every minute of every day, and to champion investor progress by relentlessly pursuing better ways for clients to access expanding investment opportunities. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co‑Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets. Ms. Hsui earned a BS degree in economics and biology from the University of California, Berkeley.
Peter Sietsema, CFA, Director and Senior Portfolio Manager within Blackrock’s Index Equity Team. Mr. Sietsema is the Head of North America Portfolio Management and leverages market expertise, a deep understanding of benchmark methodologies, and technology to consistently deliver precise investment performance. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the US Index Portfolio Management group in San Francisco. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street. Mr. Sietsema earned a BS degree in business administration from California State University, Sacramento, in 2001. He is a CFA charter holder and holds the FINRA Series 7 and 63 licenses.
Matt Waldron, CFA, Managing Director, is US Head of International Portfolio Management within BlackRock Global Markets & Index Investments (“BGM”). He is responsible for the overall management of ETFs, CTFs, and Institutional SMAs that are predominantly invested in developed and emerging markets. Mr. Waldron’s service with the firm dates back to 2003. Prior to his current role, Mr. Waldron was a portfolio manager in Blackrock’s Multi Asset Client Solutions Group(BMACS), where he was responsible for the management of asset allocation portfolios for Institutional and HNW clients. Prior to joining BlackRock in 2003, Mr. Waldron was a research analyst at Monarch Capital Holdings LLC., an event-driven, long-short hedge fund. Mr. Waldron earned a BA degree in finance from the University of Delaware.
Steven White, Director, is Co‑CIO for Index Equity Investments within BlackRock Global Markets & Index Investments (“BGM”) Steven co‑leads the CIO function, which is responsible for leading efforts to drive scale, quality and risk-managed investment outcomes for clients. Within the function he has direct responsibilities for investment risk and performance oversight across the global book as well as Index Equities Index Advocacy function which looks to enhance benchmark methodologies managed to by the team. Steven also oversees the Active Risk Index ETF PM team in the Americas and is a member of the Index Equity Leadership Team. Prior to his current role, Steven held multiple roles within BlackRock including sales, research, and portfolio management. Prior to BlackRock Steven worked at Bank of America Merrill Lynch for four years. He has a bachelor’s degree in Economics and MBA from San Diego State University.
Mid Cap Value Fund
Boston Partners Global Investors, Inc. d/b/a Boston Partners (“Boston Partners”)
One Beacon Street - 30th Floor, Boston, MA 02108
Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation of Japan. Boston Partners is a value equity asset manager with $116.48 billion in assets under management as of June 30, 2025.
A portion of the Mid Cap Value Fund is managed by Steven L. Pollack, CFA, and Timothy Collard.
Mr. Pollack is a portfolio manager for the Boston Partners Mid Cap Value Equity product. He has been with Boston Partners since May of 2000. Mr. Pollack began his career in the investment industry in 1984.
Mr. Collard is a Portfolio Manager for the Boston Partners Mid Cap Value Equity product. Mr. Collard joined Boston

Management
Partners as an analyst in 2018. He began his career in the investment industry in 2005.
Dividend Value Fund
ClearBridge Investments, LLC (“ClearBridge”)
One Madison Avenue, New York, NY 10010
ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 60 years and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams.
As of June 30, 2025, ClearBridge’s assets under management were approximately $195.5 billion, including $42.5 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors. For purposes of this statement, ClearBridge consists of ClearBridge Investments, LLC and its affiliated managers whose businesses have been operationally integrated with ClearBridge’s, including ClearBridge Investments Limited and its subsidiaries in Australia and a part of Franklin Templeton Investments Corp. doing business as ClearBridge Investments in Canada. In addition, the assets under management reflected above include the assets under management of Franklin Real Asset Advisors whose business has been aligned with ClearBridge.
A portion of the assets of the Dividend Value Fund is managed by a team consisting of John Baldi and Michael Clarfeld, CFA.
Mr. Baldi is a Managing Director and Portfolio Manager of ClearBridge and has 27 years of industry experience. He joined the Firm in 2004. Prior to joining ClearBridge, he was a Senior Analyst covering specialty finance at JPMorgan Chase.
Mr. Clarfeld is a Managing Director and Portfolio Manager of ClearBridge and has 25 years of industry experience. He joined the Firm in 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.
Capital Appreciation Fund
International Value Fund
Columbia Management Investment Advisers, LLC (“Columbia”)
290 Congress Street, Boston, Massachusetts 02210
Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. Columbia managed $450.84 billion in assets as of June 30, 2025.
The Capital Appreciation Fund is managed by Oleg Nusinzon, CFA, Raghavendran Sivaraman, Ph.D., CFA, and Jason Hans, CFA.
Mr. Nusinzon joined Columbia in October 2020. Prior to joining Columbia, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.
Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007. Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.
Mr. Hans joined Columbia in December 2021. He previously served as a Director and Portfolio Manager at BMO Asset Management Corp., which he joined in 2008. Mr. Hans began his investment career in 1998 and earned a B.S. from Miami University and an M.B.A. from the University of Notre Dame.
The International Value Fund is managed by Fred Copper, CFA, Daisuke Nomoto, CMA (SAAJ), and Paul J. DiGiacomo, CFA.
Mr. Copper joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Copper began his investment career in 1990 and

Management
earned a B.S. from Boston College and an M.B.A. from the University of Chicago.
Mr. Nomoto joined one of the Columbia Management legacy firms or acquired business lines in 2005. Mr. Nomoto began his investment career in 1993 and earned a B.A. from Shiga University, Japan.
Mr. DiGiacomo joined Columbia in 2006. Mr. DiGiacomo began his investment career in 2001 and earned a B.S. in civil engineering from Brown University and an M.B.A. from the Tuck School of Business at Dartmouth College.
Global Real Estate Fund
Duff & Phelps Investment Management Co. (“Duff & Phelps”)
10 South Wacker Drive, 19th Floor, Chicago, IL 60606
Duff & Phelps, an affiliate of Virtus Investment Partners, Inc. (“VIP”), acts as a subadviser to mutual funds and as an adviser or subadviser to closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. Duff & Phelps manages approximately $12.68 billion as of June 30, 2025.
Duff & Phelps manages a portion of the Global Real Estate Fund using a team of portfolio managers. The team consists of Geoffrey Dybas, CFA and Frank Haggerty, Jr., CFA. Mr. Dybas, Executive Managing Director and Senior Portfolio Manager, heads the Duff & Phelps Global Real Estate Securities Team and serves as a senior portfolio manager for all strategies managed by the team. Mr. Dybas joined Duff & Phelps in 1995. Mr. Haggerty, Senior Managing Director and Senior Portfolio Manager, is responsible for portfolio management for all dedicated REIT strategies managed by the Duff & Phelps Global Real Estate Securities Team. Mr. Haggerty joined Duff & Phelps in 2005.
Global Strategy Fund
Franklin Advisers, Inc. (“Franklin Advisers”)
One Franklin Parkway, San Mateo, California 94403-1906
Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton Investments”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2025, Franklin Templeton Investments managed approximately $1.61 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.
The team responsible for managing the equity portion of the Fund is Brett Risser, Chris Floyd, CFA, Sundaram Chettiappan, CFA, Thomas A. Nelson, CFA, CAIA, and Berkeley Belknap.
Mr. Risser is vice president and portfolio manager with Franklin Templeton Investment Solutions (FTIS) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation (GAA) group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a bachelor of science degree in computer information systems from Suffolk University.
Mr. Floyd, CFA is a senior vice president and portfolio manager for Franklin Templeton Investment Solutions (FTIS). He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee (ISRC). Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Batterymarch Financial Management, which merged with QS Investors in 2014. Before Batterymarch, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a bachelor of arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.
Mr. Chettiappan is a portfolio manager for Franklin Templeton Investment Solutions. He supports portfolio management, and design and development of Systematic Equity strategies. Mr. Chettiappan is a co-portfolio

Management
manager on Franklin Core Equity Funds, which employ a systematic equity approach in the US, EAFE, EM and Canada Equities space. He is also a co-portfolio manager for systematic equity portfolios for large institutional clients and the style premia products (ETF and UCITS). Prior to joining Franklin Templeton Investments in 2018, Mr. Chettiappan worked at Balyasny Asset Management where he was a senior quantitative researcher building deep fundamental sector-based long/short models within the systematic strategies group. Prior to that he spent 12 years at McKinley Capital Management working on multi-factor alpha modeling and portfolio construction for systematic strategies covering Global and Non-US equities including managing an Emerging Markets equity portfolio systematically for seven years using quantitative equity factors. He entered the financial services industry in 2006. Mr. Chettiappan holds a Bachelor of Engineering Computer Sciences and engineering degree from College of Engineering Guindy, Anna University and a master’s degree in quantitative and computational finance from Georgia Institute of Technology. He also holds the Chartered Financial Analyst (CFA) designation.
Mr. Nelson, CFA, CAIA - Co-Head of Investment Research is a senior vice president for Franklin Templeton Investment Solutions. He is a member of the Investment Strategy & Research Committee. Mr. Nelson is a portfolio manager of a number of funds offered for sale in various jurisdictions. He is lead portfolio manager of the Franklin NextStep Fund series, the Franklin VolSmart Allocation VIP Fund and numerous model portfolio programs. He is portfolio manager of Franklin LifeSmart Retirement Target Funds, the Franklin Fund Allocator Series available in the United States and several custom institutional portfolio mandates. Mr. Nelson joined Franklin Templeton in 2007 and co-founded the firm’s quantitative research services group upon joining the company. He moved to Franklin Templeton Investment Solutions in 2009. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams. Mr. Nelson holds a B.S. in accounting from the University of Delaware. He is a Chartered Financial Analyst (CFA) charterholder and a Chartered Alternative Investment Analyst (CAIA) charterholder. He is a member of the CFA Institute, the New York Society of Security Analysts and the Chartered Alternative Investment Analyst Association.
Ms. Belknap - SVP/Head of US Portfolio Management is a portfolio manager for asset allocation strategies for Franklin Templeton Investment Solutions. In this role, Ms. Belknap has portfolio management responsibilities for the US-based Allocator Funds, the Corefolio Fund,
Franklin LifeSmart Target Date Funds, Total Advantage Target Date Funds, 529 multi-asset plans, and multi-asset pension portfolios and other US institutional mandates. Previously, she served as a senior client portfolio manager for Franklin Templeton Investment Solutions and was responsible for designing, managing, and maintaining multi-asset investment solutions for institutional clients in North, Central, and South America. Prior to joining Franklin Templeton, Ms. Belknap spent 11 years at Windward Investment Management, which became Windhaven Investment Management when it was acquired by Charles Schwab. The firm designed global asset allocation ETF portfolios by using both tactical and strategic allocations with a combination of quantitative and qualitative tools. She was a member of the investment committee and a portfolio strategist. She also began the San Francisco office for the Boston-based firm and helped grow the firm’s client base in the western U.S. Once the firm was acquired, Ms. Belknap led the integration of the firm with Schwab on the west coast. Previously, Ms. Belknap worked at both Fairview Capital as a partner and portfolio manager and at Trainer, Wortham as a portfolio manager and research analyst, managing equity portfolios for separate accounts. She began her career in investment banking at MSIM Inc. in the global debt group within debt capital markets and with the options trading team within foreign exchange. Ms. Belknap holds a Bachelor of Arts in history from Yale University. She also holds the CFA Institute Certificate in ESG Investing.
Brandywine Global Investment Management, LLC (“Brandywine Global”)
1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103.
Brandywine Global serves as sub-subadviser to the Fund. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit-sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of June 30, 2025, Brandywine Global’ s total assets under management were approximately $65.1 billion. For the AUA disclosure total assets under management as of June 30, 2025, were approximately $65.1 billion. Fundamental Equity Non-Discretionary assets of $3.5 billion and Diversified Non-Discretionary assets of $0.5 billion are included in assets under management numbers. Nondiscretionary assets are reported on a one-month lag.
Brandywine Global is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. and is an affiliate of Franklin

Management
Advisers, the Fund’s subadviser (see above under “Franklin Advisers” for more information on Franklin Resources, Inc.).
Primary responsibility for day-to-day management of the Fund’s fixed income securities lies with the following portfolio managers: Michael Arno, CFA, Tracy Chen, CFA, CAIA, Brian L. Kloss, JD, CPA, Renato Latini, CFA, John (Jack) P. McIntyre, CFA and Anujeet Sareen, CFA.
Mr. Arno is a portfolio manager and senior research analyst on the Global Fixed Income team. He is responsible for providing research analysis and portfolio management on the firm’s emerging market fixed income related strategies. Prior to this he had been a research analyst on the team since 2011 with a focus on global credit and emerging markets. Mr. Arno joined Brandywine Global as a product specialist within client service in 2006. Prior to joining Brandywine Global in 2006, Mr. Arno was an associate for the Vanguard Group (2004-2006). A CFA® charterholder, he earned a B.S. in Finance from Temple University.
Ms. Chen joined Brandywine Global in 2008. As portfolio manager, she leads Brandywine Global’s structured credit investing, including investments in U.S. and European RMBS, CMBS, and ABS as well as CLO and other structured products. Prior to joining Brandywine Global, she was with UBS Investment Bank as a Director of Structured Products (2006-2008); GMAC Mortgage Group (2002-2006), focusing on mortgage whole loan pricing and trading; and Deloitte Consulting (2001-2002). Ms. Chen earned her M.B.A with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China.
Mr. Kloss joined Brandywine Global in 2009. As portfolio manager, he leads Brandywine Global’s credit research capabilities bringing over 20 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002- 2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Mr. Kloss earned his J.D. from Villanova School of Law and graduated summa cum laude with a B.S. in Accounting from University of Scranton. He is a member of the New Jersey and Pennsylvania Bar Associations.
Mr. Latini is a portfolio manager and senior research analyst on the Global Fixed Income team. He is responsible for providing global macro analysis, credit research and portfolio management decisions. Mr. Latini joined Brandywine Global in 2006 as a trader for the Firm’s Global Fixed Income and related strategies. Prior to joining Brandywine Global in 2006, Mr. Latini was an investment analyst at Watson Wyatt Investment Consulting (2004-2006). He is a CFA® charterholder and earned a B.A. in Physics and Economics from the University of Pennsylvania.
Mr. McIntyre is a Portfolio Manager and has been employed at Brandywine Global since 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995- 1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Mr. McIntyre earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.
Mr. Sareen is a Portfolio Manager and has been employed at Brandywine Global since 2016. Previously, he was a managing director of global fixed income and a global macro strategist, as well as a chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22- year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen earned a B.A. in Computer Science from Brown University.
International Value Fund
Systematic Core Fund
Systematic Growth Fund
Goldman Sachs Asset Management, L.P. (“GSAM”)
200 West Street New York, NY 10282
GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of June 30, 2025, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.96 trillion. Assets under supervision include assets under management and other client assets for which Goldman does not have full discretion.

Management
The team responsible for managing the International Value Fund is Alexis Deladerrière, CFA and Abhishek Periwal, CFA.
Mr. Deladerrière is a partner in Fundamental Equity within Goldman Sachs Asset Management. He serves as the co-deputy CIO of Fundamental Equity Alexis also oversees portfolio management and investment research for the team’s global and international equity strategies. He is a portfolio manager for a number of flagship strategies, including Global Equity Partners, International Equity ESG and International Equity Income. Alexis joined the Fundamental Equity team as a research analyst in London in 2002 and relocated to New York in 2017. He was named managing director in 2015 and partner in 2022. Over his 23-year investment career, Alexis has had research responsibility for a number of sectors across multiple geographies, including financials, consumer and technology. He now focuses on innovative clean tech companies that enable the climate transition. Alexis earned a master’s degree in Finance, Economics and General Management from École Supérieure de Commerce de Paris (ESCP) in 2003 and was awarded the Chartered Financial Analyst (CFA) designation in 2006.
Mr. Periwal is a portfolio manager for international equity strategies within the Fundamental Equity team, including the International Equity Income strategy. Mr. Periwal joined GSAM in 2007 as an investment analyst.
The team responsible for managing the Systematic Core Fund and Systematic Growth Fund are Andrew Alford and Karhan E. Akcoglu.
Mr. Alford is a managing director in Quantitative Investment Strategies (QIS) within Goldman Sachs Asset Management, serving as co-head of equity research. He joined Goldman Sachs in 1998 on the QIS equity alpha research team and became head of equity alpha research in 2000. Mr. Alford became a senior portfolio manager in 2005, and joined the Quantitative Equity Solutions team in 2011 as head of research. He became head of environmental, social, and governance (ESG) research in 2019, and assumed his current role in 2022. Mr. Alford was named managing director in 2004.
Prior to joining the firm, Mr. Alford was an accounting professor at the Wharton School of the University of Pennsylvania and the Massachusetts Institute of Technology Sloan School of Management. He has also served as an academic fellow in the Office of Economic Analysis at the Securities and Exchange Commission in Washington, DC.
Mr. Alford is a member of the Research Committee for the Institute for Quantitative Research in Finance (Q Group).
Mr. Alford earned a BS in Information and Computer Science from the University of California at Irvine in 1984 and an MBA and PhD from the Graduate School of Business at The University of Chicago in 1986 and 1990, respectively.
Mr. Akcoglu is head of portfolio management for the ActiveBeta Equity Strategies business within Goldman Sachs Asset Management’s Rules-Based Factor Investing Strategies platform. He is responsible for portfolio management, including portfolio construction and risk management of global developed and emerging market equity portfolios and custom indexes. Mr. Akcoglu has held various roles within the Global Markets Division and, more recently, within Goldman Sachs Asset Management, focused on developing mathematical and analytical tools across a variety of factor-based strategies.
Immediately before joining the ActiveBeta team in 2021, Mr. Akcoglu served as Head of Strats for the ActiveBeta, Alternative Investment Strategies, and Macro Alpha businesses within Goldman Sachs Asset Management’s Quantitative Investment Strategies platform. In this role, he oversaw the development of quantitative analytical tools driving portfolio construction and risk management of long-only and long-short factor-based portfolios investing in global equities, commodities, currencies, and fixed-income instruments.
Before joining Goldman Sachs Asset Management in 2018, Mr. Akcoglu was head of Trading Strats for the macro Systematic Trading Strategies (STS) business within the Global Markets Division of Goldman Sachs. He held this position since 2011, initially based out of London and subsequently New York, and oversaw the development and risk management of rules-based index products for factor exposures across currencies, commodities, and fixed income. Before this, Mr. Akcoglu led the development of the analytics underpinning the Goldman Sachs Commodity Index (GSCI) and developed customized, enhanced commodity index products for exposure to commodity market factor dynamics in long-only and beta-neutral long-short formats. In this capacity, Mr. Akcoglu has previously served on the S&P GSCI Index Advisory Panel. Mr. Akcoglu originally joined Goldman Sachs in 2002 upon earning a Ph.D. in Computer Science from Yale University and an Hon.B.Sc. in Computer Science and Mathematics from the University of Toronto.
International Opportunities Fund
Invesco Advisers, Inc. (“Invesco”)
1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309

Management
Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of June 30, 2025, Invesco Ltd. managed approximately $2,001.4 billion in assets.
The following individuals are responsible for the day-to-day management of the Fund: David Nadel and Andrey Belov, Ph.D.
Mr. Nadel, Senior Portfolio Manager (lead), has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, he was a principal associated with The Royce Funds, where he founded and managed the firm’s international investing practice. During his13-year tenure there, Mr. Nadel lead-managed an international small/mid-cap growth fund, and sole-managed a global small/mid-cap growth fund. Before joining Royce, he was an Institutional Investor-ranked analyst, and then managed international small/mid-cap strategies for Pequot Capital and Neuberger Berman. Mr. Nadel started his career in 1992 with Lazard Freres’ mergers and acquisitions team, and worked in Hong Kong for Value Partners, a prominent hedge fund. Mr. Nadel earned an MBA from the Harvard Business School, an AM from Harvard University, and a BA degree, magna cum laude, from Williams College, where he was elected to the Phi Beta Kappa honor society.
Andrey Belov, Portfolio Manager for the Global Equities team at Invesco. In this role, he is focused on international small- and mid-company strategies. Mr. Belov joined Invesco in 2020. Prior to joining the firm, Mr. Belov was a research analyst at Lord Abbett for an international small-mid cap strategy. Before that, he spent nearly 10 years at Cramer Rosenthal McGlynn as a co-portfolio manager and senior research analyst on an international equity strategy. Prior to that, Mr. Belov was a senior research analyst responsible for global technology and industrial supply chain sectors at Bernstein Global Value Equities. He started his career in management consulting at McKinsey & Company. Mr. Belov earned a M.S. with honors in Applied Mathematics and Physics from the Moscow Institute of Physics and Technology and a Ph.D. in Mechanical and Aerospace Engineering from Princeton University.
Mid Cap Strategic Growth Fund
Janus Henderson Investors US LLC (“Janus”)
151 Detroit Street, Denver, CO 80206
Janus is an indirect subsidiary of Janus Henderson Group plc., a publicly traded company with principal operations in financial asset management businesses that had approximately $457.3 billion in assets under management as of June 30, 2025. Janus (together with its predecessors) has served as an investment adviser since 1970.
Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Fund. Mr. Demain, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus accounts. He joined Janus in 1999 as a securities analyst. Mr. Demain holds the Chartered Financial Analyst designation. Mr. Demain received his Bachelor of Arts degree in economics from Princeton University, graduating summa cum laude and Phi Beta Kappa.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus in 2001 as a research analyst. Mr. Wheaton holds the Chartered Financial Analyst designation. Mr. Wheaton received his Bachelor of Arts degree in economics and government from Dartmouth College.
Aggressive Allocation Lifestyle Fund
Asset Allocation Fund
Conservative Allocation Lifestyle Fund
Core Bond Fund
Government Securities Fund
Large Cap Core Fund
Moderate Allocation Lifestyle Fund
Small Cap Value Fund
J.P. Morgan Investment Management Inc. (“JPMIM”)
270 Park Avenue, New York, NY 10017

Management
JPMIM is an indirect wholly owned subsidiary of JPMorgan Chase & Co. As of June 30, 2025, JPMIM and its affiliates managed over $3.734 trillion in assets.
The team responsible for managing the Asset Allocation Fund is Jeffrey Geller (until the first quarter of 2026), CFA, MBA, Gary Herbert, CFA, MBA, and Morgan Moriarty, CFA.
Jeffrey Geller, CFA, MBA, CIO, managing director, is a Chief Investment Officer of Multi-Asset Solutions, where he is responsible for investment oversight of all mandates managed in New York. This includes providing oversight with respect to manager and strategy suitability and fit and ensuring that the team’s asset allocation views are reflected appropriately across a diverse set of mandates. Mr. Geller is also a portfolio manager for less constrained multi-asset class portfolios as well as portfolios with alternative exposure. Before joining the firm in 2006, Mr. Geller was director of Hedge Fund Investments at Russell Investment Group and served as chairman of the Firm’s hedge fund investment committee. Prior to that, he was a senior partner at Credit Suisse Asset Management’s BEA Associates unit where he was responsible for managing equity, currency overlay, and relative value arbitrage strategies. Mr. Geller earned a Bachelor of Arts in Government from Clark University and an M.B.A. in Finance from the University of Chicago Graduate School Of Business. He is a CFA charterholder and is Series 24, 7, and 63 licensed. Mr. Geller has decided to retire in the fourth quarter of 2026. Mr. Geller will maintain his portfolio management duties until the first quarter of 2026 and remain with the firm for a transition period ending in December 2026.
Gary Herbert, CFA, MBA, Co-CIO, managing director, is the U.S. Head of Global Asset Tactical Asset Allocation (“GTAA”) and Diversified Portfolios for J.P. Morgan Asset Management’s Multi-Asset Solutions business. In this role, Mr. Herbert oversees the investment process for GTAA. He joined J.P. Morgan in 2020 from Brandywine Global LLC, where he was responsible for $7 billion in assets under management as Global Head of Credit and Multisector strategies. At Brandywine, he helped build and implement proprietary research processes to improve macroeconomic, fundamental, and quantitative research and decision-making and led global marketing efforts for credit strategies. His more than 25 years of research and portfolio management experience also includes positions at Guggenheim Partners, Dreman Value Management, LLC, and MSIM Inc. Mr. Herbert has an M.B.A. in Finance with Honors from Columbia University and a bachelor’s degree in Business Administration and International Business from Villanova University. Mr. Herbert is a CFA Charterholder.
Morgan Moriarty, CFA, executive director, is a portfolio manager in Multi-Asset Solutions based in New York. An employee since 2011, Ms. Moriarty has focused on portfolio construction, manager selection, and driving GTAA decisions across a range of multi-asset class investment solutions as well as driving the development of end-to-end portfolio management functionality in Spectrum. Ms. Moriarty is the key portfolio manager on mandates such as New York’s 529 Advisor-Guided College Savings Age-Based and Asset Allocation portfolios, and the JPMorgan Diversified Fund. Ms. Moriarty holds a B.S. in Business Administration with majors in finance and entrepreneurship and a minor in psychology from the University of Dayton. Ms. Moriarty is a CFA charterholder.
The Core Bond Fund is managed by Richard Figuly, Justin Rucker, Andy Melchiorre, and Ed Fitzpatrick.
Mr. Figuly, managing director, has been an employee of JPMorgan or its predecessor firms since 1993. Mr. Figuly is a member of JPMorgan’s Global Fixed Income, Currency & Commodities (“GFICC”) group and Head of Core Bond Investment Team with responsibility for managing certain JPMorgan funds and institutional taxable bond portfolios.
Mr. Rucker, managing director, has been an employee of JPMorgan since 2006, is a member of the GFICC group and a portfolio manager responsible for managing Long Duration and Core Bond portfolios.
Mr. Melchiorre, managing director, has been an employee of JPMIM since 2012. Mr. Melchiorre is a member of the GFICC group and a portfolio manager responsible for managing Core Bond and MBS portfolios.
Mr. Fitzpatrick III, managing director, has been an employee of JPMIM since 2013. Mr. Fitzpatrick III is a member of the GFICC group and is the Head of the U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios.
The Government Securities Fund is managed by a team led by Michael Sais, CFA, MBA, Robert Manning, CFA, MBA, and Edward Fitzpatrick III.
Michael Sais, CFA, MBA, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, he is a senior portfolio manager and is responsible for managing investments consistent with the unique requirements of insurance industry clients. Additionally, Mr. Sais manages several mutual funds. An employee since 1994, Mr. Sais

Management
was previously a senior fixed-income research analyst responsible for the valuation and analysis of the mortgage-backed securities market. He holds a B.S. and an M.B.A., both in finance, from Indiana University and is a CFA charterholder.
Robert Manning, CFA, MBA, Managing Director, is a member of the Global Fixed Income, Currency & Commodities (GFICC) group. Based in Columbus, Mr. Manning is a portfolio manager and is responsible for managing investments consistent with the unique requirements of insurance industry clients. Previously, Mr. Manning was a member of the Fixed Income Portfolio Management Group that supports Mid-Institutional Portfolios. Mr. Manning holds a B.S. in business management from Wittenberg University, an M.B.A. from The Ohio State University, and a CFA charterholder.
Edward Fitzpatrick III, CFA, MBA, Managing Director, is a member of the GFICC group. Based in New York, Mr. Fitzpatrick III is the Head of U.S. Rates Team, responsible for managing government bond portfolios for institutional clients as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. Prior to joining the firm in 2013, Mr. Fitzpatrick III was the head of U.S. Short-Intermediate Fixed income and government specialist at Schroders Investment Management NA. Previously, Mr. Fitzpatrick III spent six years as a repo and FX trade at subsidiary of The Bank of New York. Ed holds B.S. degrees in finance and information technology from Boston College, an M.B.A. in finance from New York University and is a CFA charterholder.
Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning and Fitzpatrick will continue to be responsible for the management of the Fund.
The team responsible for managing a portion of the Large Cap Core Fund is Scott Davis and Shilpee Raina.
Scott B. Davis, MBA, Managing Director, is a portfolio manager in the U.S. Equity Group. An employee of JPMorgan since 2006, Mr. Davis was previously a media and internet analyst in the U.S. Equity Research Group. He holds a Bachelor of Science from Drexel University and a Master of Business Administration from Columbia Business School.
Shilpee Raina, CFA, Executive Director, is a portfolio manager on the Large Cap Core Equity Strategy within the US Equity Group. An employee of JPMorgan since 2005, Mr. Raina was previously a research analyst on the JPMorgan Equity Income and U.S. Value Funds, concentrating on the consumer sectors. Mr. Raina holds a Bachelor of Science in commerce with concentrations in finance and accounting from The University of Virginia’s McIntire School of Commerce and is a CFA charterholder.
The Lifestyle Funds are managed by a team led by Gary Herbert, CFA, MBA, Morgan Moriarty, CFA, and Navdeep Saini.
Gary Herbert, CFA, MBA, Co-CIO U.S., managing director, is the U.S. Head of Global Asset Tactical Asset Allocation (GTAA) and Diversified Portfolios for J.P. Morgan Asset Management’s Multi-Asset Solutions business. In this role, Mr. Herbert oversees the investment process for GTAA. Mr. Herbert joined J.P. Morgan in 2020 from Brandywine Global LLC, where he was responsible for $7 billion in AUM as Head of Global Credit. At Brandywine, he helped build and implement proprietary research processes to improve macroeconomic, fundamental, and quantitative research and decision-making and led global marketing efforts for credit strategies. His more than 25 years of research and portfolio management experience also includes positions at Guggenheim Partners, Dreman Value Management, LLC, and MSIM Inc. Mr. Herbert has an M.B.A. in Finance with Honors from Columbia University and a bachelor’s degree in Business Administration and International Business from Villanova University. Mr. Herbert is a CFA Charterholder.
Morgan Moriarty, CFA, executive director, is a portfolio manager in J.P. Morgan Asset Management’s Multi-Asset Solutions business based in New York. An employee of J.P. Morgan since 2011, Ms. Moriarty focuses on portfolio construction, manager selection, and driving global tactical asset allocation (GTAA) decisions across a range of multi-asset class investment solutions as well as driving the development of end-to-end portfolio management functionality in Spectrum. She is the key portfolio manager on mandates such as New York’s 529 Advisor-Guided College Savings Age-Based and Asset Allocation portfolios, and the JPMorgan Diversified Fund. Ms. Moriarty holds a B.S. in Business Administration with majors in finance and entrepreneurship and a minor in psychology from the University of Dayton. Ms. Moriarty is a CFA Charterholder.
Navdeep Saini, vice president, is a portfolio manager in J.P. Morgan Asset Management’s Multi-Asset Solutions business focused on global tactical asset allocation (GTAA) strategies, based in New York. An employee of J.P. Morgan since 2012, Mr. Saini focuses on day-to-day portfolio management/oversight, portfolio construction, manager selection, and driving tactical asset allocation decisions. Mr. Saini works closely on New York’s 529 Advisor-Guided College Savings Age-Based portfolios

Management
and has also co-authored J.P. Morgan Asset Management’s NY 529-related whitepapers and thought leadership. Mr. Saini holds a B.A. in accountancy and a minor in Business Law from Baruch College.
The Small Cap Value Fund is managed by Phillip D. Hart, CFA, Wonseok Choi, Akash Gupta, CFA, FRM, and Robert A. Ippolito, CFA.
Phillip D. Hart, CFA, a Managing Director of JPMIM and CFA charterholder, is the lead portfolio manager for the Fund and is primarily responsible for portfolio construction. Mr. Hart has worked as a portfolio manager for the U.S. Structured Equity Team at JPMIM since 2009 and has been employed by the firm since 2003. Prior to becoming a portfolio manager, he was a qualitative research analyst within this group.
Wonseok Choi, Managing Director and director of U.S. Equity Quantitative Research is responsible for Strategic Quantitative Research. This entails all aspects of process enhancements including, but not limited to: factors to be included in the investment process as well as refinements to existing factors and portfolio construction as well as our big data efforts.
Akash Gupta, CFA, FRM, an Executive Director, is a research analyst and portfolio manager on the U.S. Structured Equity team. An employee since 2004, Mr. Gupta previously spent over three years in the sell-side Equity Research Group, focusing on the electronics manufacturing supply chain sector. He is also a CFA charterholder and a certified Financial Risk Manager (FRM).
Robert A. Ippolito, CFA, an Executive Director and CFA charterholder, has served as a portfolio manager of the Fund since May 2021. An employee since 2009, Mr. Ippolito has worked as a portfolio manager in the U.S. Structured Equity Small and Mid-Cap Group since 2021. Prior to becoming a portfolio manager, Mr. Ippolito was a fundamental research analyst within the group.
Global Real Estate Fund
Massachusetts Financial Services Company (“MFS”)
111 Huntington Avenue, Boston, Massachusetts 02199
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial
Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Net assets under management of the MFS organization were approximately $634 billion as of June 30, 2025.
The Global Real Estate Fund is managed by Rick Gable and Mark Syn. Messrs. Gable and Syn are the co-portfolio managers for the MFS Global Real Estate strategy. Mr. Gable joined MFS in 2011. Mr. Syn joined MFS in 2018. Messrs. Gable and Syn share responsibility for the daily oversight and performance of the portfolios managed according to this strategy. They participate in strategy sessions with quantitative and fundamental analysts and are responsible for the final buy and sell decisions, portfolio construction, risk management, and cash management.
International Growth Fund
Morgan Stanley Investment Management Inc. (“MSIM Inc.”)
1585 Broadway, New York, NY 10036
MSIM Inc. is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM Inc. is located at 1585 Broadway, New York, NY 10036. As of June 30, 2025, MSIM Inc. and its affiliated asset management companies had approximately $1.713 trillion in assets under management.
Morgan Stanley Investment Management Company (“MSIM Co.”) serves as the sub-subadviser to the Fund. MSIM Co. is located at 23 Church Street, #16-01 Capital Square, Singapore, Singapore 049481. The firm is a wholly-owned subsidiary of Morgan Stanley, a publicly owned financial services company.
The International Growth Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and Anil Agarwal and Lindsay Connor are the co-portfolio managers and are jointly and primarily responsible for the Fund’s day-to-day management. Mr. Heugh has been associated with the Adviser and its affiliates in an investment management capacity since 2001. Mr. Agarwal has been associated with the Sub-Adviser in an investment management

Management
capacity since 2020 and in an investment research capacity since 2001. Ms. Connor has been associated with the Adviser since 2023.
Core Bond Fund
International Government Bond Fund
PineBridge Investments LLC (“PineBridge”)
Park Avenue Tower, 65 East 55th Street, New York, New York 10022
PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia-based private investment group. Pacific Century Group is majority-owned by Mr. Richard Li Tzar Kai.
PineBridge is an independent asset manager with over 60 years of experience in emerging and developed markets, having built an extensive platform of asset allocation, fixed income, equity, private equity, and hedge fund-of-fund investment capabilities to meet diverse client needs. As of June 30, 2025, PineBridge managed approximately $199.9 billion.
Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.
Investment decisions for the Core Bond Fund are made by a team including John Yovanovic, CFA, Robert Vanden Assem, CFA, and Dana Burns. Mr. Yovanovic, Managing Director and Co – Head of Leveraged Finance joined PineBridge in 2001. He became a Portfolio Manager of high-yield bonds in 2005. Mr. Vanden Assem, Managing Director and Head of Developed Markets and Investment Grade Fixed Income joined PineBridge in 2001 and is responsible for the portfolio management of high-grade total rate of return portfolios and long/short portfolios. Mr. Burns, Managing Director of Investment Grade Fixed Income, joined the firm in 2007. He is a senior portfolio manager within the Investment Grade Credit team and is responsible for the management of high-grade institutional and retail fixed-income portfolios. The team meets regularly to review portfolio holdings and discuss purchase and sale activity.
Investment decisions for the International Government Bond Fund are made by a team including Anders Faergemann and Dmitri Savin. Mr. Faergemann joined PineBridge in 2004 and is an Investment Manager with the Emerging Market Fixed Income Team. He focuses on portfolio management of local currency debt as well as sovereign debt. Prior to this role, Mr. Faergemann was an emerging market currency strategist. Mr. Savin joined the firm in 2000 and is a Senior Vice President and member of the portfolio management team. Mr. Savin’s responsibilities have included portfolio strategy, risk management, and development of various quantitative strategies and applications of technical analysis. He has also held the role of Senior Analyst, focusing on sovereigns in the EMEA region. Prior to joining PineBridge, Mr. Savin was Head of Research with Fleming UCB in Moscow, providing equity coverage on Russian companies, as well as macroeconomic research and equity strategy. Prior to that, he worked in Equity Research for Deutsche Morgan Grenfell and was Head of Operations with United City Bank.
Small Cap Growth Fund
Large Cap Core Fund
T. Rowe Price Associates, Inc. (“T. Rowe Price”)
1307 Point Street, Baltimore, Maryland 21231
T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over seven decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of June 30, 2025, T. Rowe Price and its affiliates had approximately $[ ] trillion in assets under management.
T. Rowe Price is responsible for sub-advising a portion of the Small Cap Growth Fund. This portion is managed by an investment advisory committee, chaired by Alexander Paul Roik. The committee chairman has the day-to-day responsibility for managing the Fund’s private placements. Mr. Roik joined T. Rowe Price in 2013 and his investment experience dates from that time. During the past five years, he has served as an equity investment analyst, associate portfolio manager and co-portfolio manager.
The team responsible for managing a portion of the Large Cap Core Fund is Ann Holcomb, Jay Nogueira and Jason Polun.
Ann Holcomb, CFA, Vice President, is a director of research, North America, in the Global Equity Division. Ms. Holcomb is a member of the Global Equity Steering Committee, and she is co‑portfolio manager of the US Structured Research Equity Strategy. She also is cochair of the Investment Advisory Committee of the US Structured Research Equity Strategy. She has been with T. Rowe Price since 1996. Ms. Holcomb earned a B.A. in

Management
mathematics from Goucher College and an M.S. in finance from Loyola University Maryland. She also has earned the Chartered Financial Analyst® designation and presently serves on the Board of Trustees of Calvert School and the Walters Art Museum.
Jay Nogueira, CFA, MBA, Vice President, is a director of research for North America within the Global Equity Division. He is co‑portfolio manager of the US Structured Research Equity Strategy, cochairman of the US Structured Research Equity Strategy’s Investment Advisory Committee, and a member of the portfolio oversight team. He also is a member of the Global Equity Steering Committee and has been with T. Rowe Price since 2004. Mr. Nogueira earned an S.B. in mechanical engineering from the Massachusetts Institute of Technology, where he was a member of Phi Beta Kappa, and an M.B.A., with high distinction, from Harvard Business School, where he was designated a Baker Scholar, a Siebel Scholar, and a Ford Scholar. Mr. Nogueira also has earned the Chartered Financial Analyst® designation.
Jason Polun, CFA, MBA, Vice President, is a director of equity research for North America in the Global Equity Division. He is chair of the Equity Research Advisory Committee and a member of the Equity Steering Committee. In addition, he is a co‑portfolio manager of the US Structured Research Equity Strategy, cochairman of the US Structured Research Equity Strategy’s Investment Advisory Committee, and a member of the portfolio oversight team and has been with T. Rowe Price since 2003. Mr. Polun earned a B.S. in business and finance from Mount St. Mary’s College and an M.B.A. in finance and accounting from the University of Pennsylvania, The Wharton School, where he was a Palmer Scholar. He also has earned the Chartered Financial Analyst® designation.
Mid Cap Strategic Growth Fund
Science & Technology Fund
Voya Investment Management Co. LLC (“Voya IM”)
200 Park Avenue, New York, NY 10166
Voya IM is a wholly owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”), a registered investment adviser, which in turn is a wholly owned subsidiary of VIM Holdings LLC, a Delaware limited liability company. Voya Financial, Inc., a publicly traded company (NYSE: VOYA), holds a 76% economic stake in VIM Holdings LLC through its subsidiary Voya Holdings Inc. As of July 25, 2022, Allianz SE, a stock corporation organized and existing under the laws of the European Union and the Federal Republic of Germany, holds an indirect 24% economic stake in VIM Holdings LLC as a result of a transaction combining Voya IM LLC with the assets and teams comprising specified transferred strategies formerly managed by Allianz Global Investors U.S. LLC. Voya IM began business as an investment adviser on November 6, 1972, under the name of Aetna Capital Management, Inc. As of June 30, 2025, Voya IM had $357,192.51 million in total assets under management. Voya IM assets of $357,192.51 million are calculated on a market value basis for all accounts. Voya IM assets of $359,589 million, as reported in Voya Financial SEC filings, represent revenue generating assets for which Voya Investment Management LLC and the registered investment advisers it wholly owns, has full discretionary investment management responsibility.
A portion of the assets of the Mid Cap Strategic Growth Fund is managed by Jeffrey D. Parker, CFA, MBA, Raymond F. Cunha, CFA, MBA, and John Coyle.
Mr. Parker, CFA, MBA, is head of fundamental thematic equities at Voya Investment Management. He joined the firm following Voya’s acquisition of the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a senior portfolio manager, managing director and CIO Equity U.S. Jeffrey also oversaw all U.S. equity strategies and served as co-manager of the disciplined equity and small and mid-cap strategies. Prior to that at AllianzGI, he was head of the growth team and had portfolio management responsibilities for large and mid-cap growth products. Prior to that, he was an assistant portfolio manager at Eagle Asset Management and a senior consultant at Andersen Consulting. Jeffrey earned a BBA from University of Miami and an MBA from Vanderbilt University. He is a CFA® Charterholder.
Mr. Cunha, CFA, MBA, is a senior portfolio manager and an equity analyst on the fundamental thematic team at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a senior portfolio manager and director with portfolio management and research responsibilities for the U.S. small and mid-cap. Prior to that, Raymond also led portfolio manager on the AllianzGI global space strategy and prior to that a senior industrials research analyst. Previously, Raymond was a vice president and senior analyst at State Street Global Advisor and an analyst and portfolio manager in the U.S. active quantitative strategies group at State Street. Raymond earned a BA in business from the University of Massachusetts and an MBA from Boston University. He is a CFA® Charterholder and a member of The Boston Security Analysts Society.

Management
Mr. Coyle is a portfolio manager and an equity analyst on the fundamental thematic team at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a portfolio manager and director with research responsibilities for the U.S. small-mid cap and global space team covering a wide array of companies across technology, consumer, and cyclical sectors. Prior to that, John was a vice president and research associate at Barclays and Lehman Brothers covering the U.S. building products and homebuilding sectors. John earned a BBA in finance, cum laude from Louisiana State University.
A portion of the assets of the Science & Technology Fund is managed by Erik Swords, Justin Sumner, CFA, and Michael A. Seidenberg.
Mr. Swords is a head of global technology strategies on the fundamental thematic team at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a lead portfolio manager, managing director and led the U.S. global technology team. Prior to that, he worked at Newton Investment Management for 16 years, leading one of BNY Mellon’s largest technology strategies, along with several other thematic portfolios focused on technology and related sectors. Previously, he worked as a research analyst covering the software sector at Pilgrim Baxter Associates, Exis Capital Management and Credit Suisse First Boston Technology Group. Erik earned a BS in finance from Lehigh University.
Mr. Sumner, CFA is a senior portfolio manager on the global technology strategies and an equity analyst on the fundamental thematic team at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a senior portfolio manager and director on the U.S. global technology team. Prior to that, Justin worked at Newton Investment Management for 15 years, developing, launching and managing thematic investments focused on technology. Previously, he worked as an equity analyst covering technology and related sectors at several asset management shops, including Sentinel, AmSouth and American Century. Justin earned a BS in economics from the University of Kansas. He is a CFA® Charterholder.
Mr. Seidenberg is a senior portfolio manager for the global technology strategies and an equity analyst on the fundamental thematic team at Voya Investment Management. He joined the firm following Voya’s integration of certain assets and teams comprising the substantial majority of Allianz Global Investors U.S. (“AllianzGI”) business, where he was a portfolio manager, analyst and director on the U.S. global technology team. Prior to that, he worked at a number of hedge funds, including Pequot Capital, Andor Capital and Citadel Investment Group. He also worked in the software industry and at Oracle Corporation. Michael earned a BS in business administration from the University of Colorado and an MBA with concentrations in finance and accounting from Columbia Business School.
High Yield Bond Fund
Inflation Protected Fund
International Opportunities Fund
Mid-Cap Value Fund
Systematic Growth Fund
Systematic Value Fund
Wellington Management Company LLP (“Wellington Management”)
280 Congress Street, Boston, Massachusetts 02210
Wellington Management is a Delaware limited liability partnership and is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.29 trillion in assets.
The High Yield Bond Fund is managed by Michael V. Barry. Mr. Barry is Senior Managing Director and Fixed-Income Portfolio Manager of Wellington Management. Mr. Barry joined Wellington Management as an investment professional in 2010.
The Inflation Protected Fund is managed by Joseph F. Marvan, CFA, and Jeremy Forster. Mr. Marvan, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management joined the firm as an investment professional in 2003. Mr. Forster, Managing Director and Fixed Income Portfolio Manager of Wellington Management joined the firm as an investment professional in 2011. There is no change to Jeremy

Management
Forster’s role and responsibilities, but Joseph F. Marvan has announced his retirement on June 30, 2026.
The International Opportunities Fund is managed by Mary L. Pryshlak, CFA, and Jonathan G. White, CFA. Ms. Pryshlak is the head of Investment Research, an investment group comprised of Wellington Management’s core fundamental investment research teams spanning equity; credit; macro; technical; sustainable; and environmental, social, and corporate governance. Prior to being named head of Investment Research, Ms. Pryshlak was the director of Global Industry Research and previously spent 13 years as a Global Industry Analyst covering property and casualty insurance stocks. Mr. White is the director of research portfolios for investment research. In his role, Mr. White is responsible for broad oversight of Wellington Management’s suite of diversified and sector analyst-managed investment approaches, including risk management and implementation, and acts as a representative for these products with clients and prospects. Prior to his current position, Mr. White was the manager of equity portfolio coordination for the firm. Before joining Wellington Management in 1999, Mr. White spent several years at Putnam Investments.
The Mid Cap Value Fund is managed by Gregory J. Garabedian. Mr. Garabedian is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and Manager of the Mid Cap Value Fund since 2018. Mr. Garabedian joined Wellington Management as an investment professional in 2006.
The Systematic Growth Fund is managed by Thomas S. Simon, CFA, FRM, and Matthew J. Kyller, CFA. Mr. Simon is Senior Managing Director and portfolio manager of Wellington Management. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001. Mr. Kyller is the Managing Director and portfolio manager of Wellington Management. Mr. Kyller joined Wellington Management as an investment professional in 2015.
The Systematic Value Fund is managed by Thomas S. Simon, CFA, FRM, and Matthew J. Kyller, CFA. Mr. Simon is Senior Managing Director and portfolio manager of Wellington Management. Mr. Simon joined Wellington Management in 2009 and has been an investment professional since 2001. Mr. Kyller is the Managing Director and portfolio manager of Wellington Management. Mr. Kyller joined Wellington Management as an investment professional in 2015.
How VALIC is Paid for its Services

Each Fund pays VALIC a monthly fee based on a percentage of average daily net assets.
A discussion of the basis for the Board of Directors’ approval of the investment advisory agreement is available in VC I’s most recent semi-annual report for the period ended November 30, 2024. For information on obtaining an annual or semi-annual report to shareholders, see the section “Interested in Learning More.” Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2025.
Fund	Fee
Aggressive Allocation Lifestyle Fund	0.07%
Asset Allocation Fund	0.45%
Capital Appreciation Fund	0.55%
Conservative Allocation Lifestyle Fund	0.07%
Core Bond Fund	0.38%
Dividend Value Fund	0.57%
Dynamic Allocation Fund	0.25%
Emerging Economies Fund	0.76%
Global Real Estate Fund	0.73%
Global Strategy Fund	0.44%
Government Securities Fund	0.45%
Growth Fund	0.51%
High Yield Bond Fund	0.62%
Inflation Protected Fund	0.45%
International Equities Index Fund	0.27%
International Government Bond Fund	0.49%
International Growth Fund	0.69%
International Opportunities Fund	0.80%
International Socially Responsible Fund	0.45%
International Value Fund	0.64%
Large Cap Core Fund	0.61%
Mid Cap Index Fund	0.26%
Mid Cap Strategic Growth Fund	0.64%
Mid Cap Value Fund	0.70%
Moderate Allocation Lifestyle Fund	0.07%
Nasdaq-100® Index Fund	0.29%
Science & Technology Fund	0.81%
Small Cap Growth Fund	0.77%
Small Cap Index Fund	0.24%
Small Cap Special Values Fund	0.75%
Small Cap Value Fund	0.66%
Stock Index Fund	0.14%
Systematic Core Fund	0.53%
Systematic Growth Fund	0.54%
Systematic Value Fund	0.49%
U.S. Socially Responsible Fund	0.25%

Management
The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in expenses each year. However, VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Annual Fund Operating Expenses in such Fund’s Summary
For those Funds with an Advisory Fee Waiver Agreement, the Advisory Fee Waiver Agreement may be modified or discontinued prior to the date set forth in the Fund’s Summary, only with the approval of the Board of Directors of VC I, including a majority of the directors who are not “interested persons” of VC I as defined in the 1940 Act.
Additional Information About Fund Expenses

Commission Recapture Program. A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of its commission to the respective Fund. The Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of certain Funds and their shareholders. Through the commission recapture program, a portion of certain Funds’ expenses have been reduced. “Other Expenses,”
as reflected in the Annual Fund Operating Expenses in each Fund Summary, do not take into account this expense reduction and, therefore, may be higher than the actual expenses of the Fund. For more information about the commission recapture program, see the SAI.
Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by a Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. Such fees and expenses will vary based on a Fund’s allocation of assets to, and the annualized expenses of, the particular acquired fund.
Expense Limitations. VALIC has contractually agreed to reimburse the expenses of certain Funds through September 30, 2026, so that the Funds’ Total Annual Fund Operating Expenses do not exceed the limits set forth in the agreement. For the purposes of the waived fee and reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Funds’ business. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Financial Highlights
The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. With respect to the Lifestyle Funds, Capital Appreciation Fund, Core Bond Fund, High Yield Bond Fund, International Opportunities Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and U.S. Socially Responsible Fund, the Financial Highlights information presented for a Fund prior to May 24, 2021 is the financial history of its Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the VC I’s Annual Financial Statements and Other Information for the fiscal year ended May 31, 2025, as filed with the SEC on Form N-CSR, which is available upon request. Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund.

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
Aggressive Allocation Lifestyle Fund (formerly, Aggressive Growth Lifestyle Fund)(3)
08/31/20	$10.09	$0.19	$0.77	$0.96	$(0.26)	$(0.57)	$(0.83)	$10.22	9.91%	$612,613	0.14%	0.10%	1.88%	48%
05/31/21 (4)	10.22	0.17	2.32	2.49	(0.20)	(0.40)	(0.60)	12.11	24.54	732,829	0.14 (5)	0.10 (5)	1.98 (5)	16
05/31/22	12.11	0.11	(1.01)	(0.90)	(0.34)	(0.60)	(0.94)	10.27	(7.62)	659,059	0.13	0.09	0.89	40
05/31/23	10.27	0.17	(0.23)	(0.06)	(0.22)	(0.99)	(1.21)	9.00	(0.41)	630,147	0.14	0.10	1.74	65
05/31/24	9.00	0.17	1.57	1.74	(0.22)	—	(0.22)	10.52	19.34	695,802	0.14	0.11	1.77	28
05/31/25	10.52	0.23	0.87	1.10	(0.19)	(0.10)	(0.29)	11.33	10.55	712,945	0.14	0.11	2.07	22
Asset Allocation Fund
05/31/21	9.45	0.08	2.97	3.05	(0.13)	—	(0.13)	12.37	32.34	154,023	0.87	0.85	0.74	199
05/31/22	12.37	0.12	(0.44)	(0.32)	(0.25)	(1.51)	(1.76)	10.29	(3.16)	141,207	0.68	0.63	0.95	47
05/31/23	10.29	0.14	(0.05)	0.09	(0.12)	(0.51)	(0.63)	9.75	1.09	134,523	0.74	0.69	1.42	46
05/31/24	9.75	0.16	1.59	1.75	(0.17)	—	(0.17)	11.33	17.96	147,633	0.70	0.65	1.53	43
05/31/25	11.33	0.18	0.74	0.92	(0.18)	(0.47)	(0.65)	11.60	8.30	145,088	0.70	0.65	1.54	35
Capital Appreciation Fund
08/31/20	14.89	0.02	4.28	4.30	(0.06)	(0.51)	(0.57)	18.62	29.44	122,454	1.00	0.85	0.12	62
05/31/21 (4)	18.62	(0.01)	3.53	3.52	(0.02)	(0.44)	(0.46)	21.68	18.97	141,163	0.99 (5)	0.84 (5)	(0.09)(5)	27
05/31/22	21.68	0.02	(1.34)	(1.32)	—	(1.12)	(1.12)	19.24	(6.38)	133,324	0.71	0.60	0.08	46
05/31/23	19.24	0.02	0.66	0.68	(0.03)	(5.16)	(5.19)	14.73	6.00	61,511	0.80	0.73	0.08	42
05/31/24	14.73	(0.02)	5.26	5.24	(0.01)	(1.76)	(1.77)	18.20	35.75	213,163	0.77	0.77	(0.10)	35
05/31/25	18.20	(0.03)	2.67	2.64	—	(0.40)	(0.40)	20.44	14.63	327,817	0.73	0.73	(0.13)	52
Conservative Allocation Lifestyle Fund (formerly, Conservative Growth Lifestyle Fund)(3)
08/31/20	11.85	0.32	0.63	0.95	(0.31)	(0.18)	(0.49)	12.31	8.14	339,870	0.15	0.10	2.68	38
05/31/21 (4)	12.31	0.31	1.29	1.60	(0.34)	(0.18)	(0.52)	13.39	13.05	371,617	0.15 (5)	0.10 (5)	3.13 (5)	13
05/31/22	13.39	0.15	(1.17)	(1.02)	(0.48)	(0.53)	(1.01)	11.36	(7.88)	330,697	0.14	0.13	1.14	38
05/31/23	11.36	0.22	(0.38)	(0.16)	(0.23)	(0.77)	(1.00)	10.20	(1.30)	303,514	0.16	0.12	2.02	56
05/31/24	10.20	0.27	0.79	1.06	(0.26)	—	(0.26)	11.00	10.43	293,562	0.16	0.13	2.56	23
05/31/25	11.00	0.32	0.53	0.85	(0.32)	—	(0.32)	11.53	7.73	279,749	0.16	0.13	2.83	20
Core Bond Fund
08/31/20	11.53	0.28	0.52	0.80	(0.39)	—	(0.39)	11.94	7.05	1,784,179	0.78	0.77	2.39	93
05/31/21 (4)	11.94	0.15	(0.12)	0.03	(0.29)	(0.31)	(0.60)	11.37	0.27	2,809,677	0.77 (5)	0.76 (5)	1.73 (5)	39
05/31/22	11.37	0.21	(1.19)	(0.98)	(0.13)	(0.11)	(0.24)	10.15	(8.75)	2,821,678	0.50	0.50	1.93	60
05/31/23	10.15	0.30	(0.61)	(0.31)	(0.22)	(0.02)	(0.24)	9.60	(2.99)	2,808,761	0.50	0.50	3.05	43
05/31/24	9.60	0.35	(0.09)	0.26	(0.35)	—	(0.35)	9.51	2.69	2,576,904	0.51	0.51	3.71	58
05/31/25	9.51	0.38	0.16	0.54	(0.38)	—	(0.38)	9.67	5.68	2,706,816	0.51	0.48	3.85	44
Dividend Value Fund
05/31/21	9.98	0.25	3.54	3.79	(0.26)	(0.34)	(0.60)	13.17	38.46	1,361,703	0.80	0.69	2.18	64
05/31/22	13.17	0.20	0.10	0.30	(0.26)	—	(0.26)	13.21	2.28	1,256,796	0.79	0.68	1.53	86
05/31/23	13.21	0.24	(0.68)	(0.44)	(0.22)	(2.01)	(2.23)	10.54	(3.49)	1,049,838	0.79	0.68	1.95	44
05/31/24	10.54	0.22	1.94	2.16	(0.40)	(0.36)	(0.76)	11.94	20.67	667,423	0.83	0.72	1.97	36
05/31/25	11.94	0.22	0.93	1.15	(0.28)	(0.50)	(0.78)	12.31	9.75	680,707	0.82	0.68	1.79	57

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Fund bears indirectly. Additionally, recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	The performance and financial history prior to May 24, 2021 are that of the Predecessor Fund. Information presented is for the nine months ended May 31, 2021.
(5)	Annualized

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
Dynamic Allocation Fund(3)
05/31/21	$11.93	$0.20	$1.94	$2.14	$(0.24)	$(1.23)	$(1.47)	$12.60	18.42%	$198,516	0.32%	0.32%	1.57%	24%
05/31/22	12.60	0.07	(0.92)	(0.85)	(0.39)	(1.22)	(1.61)	10.14	(7.28)	169,371	0.33	0.32	0.60	25
05/31/23	10.14	0.14	(0.37)	(0.23)	(0.17)	(0.63)	(0.80)	9.11	(2.18)	147,093	0.36	0.32	1.48	22
05/31/24	9.11	0.18	1.24	1.42	(0.26)	(0.37)	(0.63)	9.90	15.65	141,567	0.40 (4)	0.36 (4)	1.93 (4)	26
05/31/25	9.90	0.18	0.63	0.81	(0.23)	(0.10)	(0.33)	10.38	8.22	130,698	0.41 (4)	0.36 (4)	1.77 (4)	20
Emerging Economies Fund
05/31/21	7.23	0.16	3.66	3.82	(0.18)	—	(0.18)	10.87	52.91	1,065,405	0.88	0.88	1.68	82
05/31/22	10.87	0.31	(2.56)	(2.25)	(0.30)	(1.07)	(1.37)	7.25	(20.87)	634,192	0.93	0.93	3.23	60
05/31/23	7.25	0.23	(1.04)	(0.81)	(0.38)	(0.71)	(1.09)	5.35	(11.47)	647,212	0.96	0.96	3.72	71
05/31/24	5.35	0.14	0.79	0.93	(0.14)	—	(0.14)	6.14	17.43	644,337	0.95	0.95	2.39	141
05/31/25	6.14	0.11	0.60	0.71	(0.24)	—	(0.24)	6.61	11.67	705,217	1.02	1.02	1.76	154
Global Real Estate Fund
05/31/21	6.85	0.14	1.73	1.87	(0.34)	(0.25)	(0.59)	8.13	28.14	435,033	0.86	0.86	1.83	76
05/31/22	8.13	0.13	(0.57)	(0.44)	(0.12)	—	(0.12)	7.57	(5.43)	545,132	0.86	0.86	1.61	47
05/31/23	7.57	0.16	(1.35)	(1.19)	(0.17)	(0.15)	(0.32)	6.06	(15.96)	277,408	0.88	0.88	2.30	77
05/31/24	6.06	0.14	0.38	0.52	(0.18)	—	(0.18)	6.40	8.53	346,611	0.92	0.92	2.19	52
05/31/25	6.40	0.16	0.47	0.63	(0.12)	—	(0.12)	6.91	9.87	246,562	0.91	0.90	2.28	54
Global Strategy Fund
05/31/21	8.85	0.20	1.50	1.70	(0.42)	—	(0.42)	10.13	19.49	287,412	0.72	0.70	2.09	39
05/31/22	10.13	0.18	(1.15)	(0.97)	(0.00)	—	(0.00)	9.16	(9.57)	235,176	0.84	0.80	1.83	140
05/31/23	9.16	0.24	(0.45)	(0.21)	—	(0.82)	(0.82)	8.13	(2.16)	207,195	0.77	0.71	2.78	89
05/31/24	8.13	0.29	1.33	1.62	—	—	—	9.75	19.93	221,427	0.71	0.65	3.30	75
05/31/25	9.75	0.34	0.59	0.93	(0.40)	—	(0.40)	10.28	9.68	226,063	0.69	0.63	3.42	54
Government Securities Fund
05/31/21	11.22	0.20	(0.39)	(0.19)	(0.25)	—	(0.25)	10.78	(1.70)	142,954	0.66	0.66	1.77	13
05/31/22	10.78	0.20	(1.00)	(0.80)	(0.19)	—	(0.19)	9.79	(7.47)	159,888	0.65	0.65	1.90	11
05/31/23	9.79	0.23	(0.42)	(0.19)	(0.25)	—	(0.25)	9.35	(1.93)	150,156	0.67	0.67	2.44	65
05/31/24	9.35	0.23	(0.17)	0.06	(0.34)	—	(0.34)	9.07	0.65	129,228	0.68	0.68	2.52	1
05/31/25	9.07	0.25	0.20	0.45	(0.28)	—	(0.28)	9.24	4.93	156,750	0.69	0.64	2.71	13
Growth Fund
05/31/21	18.82	(0.02)	6.65	6.63	(0.03)	(3.23)	(3.26)	22.19	36.58	1,430,327	0.80	0.64	(0.10)	40
05/31/22	22.19	(0.02)	(2.84)	(2.86)	—	(4.76)	(4.76)	14.57	(14.82)	1,005,830	0.77	0.61	(0.09)	60
05/31/23	14.57	0.02	0.49	0.51	—	(3.95)	(3.95)	11.13	7.39	1,016,283	0.81	0.65	0.17	43
05/31/24	11.13	0.01	3.96	3.97	(0.01)	—	(0.01)	15.09	35.70	1,656,571	0.78	0.62	0.06	44
05/31/25	15.09	(0.02)	2.37	2.35	(0.01)	(0.52)	(0.53)	16.91	15.84 (5)	1,720,476	0.77	0.61	(0.12)	44

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Fund bears indirectly. Additionally, recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	Includes interest expense of 0.04% relating to derivative activity.
(5)	The Fund’s performance figure was increased by 0.07% from reimbursement of an investment violation. (See Note 5)

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
High Yield Bond Fund
08/31/20	$7.66	$0.36	$(0.00)	$0.36	$(0.55)	$—	$(0.55)	$7.47	5.01%	$538,716	0.98%	0.94%	4.79%	49%
05/31/21 (3)	7.47	0.24	0.28	0.52	(0.31)	—	(0.31)	7.68	6.95	598,597	0.97 (4)	0.92 (4)	4.26 (4)	33
05/31/22	7.68	0.32	(0.72)	(0.40)	(0.25)	—	(0.25)	7.03	(5.34)	515,224	0.71	0.68	4.12	40
05/31/23	7.03	0.37	(0.35)	0.02	(0.45)	—	(0.45)	6.60	0.32	386,075	0.75	0.68	5.33	40
05/31/24	6.60	0.41	0.25	0.66	(0.41)	—	(0.41)	6.85	9.95	412,811	0.75	0.68	5.98	40
05/31/25	6.85	0.45	0.12	0.57	(0.47)	—	(0.47)	6.95	8.42	415,598	0.77	0.68	6.32	57
Inflation Protected Fund
05/31/21	11.34	0.18	0.68	0.86	(0.17)	(0.06)	(0.23)	11.97	7.66	800,186	0.56	0.54	1.55	71
05/31/22	11.97	0.60	(0.71)	(0.11)	(0.28)	(0.56)	(0.84)	11.02	(1.25)	869,007	0.55	0.52	5.06	35
05/31/23	11.02	0.48	(0.71)	(0.23)	(1.06)	(0.23)	(1.29)	9.50	(1.96)	483,148	0.58	0.55	4.48	26
05/31/24	9.50	0.30	(0.17)	0.13	(1.19)	—	(1.19)	8.44	1.38	391,188	0.62	0.59	3.24	14
05/31/25	8.44	0.21	0.09	0.30	(0.15)	—	(0.15)	8.59	3.51	366,677	0.63	0.60	2.47	18 (5)
International Equities Index Fund
05/31/21	6.19	0.15	2.17	2.32	(0.10)	(0.03)	(0.13)	8.38	37.70	1,899,286	0.42	0.42	2.11	2
05/31/22	8.38	0.21	(1.09)	(0.88)	(0.22)	—	(0.22)	7.28	(10.51)	1,563,302	0.41	0.41	2.58	6
05/31/23	7.28	0.19	0.02	0.21	(0.19)	—	(0.19)	7.30	2.91	1,977,925	0.42	0.42	2.82	9
05/31/24	7.30	0.19	1.14	1.33	(0.20)	—	(0.20)	8.43	18.21	1,926,606	0.42	0.42	2.49	6
05/31/25	8.43	0.21	0.80	1.01	(0.31)	(0.10)	(0.41)	9.03	12.32	1,706,607	0.42	0.42	2.46	12
International Government Bond Fund
05/31/21	12.14	0.24	0.55	0.79	(0.29)	(0.19)	(0.48)	12.45	6.58	193,496	0.65	0.65	1.89	71
05/31/22	12.45	0.20	(1.89)	(1.69)	(0.22)	(0.14)	(0.36)	10.40	(13.78)	140,534	0.69	0.69	1.64	53
05/31/23	10.40	0.22	(0.70)	(0.48)	(0.35)	(0.00)	(0.35)	9.57	(4.52)	69,466	0.76	0.76	2.14	60
05/31/24	9.57	0.30	(0.10)	0.20	—	—	—	9.77	2.09	64,459	0.83	0.83	3.07	89
05/31/25	9.77	0.34	0.25	0.59	—	—	—	10.36	6.04	55,486	0.86	0.84	3.39	108
International Growth Fund
05/31/21	12.47	(0.02)	6.75	6.73	—	(0.07)	(0.07)	19.13	53.98	642,915	1.03	0.83	(0.10)	18
05/31/22	19.13	—	(5.20)	(5.20)	—	(2.09)	(2.09)	11.84	(27.99)	425,568	1.05	0.85	(0.02)	25
05/31/23	11.84	0.02	0.96	0.98	—	(1.90)	(1.90)	10.92	9.01	415,665	1.08	0.88	0.19	7
05/31/24	10.92	0.01	0.46	0.47	—	—	—	11.39	4.30	376,411	1.07	0.87	0.13	38
05/31/25	11.39	0.01	2.09	2.10	—	—	—	13.49	18.44	380,780	1.08	0.84	0.09	17
International Opportunities Fund
08/31/20	18.44	0.09	2.64	2.73	(0.13)	(0.31)	(0.44)	20.73	15.03	610,424	1.22	1.13	0.45	45
05/31/21 (3)	20.73	0.04	4.00	4.04	(0.11)	(1.64)	(1.75)	23.02	19.97	726,964	1.23 (4)	1.19 (4)	0.23 (4)	48
05/31/22	23.02	0.16	(4.09)	(3.93)	(0.05)	(3.02)	(3.07)	16.02	(17.48)	507,169	0.98	0.95	0.77	41
05/31/23	16.02	0.19	(1.21)	(1.02)	(0.20)	(1.70)	(1.90)	13.10	(6.67)	466,339	1.02	0.95	1.33	66
05/31/24	13.10	0.16	1.84	2.00	(0.14)	—	(0.14)	14.96	15.27	410,212	1.03	0.99	1.15	129
05/31/25	14.96	0.20	1.39	1.59	(0.39)	—	(0.39)	16.16	10.84	328,591	1.04	1.01	1.31	61

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The performance and financial history prior to May 24, 2021 are that of the Predecessor Fund. Information presented is for the nine months ended May 31, 2021.
(4)	Annualized
(5)	Excludes TBA transactions. Beginning with the period ended May 31, 2025, portfolio turnover rates including TBA transactions are being added as Supplemental Ratios in the table below.

Supplemental Ratios
Portfolio Turnover (including TBA transactions)	05/21	05/22	05/23	05/24	05/25
Inflation Protected Fund	N/A	N/A	N/A	N/A	84%

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
International Socially Responsible Fund
05/31/21	$23.97	$0.51	$8.18	$8.69	$(0.53)	$(5.56)	$(6.09)	$26.57	37.84%	$385,891	0.65%	0.65%	1.89%	9%
05/31/22	26.57	0.52	(3.38)	(2.86)	(0.84)	(0.93)	(1.77)	21.94	(10.84)	317,599	0.64	0.64	2.03	11
05/31/23	21.94	0.51	0.13	0.64	(0.38)	(0.35)	(0.73)	21.85	2.98	400,650	0.66	0.66	2.43	13
05/31/24	21.85	0.56	3.27	3.83	(0.43)	—	(0.43)	25.25	17.57	499,448	0.63	0.60	2.39	11
05/31/25	25.25	0.60	2.17	2.77	(0.73)	(0.20)	(0.93)	27.09	11.22	557,281	0.64	0.58	2.37	17
International Value Fund
05/31/21	7.78	0.19	3.66	3.85	(0.17)	—	(0.17)	11.46	49.67	738,262	0.81	0.74	1.95	62
05/31/22	11.46	0.29	(1.67)	(1.38)	(0.18)	—	(0.18)	9.90	(12.03)	609,239	0.81	0.74	2.66	70
05/31/23	9.90	0.20	(0.29)	(0.09)	(0.40)	(0.44)	(0.84)	8.97	(1.25)	474,369	0.85	0.78	2.16	60
05/31/24	8.97	0.30	1.75	2.05	(0.18)	—	(0.18)	10.84	22.89	470,020	0.85	0.78	3.06	132
05/31/25	10.84	0.31	1.43	1.74	(0.45)	(0.67)	(1.12)	11.46	16.84	396,880	0.88	0.81	2.84	48
Large Cap Core Fund (formerly, Large Capital Growth Fund)
05/31/21	16.82	0.05	6.24	6.29	(0.08)	(2.00)	(2.08)	21.03	38.39	662,844	0.75	0.75	0.24	22
05/31/22	21.03	0.04	(0.36)	(0.32)	(0.04)	(2.25)	(2.29)	18.42	(1.82)	710,547	0.74	0.74	0.19	18
05/31/23	18.42	0.06	0.42	0.48	(0.04)	(1.74)	(1.78)	17.12	3.20	714,449	0.75	0.75	0.35	27
05/31/24	17.12	0.05	3.82	3.87	(0.07)	(1.21)	(1.28)	19.71	22.75	630,218	0.75	0.75	0.26	19
05/31/25	19.71	0.06	1.20	1.26	(0.06)	(4.38)	(4.44)	16.53	6.55	587,485	0.75	0.72	0.31	18
Mid Cap Index Fund
05/31/21	20.75	0.35	11.29	11.64	(0.32)	(0.87)	(1.19)	31.20	56.39	3,864,639	0.35	0.35	1.33	18
05/31/22	31.20	0.30	(2.35)	(2.05)	(0.38)	(2.39)	(2.77)	26.38	(6.84)	3,217,500	0.34	0.34	0.99	14
05/31/23	26.38	0.37	(0.93)	(0.56)	(0.32)	(3.28)	(3.60)	22.22	(3.02)	2,895,090	0.36	0.36	1.46	14
05/31/24	22.22	0.30	5.35	5.65	(0.39)	(1.02)	(1.41)	26.46	25.47	2,987,773	0.36	0.36	1.19	21
05/31/25	26.46	0.30	0.08	0.38	(0.35)	(3.14)	(3.49)	23.35	1.60	2,550,031	0.36	0.36	1.14	18
Mid Cap Strategic Growth Fund
05/31/21	16.50	(0.03)	7.83	7.80	(0.02)	(1.13)	(1.15)	23.15	47.61	890,709	0.78	0.78	(0.13)	49
05/31/22	23.15	(0.03)	(3.20)	(3.23)	—	(2.04)	(2.04)	17.88	(14.32)	737,360	0.75	0.75	(0.14)	76
05/31/23	17.88	0.01	0.70	0.71	—	(3.59)	(3.59)	15.00	3.96	770,493	0.77	0.77	0.05	67
05/31/24	15.00	0.02	3.65	3.67	(0.00)	—	(0.00)	18.67	24.48	1,118,797	0.74	0.74	0.10	49
05/31/25	18.67	(0.00)	2.49	2.49	(0.02)	—	(0.02)	21.14	13.34	1,190,324	0.74	0.74	(0.02)	52
Mid Cap Value Fund
08/31/20	17.19	0.13	(0.81)	(0.68)	(0.15)	(0.98)	(1.13)	15.38	(4.12)	724,100	1.07	1.05	0.82	63
05/31/21 (3)	15.38	0.04	7.02	7.06	(0.13)	(0.09)	(0.22)	22.22	45.95	940,809	1.06 (4)	1.04 (4)	0.31 (4)	31
05/31/22	22.22	0.13	(0.07)	0.06	(0.07)	(1.57)	(1.64)	20.64	0.18	871,131	0.79	0.79	0.61	51
05/31/23	20.64	0.18	(0.89)	(0.71)	(0.16)	(3.83)	(3.99)	15.94	(4.87)	619,704	0.82	0.81	0.95	65
05/31/24	15.94	0.16	3.67	3.83	(0.24)	(2.41)	(2.65)	17.12	24.06	685,342	0.82	0.82	0.94	82
05/31/25	17.12	0.17	0.37	0.54	(0.13)	(1.41)	(1.54)	16.12	3.31	594,436	0.82	0.82	0.95	141

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The performance and financial history prior to May 24, 2021 are that of the Predecessor Fund. Information presented is for the nine months ended May 31, 2021.
(4)	Annualized

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
Moderate Allocation Lifestyle Fund (formerly, Moderate Growth Lifestyle Fund)(3)
08/31/20	$13.88	$0.31	$0.93	$1.24	$(0.34)	$(0.62)	$(0.96)	$14.16	9.26%	$1,014,351	0.14%	0.10%	2.24%	49%
05/31/21 (4)	14.16	0.28	2.49	2.77	(0.33)	(0.47)	(0.80)	16.13	19.65	1,172,232	0.13 (5)	0.10 (5)	2.39 (5)	15
05/31/22	16.13	0.15	(1.15)	(1.00)	(0.52)	(0.78)	(1.30)	13.83	(6.49)	1,045,238	0.12	0.12	0.97	37
05/31/23	13.83	0.25	(0.37)	(0.12)	(0.27)	(1.31)	(1.58)	12.13	(0.69)	987,043	0.13	0.11	1.91	61
05/31/24	12.13	0.28	1.52	1.80	(0.31)	—	(0.31)	13.62	14.82	1,025,938	0.13	0.10	2.19	27
05/31/25	13.62	0.35	0.89	1.24	(0.32)	—	(0.32)	14.54	9.14	996,804	0.13	0.10	2.47	21
Nasdaq-100® Index Fund
05/31/21	18.29	0.06	7.74	7.80	(0.08)	(2.01)	(2.09)	24.00	43.47	833,580	0.51	0.51	0.25	8
05/31/22	24.00	0.06	(1.65)	(1.59)	(0.06)	(2.29)	(2.35)	20.06	(7.42)	743,801	0.50	0.50	0.22	9
05/31/23	20.06	0.09	2.10	2.19	(0.06)	(2.48)	(2.54)	19.71	13.13	770,660	0.52	0.49	0.46	7
05/31/24	19.71	0.11	5.90	6.01	(0.09)	(0.97)	(1.06)	24.66	30.54	962,346	0.51	0.44	0.51	20
05/31/25	24.66	0.10	3.37	3.47	(0.12)	(4.95)	(5.07)	23.06	15.41	1,017,619	0.50	0.42	0.38	10
Science & Technology Fund
05/31/21	29.88	(0.22)	14.40	14.18	(0.02)	(4.66)	(4.68)	39.38	48.22	3,107,205	0.97	0.97	(0.60)	88
05/31/22	39.38	(0.21)	(8.09)	(8.30)	—	(8.28)	(8.28)	22.80	(23.50)	2,108,867	0.95	0.94	(0.58)	68
05/31/23	22.80	(0.07)	2.12	2.05	—	(4.02)	(4.02)	20.83	11.91	2,166,131	0.97	0.93	(0.34)	85
05/31/24	20.83	(0.12)	7.74	7.62	—	—	—	28.45	36.58	2,690,964	0.96	0.91	(0.49)	46
05/31/25	28.45	(0.15)	4.76	4.61	—	—	—	33.06	16.20	2,777,814	0.95	0.90	(0.47)	67
Small Cap Growth Fund
08/31/20	16.89	(0.11)	6.21	6.10	—	(2.50)	(2.50)	20.49	38.49	210,497	1.24	1.14	(0.61)	48
05/31/21 (4)	20.49	(0.13)	5.23	5.10	—	(2.74)	(2.74)	22.85	25.62	827,215	1.19 (5)	1.11 (5)	(0.84)(5)	40
05/31/22	22.85	(0.13)	(6.53)	(6.66)	—	(1.42)	(1.42)	14.77	(29.91)	499,878	0.92	0.88	(0.61)	34
05/31/23	14.77	(0.05)	(0.20)	(0.25)	—	(1.13)	(1.13)	13.39	(1.91)	540,916	0.94	0.89	(0.36)	41
05/31/24	13.39	(0.06)	2.05	1.99	—	—	—	15.38	14.86	533,037	0.92	0.89	(0.39)	54
05/31/25	15.38	(0.08)	0.45	0.37	(0.03)	—	(0.03)	15.72	2.41	538,339	0.93 (6)	0.89 (6)	(0.50)	163
Small Cap Index Fund
05/31/21	15.08	0.12	9.54	9.66	(0.19)	(1.07)	(1.26)	23.48	63.99	1,448,543	0.42	0.42	0.61	14
05/31/22	23.48	0.15	(4.01)	(3.86)	(0.15)	(2.06)	(2.21)	17.41	(17.14)	926,232	0.41	0.41	0.67	20
05/31/23	17.41	0.22	(0.85)	(0.63)	(0.24)	(3.72)	(3.96)	12.82	(5.10)	893,002	0.45	0.41	1.40	13
05/31/24	12.82	0.16	2.36	2.52	(0.19)	—	(0.19)	15.15	19.67	1,080,475	0.43	0.38	1.11	11
05/31/25	15.15	0.15	(0.04)	0.11	(0.20)	(0.51)	(0.71)	14.55	0.73	1,054,986	0.44	0.38	0.97	28
Small Cap Special Values Fund
05/31/21	8.80	0.07	5.81	5.88	(0.15)	(0.27)	(0.42)	14.26	66.92	279,760	0.89	0.89	0.58	37
05/31/22	14.26	0.09	(0.80)	(0.71)	(0.08)	(0.76)	(0.84)	12.71	(5.18)	236,013	0.87	0.87	0.64	20
05/31/23	12.71	0.17	(1.01)	(0.84)	(0.10)	(1.57)	(1.67)	10.20	(7.65)	188,747	0.89	0.89	1.48	14
05/31/24	10.20	0.14	2.55	2.69	(0.20)	(0.35)	(0.55)	12.34	26.46	215,387	0.89	0.89	1.20	19
05/31/25	12.34	0.14	(1.03)	(0.89)	(0.15)	(1.02)	(1.17)	10.28	(7.66)	173,460	0.90	0.90	1.20	21

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)
The expense ratios do not include underlying fund expenses that the Fund bears indirectly. Additionally, recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. Accordingly, the ratio of net investment income does not reflect the proportionate share of income from these funds.

(4)	The performance and financial history prior to May 24, 2021 are that of the Predecessor Fund. Information presented is for the nine months ended May 31, 2021.
(5)	Annualized
(6)	Includes reimbursement for overbilling of custody fees in prior years of 0.02%.

Financial Highlights

Selected Data for a Share Outstanding Throughout each Period										Ratios and Supplemental Data
		Investment Operations			Distributions to Shareholders From						Ratios to Average Net Assets
Period ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net realized & unrealized gain (loss) on investments	Total from investment operations	Net investment income	Net realized gain on investments	Total distributions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Total expenses	Total expenses after waivers and/or reimburse- ments	Net investment income (loss)	Portfolio turnover
Small Cap Value Fund
08/31/20	$10.76	$0.10	$(0.92)	$(0.82)	$(0.14)	$(0.29)	$(0.43)	$9.51	(7.72)%	$302,120	1.09%	0.99%	0.97%	69%
05/31/21 (3)	9.51	0.05	6.11	6.16	(0.10)	—	(0.10)	15.57	64.80	501,758	1.06 (4)	1.01 (4)	0.53 (4)	55
05/31/22	15.57	0.12	(0.93)	(0.81)	(0.07)	(1.15)	(1.22)	13.54	(5.49)	523,983	0.79	0.77	0.78	67
05/31/23	13.54	0.17	(1.39)	(1.22)	(0.13)	(1.89)	(2.02)	10.30	(10.53)	433,476	0.81	0.77	1.33	90
05/31/24	10.30	0.11	2.14	2.25	(0.21)	(0.24)	(0.45)	12.10	21.92	376,146	0.81	0.79	0.98	107
05/31/25	12.10	0.11	(0.42)	(0.31)	(0.22)	(0.63)	(0.85)	10.94	(2.78)	244,584	0.84	0.84	0.91	80
Stock Index Fund
05/31/21	40.27	0.60	15.20	15.80	(0.83)	(2.58)	(3.41)	52.66	39.93	6,035,053	0.32	0.29	1.26	4
05/31/22	52.66	0.59	(0.72)	(0.13)	(0.64)	(4.40)	(5.04)	47.49	(0.54)	5,543,586	0.31	0.29	1.09	2
05/31/23	47.49	0.64	0.38	1.02	(0.62)	(3.35)	(3.97)	44.54	2.58	5,360,728	0.33	0.29	1.42	2
05/31/24	44.54	0.63	11.61	12.24	(0.62)	(3.10)	(3.72)	53.06	27.70	6,443,182	0.32	0.26	1.28	2
05/31/25	53.06	0.63	6.31	6.94	(0.69)	(0.93)	(1.62)	58.38	13.17	6,429,619	0.31	0.23	1.10	3
Systematic Core Fund
05/31/21	20.57	0.15	8.62	8.77	(0.17)	(2.56)	(2.73)	26.61	43.72	693,185	0.90	0.68	0.67	20
05/31/22	26.61	0.20	(1.07)	(0.87)	(0.06)	(0.13)	(0.19)	25.55	(3.30)	596,130	0.85	0.63	0.71	15
05/31/23	25.55	0.27	(0.12)	0.15	(0.24)	(1.12)	(1.36)	24.34	0.73	531,131	0.86	0.64	1.10	14
05/31/24	24.34	0.23	6.47	6.70	(0.31)	(0.27)	(0.58)	30.46	27.55	585,327	0.86	0.64	0.85	18
05/31/25	30.46	0.24	3.29	3.53	(0.29)	(1.26)	(1.55)	32.44	11.71	693,826	0.86	0.64	0.73	36
Systematic Growth Fund
05/31/21	20.80	(0.11)	6.96	6.85	—	(2.48)	(2.48)	25.17	33.74	1,001,518	0.82	0.82	(0.45)	28
05/31/22	25.17	(0.11)	(4.98)	(5.09)	—	(3.63)	(3.63)	16.45	(21.75)	711,659	0.82	0.79	(0.44)	25
05/31/23	16.45	(0.02)	0.52	0.50	—	(2.78)	(2.78)	14.17	5.27	773,275	0.85	0.83	(0.16)	88
05/31/24	14.17	0.02	5.04	5.06	—	(2.05)	(2.05)	17.18	36.24	973,156	0.83	0.65	0.10	56
05/31/25	17.18	(0.01)	2.55	2.54	(0.02)	(1.57)	(1.59)	18.13	15.29	985,521	0.82	0.64	(0.03)	46
Systematic Value Fund
05/31/21	11.79	0.14	3.94	4.08	(0.24)	(2.51)	(2.75)	13.12	36.90	563,185	0.87	0.57	1.39	197
05/31/22	13.12	0.21	0.24	0.45	(0.04)	(0.52)	(0.56)	13.01	3.54	486,821	0.78	0.48	1.54	32
05/31/23	13.01	0.23	(0.70)	(0.47)	(0.27)	(0.68)	(0.95)	11.59	(3.89)	401,755	0.79	0.49	1.83	64
05/31/24	11.59	0.23	2.41	2.64	(0.24)	—	(0.24)	13.99	22.85	452,618	0.79	0.49	1.75	75
05/31/25	13.99	0.21	1.51	1.72	(0.26)	(0.66)	(0.92)	14.79	12.47	456,510	0.79	0.60	1.43	55
U.S. Socially Responsible Fund
08/31/20	22.03	0.26	3.15	3.41	(0.33)	(4.20)	(4.53)	20.91	17.06	745,440	0.61	0.60	1.20	14
05/31/21 (3)	20.91	0.13	4.74	4.87	(0.25)	(0.68)	(0.93)	24.85	23.38	829,253	0.60 (4)	0.60 (4)	0.77 (4)	18
05/31/22	24.85	0.26	(0.91)	(0.65)	(0.17)	(3.39)	(3.56)	20.64	(2.90)	733,505	0.35	0.35	1.06	23
05/31/23	20.64	0.28	(0.15)	0.13	(0.27)	(3.75)	(4.02)	16.75	1.06	685,339	0.36	0.36	1.46	26
05/31/24	16.75	0.22	4.49	4.71	(0.29)	(1.58)	(1.87)	19.59	28.30	661,433	0.36	0.36	1.20	29
05/31/25	19.59	0.21	1.78	1.99	(0.27)	(3.29)	(3.56)	18.02	11.18	559,863	0.37	0.37	1.04	26

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not include the effect of fees and charges incurred at the separate account level. If such expenses had been included, total return would have been lower for each period presented.
(3)	The performance and financial history prior to May 24, 2021 are that of the Predecessor Fund. Information presented is for the nine months ended May 31, 2021.
(4)	Annualized

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A
VALIC Company I
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Capital Appreciation Fund	Capital appreciation	Growth	•Management risk •Equity securities risk •Growth style risk •Large-cap companies risk •Market risk •Technology Sector risk •Sector risk •Securities lending risk	The Fund invests in equity securities of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index.
Core Bond Fund	High total return	Fixed income
•Management risk
•Active trading risk
•Credit risk
•Call or prepayment risk
•Foreign investment risk
•Emerging markets risk
•Currency risk
•Interest rate risk
•Junk bond risk
•Market risk
•Mortgage-backed securities
risk
•Non-mortgage asset-backed
securities risk
•Securities lending risk
•U.S. Government
Obligations risk

The Fund invests, under
normal circumstances, at least
80% of net assets in medium-
to high-quality fixed income
securities, including corporate
debt securities of domestic
and foreign companies, or in
securities issued or
guaranteed by the U.S.
Government, mortgage-
backed or asset-backed
securities. A significant portion
of the Fund’s U.S. government
securities may be issued or
guaranteed by the Federal
National Mortgage Association
(“FNMA”), the Federal Home
Loan Mortgage Corporation
(“FHLMC”) or the Government
National Mortgage Association
(“GNMA”).
Although the Fund invests
primarily in medium- to high-
quality fixed income securities,
which are considered
investment-grade, up to 20%
of its net assets may be
invested in lower-quality fixed
income securities (often
referred to as “junk bonds”),
which are considered below
investment-grade.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Dividend Value Fund	Capital growth by investing in common stocks, and secondarily income	Value
•Management risk
•Dividend-paying stock risks
•Equity securities risk
•Value style risk
•Growth style risk
•Convertible securities risk
•Preferred stock risk
•Income producing stock
availability risk
•Large-cap companies risk
•Market risk
•Mid-cap company risk
•Small-cap company risk
•Foreign investment risk
•Depositary receipts risk
•Warrants and Rights risk
•Real Estate Investment
Trusts risk
•Securities lending risk

The Fund seeks to achieve its
objective by investing primarily
in a diversified portfolio of
equity securities including
common stock, preferred
stock and convertible
securities. Under normal
circumstances, the Fund will
invest at least 80% of its net
assets in dividend paying
equity securities. The Fund
may invest in securities of
companies with any market
capitalization, but will
generally focus on large cap
securities. In selecting
portfolio securities, one of the
Subadvisers will generally
employ a value-oriented
analysis, but may purchase
equity securities based on a
growth-oriented analysis when
such securities pay dividends
or the Subadviser believes
such securities have
particularly good prospects for
capital appreciation. The other
Subadviser typically
emphasizes dividend paying
equity securities with a focus
placed upon current dividend
levels as well as dividend
growth over time and looks for
potential for capital
appreciation, sound or
improving balance sheets and
effective management teams
that exhibit a desire to earn
consistent returns for
shareholders.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Emerging Economies Fund	Capital appreciation	Emerging countries
•Management risk
•Foreign investment risk
•Emerging markets risk
•Quantitative Investing Risk
•Currency risk
•Geographic risk
•Equity securities risk
•Preferred stock risk
•Depositary receipts risk
•Convertible Securities risk
•IPO risk
•Model risk risk
•Derivatives risk
•Hedging risk
•Market risk
•Securities lending risk

Under normal circumstances,
the Fund invests at least 80%
of value of its net assets in
equity securities of emerging
market companies and other
investments that are tied
economically to emerging
markets.

Global Real Estate Fund	High total return through long-term growth of capital and current income	Real estate and real estate- related securities
•Focused Fund risk
•Management risk
•Real estate investments risk
•Real Estate Investment
Trusts risk
•Equity securities risk
•Currency risk
•Emerging markets risk
•Foreign investment risk
•Geographic risk
•Market risk
•Mid-cap company risk
•Small-cap company risk
•Synthetic securities risk
•Securities lending risk
•Short position risk
The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies.
Government Securities Fund	High current income and protection of capital through investments in intermediate and long-term U.S. government debt securities	U.S. government obligations
•U.S. government obligations
risk
•Credit risk
•Interest rate risk
•Call or prepayment risk
•Currency risk
•Foreign investment risk
•Market risk
•Mortgage-backed securities
risk
•Asset-backed securities risk
•Securities lending risk
•Money Market Securuties
risk
•Repurchase agreements
risk
The Fund invests at least 80% of net assets in intermediate- and long-term U.S. Government and government sponsored debt securities.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Growth Fund	Long-term capital growth	Growth
•Index risk
•Failure to match index
performance risk
•Management risk
•Dividend-paying stocks risk
•Derivatives risk
•Equity Securities risk
•Currency risk
•Foreign Investment risk
•Depositary Receipts risk
•Emerging Markets risk
•Focused Fund risk
•Growth Style risk
•Large- and Mid-Cap
company risk
•Small-Cap Company risk
•Market risk
•Non-Diversification risk
•Price Volatility risk
•Securities Lending risk
•Sector risk

The Fund attempts to achieve
its investment objective by
investing primarily in common
stock of companies that are
selected based on such
factors as strong earnings,
strong sales and revenue
growth and capital
appreciation potential. The
Fund will emphasize common
stock of companies with mid-
to large-stock market
capitalizations; however, the
Fund also may invest in the
common stock of small
companies. The Fund
generally invests at least 65%
of its total assets in equity
securities. Equity securities
consist of common stock and
American Depositary Receipts
(“ADRs”). The Fund may
invest without limitation in the
securities of foreign
companies in the form of
ADRs. In addition to ADRs,
the Fund may also invest up to
20% of its total assets in
securities of foreign
companies, including
companies located in
emerging markets.

High Yield Bond Fund	High total return and income	Fixed income	•Management risk •Call or prepayment risk •Credit risk •Currency risk •Foreign investment risk •Interest Rate risk •Junk Bond risk •Market risk •Securities Lending risk
At least 80% of the Fund’s net
assets are invested, under
normal circumstances, in high-
yield, below-investment grade
fixed income securities (often
referred to as “junk bonds”).
The Fund may also invest up
to 20% of its net assets in
below-investment grade
foreign fixed income
securities.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Inflation Protected Fund	Maximum real return	Inflation- indexed fixed income securities
•Inflation-Indexed Securities
risk
•Risks of inflation indexing
methodology
•Interest Rate risk
•Call or Prepayment risk
•Credit risk
•Foreign Investment risk
•Emerging Markets risk
•Currency risk
•Market risk
•U.S. Government
Obligations risk
•Foreign Sovereign Debt risk
•Mortgage and Asset-Backed
Securities risk
•Collateralized Loan
Obligation risk
•Derivatives risk
•Futures risk
•Counterparty risk
•Hedging risk
•Active Trading risk
•Securities Lending risk

The Fund seeks to achieve its
investment objective by
investing, under normal
circumstances, at least 80% of
its net assets in inflation-
indexed fixed income
securities issued by domestic
and foreign governments
(including those in emerging
market countries), their
agencies or instrumentalities,
and corporations and in
derivative instruments that
have economic characteristics
similar to such securities.

International Equities Index Fund	Long-term growth of capital through investments in equity securities that, as a group, are expected to provide investment results closely corresponding to the performance of the MSCI EAFE index	Index
•Equity Securities risk
•Derivatives risk
•Index risk
•Failure to Match Index
Performance risk
•Foreign Investment risk
•Currency risk
•Geographic risk
•Japan Exposure risk
•Large- and Mid-Cap
Companies risk
•Market risk
•Securities Lending risk
The Fund is managed to seek to track the performance of the MSCI EAFE Index, which measures the stock performance of large- and mid-cap companies in developed countries outside the U.S.
International Government Bond Fund	High current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments	Foreign government fixed income securities
•Call or Prepayment risk
•Credit risk
•Currency risk
•Derivatives risk
•Hedging risk
•Foreign Investment risk
•Emerging markets risk
•Foreign Sovereign Debt risk
•Interest Rate risk
•Junk Bond risk
•Market risk
•Non-Diversification risk
•Money Market Securities
Risk
•U.S. Government
Obligations risk
•Securities lending risk

The Fund aims to provide
foreign investment
opportunities primarily in
investment grade government
and government sponsored
debt securities. Under normal
circumstances, at least 80% of
net assets of the Fund must
be government issued,
sponsored or guaranteed.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
International Growth Fund	Capital appreciation	International growth
•Management risk
•ESG Investment Risk
•Foreign Investment risk
•Focused Fund risk
•Consumer Discretionary
Risk
•Currency risk
•Depositary Receipts risk
•Emerging Markets risk
•Equity Securities risk
•Large-cap Companies risk
•Mid-Cap Company risk
•Small-Cap Company risk
•Growth Style risk
•Iliquidity risk
•Market risk
•Securities lending risk

Under normal market
conditions, the Fund’s
Subadviser seeks to achieve
the Fund’s objective by
investing primarily in
established companies on an
international basis, with
capitalizations, within the
range of companies included
in the MSCI ACWI ex USA
Index.

International Opportunities Fund	Long-term capital appreciation	International
•Management risk
•Currency risk
•Foreign investment risk
•Emerging markets risk
•Equity Securities risk
•Depositary receipts risk
•Geographic risk
•Growth Style risk
•Japan Exposure risk
•Market risk
•Securities lending risk
•Mid-Cap Company risk
•Small-Cap Company risk
•Sector Risk

Under normal market
conditions, at least 80% of the
Fund’s net assets will be
invested in equity and equity-
related securities of small to
mid-cap companies
throughout the world,
excluding the United States.
The Fund may hold foreign
currencies and non-dollar
denominated foreign
securities.

International Value Fund	Long-term growth of capital	International value
•Management risk
•Equity Securities risk
•Derivatives risk
•Dividend-Paying Stocks risk
•Large-Cap Companies risk
•Mid-Cap Company risk
•Small-Cap Company risk
•Hedging risk
•Warrant risk
•Dividend-paying Stocks risk
•Focused Fund Risk
•Sector Risk
•Foreign Investment risk
•Currency risk
•Depository Receipts risk
•Geographic risk
•Market risk
•Value Style risk
•Securities Lending risk

Under normal market
conditions, the Fund invests at
least 80% of its net assets in
equity securities of foreign
issuers. The Fund will invest in
securities of at least three
different countries, including
the United States. The Fund
normally invests in common
stock, preferred stock, rights,
warrants and American
Depository Receipts (ADRs).

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Large Cap Core Fund	Long-term growth of capital	Growth
•Management risk
•Dividend-paying Stocks risk
•Depositary receipts risk
•Derivatives risk
•Equity Securities risk
•ESG Investment Risk
•Futures Risk
•Foreign Investment risk
•Large-Cap Companies risk
•Growth Style risk
•Market risk
•Sector risk
•Technology sector risk
•Securities lending risk

The Fund seeks to meet its
objective by investing,
normally, at least 80% of its
net assets in securities of
large-cap companies. In
complying with this 80%
investment requirement, the
Fund will invest primarily in
equity securities, which may
include common stocks and
depositary receipts.

Mid Cap Index Fund
Growth of capital
through
investments
primarily in a
diversified portfolio
of common stocks
that, as a group,
are expected to
provide investment
results closely
corresponding to
the performance
of the S&P Mid
Cap 400® index
		Index	•Derivatives risk •Index risk •Failure to Match Index Performance risk •Equity Securities risk •Market risk •Mid-Cap Company risk •Securities lending risk
The Fund is managed to seek
to track the performance of
the S&P Mid Cap 400® Index,
which measures the
performance of the mid-
capitalization sector of the
U.S. equity market. Under
normal circumstances, at least
80% of the Fund’s net assets
are invested in stocks that are
in the Index.

Mid Cap Strategic Growth Fund	Long-term capital growth	Growth
•Management risk
•Currency risk
•Equity Securities risk
•Foreign Investment risk
•Emerging Markets risk
•Growth Style risk
•Market risk
•Mid-Cap Company risk
•Privately Placed Securities
risk
•Securities lending risk

The Subadvisers seek long-
term capital growth by
investing primarily in growth-
oriented equity securities of
U.S. domestic and foreign mid-
cap companies. Under normal
circumstances, at least 80% of
the Fund’s net assets will be
invested in common stocks of
mid-cap companies.

Mid Cap Value Fund	Capital growth	Value	•Management risk •Depositary Receipts risk •Equity Securities risk •Foreign Investment risk •Market risk •Mid-Cap Company risk •Securities Lending risk •Value Style risk
The Fund invests, under
normal circumstances, at least
80% of net assets in equity
securities of mid-cap
companies. The Subadvisers
use value-oriented investment
approaches to identify
companies in which to invest
the Fund’s assets.
The Fund may also invest in
Depositary Receipts, which
are instruments issued by a
bank that represent an interest
in a foreign issuer’s securities.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Nasdaq-100® Index Fund	Long-term capital growth through investments in the stocks that are included in the Nasdaq100® Index	Index	•Technology Sector risk •Equity Securities risk •Index risk •Failure to Match Index Performance risk •Derivatives risk •Market risk •Non-Diversification risk •Sector risk •Securities Lending risk
The Fund invests in stocks
that are included in the Index.
The Index represents the
largest and most active
nonfinancial domestic and
international securities listed
on The NASDAQ Stock
Market, based on market
value (capitalization).

Science & Technology Fund	Long-term capital appreciation	Specialty growth
•Management risk
•Technology Sector risk
•Dividend-Paying Stocks risk
•Equity Securities risk
•Emerging Markets risk
•Currency risk
•Foreign Investment risk
•Geographic risk
•IPO risk
•Market risk
•Non-Diversification risk
•Sector risk
•Securities lending risk
•Privately Placed Securities
risk
•Mid-Cap Company risk
•Small-Cap Company risk
•Active Trading risk

The Fund invests, under
normal circumstances, at least
80% of net assets in the
common stocks of companies
that are expected to benefit
from the development,
advancement, and use of
science and/or technology.

Small Cap Growth Fund	Long-term capital growth	Growth	•Management risk •Equity Securities risk •Growth Style risk •Market risk •Securities lending risk •Small-Cap Company risk
Under normal market
conditions, the Fund invests at
least 80% of net assets in the
equity securities of small cap
companies. Typically, the Fund
invests in securities of
companies with a history of
above-average growth, as well
as companies expected to
have above-average growth.

Small Cap Index Fund
Growth of capital
through
investment
primarily in a
diversified portfolio
of common stocks
that, as a group,
the subadviser
believes may
provide investment
results closely
corresponding to
the Russell 2000®
index
		Index	•Index risk •Failure to Match Index Performance risk •Market risk •Equity Securities risk •Small-Cap Company risk •Securities Lending risk •Derivatives risk
The Fund is managed to seek
to track the performance of
the Russell 2000® Index,
which measures the
performance of those Russell
2000 companies with higher
price-to-book ratios and higher
forecasted growth values. The
Fund invests under normal
circumstances at least 80% of
net assets in stocks that are in
the Index.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Small Cap Special Values Fund	Growth of capital by investing primarily in common stocks	Value	•Management risk •Equity Securities risk •Small-Cap Company risk •Value Style risk •Market risk •Securities Lending risk
Under normal market
conditions, the Fund invests at
least 80% of its net assets in
common stocks of domestic
small-cap companies. The
Subadvisers look for
significantly undervalued
companies that they believe
have the potential for above-
average appreciation with
below-average risk.

Small Cap Value Fund	Maximum long- term return	Value	•Management risk •Equity Securities risk •Market risk •Securities Lending risk •Small-Cap Company risk •Value Style risk
The Fund invests, under
normal circumstances, at least
80% of its net assets in equity
securities of small-cap
companies. The Subadvisers
will use a value-oriented
approach. Companies will be
selected based upon valuation
characteristics such as price-
to-cash flow ratios which are
at a discount to market
averages.

Stock Index Fund	Long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 index	Index	•Derivatives risk •Management risk •Index risk •Failure to Match Index Performance risk •Equity Securities risk •Large-and Mid-Cap Company risk •Market risk •Securities Lending risk
The Fund is managed to seek
to track the performance of
the S&P 500® Index, which
measures the stock
performance of 500 large- and
mid-cap companies and is
often used to indicate the
performance of the overall
stock market. The Fund
invests, under normal
circumstances, at least 80% of
net assets in stocks that are in
the Index.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Systematic Core Fund	Long-term growth of capital	Growth	•Disciplined Strategy risk •Equity Securities risk •Factor-Based Investing risk •Large-Cap Companies risk •Management risk •Market risk •Securities lending risk
The Fund seeks to achieve a
higher risk-adjusted
performance than the Russell
1000® Index over the long
term through a proprietary
selection process employed by
the Fund’s Subadviser. The
Subadviser uses a rules-
based methodology that
emphasizes quantitatively-
based stock selection and
portfolio construction and
efficient implementation. The
Fund seeks to capture
common sources of active
equity returns, including the
following factors: value (i.e.,
how attractively a stock is
priced relative to its
“fundamentals,” such as book
value and free cash flow),
momentum (i.e., whether a
company’s share price is
trending up or down), quality
(i.e., profitability) and low
volatility (i.e., a relatively low
degree of fluctuation in a
company’s share price over
time).

Systematic Growth Fund	Long-term capital growth, and secondarily income	Growth
•Management risk
•Equity Securities risk
•Growth Style riskFactor-
Based Investing risk
•Large- and Mid-Cap
Company risk
•Preferred Stock risk
•Convertible Securities risk
•Warrants and Rights risk
•Quantitative Investing risk
•Sector risk
•Active Trading Risk
•Market risk
•Non-Diversification risk
•Securities Lending risk

The Fund invests primarily in
equity securities of issuers
included in the Russell 1000®
Growth Index (the “Index”) at
the time of purchase. The
equity securities in which the
Fund invests include common
stock, preferred stock,
convertible securities, rights,
and warrants. The Fund may
at times have significant
exposure to one or more
industries or sectors and may
be overweight with respect to
certain securities (i.e., the
Fund will hold a greater
percentage of those securities
than the Index) and
underweight with respect to
others (i.e., the Fund will hold
a lesser percentage of those
securities than the Index).
Such weightings may change
over time.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
Systematic Value Fund	Total return through capital appreciation	Value
•Management risk
•Equity Securities risk
•Factor-based Investring risk
•Preferred Stock risk
•Convertible Securities risk
•Warrants and Rights risk
•Large and Mid-Cap
Company risk
•Market risk
•Value Style risk
•Quantitative Investing risk
•Sector Risk
•Active Trading risk
•Securities Lending risk

The Fund seeks to achieve its
investment objective by
investing primarily in equity
securities of U.S. large- and
mid-cap companies.
Companies are determined to
be large- or mid-cap based on
the inclusion of their equity
securities in the Russell
1000® Value Index, whose
constituents are companies
that exhibit certain value
qualities, as defined by the
index provider, such as lower
price-to-book ratios, and lower
expected growth values. The
equity securities in which the
Fund invests include common
stock, preferred stock,
convertible securities, rights
and warrants.

Appendix A
Fund	Investment Objective	Principal Investment Strategy	Principal Risk Factors	Principal Investment Techniques
U.S. Socially Responsible Fund	Growth of capital	Specialty growth
•Convertible securities risk
•Derivatives risk
•Equity securities risk
•ESG Investment Risk
•Failure to match index
performance risk
•Foreign investment risk
•Market risk
•Preferred stock risk
•Securities lending risk

The Fund invests, under
normal circumstances, at least
80% of its net assets in the
equity securities of U.S.
companies meeting the Fund’s
social criteria. The Fund does
not invest in companies that
are significantly engaged in:
•the manufacture or
distribution of civilian
firearms, military weapons
or weapons delivery
systems;
•the manufacture or
distribution of alcoholic
beverages or tobacco
products;
•the operation of gambling-
related businesses;
•the production of nuclear
energy;
•have a history of poor labor-
management relations;
•engage in businesses or
have products that have a
severely negative impact on
the environment;
•have significant business
operations in countries
whose governments pose
human rights concerns;
operate businesses that
have a significantly adverse
impact on the communities
in which they are located;
•engage in businesses or
have products that have a
severely negative impact on
their customers, which may
include companies that have
products that pose safety or
health concerns, engage in
practices that are anti-
competitive or have
marketing that is
inappropriate or misleading;
and
•have a history of poor
business ethics, which may
include companies that have
incidents of bribery or fraud,
or poor governance
structures.

Interested in Learning More?
The Statement of Additional Information (“SAI”) incorporated by reference into this prospectus contains additional information about VC I’s operations.
Further information about the Funds’ investments is available in VC I’s annual and semi-annual reports to shareholders and in annual and semi-annual financial statements (“Form N-CSR”). VC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during their last fiscal year. In the Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.
The Variable Annuity Life Insurance Company (“VALIC”) can provide you with a free copy of these materials or other information about VC I with respect to each Fund. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. VC I’s prospectus, SAI, annual and semi-annual shareholder reports, and Form N-CSR are available online at https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds.
The Securities and Exchange Commission (“SEC”) maintains copies of these documents, which are available on the EDGAR Database on the SEC’s web site at http://www.sec.gov. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.
Investment Company Act filing number 811-03738

VALIC Company I
P.O. Box 3206
Houston, TX 77252-3206
VC 9017-P (10/2025) J102601

VALIC Company I
Ticker Symbol:
AGGRESSIVE ALLOCATION LIFESTYLE FUND	VLAGX
ASSET ALLOCATION FUND	VCAAX
CAPITAL APPRECIATION FUND	VAPPX
CONSERVATIVE ALLOCATION LIFESTYLE FUND	VGCLX
CORE BOND FUND	VCBDX
DIVIDEND VALUE FUND	VCIGX
DYNAMIC ALLOCATION FUND	VDAFX
EMERGING ECONOMIES FUND	VCGEX
GLOBAL REAL ESTATE FUND	VGREX
GLOBAL STRATEGY FUND	VGLSX
GOVERNMENT SECURITIES FUND	VCGSX
GROWTH FUND	VCULX
HIGH YIELD BOND FUND	VHYLX
INFLATION PROTECTED FUND	VCTPX
INTERNATIONAL EQUITIES INDEX FUND	VCIEX
INTERNATIONAL GOVERNMENT BOND FUND	VCIFX
INTERNATIONAL GROWTH FUND	VCINX
INTERNATIONAL OPPORTUNITIES FUND	VIOPX
INTERNATIONAL SOCIALLY RESPONSIBLE FUND	VCSOX
INTERNATIONAL VALUE FUND	VCFVX
LARGE CAP CORE FUND	VLCGX
MID CAP INDEX FUND	VMIDX
MID CAP STRATEGIC GROWTH FUND	VMSGX
MID CAP VALUE FUND	VVMCX
MODERATE ALLOCATION LIFESTYLE FUND	VLSMX
NASDAQ-100® INDEX FUND	VCNIX
SCIENCE & TECHNOLOGY FUND	VCSTX
SMALL CAP GROWTH FUND	VVSGX
SMALL CAP INDEX FUND	VCSLX
SMALL CAP SPECIAL VALUES FUND	VSSVX
SMALL CAP VALUE FUND	VVSCX
STOCK INDEX FUND	VSTIX
SYSTEMATIC CORE FUND	VCGAX
SYSTEMATIC GROWTH FUND	VCBCX
SYSTEMATIC VALUE FUND	VBCVX
U.S. SOCIALLY RESPONSIBLE FUND	VSRDX

Statement of Additional Information

PART B
October 1, 2025
This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectus for VALIC Company I (“VC I”). It should be read in conjunction with the Prospectus. The SAI relates to the Prospectus dated October 1, 2025. VC I’s audited financial statements with respect to the Funds are incorporated into this SAI by reference to its Annual Financial Statements and Other Information for the fiscal year ended N-CSR (the “2025 Annual Financial Statements”). You may request a copy of the 2025 Annual Financial Statements at no charge by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

i

GENERAL INFORMATION AND HISTORY

VC I was incorporated in Maryland on December 7, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I’s Board of Directors (the “Board”), VALIC (the “Adviser”) serves as the investment adviser to each Fund (as defined below) and conducts the business and affairs of VC I. Additionally, VALIC has engaged one or more investment subadvisers (each hereinafter referred to as a “Subadviser” and collectively as the “Subadvisers”) to provide investment subadvisory services for each Fund subject to VALIC’s oversight. VC I consists of separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of shares of common stock. The Aggressive Allocation Lifestyle Fund, Conservative Allocation Lifestyle Fund, and Moderate Allocation Lifestyle Fund are collectively referred to as the “Lifestyle Funds.” Each of the Funds, except the Systematic Growth Fund, Growth Fund, International Government Bond Fund, Nasdaq-100® Index Fund, and Science & Technology Fund, is “diversified” as the term is used in the 1940 Act.
VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each, a “Plan”), individual retirement accounts (“IRAs”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).
VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company (“AGSPC”) on January 14, 1985, to North American Funds Variable Product Series I on October 1, 2000, and to VALIC Company I on December 31, 2001. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company I; and it was renamed VALIC Company I on May 1, 2009.
Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001
American General Aggressive Growth Lifestyle Fund	North American–AG Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
AGSPC Asset Allocation Fund	North American–AG Asset Allocation Fund	Asset Allocation Fund
N/A (new fund 11/1/2000)	North American–T. Rowe Price Systematic Growth Fund	Systematic Growth Fund
American General Large Cap Growth Fund	North American–AG Goldman Sachs Large Cap Growth Fund	Capital Appreciation Fund
American General Conservative Growth Lifestyle Fund	North American–AG Conservative Growth Lifestyles Fund	Conservative Growth Lifestyle Fund
American General Core Bond Fund	North American–AG Core Bond Fund	Core Bond Fund
N/A (new fund 12/19/2012)	N/A	Dynamic Allocation Fund
AGSPC Government Securities Fund	North American–AG Government Securities Fund	Government Securities Fund
American General High Yield Bond Fund	North American–AG High Yield Bond Fund	High Yield Bond Fund
AGSPC International Government Bond Fund	North American–AG International Government Bond Fund	International Government Bond Fund
N/A (new fund 10/1/2000)	North American–Founders Large Cap Growth Fund	Large Cap Growth Fund
AGSPC Mid Cap Index Fund	North American–AG Mid Cap Index Fund	Mid Cap Index Fund
American General Mid Cap Value Fund	North American–AG Neuberger Berman MidCap Value Fund	Mid Cap Value Fund
2

Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001
American General Moderate Growth Lifestyle Fund	North American–AG Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
N/A (new fund 10/1/2000)	North American–AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
AGSPC Science & Technology Fund	North American–T. Rowe Price Science & Technology Fund	Science & Technology Fund
American General Small Cap Growth Fund	North American–J.P. Morgan Small Cap Growth Fund	Small Cap Growth Fund
AGSPC Small Cap Index Fund	North American–AG Small Cap Index Fund	Small Cap Index Fund
American General Small Cap Value Fund	North American Small Cap Value Fund	Small Cap Value Fund
AGSPC Stock Index Fund	North American–AG Stock Index Fund	Stock Index Fund
The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of VC I through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund, Inc. changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the “Opportunities Fund,” was reorganized with and into the Systematic Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund. Effective as of the close of business on May 26, 2006, (i) the Large Cap Growth Fund was reorganized with and into the Growth Fund (formerly, the VALIC Ultra Fund), (ii) the Income & Growth Fund changed its name to the Core Value Fund and (iii) the Broad Cap Value Fund changed its name to the Broad Cap Value Income Fund. Effective October 1, 2007, the Social Awareness Fund changed its name to the Global Social Awareness Fund. Effective December 10, 2007, the VALIC Ultra Fund changed its name to the Growth Fund. Effective March 10, 2008, the Small Cap Strategic Growth Fund changed its name to the Small-Mid Growth Fund. Effective October 1, 2008, the Real Estate Fund changed its name to the Global Real Estate Fund. Effective June 4, 2010, the Core Value Fund changed its name to the Dividend Value Fund. Effective October 1, 2011, the Global Equity Fund changed its name to the Emerging Economies Fund and the International Growth I Fund changed its name to the International Growth Fund. The Value Fund commenced operations on December 31, 2001. The Dynamic Allocation Fund commenced operations on December 19, 2012. Effective June 16, 2014, the International Equities Fund changed its name to the International Equities Index Fund. Effective September 10, 2018, the Foreign Value Fund changed its name to International Value Fund. Effective June 4, 2019, the Global Social Awareness Fund changed its name to the International Socially Responsible Fund. Effective September 30, 2019, the Broad Cap Value Income Fund changed its name to the Systematic Value Fund. Effective April 27, 2020, the Growth & Income Fund changed its name to the Systematic Core Fund. Effective December 31, 2001, the North American-T. Rowe Price Blue Chip Growth Fund changed its name to the Blue Chip Growth Fund. Effective May 1, 2023, the Blue Chip Growth Fund changed its name to the Systematic Growth Fund. Effective September 29, 2025, the Large Capital Growth Fund changed its name to the Large Cap Core Fund. Effective September 29, 2025, the Aggressive Growth Lifestyle Fund changed its name to the Aggressive Allocation Lifestyle Fund. September 29, 2025, the Conservative Growth Lifestyle Fund changed its name to the Conservative Allocation Lifestyle Fund. September 29, 2025, the Moderate Growth Lifestyle Fund changed its name to the Moderate Allocation Lifestyle Fund.
On April 19, 2021 and May 24, 2021, certain Funds (“Acquiring Funds”) acquired all of the assets and liabilities of certain series of VC I and/or VALIC Company II (“VC II”) (“Target Funds”), as set forth in the below tables (each, a “Reorganization” and collectively, the “Reorganizations”). With respect to those Reorganizations that occurred on May 24, 2021 (the “May Reorganizations”), certain series of VC II are considered the accounting and performance survivors of their Reorganizations (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”); accordingly, certain financial history presented in this SAI for those Acquiring Funds that participated in the May Reorganizations is that of the Predecessor Funds, as applicable.
The following Reorganizations occurred on April 19, 2021:
Acquiring Fund	Target Fund(s)
Mid Cap Strategic Growth Fund	Mid Cap Growth Fund, a series of VC II Small-Mid Growth Fund, a series of VC I
3

Acquiring Fund	Target Fund(s)
Science & Technology Fund	Health Sciences Fund, a series of VC I
Systematic Core Fund	Core Equity Fund, a series of VC I Large Cap Core Fund, a series of VC I
Systematic Value Fund	Large Cap Value Fund, a series of VC II Value Fund, a series of VC I
The following Reorganizations occurred on May 24, 2021:
Acquiring Fund	Target Fund(s)
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund, a series of VC II*
Capital Appreciation Fund	Capital Appreciation Fund, a series of VC II*
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund, a series of VC II*
Core Bond Fund	Capital Conservation Fund, a series of VC I Core Bond Fund, a series of VC II*
High Yield Bond Fund	High Yield Bond Fund, a series of VC II*
International Opportunities Fund	International Opportunities Fund, a series of VC II*
Mid Cap Value Fund	Mid Cap Value Fund, a series of VC II*
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund, a series of VC II*
Small Cap Growth Fund	Small Cap Aggressive Growth Fund, a series of VC I Small Cap Fund, a series of VC I Small Cap Growth Fund, a series of VC II*
Small Cap Value Fund	Small Cap Value Fund, a series of VC II*
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund, a series of VC II*

*
Predecessor Fund of the respective Reorganization(s).
The Government Money Market I Fund was liquidated effective July 22, 2022.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding voting securities.
The fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid investments and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions or any other restrictions will not include cash collateral held in connection with securities lending activities.
In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S&P Stock Guide, Global Industry Classification Standard (“GICS”) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/or the industry classifications set forth in the prospectus of the issuing company of the investment. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.
4

Fundamental Investment Restrictions
Each Fund may not:
1.
Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.
Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.
Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.
Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
5.
Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.
Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
7.
All Funds, except the Global Real Estate Fund and Nasdaq-100® Index Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.
8.
Global Real Estate Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund will concentrate its investments in the real estate industry.
9.
Nasdaq-100® Index Fund: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to approximately the same extent that its benchmark index is concentrated in one or more particular industries.
The Funds’ fundamental investment restrictions will be interpreted broadly. For example, the restrictions will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
The following descriptions of the 1940 Act may assist investors in understanding the above restrictions.
With respect to fundamental investment restriction number 1 above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings (other than the 5% temporary borrowings); provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. The investment restriction will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act and applicable SEC and SEC staff interpretive positions and guidance. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending are not considered to be borrowings under the restriction. Practices and investments that
5

may involve leverage but are not considered to be borrowings are not subject to the restriction to the extent consistent with applicable SEC and SEC staff interpretive positions and guidance.
With respect to fundamental investment restriction number 2 above, the 1940 Act permits a Fund to engage in the underwriting business or underwrite the securities of other issuers within certain limits. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund if it invests in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, investment restriction number 2 above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.
With respect to fundamental investment restriction number 3 above, the 1940 Act permits a Fund to make loans within certain limits. The fundamental investment restriction permits a Fund to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allows the Fund to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets. The fundamental investment restriction will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans under the restriction.
With respect to fundamental investment restriction number 4, the 1940 Act prohibits a Fund from issuing “senior securities,” which are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund also may borrow up to an additional 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The fundamental investment restriction will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental investment restriction number 5, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid investments it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) limits a Fund’s acquisition of any illiquid investment, if at any time, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The restriction will be interpreted to permit a Fund to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to fundamental investment restriction number 6, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a Fund is limited in the amount of illiquid investments it may purchase. To the extent that investments in commodities are considered illiquid, the Liquidity Rule limits a Fund’s acquisition of any illiquid investment, if at any time, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The restriction will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.
With respect to fundamental investment restriction numbers 7 through 9, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that
6

interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The fundamental investment restriction will be interpreted to refer to concentration as it may be determined from time to time. The fundamental investment restriction also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (other than private activity municipal debt securities whose principal and interest payments are derived principally from the revenues and the assets of a non-governmental user); and repurchase agreements collateralized by any of such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Finally, the restriction will be interpreted to give broad authority to the Funds as to how to classify issuers within or among industries. The Dynamic Allocation Fund and the Lifestyle Funds do not consider investment companies to be an industry for purposes of this restriction and the investment by a Fund in an Underlying Fund that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Fund in that particular industry or group of industries.
Operating Policies
Asset-Backed Securities
All Funds, except the Lifestyle Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.
Explanation: The Lifestyle Funds may not invest in asset-backed securities.
Single Investment Companies
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Systematic Growth Fund, and the portion of the Science & Technology Fund sub-advised by BlackRock Investment Management, LLC (“BlackRock”) may invest more than 5% of its total assets in a single investment company.
Total Investment Company Investment
All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Lifestyle Funds, the Systematic Growth Fund, and the portion of the Science & Technology Fund sub-advised by BlackRock may invest more than 10% of its total assets in investment company securities.
Explanation: Each Lifestyle Fund may invest more than 10% of its total assets in investment company securities.
Single Investment Company Voting Securities
All Funds, except the Lifestyle Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Lifestyle Funds, the Systematic Growth Fund, and the portion of the Science & Technology sub-advised by BlackRock may invest more than 3% of its total assets in the voting securities of a single investment company.
Explanation: Each Lifestyle Fund may invest more than 3% of its total assets in the voting securities of a single investment company.
Certificates of Deposit and Bankers Acceptances
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
Credit Default Swaps
The Asset Allocation Fund may invest up to 10% of its net assets in credit default swaps.
High Yield Securities (“Junk Bonds”)
The Global Strategy Fund may invest up to 15% of its total assets in junk bonds, but no more than 10% of the Fund’s total assets may be invested in defaulted debt securities. The Inflation Protected Fund and Global Real Estate Fund may invest up to 10% of its total assets in junk bonds.
7

Loan Participations and Assignments
The Asset Allocation Fund may invest up to 15% of its net assets in loan participations and assignments.
Real Estate Investment Trusts
The Systematic Value Fund may invest up to 15% of its net assets in real estate securities and real estate investment trusts (“REITs”).
Unseasoned Issuers
The Asset Allocation Fund may invest up to 10% of its net assets in unseasoned issuers.
Zero Coupon Bonds
High Yield Bond Fund: The High Yield Bond Fund may invest up to 15% of its net assets in zero coupon securities (securities not paying current cash interest).
AllianceBernstein Fixed income Shares—Government STIF Portfolio
Dynamic Allocation Fund
AllianceBernstein LP (“AllianceBerstein”), the Subadviser to the Overlay Component, may invest any cash in its AllianceBernstein Fixed income Shares—Government STIF Portfolio.

INVESTMENT PRACTICES

The Funds may assume temporary defensive positions in response to adverse market, economic, political or other conditions. The Funds may invest up to 100% of their total assets in high-quality, short-term debt securities and money market instruments for this purpose. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. When a Fund is in a defensive position, the opportunity to achieve its investment objective is limited. To the extent a Fund invests in money market mutual funds when in a defensive position, you will indirectly bear the cost of the money market funds’ advisory fees and operational fees.
The Dynamic Allocation Fund has two components, one of which is the Fund-of-Funds Component which invests in underlying funds of VC I (“Underlying Funds”). The Lifestyle Funds also invest in Underlying Funds. Although the Fund-of-Funds Component of the Dynamic Allocation Fund and the Lifestyle Funds may not engage directly in the investment practices described below, they may indirectly engage in such practices through the purchases of shares of Underlying Funds which may engage in such practices.
For ease of reference, a table reflecting the investment practices in which the Funds may engage is located in Appendix B. In the event of any discrepancy between Appendix B and the disclosure contained in the Prospectus and SAI, the latter shall control.
Adjustable Rate Instruments
Each Fund, except the Lifestyle Funds, may invest in adjustable rate money market instruments. Adjustable rate instruments (i.e., variable rate and floating rate instruments) are instruments that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate instruments may be shortened under certain special conditions described more fully below.
Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (i) at any time upon notice of usually 30 days or less, or (ii) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
8

In the case of adjustable rate instruments that are not subject to a demand feature, a Fund is reliant on the secondary market for liquidity. The lack of a liquid secondary market may have an adverse impact on the market price of an instrument and a Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. As a result of possible extended settlement periods, a Fund may be required to sell other investments or temporarily borrow to meet its cash needs, including satisfying redemption requests.
In certain circumstances, some adjustable rate instruments may not be deemed to be securities, and in the event of fraud or misrepresentation by an issuer, purchasers of these types of instruments, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, purchasers generally must rely on the contractual provisions in the instrument itself and common-law fraud protections under applicable state law.
Asset-Backed Securities
Each Fund, except the International Growth Fund, International Value Fund, Large Cap Core Fund, Lifestyle Funds and Systematic Value Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.
Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.
Each of the Funds listed above may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments. Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs’ assets represent investments in finance companies, a Fund may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Fund’s holdings of SIV securities.
Bank Obligations
Each Fund, other than the Large Cap Core Fund and Lifestyle Funds, may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid investments.
The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined
9

by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Subadviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Borrowing
All of the Funds are authorized to borrow money to the extent permitted by applicable law. The 1940 Act permits each Fund to borrow up to 33 1/3% of its total assets from banks for any purpose. In addition, each Fund may borrow up to 5% of its total assets for temporary purposes. In seeking to enhance performance, a Fund may borrow for investment purposes and may pledge assets to secure such borrowings. From time to time, a Fund may agree to restrict the extent to which it may borrow money, as a condition to having a line of credit or other type of lending facility.
To the extent a Fund borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the net asset value of the assets allocated to these Funds in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Fund’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Fund’s assets would be reduced due to the added expense of interest on borrowed monies. Each of the Funds is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets). The time and extent to which the Funds may employ leverage will be determined by the respective Subadviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.
Any such borrowing will be made pursuant to the requirements of the 1940 Act and, unless the loan is for temporary purposes in an amount not exceeding 5% of the value of total assets, will be made only to the extent that the value of each Fund’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value of a Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. Each Fund’s policy regarding borrowing is a fundamental policy, described in the section “Fundamental Investment Restrictions” above, which may not be changed without approval of the shareholders of the Fund.
Brady Bonds
Each Fund, in accordance with its investment objective(s), policies and investment program, may invest in “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This was an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their
10

outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.
Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Fund may purchase Brady Bonds with no or limited collateralization, and would be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.
Catastrophe Bonds
Each Fund, in accordance with its investment objective(s), policies and investment program, may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake, or other occurrence that leads to physical or economic loss. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Catastrophe bonds may expose a Fund to liquidity risk. See “Illiquid Investments” below for more information with respect to the risks associated with illiquid investments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations
Certain Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to
11

protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, and market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may lack liquidity. However, an active dealer market may exist for CBOs, CLOs and other CDOs, allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Contracts for Difference
A contract for difference (“CFD”) is a privately negotiated over-the-counter (“OTC”) derivative contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. As OTC derivative contracts, CFDs are not traded on an exchange. A CFD offers exposure to price changes in an underlying security (or other instrument) without ownership of such security, typically by providing investors the ability to trade on margin. When entering into a CFD, the Fund attempts to predict either that the price of the underlying security will fall (taking a short position) or that the price of the security will rise (taking a long position). CFDs are subject to illiquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument. CFD’s are also subject to the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. CFDs, like many other derivative instruments, involve the risk that, if the derivative declines in value, additional margin would be required to maintain the position. The seller may require the Fund to deposit additional sums to maintain proper margin coverage, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss to the Fund. As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security (or other instrument) is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss.
Convertible Securities
Each Fund, other than the Government Securities Fund, International Government Bond Fund, Lifestyle Funds, Nasdaq-100® Index Fund, Small Cap Index Fund, and Stock Index Fund, may invest in convertible securities of foreign or domestic issuers. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objective(s).
In keeping with the objectives of the Systematic Growth Fund, Core Bond Fund, High Yield Bond Fund, International Opportunities Fund, Science & Technology Fund, and U.S. Socially Responsible Fund, convertible bonds will be treated as equity securities for purposes of each Fund’s investment policies and restrictions.
Corporate Actions
From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions may be mandatory (e.g., calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) or voluntary (e.g., rights offerings, exchange offerings, and tender offers). Corporate actions may cause a decline in market value or credit
12

quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.
In the event of a mandatory corporate action, a Fund will not actively add to its position and generally will dispose of the securities as soon as reasonably practicable. These securities may be brand new and as a result might fail certain screens or even investment strategy restrictions (such as not being in the right index, etc). In circumstances in which a Fund elects to participate in a voluntarily corporate action, such actions may enhance the value of the Fund’s investment portfolio. In cases where the Adviser or Subadviser receives sufficient advance notice of a voluntary corporate action, it will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If it does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.
Credit Risk Transfer Securities
Credit risk transfer securities are investments with returns based on the performance of a specified pool of mortgage loans and can be in the form of fixed- or floating-rate notes issued by or structured products (e.g., credit linked notes) sponsored by the Federal Home Loan Mortgage Corporation (“Freddie Mac,” or “FHLMC”), the Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or other mortgage market participants. Typically, such securities are issued at par and have stated final maturities. The securities are structured so that their interest and principal payments depend on the principal payments and default performance of a specific reference pool of residential mortgage loans acquired by the sponsoring entity (“Reference Obligations”). The sponsor selects the pool of Reference Obligations based on certain eligibility criteria, which will directly affect the performance of the securities. Such securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.
The risks associated with an investment in credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government-sponsored enterprises. Credit risk transfer securities are not secured by the Reference Obligation or the mortgaged properties. The securities may be considered high risk and complex securities.
Cybersecurity and Artificial Intelligence Risk
Operational and financial risk resulting from the internet and computer technology is referred to as cybersecurity risk. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of the electronic systems of a Fund, a Fund’s Advisor, Subadvisor, distributor and other service providers (e.g., index and benchmark providers, accountants, custodians, transfer agents and administrators) or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund.
The occurrence of such events could also result in, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information, inability to process shareholder transactions, including the processing of orders for or with the Funds, impact the ability to calculate net asset values, cause the release and possible destruction of confidential information, and/or subject a Fund or Fund’s service providers to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage, as well as possible reimbursement or other compensation costs, and/or additional compliance costs. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems, and there can be no assurance that a Fund or its service providers will be able to avoid cyber-attacks or information security breaches in the future.
The rapid development and widespread adoption of artificial intelligence (“AI”) technologies present significant risks. To the extent AI is integrated into the operations of the Fund, its service providers, or the issuers in which the Fund invests, it introduces a range of risks that could significantly impact financial performance and operational stability. For example, AI’s reliance on large data sets and complex algorithms can lead to inaccuracies, biases, and incomplete outputs, potentially causing operational errors, investment losses,
13

reputational harm, legal liability, and competitive harm to these entities. The evolving regulatory landscape surrounding AI adds another layer of uncertainty, as new regulations could limit the development and use of these technologies. Additionally, AI technologies may be exploited by malicious actors for cyberattacks, market manipulation, and fraud, further exacerbating risks.
The Adviser may seek to use AI in its business, operating, and investment activities, and expects the Fund’s service providers, including any sub-advisers, and the issuers in which the Fund invests to do the same. The extent of AI usage will vary across these entities, and while the Adviser will periodically update its policies and procedures for AI use, risks that the Adviser cannot control, such as misuse, remain. The competitive landscape may also be affected as AI technologies evolve, potentially rendering certain investment products or services obsolete. The potential for AI to disrupt markets and business operations is substantial, and the full extent of these risks is difficult to predict.
Depositary Receipts
Each Fund may invest in depositary receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an OTC market. GDRs, EDRs and other types of depositary receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.
Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.
Depositary receipts may be sponsored or unsponsored. A sponsored depositary receipt is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipt. The depositary of unsponsored depositary receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored depositary receipt voting rights with respect to the deposited securities or pool of securities. For purposes of a Fund’s investment policies, its investments in depositary receipts will be deemed to be investments in the underlying securities.
Derivatives
A derivative is any financial instrument whose value is derived from the value of other assets (such as stocks), reference rates or indices. Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. Derivative transactions are defined by Rule 18f-4 to include (i) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) any reverse repurchase agreement or similar financing transaction, if a Fund elects to treat them as derivatives transactions; and (iv) when-issued or forward-settling securities and non-standard settlement cycle securities, unless such transactions meet certain requirements.
Unless a Fund qualifies as a Limited Derivatives User (defined below), Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the Securities and Exchange Commission (“SEC”) and the public regarding the Fund’s derivatives activities. In addition, the Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If a Fund determines that the Relative VaR Test is not appropriate for it in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.
A Fund is not required to comply with the above requirements if it adopts and implements written policies and procedures reasonably designed to manage the Fund’s derivatives risk and its derivatives exposure does not exceed 10 percent of its net assets (as calculated in accordance with Rule 18f-4) (a “Limited Derivatives User”).
14

Equity Securities
Each of the Funds, other than the Lifestyle Funds, may invest in equity securities. Equity securities include common stock, preferred stock, securities convertible into common or preferred stock, warrants or rights to acquire common stock, including options, and depositary receipts. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.
Preferred Securities. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Adviser also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Eurodollar Obligations
Each Fund, except the Asset Allocation Fund, Capital Appreciation Fund, Government Securities Fund, Large Cap Core Fund and Lifestyle Funds, in accordance with its investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.
Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.
Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail in the view that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the FDIC’s standard insurance limit if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.
Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.
Each Fund, other than the Asset Allocation Fund, Capital Appreciation Fund, Government Securities Fund, Large Cap Core Fund, Lifestyle Funds and Systematic Value Fund, in accordance with its investment objective(s), policies and investment program, may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed-income securities are linked.
Fixed-Income Securities
Each Fund, except the Lifestyle Funds, may invest in fixed-income securities, also referred to as debt securities. Fixed-income securities may be considered high-quality if they are rated at least Aa by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other Nationally Recognized Statistical Ratings Organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings, or, if not rated, are determined to be of equivalent investment quality. Investment grade fixed-income securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities that do not meet the credit quality standards of an investment grade security (commonly known as “junk bonds”) are regarded on balance as high
15

risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Subadvisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See Appendix A regarding “Description of Credit Rating Symbols and Definitions” for a description of each rating category and a more complete description of lower-medium and lower-quality fixed-income securities and their risks.
The maturity of fixed-income securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.
Inflation-Indexed Bonds
The Asset Allocation Fund, Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Global Real Estate Fund, Global Strategy Fund, High Yield Bond Fund, Inflation Protected Fund, International Government Fund, International Opportunities Fund, International Value Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund, Stock Index Fund, and U.S. Socially Responsible Fund, in accordance with their investment objectives, policies and investment programs, may invest in inflation-indexed bonds. With respect to the International Government Bond Fund, the Fund’s investments are limited to inflation-indexed bonds of foreign government/issuers. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to the rate of inflation. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed “real coupon” or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero. Inflation-indexed bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, then real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), then investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
16

Lower Rated Fixed-Income Securities (“Junk Bonds”)
The Core Bond Fund, Dividend Value Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, High Yield Bond Fund, Inflation Protected Fund, International Government Bond Fund, International Growth Fund, International Value Fund, Mid-Cap Value Fund, Small Cap Special Values Fund, Systematic Growth Fund, and Systematic Value Fund may invest in below investment grade fixed-income securities. Issuers of lower rated securities (or, if unrated, securities that are determined to be of equivalent investment quality) (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.
Lower-rated, fixed income securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.
A Fund may have difficulty disposing of certain lower-rated, fixed income securities because there may be a thin trading market for such securities. The secondary trading market for high-yield securities is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower-rated, fixed income securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower-rated, fixed income securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon the default of a portfolio holding or to participate in the restructuring of the obligation.
There are risks involved in applying credit ratings as a method for evaluating lower-rated, fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower-rated, fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Adviser or the Subadviser will monitor the issuers of lower-rated, fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity stays within the parameters of the Fund’s investment policies. The Subadviser will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities pose an additional risk of loss, should nonpayment of principal and interest continue, in respect of such securities. Even if such securities are held to maturity, recovery of a Fund’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though such Fund has not received any cash payments of such interest.
Foreign Currency Exchange Transactions and Forward Contracts
Each Fund, except the Asset Allocation Fund, Government Securities Fund, Large Cap Core Fund and Lifestyle Funds, may enter into forward contracts. Forward contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into.
Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. Funds may use forward contracts to reduce certain risks of their respective investments and/or to attempt to enhance return. Each of the Funds may invest in forward contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
17

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which is described below, includes forward foreign exchange transactions (but not bona fide spot foreign exchange transactions) in the definition of “swap” and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and regulated by the Commodity Futures Trading Commission (the “CFTC”). A limited category of forward foreign exchange transactions was excluded from certain of the Dodd-Frank regulations, as permitted thereunder, by the Secretary of the United States Department of the U.S. Treasury (“Treasury”) and therefore that class of forward foreign currency contracts as well as bona fide spot foreign exchange transactions, which are settled through delivery of the foreign currency, will not be subject to full regulation by the CFTC, public reporting or to mandatory margining by counterparties and the Trust under regulations of the CFTC and the regulators of U.S. banks, bank holding companies and other regulated depository institutions (the “Prudential Regulators”). As a result, a Fund may not receive certain of the benefits of CFTC regulation or of mandatory bilateral margining for certain of its trading activities, including certain forward contracts although such forward contracts will be subject to the limits set forth in the Derivatives Rule.
Forward contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used with the goal of enhancing returns. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. Moreover, costs involved in entering into forward contracts will reduce the benefit of such contracts.
Forward contracts may also be entered into with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of American Depositary Receipts (“ADRs”)) a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract, for a fixed amount of U.S. dollars per unit of foreign currency. Entry into a forward contract or a spot contract may also be used to facilitate the purchase or sale of the underlying foreign security or to close-out an existing forward contract. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between: the date on which the security is purchased and the date it is sold; the date on which a purchase is planned and the date it is effected; the date on which a dividend payment is declared and the date on which such payment is made or received; and the date on which a hedging transaction is entered into and the date it is terminated.
Forward contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Fund believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount in exchange for U.S. dollars. In this situation, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (“cross-hedging”). Another example of a cross-hedge may involve a Fund entering into a forward contract to sell a fixed Euro amount and to enter into a forward contract to buy a fixed amount of a different currency. A Fund may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs.
At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a
18

gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract, net of related transaction costs.
The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved, but transaction costs are charged through a spread. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract as well as the pricing or spread offered.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers generally do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Foreign Securities
Each Fund, except the Lifestyle Funds, may invest in foreign securities. Foreign securities are securities of issuers that are economically tied to a non-U.S. country. Except as otherwise described in a Fund’s principal investment strategies or as determined by a Fund’s subadviser, a Fund will consider an issuer to be economically tied to a non-U.S. country by looking at a number of factors, including the domicile of the issuer’s senior management, the primary stock exchange on which the issuer’s security trades, the country from which the issuer produced the largest portion of its revenue, and its reporting currency. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. In addition, each Fund, except the Government Securities Fund and Lifestyle Funds, may invest in non-U.S. dollar-denominated foreign securities, in accordance with its specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices. The Emerging Economies Fund focuses on the equity securities of emerging market companies and other investments that are tied economically to emerging markets.
See “Recent Market Events” below for more information with respect to the risks associated with foreign securities.
Emerging Markets
Each Fund, other than the Capital Appreciation Fund, Large Cap Core Fund, Lifestyle Funds, Mid Cap Index Fund, Small Cap Index Fund, Stock Index Fund, Systematic Core Fund, Systematic Growth Fund and Systematic Value Fund, in accordance with its investment objective(s), policies and investment programs, may make investments in companies located in emerging market countries. Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ
19

favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. In addition, there may be an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
Chinese Securities
A Fund may invest in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”). Investing in these securities involves special risks, including, but not limited to, an authoritarian government, less developed or less efficient trading markets, nationalization of assets, currency fluctuations or blockage, and restrictions on the repatriation of invested capital. In addition, there is no guarantee that the current rapid growth rate of the Chinese economy will continue, and the trend toward economic liberalization and disparities in wealth may result in social disorder. China is considered to be an emerging market and therefore carries high levels of risk associated with emerging markets. China has experienced security concerns, such as terrorism and strained international relations, as well as major health crises. These health crises include, but are not limited to, the rapid and pandemic spread of novel viruses commonly known as SARS, MERS, and Coronavirus. Such health crises could exacerbate political, social and economic risks previously mentioned.
In addition, trade tensions between the United States and China have raised concerns about economic stability, with both countries implementing increased tariffs on each other’s imports. This situation has created uncertainty regarding the success of trade negotiations and the potential for a prolonged trade war, which could negatively impact global economic conditions. China’s growing trade surplus with the United States has heightened the risk of trade disputes, potentially leading to significant reductions in international trade and adverse effects on China’s export industry. The imposition of tariffs and trade restrictions could also negatively impact the economies and financial markets of Hong Kong and Taiwan. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Stock Connect. A Fund may invest in eligible exchange-traded funds and local equity Chinese securities (“Stock Connect Securities ”) of certain Chinese-domiciled companies (together, “Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect program and on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (each, a “Stock Connect” and collectively, “Stock Connects”) or on such other stock exchanges in China which participate in Stock Connect from time to time. Each Stock Connect is a securities trading and clearing links program developed by Hong Kong Exchanges and Clearing Limited (“HKEX”), the SSE or SZSE, as applicable, and the China Securities Depository and Clearing Corporation Limited (“CDCC”) that, among other things, permits foreign investment in the PRC via brokers in Hong Kong.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016, and there is no certainty as to how the regulations governing them will be applied or interpreted. Significant risks exist with respect to investing in Stock Connect Securities through a Stock Connect. Stock Connect Securities may only be bought from, or sold to, a Fund when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Accordingly, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner and this could adversely affect the Fund’s performance. The Stock Connect Securities market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. In addition, same day trading is not permitted on the Stock Connect Securities market, which may inhibit a Fund’s ability to enter into or exit trades on a timely basis. PRC regulations require the pre-delivery of cash or securities to a broker before the market opens on the day of selling. If the cash or securities are not in the broker’s possession before the market opens on that day, the sell order will be rejected, which may limit a Fund’s ability to dispose of its Stock Connect Securities purchased through a Stock Connect in a timely manner.
20

Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through Stock Connects is subject to daily investment quota limitations, which may change. Once these quota limitations are reached, buy orders for Stock Connect Securities through a Stock Connect will be rejected, which could adversely affect a Fund’s ability to pursue its investment strategy. Stock Connect Securities purchased through a Stock Connect may only be sold through a Stock Connect and are not otherwise transferrable. Although Stock Connect Securities must be designated as eligible to be traded on a Stock Connect, such shares may lose their eligibility at any time, in which case they may be sold but cannot be purchased through a Stock Connect. Moreover, since all trades of eligible Stock Connect Securities through a Stock Connect must be settled in Renminbi (“RMB”), a Fund must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Notably, different fees, costs and taxes are imposed on foreign investors acquiring Stock Connect Securities obtained through a Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in Stock Connect Securities. A Fund may also incur conversion costs.
A Fund’s Stock Connect Securities are held in an omnibus account and registered in nominee name, with Hong Kong Securities Clearing Company Limited (“HKSCC”) (a clearing house operated by HKEX) serving as nominee for the Fund. The exact nature and rights of a Fund as the beneficial owner of shares through HKSCC as nominee is not well defined under PRC law, and the exact nature and enforcement methods of those rights under PRC law are also unclear. As a result, the title to these shares, or the rights associated with them (i.e., participation in corporate actions, shareholder meetings, etc.) cannot be assured.
Variable Interest Entities. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors, even though such arrangements are not formally recognized under Chinese law, because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries, such as restrictions on foreign ownership of telecommunications companies and prohibitions on ownership of educational institutions. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company but is a holding company formed outside of China and the U.S., then issues exchange-traded shares sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity purchased by a Fund would not be equity ownership interests in the Chinese operating company.
Through these structures, the China-based issuer can consolidate the Chinese operating company in its financial statements, although whether the China-based issuer maintains legal control of the Chinese operating company is a matter of Chinese law. Under this structure, the Chinese operating company, in which the China-based issuer cannot hold an equity interest, typically holds licenses and other assets that the China-based issuer cannot hold directly.
The China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”). The Trial Measures require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. The Trial Measures suggest that companies already listed using an existing VIE structure will be grandfathered. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement either.
The offshore entity’s control over the Chinese operating company is predicated entirely on contracts with the Chinese operating company, not equity ownership. As a result, the VIE structure may not be as effective as direct ownership in controlling entities organized in China, which often hold the licenses necessary to conduct the company’s business in China. Additionally, evolving laws and regulations and inconsistent enforcement, application or interpretation thereof could lead to the VIE’s failure to obtain or maintain licenses and permits to do business in China. There is a risk that the offshore company or the VIE (i) may be unable to receive or maintain any required governmental permissions or approvals or (ii) inadvertently conclude that such permissions or approvals are not required and that applicable laws, regulations, or interpretations change and these entities are required to obtain such permissions or approvals in the future. The VIE structures used by Chinese operating companies pose risks to investors that are not present in other organizational structures. For example, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of the arrangements, including those relating to the distribution of funds among the entities, because of, among other things, legal uncertainties and jurisdictional limits. Control over, and funds due from, the VIE may be jeopardized if the natural person or persons that hold the equity interest in the VIE breach the terms of the agreement. As a result, the U.S. listed offshore entity could have limited control and lose any control over the VIE.
A Fund’s interest would be subject to legal, operational and other risks associated with a Chinese operating company’s use of the VIE structure. Although the CSRC currently does not object to the use of VIE structures, at any time, the Chinese government could determine that the contractual arrangements constituting part of the VIE structure do not comply with applicable law or regulations, these
21

laws or regulations could change or be interpreted differently in the future, and the Chinese government may otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. Further, the Chinese government could determine that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, which could subject a China-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interests. A China-based issuer’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreements, is subject to legal proceedings, or if any physical instruments, such as chops and seals, are used without the China-based issuer’s authorization to enter into contractual arrangements in China. Additionally, Chinese tax authorities may disregard the VIE structure, resulting in increased tax liabilities.
If any of these or similar risks or developments materialize, a Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or mobility to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. A Fund could experience significant losses with no recourse available in these circumstances.
Russian Securities
In response to political and military actions undertaken by Russia, the United States, the European Union and the regulatory bodies of certain other countries have instituted numerous economic sanctions against certain Russian individuals and Russian entities, such as banning Russia from global payment systems that facilitate cross-border payments. As a result of these sanctions, the value and liquidity of Russian securities and Russian currency have experienced significant declines and Russia’s credit rating has been downgraded. These sanctions have resulted in freezing Russian securities, including securities held in the forms of ADRs and GDRs, and/or funds invested in prohibited assets, impairing the ability of a Fund to price, buy, sell, receive or deliver those securities and/or assets. Additional sanctions may be imposed in the future and may adversely impact, among other things, the Russian economy and various sectors of its economy. Further military action, retaliatory actions and other countermeasures that Russia may take, including the seizure of foreign residents’ or corporate entities’ assets, cyberattacks and espionage against other countries and foreign companies, may negatively impact such assets, countries and the companies in which a Fund invests. Any or all of these actions could potentially push Russia’s economy into a recession. The sanctions, the continued disruption of the Russian economy, and any related events could have a negative effect on the performance of funds, including a Fund, that have exposure to Russian investments.
Money Market Securities of Foreign Issuers
Each Fund, except the Lifestyle Funds, may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the OTC market (e.g., Yankee securities) or may be (i) registered abroad and traded exclusively in foreign markets or (ii) registered domestically and issued in foreign markets (e.g., Eurodollar securities).
Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.
Hybrid Instruments
Hybrid instruments, including indexed and structured securities, combine the elements of derivatives, including futures contracts or options, with those of debt, preferred equity or a depository instrument (each, a “Hybrid Instrument” and collectively, “Hybrid Instruments”). Each of the Funds, other than the Lifestyle Funds, may invest in Hybrid Instruments (such as notes, bonds and debentures), up to 10% of its total assets. The Inflation Protected Fund may invest up to 5% of its total assets in Hybrid Instruments, and the High Yield Bond Fund may invest up to 15% of its total assets in Hybrid Instruments. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
22

Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry illiquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation by the CFTC (which generally regulates the trading of commodity interests by U.S. persons), the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Fund. Accordingly, a Fund that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock. Hybrid Instruments also include Participation Notes and Participatory Notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument,
23

but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if a Fund purchases P-notes from only a small number of issuers). The International Opportunities Fund may invest no more than 5% of its assets in P-notes.
Hybrid Instruments also include structured investments, which are securities having a return tied to an underlying index or other security or asset. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds may invest in classes of Structured Securities that are either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured securities may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured securities may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Contingent convertible securities (sometimes referred to as “CoCos”) are a type of hybrid security that under certain circumstances either (i) converts into common shares of the issuer or (ii) undergoes a principal write-down. The mandatory conversion/write-down provision might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger the automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. Should an instrument undergo a write-down, investors may lose some or all of their original investment.
Illiquid Investments
Under the Liquidity Rule, no more than 15% of the Fund’s net assets may be invested in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program (as defined below) require that certain remedial actions be taken. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.
Initial Public Offerings (“IPOs”)
The Asset Allocation Fund, Dividend Value Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Growth Fund, International Growth Fund, International Opportunities Fund,  International Value Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Mid Cap Value Fund, Science & Technology Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund, Systematic Core Fund, Systematic Growth Fund, and Systematic Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.
A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
24

Interfund Borrowing and Lending Program
VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for a comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objective and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy or restriction on borrowing.
International Bonds
Each Fund, except the Large Cap Core Fund, Lifestyle Funds and Small Cap Value Fund, in accordance with its investment practices and policies, may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Euro Bonds”). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. A Fund’s investment in international bonds also may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between currencies of different nations, by exchange control regulations and by indigenous economic and political developments.
Lending Portfolio Securities
Each Fund, other than the Dynamic Allocation Fund and Lifestyle Funds, (a “Lending Fund”) may make secured loans of its portfolio securities in amounts up to 30% of its total assets in accordance with its investment practices and policies. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Lending Funds.
Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market value on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest and/or fees earned from such loans to justify the attendant risks. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Lending Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. A Lending Fund may suffer losses if the value of the securities in which cash collateral is invested declines.
Rights with Respect to Loaned Securities. While the securities are on loan, the Lending Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the cash collateral or a fee from the borrower.
Any loan of portfolio securities by any Lending Fund will be callable at any time by the Lending Fund upon notice of five business days and returned to the Lending Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned
25

securities pass to the borrower, the Lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Lending Fund’s investment in the securities being loaned. Although the Lending Funds’ programs allow for the recall of securities for any reason, VALIC may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate and the Lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.
On termination of the loan, the borrower will be required to return the securities to the Lending Fund. Any gain or loss in the market price during the loan would inure to the Lending Fund. The Lending Fund may pay reasonable finders, administrative and custodial fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Lending Fund.
Securities Lending Agreement. VC I, on behalf of each Lending Fund, has entered into a Securities Lending Authorization Agreement (the “Securities Lending Agreement”) with State Street (the “securities lending agent”) pursuant to which the securities lending agent implements and administers the Lending Funds’ securities lending program. Under the Securities Lending Agreement, the securities lending agent provides the following services, among others: (i) selects borrowers from its list of approved borrowers and executes a securities loan agreement as agent on behalf of each Lending Fund with each such borrower; (ii) negotiates the terms of securities loan agreements and certain individual securities loans, including fees; (iii) directs the delivery of loaned securities; (iv) monitors and credits to a Lending Fund distributions on loaned securities (e.g., interest and dividends); (v) receives and holds, on behalf of a Lending Fund, collateral from borrowers, monitors the daily value of loaned securities and directs the payment of additional collateral or the return of excess collateral, as required; (vi) invests cash collateral in connection with any loaned securities; (vii) establishes and maintains records with respect to securities lending activities; and (viii) terminates securities loans and arranges for the return of loaned securities to a Lending Fund at loan termination.
The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of each Lending Fund for the year ended May 31, 2025:
	Gross income from securities lending activities	Fees and/or compensation for securities lending activities and related services						Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
		Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split
Asset Allocation Fund	$17,477	$1,101	$78	$-	$-	$10,045	$-	$11,224	$6,253
Capital Appreciation Fund	-	-	-	-	-	-	-	-	-
Core Bond Fund	460,616	14,648	3,075	-	-	359,858	-	377,581	83,035
Dividend Value Fund	226,011	9,394	1,179	-	-	162,196	-	172,769	53,242
Emerging Economies Fund	98,620	6,973	447	-	-	51,627	-	59,047	39,573
Global Real Estate Fund	150,886	3,356	929	-	-	127,566	-	131,851	19,035
Global Strategy Fund	240,840	9,252	1,415	-	-	177,737	-	188,404	52,436
Government Securities Fund	10,706	165	77	-	-	9,531	-	9,773	933
Growth Fund	97,691	2,016	625	-	-	83,608	-	86,249	11,442
High Yield Bond Fund	1,556,233	52,189	10,503	-	-	1,197,733	-	1,260,425	295,808
Inflation Protected Fund	12,324	136	91	-	-	11,324	-	11,551	773
International Equities Index Fund	3,093,186	31,283	20,695	-	-	2,864,003	-	2,915,981	177,205
International Government Bond Fund	21,137	649	125	-	-	16,682	-	17,456	3,681
International Growth Fund	732,616	14,343	4,949	-	-	632,048	-	651,340	81,276
International Opportunities Fund	997,755	20,224	6,297	-	-	856,497	-	883,018	114,737
International Socially Responsible Fund	-	-	-	-	-	-	-	-	-
26

	Gross income from securities lending activities	Fees and/or compensation for securities lending activities and related services						Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
		Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebate (paid to borrower)	Other fees not included in revenue split
International Value Fund	88,353	1,950	578	-	-	74,753	-	77,281	11,072
Large Cap Core Fund	11,901	206	75	-	-	10,454	-	10,735	1,166
Mid Cap Index Fund	437,149	15,692	2,525	-	-	329,920	-	348,137	89,012
Mid Cap Strategic Growth Fund	444,838	25,726	2,296	-	-	270,989	-	299,011	145,827
Mid Cap Value Fund	122,925	8,815	631	-	-	63,357	-	72,803	50,122
Nasdaq-100(R) Index Fund	61,099	2,495	348	-	-	44,117	-	46,960	14,139
Science & Technology Fund	347,178	6,033	2,437	-	-	304,515	-	312,985	34,193
Small Cap Growth Fund	87,882	4,937	397	-	-	54,509	-	59,843	28,039
Small Cap Index Fund	1,590,902	135,251	6,858	-	-	681,009	-	823,118	767,784
Small Cap Special Values Fund	64,673	2,883	339	-	-	45,099	-	48,321	16,352
Small Cap Value Fund	129,888	10,518	596	-	-	58,989	-	70,103	59,785
Stock Index Fund	39,651	2,922	142	-	-	19,991	-	23,055	16,596
Systematic Core Fund	206,801	17,166	788	-	-	91,450	-	109,404	97,397
Systematic Growth Fund	38,019	1,155	215	-	-	30,086	-	31,456	6,563
Systematic Value Fund	30,592	2,915	133	-	-	11,079	-	14,127	16,465
U. S. Socially Responsible Fund	3,859	347	12	-	-	1,524	-	1,883	1,976
Risks of Lending Portfolio Securities. Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
A Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
There is also a risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund.
Liquidity Risk Management
The Liquidity Rule requires open-end funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, each Fund has implemented its liquidity risk management program (the “Liquidity Program”), and the Board has appointed VALIC as the liquidity risk program administrator of the Liquidity Program. Under the Liquidity Program, VALIC assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Loan Participations and Assignments
Each Fund, except the Asset Allocation Fund, International Growth Fund, International Value Fund, Large Cap Core Fund, Lifestyle Funds and Systematic Value Fund, may invest in loan participations and assignments. Loan participations include investments in fixed
27

and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interposed between the Fund and the borrower is determined by the Subadviser to be creditworthy. When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.
The highly leveraged nature of many such Loans may make such Loans especially vulnerable to adverse changes in economic or market conditions. Assignments, Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Participations and Assignments may be considered liquid, as determined by a Fund’s Subadviser.
In certain circumstances, Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, Lenders and purchasers of interests in Loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks, and there may be less publicly available information about Loans than about securities. Instead, in such cases, Lenders generally rely on the contractual provisions in the Loan agreement itself and common-law fraud protections under applicable state law.
Master Limited Partnerships
Each of the Funds, except the Lifestyle Funds, that may invest in equity securities may also invest in master limited partnerships (“MLPs”) or limited partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
Individuals and certain other non-corporate entities, such as partnerships, may claim a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in a Fund will not.
The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or the oil and gas industries.
Mortgage-Related Securities
All Funds, except the Large Cap Core, Lifestyle Funds, Mid Cap Strategic Growth Fund and Science & Technology Fund, may invest in mortgage-related securities to the extent such investments are consistent with the Fund’s investment objective(s) and strategies. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.
28

Mortgage-Backed Securities
Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.
Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Fannie Mae and Freddie Mac are each a government-sponsored enterprise. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.
Mortgage Pass-Through Securities
Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
The principal governmental guarantors of mortgage-related securities are GNMA, FNMA and FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there
29

are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Subadviser determines that the securities meet VC I’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (“CMOs”)
Each Fund, except the Large Cap Core Fund, Lifestyle Funds, Mid Cap Strategic Growth Fund and Science & Technology Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
Commercial Mortgage-Backed Securities
Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Additional Information about Freddie Mac and Fannie Mae
The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers.
In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury agreed to purchase 1,000 shares of senior preferred stock with an initial liquidation preference of $1 billion and obtained warrants and options for the purchase of common stock of each of Fannie Mae and Freddie Mac. Under the SPAs as currently amended, the U.S. Treasury has pledged to provide financial support to a GSE in any
30

quarter in which the GSE has a net worth deficit as defined in the respective SPA. The SPAs contain various covenants that severely limit each enterprise’s operations.
The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.
Recent developments indicate that the FHFA and the U.S. Treasury are actively working on plans to end the conservatorship. In 2025, the FHFA released a scorecard emphasizing the need for Fannie Mae and Freddie Mac to operate in a safe and sound manner while promoting equitable access to affordable housing. The U.S. Treasury and FHFA have outlined guidelines for a potential release from conservatorship, which include public consultations and maintaining certain operational restrictions during the transition period. Discussions about the privatization of Fannie Mae and Freddie Mac have gained momentum, with proposals for IPOs being considered. These developments could significantly impact their capital structures, creditworthiness, and the broader mortgage market. The timeline for their full privatization remains uncertain.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed security guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed security held by a Fund.
Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund’s investments to lose value.
Other Mortgage-Related Securities
Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals, mortgage dollar rolls or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO residuals
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities– Other Mortgage-Related
31

Securities - Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption there from, may not have been registered under the Securities Act of 1933, as amended (the “Securities Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investments in illiquid investments.
Mortgage Dollar Rolls
The Asset Allocation Fund, Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Strategy Fund, Government Securities Fund, High Yield Bond Fund, Inflation Protected Fund, International Opportunities Fund, International Value Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund, Systematic Growth Fund, Systematic Value Fund and U.S. Socially Responsible Fund may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.
Stripped Mortgage-Backed Securities (“SMBSs”)
All Funds, except the Large Cap Core Fund, Lifestyle Funds, Mid Cap Strategic Growth Fund and Science & Technology Fund, may invest in SMBSs to the extent such investments are consistent with a Fund’s investment objective(s) and strategies.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid investments.
Options and Futures Contracts
Each Fund, except the Lifestyle Funds, may invest in options and futures contracts as described in more detail herein. Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security or other assets at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, or security or basket of securities at a specified future date and price. Options and Futures (defined below) are generally used for either hedging or income enhancement purposes. Funds may also use options and Futures for other purposes, including, without limitation, to facilitate
32

trading, to increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income.
Options on securities may be traded on a national securities exchange or in the OTC market, options on futures contracts may be traded only on a CFTC-regulated designated contract market and options on commodities and currencies are generally traded in the OTC market. The Asset Allocation Fund, Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Growth Fund, High Yield Bond Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Mid Cap Value Fund, Science & Technology Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund, Systematic Growth Fund, Systematic Value Fund and U.S. Socially Responsible Fund may use OTC options.
Risks to the Funds of entering into option contracts include market risk, assignment risk (i.e., the risk that a clearinghouse will assign an exercise notice to an option writer which will require the holder to settle the option rather than allowing the option to expire while retaining the premium) and, with respect to OTC options, illiquidity risk and counterparty risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Options can be either purchased or written (i.e., sold). A call option written by a Fund obligates the Fund to sell specified securities, commodities, or other assets to the holder of the option at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.
As a matter of operating policy, the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund’s net assets.
A put option written by a Fund obligates a Fund to purchase specified securities from the option holder at a specified price or to deliver a net cash settlement amount equal to the difference between specified prices if the option is exercised at any time before expiration. One purpose of writing such options is to generate additional income for a Fund through the premiums received. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning options on securities, commodity options, futures and options on futures:
Options on Securities. When a Fund writes (i.e., sells) a call option (“call”) on a security it receives a premium and, if the option is physically settled, agrees to sell the underlying security or basket of securities to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund may also write call options that are cash settled. Under cash settlement, instead of purchasing the underlying security or basket of securities upon exercise, the Fund is required to pay the holder cash equal to the intrinsic profit embedded in the option based on the difference between specified prices. In both cases, a Fund has retained the risk of loss should the price of the underlying security or of the basket of securities decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Fund may sell its position or may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the premium received (and, if the option was “covered,” the Fund would also retain the underlying security). If a Fund could not effect a closing purchase transaction due to lack of a market, it may be required to hold the callable securities until the call expired or was exercised. In the case of OTC options, the options writer may be able to negotiate a termination of the option contract.
When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price or, if the call is cash settled, to receive the intrinsic profit (which is often measured based on the difference between the strike price and the
33

market price of the underlying security or basket on the exercise date). A Fund generally benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment. In some cases, however, a call option can serve as a hedge for other securities or trading strategies held by the Fund. For example, if a Fund enters into a short sale on securities, a long call option that references those securities can protect the Fund against losses in closing out the short position by establishing a fixed purchase price.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period or, if the option is cash settled, an obligation to settle by paying the intrinsic profit. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price (or, if the option is cash settled, the difference between the specified prices does not exceed the specified difference). However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price (or, if cash settled, to pay the intrinsic profit), even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred. A put option may be used to hedge other securities or trading strategies. For example, like a long call option, a cash-settled put option can protect the Fund against losses in closing out a short position in the referenced securities.
A Fund may sell or effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. In the case of an OTC put option, the Fund may be able to negotiate a termination. A Fund will realize a profit or loss from sale, a termination or a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price (or, if cash settled, to receive a cash payment equal to the intrinsic profit). Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit). A long put option is often used as a hedge against depreciation in the value of securities held by a Fund.
Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put generally will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund may be able to exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. Under Rule 18f-4, a Fund is limited in the positions in options that it is authorized to enter into and, assuming the Fund is not a Limited Derivatives User, the Fund is required to implement a derivatives risk management program and appoint a derivatives risk manager to oversee its entry into derivatives, including options.
In the case of a listed put option, as long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. If the Fund writes an OTC put option, it will be responsible for purchasing the underlying security from the option counterparty (or paying the counterparty the intrinsic profit, for a cash-settled put option) upon exercise. A Fund has no control over when it may be required to purchase the underlying security, since the owner of the put option determines if and when to exercise the option. This obligation terminates upon expiration of the put, or such earlier time at which a Fund liquidates the option, negotiates a termination of an OTC option or effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice for a listed option, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option on a security gives a Fund the right to put, or sell, a security at a fixed dollar spread or fixed yield spread in relationship to another security. Covered options spread is a strategy sometimes used by one or more Funds. Under a covered options spread, the Fund owns the securities referenced by two call options sold by the Fund or two put options purchased by the Fund at different strike price levels. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. Similarly, the risk to a Fund in selling covered spread options is that the Fund may be required to sell the securities under both options, and the cost of doing so may be greater than the premium received. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing
34

credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Most currency options are entered into on an OTC basis.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.
The Emerging Economies Fund, Growth Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Opportunities Fund, International Value Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund and Small Cap Special Values Fund may purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates.
The Emerging Economies Fund, Global Strategy Fund, Growth Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, and Small Cap Special Values Fund may write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated.
Options on Securities Indices. Puts and calls on broad-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures (as defined below). When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
The use of options subjects a Fund to a number of risks, including market risk and, in the case of OTC options, counterparty risk. In addition, options may not succeed depending upon market conditions. For example, if a Subadviser’s predictions of future movements in the securities markets do not materialize, the use of options may exacerbate the adverse consequences to the Fund (e.g., by reducing available cash available for distribution or reinvestment) and may leave the Fund in a worse position than if options had not been used. Other risks of using options include contractions and unexpected movements in the prices of the assets underlying the options and bankruptcy of the counterparty.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded OTC and because they have been only recently introduced, established trading markets for these securities have not yet developed.
Reset Options. Reset options are options on U.S. Treasury securities that provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium that
35

would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.
Options on securities are subject to position limits and exercise limits established by the exchanges, the Options Clearing Corporation and the Financial Industry Regulatory Authority (“FINRA”), which restrict the size of the positions that a Fund may enter into or exercise.
Futures. Each Fund, except the Lifestyle Funds and Small Cap Index Fund, may enter into futures contracts for various purposes including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or rates to manage duration and yield curve positioning, or to enhance income or total return. The Dynamic Allocation Fund, Emerging Economies Fund, Growth Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Value Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Special Values Fund, Systematic Growth Fund and Systematic Value Fund may utilize currency futures contracts and both listed and unlisted futures contracts and options thereon. The Large Cap Core Fund may utilize currency futures contracts and listed futures contracts and options thereon.
Interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. Government securities (together, “Futures”) are used primarily for hedging purposes, and from time to time with the goal of enhancing return. Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying securities (or other) markets, referred to as the “cash” markets. Upon entering into a Futures transaction, a Fund is required to deposit initial margin equal to a percentage (generally less than 10%) of the contract value with a futures commission merchant (the “futures broker”) for posting with the applicable clearinghouse. As the Future is marked to market to reflect changes in its market value, exchanges of margin, known as “variation margin,” are made or received by the Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded. Some Futures are physically-settled, which means that, unless the Future is closed out prior to the maturity date, the Fund would be required to deliver or take delivery of the referenced asset. Other Futures are cash-settled, which means that the Fund would be required to pay or receive cash equal to the intrinsic profit in the contract.
The primary risk to the Funds of entering into Futures is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying instrument. Futures involve, to varying degrees, risk of loss in excess of the variation margin as disclosed on the Statement of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. There may not always be a liquid market for Futures and, as a result, a Fund may be unable to close out its contracts at a time that is advantageous or as necessary to avoid physical settlement. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to liquidate other investments, including at disadvantageous times. The Fund may enter into arrangements with futures brokers to take on for the Fund physical settlement obligations in the event that the Fund fails to close out a position prior to the maturity date.
Interest rate futures contracts are purchased or sold generally to manage duration and yield curve positioning and for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed income securities, as well as for other purposes. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is generally more liquid than the underlying bond or “cash” market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds in the cash market.
The structure of swap futures blends certain characteristics of existing OTC swaps and futures products. Unlike most swaps traded in the OTC market that are so-called “par” swaps with a fixed market value trading on a rate basis, swap futures have fixed notional coupons and trade on a price basis. In addition, swap futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because swap futures are traded on an exchange, there is no bilateral
36

counterparty or default risk, although, like all futures contracts, a Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in swap futures is subject to the same risks of investing in futures, which is described above.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Fund’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Fund may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Foreign currency futures contracts provide similar economics to forward contracts except they are generally not physically-settled, require mandatory margining and trade on an exchange.
Unlisted Futures contracts, which may be purchased or sold only by the Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Strategy Fund, Growth Fund, High Yield Bond Fund, Inflation Protected Fund, International Equities Index Fund, International Government Bond Fund, International Opportunities Fund, International Value Fund, Mid Cap Strategic Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund and U.S. Socially Responsible Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed Futures contracts or listed securities. Such Futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counterparty performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted Futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted Futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted Futures contracts will be considered by the Fund to be illiquid investments and together with other illiquid investments will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted Futures contracts will be based upon the “face amount” of such contracts. The International Equities Index Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.
Options on Futures. Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. Each Fund, except the Lifestyle Funds and Mid Cap Index Fund, may also purchase call and put options on Futures contracts and write call options on Futures contracts of the type which the particular Fund is authorized to enter into. Each Fund, except the Lifestyle Funds and Small Cap Index Fund, may also write covered put options on stock index futures contracts.
The writing of a call option on a long Futures contract on a securities index may be used as a partial hedge against declining prices of the securities in the portfolio that are correlated to the referenced index. Similar to a covered call on a security, if the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. Similarly, the writing of a put option on a Futures contract on a securities index may be used as a partial hedge against increasing prices of securities held by the Fund that are correlated with the index
37

referenced under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it receives.
A Fund may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities the Fund intends to purchase may be less expensive.
Limitations on entering into Futures Contracts and Options on Futures. Transactions in options on Futures by a Fund are subject to limitations established by the CFTC and each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures contracts. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
No Fund will enter into any Futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under such futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its net assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a policy of each Fund that is permitted to use options and futures contracts. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
Commodity Exchange Act Regulation. Each Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to each Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, each Fund is limited in its ability to use Futures (which include futures on broad-based securities indexes and interest rate futures) or options on Futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments and calculated in accordance with CFTC Rule 4.5); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund is also subject to certain marketing limitations imposed by CFTC Rule 4.5.
Other Investment Companies
Each Fund, other than the Government Securities Fund and High Yield Bond Fund, may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), up to the maximum extent permissible under the 1940 Act. Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and prohibits more than 5% of a Fund’s total assets being invested in securities of any one investment company or more than 10% of its total assets being invested in securities of all investment companies, unless the Fund is able to rely on and meet the requirements of one or more rules under the 1940 Act that permit investments in other investment companies in excess of these limits. In addition, to the extent a Fund has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire shares of other affiliated or unaffiliated registered open-end investment companies or registered unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Investments in other investment companies are subject to market and selection risk.
38

An ETF trades like common stock. ETFs are typically designed to represent a fixed portfolio of securities designed to track a particular market index. ETFs may be passively- or actively-managed. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities.
Partnership Securities
The Growth Fund, International Growth Fund, Science and Technology Fund and Systematic Growth Fund may invest in securities issued by publicly traded partnerships or MLPs (together referred to as “PTPs/MLPs”) publicly traded on stock exchanges or markets in the United States such as the New York Stock Exchange and NASDAQ.
These entities are various forms of partnerships or limited liability companies that elect to be taxed as partnerships for U.S. federal income tax purposes. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a Fund if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
Risks involved with investing in PTPs/MLPs include, among other things, risks associated with the (i) partnership structure itself and (ii) specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income tax, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). See also “Master Limited Partnerships.”
Passive Foreign Investment Companies
Each Fund, other than the Lifestyle Funds, may invest in passive foreign investment companies (“PFICs”). PFICs are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Private Investments in Public Equity
Private Investments in Public Equity (“PIPEs”) are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Privately Placed Securities
Each of the Funds, other than the Lifestyle Funds, may invest in privately placed securities, to the extent consistent with their investment objectives, which are subject to resale restrictions and may additionally be limited by restrictions on investments in illiquid investments or Rule 144A securities.
Real Estate Securities and Real Estate Investment Trusts (“REITs”)
Each Fund, except the Lifestyle Funds, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred
39

stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate. Each Fund, except the Lifestyle Funds, may also invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs which combine the characteristics of equity and mortgage REITs (hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Global Real Estate Fund will invest the majority of its assets in equity REITs, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. A Fund may invest in both publicly and privately traded REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
A direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and a regulated investment company paying dividends attributable to such income (reduced by allocable expenses) may pass through this special treatment to its shareholders, provided that holding period and other requirements are met by a Fund and the shareholders.
Recent Market Events
During certain periods over the past two decades, the U.S. and global financial markets have experienced depressed valuations, decreased liquidity, unprecedented volatility and heightened uncertainty. These conditions may continue, recur, worsen or spread. Those events that have contributed to these market conditions include, but are not limited to, geopolitical events (including terrorism, sanctions and war); trade wars; infectious disease epidemics and pandemics; natural disasters; measures to address budget deficits; changes in oil and commodity prices; and public sentiment. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken numerous steps to support financial markets, including, but not limited to, providing liquidity in fixed income, commercial paper and other markets, implementing stimulus packages and providing tax breaks. The withdrawal or reduction of this support or failure of efforts to respond to a crisis could negatively affect financial markets, as well as the value and liquidity of certain securities. In addition, this support and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The current market environment could make identifying and assessing investment risks and opportunities in connection with the management of the Funds’ portfolios more challenging.
Recent political and diplomatic events within the United States, such as a contentious political environment, changes in party control, budget disagreements, and debt ceiling threats, may significantly impact investor confidence and financial markets. Additionally, concerns about the U.S. Government’s credit quality or a potential default could lead to increased market volatility, higher interest rates, and reduced liquidity in U.S. Treasury securities, with severe consequences for both the U.S. and global economies. Changes in U.S. policy, such as the implementation of tariffs and other trade-related initiatives, could disrupt global markets, increasing economic and market risks, among others. Trade disputes and retaliatory actions, like embargoes, may reduce company profitability, decrease international trade, and negatively impact global economic growth, with unpredictable duration and extent, potentially causing significant market disruptions and affecting certain industries, global supply chains, inflation, and growth.
In addition, a number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and many financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
40

Brexit/European Union
On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the European Union (commonly referred to as “Brexit”). This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the UK and the European Union, and those consequences include significant legal and business uncertainties pertaining to an investment in a Fund. The full scope and nature of the consequences of Brexit are not at this time known and are unlikely to be known for a significant period of time. At the same time, it is reasonable to assume that the significant uncertainty in the business, legal and political environment engendered by this event has resulted in immediate and longer term risks that would not have been relevant had the UK not sought to withdraw from the European Union.
Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
Russian Invasion of Ukraine
In late February 2022, Russia launched a large-scale invasion of Ukraine. The extent and duration of Russia’s military actions and the consequences of such actions are impossible to predict, but has resulted in, and may continue to result in, significant market disruptions, including in the commodities markets, and may negatively affect global supply chains, global growth and inflation. In response to Russia’s recent military invasion of Ukraine, the United States, the European Union and other countries have imposed broad-ranging economic sanctions on certain Russian individuals and Russian entities. To the extent covered by the sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio. In addition certain, index providers have removed Russian securities from their indices, some of which may be designated as benchmarks for the Fund. Accordingly, any portfolio repositioning in light of these changes may result in increased transaction costs and higher tracking error, including as a measure of risk against the Fund’s benchmark index or, for index funds, the correlation between a fund’s performance and that of the index it seeks to track. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume. Even if the Fund does not have direct exposure to securities of Russian issuers, the potential for wider conflict in the region or globally may increase volatility and uncertainty in the financial markets. These and any related events could adversely affect the Fund’s performance and the value and liquidity of an investment in the Fund.
See “Emerging Markets– Russian Securities” above for more information with respect to the risks associated with investing in Russian securities.
Israel-Hamas War and Other Conflicts in the Middle East
The ongoing conflict between Israel and Hamas, which began in October 2023, presents significant risks to the global economy and financial markets. The hostilities have led to increased market volatility, particularly affecting sectors such as oil and natural gas, and have disrupted global supply chains. The unpredictable duration and potential escalation of the conflict pose further risks to regional and global economies.
Additionally, other Middle Eastern conflicts, including, but not limited to, tensions with Iran and instability in Lebanon, Syria, Yemen, Iraq and Afghanistan, contribute to broader geopolitical tensions and economic uncertainties. These conflicts, along with the Israel-Hamas war, have the potential to cause significant market disruptions and affect investor confidence
Infectious Illnesses
The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by infectious illnesses may exacerbate other pre-existing political, social and economic risks in certain countries, and the impact of an outbreak may last for a prolonged period of time.
Notwithstanding business continuity planning and other controls that are designed to mitigate operational risks related to significant business disruptions, there is no guarantee that epidemics or pandemics will not disrupt the operations of a Fund and its service providers. These disruptions could adversely affect a Fund and its shareholders.
Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political, financial and/or social difficulties, these events could negatively affect the value and liquidity of the Fund’s investments.
Reference Rate Replacement Risk
A Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.
41

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. A Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.
Repurchase Agreements
Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.
Each Fund, except the Lifestyle Funds, may hold commercial paper, certificates of deposit, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Subadvisers pursuant to guidelines and procedures established by VC I’s Board. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (unless the Fund’s investment objective(s), policies and investment program permit the use of foreign money market securities), and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. Government obligations. Repurchase agreements are generally for short periods, usually less than a week.
The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Subadvisers will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid investments held by a Fund, exceeds 15% of the value of that Fund’s total assets.
Restricted Securities
Securities that have not been registered under the Securities Act, are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting the sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, a Fund will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).
42

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Commercial paper issues in which a Fund’s net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(a)(2) paper”). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Section 4(a)(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above.
Reverse Repurchase Agreements
The Asset Allocation Fund, Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, High Yield Bond Fund, Inflation Protected Fund, International Opportunities Fund, International Value Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Mid Cap Value Fund, Science & Technology Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund, Systematic Growth Fund, Systematic Value Fund, and U.S. Socially Responsible Fund, in accordance with their individual investment practices and policies, may enter into reverse repurchase agreements. Reverse repurchase agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser or a Subadviser to be creditworthy. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision. See “Investment Restrictions.”
Rule 18f-4 under the 1940 Act permits a Fund to enter into reverse repurchase agreements and similar financing transactions notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided the Fund either complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate or treats such transactions as derivatives transactions under Rule 18f-4. See “Derivatives” and “Investment Restrictions” above.
Short Sales
Short sales in equity securities are effected by selling a security that a Fund does not own but which it borrows. To complete a short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.
Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.
Short sales in debt securities are generally effected through reverse repurchase transactions. Under a reverse repurchase transaction, a Fund would sell a bond to a counterparty for cash and an agreement to resell the bond to the Fund at an agreed price. Reverse repurchase transactions subject Funds to substantially the same risks as short sales of equity securities.
Each Fund, other than the Asset Allocation Fund, International Value Fund, Large Cap Core Fund, Lifestyle Funds, and Small Cap Special Values Fund, may engage in short sales “against the box.” A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) is generally treated as a sale by the Fund for U.S. federal income tax purposes. A Fund will generally recognize any gain (but not loss) for U.S. federal income tax purposes at the time that it makes a short sale against the box.
43

The Asset Allocation Fund, Core Bond Fund, Dynamic Allocation Fund, Global Real Estate Fund and High Yield Bond Fund may also engage in “short sales other than against the box.” In short sales other than against the box, a Fund sells a security it does not own to a purchaser at a specified price. To complete short sales other than against the box, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Fund will engage in short sales other than against the box when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Short sales other than against the box involve the same fundamental risk as short sales against the box, as described above. In addition, short sales other than against the box carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. Each Fund will limit the total market value of short sales other than against the box to 5% of its assets (for the Asset Allocation Fund, the limit applies to the Fund’s fixed income assets) with no more than 1% of its assets in any single issuer.
The Science & Technology Fund limits aggregate short positions of ETFs and individual securities to 10% of its total assets.
The Derivatives Rule treats short sales of securities as derivatives and subjects such transactions to the VaR limits, unless a Fund entering into such transactions is a Limited Derivatives User. In addition, the Derivatives Rule treats certain securities lending transactions entered into by a Fund to facilitate short sales, fails or similar transactions by third parties as transactions that are similar to reverse repurchase transactions and as senior securities, as described in Section 18 of the 1940 Act. Rule 18f-4 limits the ability of Funds to enter into short selling transactions and may limit their ability to lend portfolio securities, unless the collateral for such transactions was limited to cash and cash equivalents.
Special Purpose Acquisition Companies. Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, a Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which a Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
In addition, from time to time, a Fund may serve as an “anchor” investor by purchasing a significant portion of the units offered in a SPAC’s IPO. A Fund may also purchase private warrants from a SPAC and/or enter into a forward purchase agreement or similar
44

arrangement through which the Fund makes a non-binding commitment to purchase additional units of the SPAC in the future. In exchange, the Fund receives certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”). Founder shares are generally subject to all of the risks described above (including the risk that the founder shares will expire worthless to the extent an acquisition or merger is not completed). Founder shares are also subject to restrictions on transferability, which significantly reduces their liquidity. In addition, a Fund may be required to forfeit all or a portion of any founder shares it holds, including, for example, (i) if the Fund does not purchase additional units of the SPAC pursuant to the terms of any forward purchase agreement it enters into, (ii) if the Fund sells shares that it purchased in the IPO prior to the SPAC effecting a merger or acquisition or (iii) if the SPAC’s sponsor forfeits its founders shares to effect a merger or acquisition.
Structured Notes
Subject to its individual investment practices and policies, each Fund, except the Lifestyle Funds, may purchase structured notes. Structured notes are derivative fixed-income securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, a Subadviser will analyze these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Swap Agreements
The Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, High Yield Bond Fund, Inflation Protected Fund, International Government Bond Fund, International Growth Fund, International Opportunities Fund, Large Cap Core Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund and U.S. Socially Responsible Fund may enter into interest rate, index and currency exchange rate swap agreements in accordance with their individual investment strategies. A Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.
Generally, a swap contract is a privately negotiated agreement between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. As a result of regulation implemented pursuant to Title VII of Dodd-Frank, these transactions are characterized as “swaps” and “security-based swaps.” Swaps are regulated by the CFTC and include swaps referencing any commodity, broad-based index (including indices of credit default swaps), treasury securities, and currency. Security-based swaps are treated as securities for purposes of the Securities Act and the Securities Exchange Act of 1934, are regulated by the SEC, and include swaps on single securities (other than treasury securities), baskets of securities and narrow indices of securities, single name credit default swaps and narrow indices of credit default swaps, and loans.
Swaps and security-based swaps are often traded in the OTC market but, in some cases, as a result of CFTC regulations implementing provisions in Title VII of Dodd-Frank, certain interest rate swaps and swaps on broad-based indices of credit default swaps must be traded on a swap execution facility and cleared through a CFTC-regulated clearinghouse. OTC swap contracts are typically marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Although some swaps are reset daily, for many swaps any change in market value is recorded as an unrealized gain or loss and the Fund and counterparty would not exchange such gains or losses until a predetermined quarterly or other periodic reset date. In connection with these contracts, specified types of securities and cash are required to be posted daily as variation margin for all swaps and for those security-based swaps traded in the OTC market with swap dealers regulated by the Prudential Regulators. Initial margin is currently required to be posted by the Funds for swaps.
The SEC has adopted margin requirements for security-based swaps which went effective October 2021.
Under internal policies, the Funds will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody’s, or is determined to be of equivalent quality by the applicable Subadviser.
Credit Default Swap Agreement
The Core Bond Fund, Dynamic Allocation Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, High Yield Bond Fund, Inflation Protected Fund , International Growth Fund and Systematic Growth Fund may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, obtaining synthetic long or short exposure to fixed income instruments through a more liquid investment vehicle or speculation.
45

Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one-time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event occurring with respect to a referenced issuer, obligation or index. As a seller of protection on a credit default swap, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap unless or until there is a credit event with respect to the referenced issuer, obligation or index. As the seller, a Fund would agree to pay to the buyer a cash amount reflecting the value of the referenced issuer, obligation or index upon the occurrence of a credit event affecting such issuer, obligation or index, in exchange for a stream of fixed rate payments or a specified single payment. Although credit default swaps were historically settled physically through delivery of specified securities, they are now generally cash settled in an amount established by an auction process operated by the International Swaps and Derivatives Association. Credit default swaps on a single instrument or issuer are treated as security-based swaps and regulated by the SEC. Referenced instruments may include any type of fixed income security, including sovereign securities, corporate securities and asset-backed securities.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one-time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. Credit indices are typically broad-based indices and, as a result, these swaps are treated as swaps subject to CFTC regulation. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
Credit default swap agreements on credit indices (“CDXs”) are indices of credit default swaps designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. The CDX reference baskets are priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs will increase the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments. The liquidity of the market for CDXs will be subject to liquidity in the secured loan and credit derivatives markets. CDXs are regulated as swaps by the CFTC.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement, valued based on an auction process. Notional amounts of credit default swaps are partially offset by upfront payments received upon entering into the agreement, or net amounts received from the settlement of protection credit default swaps entered into by a Fund for the same referenced entity or entities.
Cross-Currency Swap. A cross-currency swap is an interest rate swap agreement where the two instruments are denominated in two different currencies. Each agreement comprises both long and short exposures based on the reference legs of the swap. Cross-currency swaps are always long one currency and short another (non-base) currency simultaneously. These instruments are generally considered to be swaps regulated by the CFTC.
Currency Swaps. Currency swaps involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of currency swap contracts may extend for many years. Currency swaps are usually negotiated with commercial and
46

investment banks. Some currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows. These instruments generally are considered to be swaps regulated by the CFTC.
Equity Swaps Agreements. The Capital Appreciation Fund, Core Bond Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, High Yield Bond Fund, Inflation Protected Fund, International Growth Fund, International Opportunities Fund, International Value Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Special Values Fund, Small Cap Value Fund, Systematic Value Fund and U.S. Socially Responsible Fund may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security, basket or narrow-based index (e.g., generally nine or fewer securities). Equity swaps, a type of total return swap, are security-based swaps that are securities, regulated by the SEC that are typically entered into for the purpose of investing in a security, basket or narrow-based index without owning or taking physical custody of securities. Counterparties to the Fund on equity swaps on single name securities, baskets or narrow-based indices are required to be registered as security-based swap dealers.
An equity swap on a broad based index is a swap that is regulated by the CFTC. As is required with respect to dealers in all swaps, counterparties doing business as a dealer must be registered with the CFTC as a swaps dealer or satisfy the de minimis exception from such registration.
Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Fund will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payment that the Fund is contractually entitled to receive, if any. The Fund currently is required to post variation margin to and collect variation margin from counterparties to equity swaps that are CFTC regulated or entered into with a swap dealer subject to regulation by the Prudential Regulators. In addition, securities-based swaps that are equity swaps and that are entered into with non-bank counterparties are subject to posting and collection of variation margin. Equity swaps are also subject to initial margining requirements.
Index Swaps. Index swaps involve the exchange of value based on changes in an index, such as the Consumer Price Index (“CPI”), that could provide inflation protection or provide a hedge to such inflation-indexed securities.
Inflation Swaps. Inflation swap agreements are contracts, regulated as swaps by the CFTC, in which one party agrees to pay the cumulative percentage increase in a price index, such as the CPI, over the term of the swap (with some lag on the referenced inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. Inflation swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will enter into inflation swaps on a net basis (i.e., the two payment streams are netted out at maturity with the Fund receiving or paying, as the case may be, only the net amount of the two payments).
The value of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by the Fund from swap transactions, such as inflation swap agreements and other types of swaps discussed below, will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.
Interest Rate Caps, Collars and Floors. Certain Funds may invest in interest rate caps, collars and floors. These transactions are regulated by the CFTC as swaps. Generally, entering into interest rate caps, collars and floors is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of
47

interest rates. Since interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates or for speculation. Interest rate swaps are CFTC regulated swaps and involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Funds will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net discounted amount of interest payments that the Fund is contractually entitled to receive, if any. Certain interest rate swaps are required to be traded on a swap execution facility and centrally cleared.
Mortgage Swaps. A specific type of interest rate swap in which certain Funds may invest is a mortgage swap. Mortgage swaps are regulated by the CFTC as swaps and are similar to interest-rate swaps in that they represent commitments to pay and receive interest. In a mortgage swap, cash flows based on a group of mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.
Options on Swaps. Certain Funds may enter into swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. swaptions are regulated by the CFTC as swaps.
Total Return Swaps. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Total return swap agreements on commodities are regulated by the CFTC as swaps and involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Risks of Entering into Swap Agreements. Risks to the Funds of entering into swap agreements include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, the Funds may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform, the possibility that there is no liquid market for these agreements and the possibility that swaps entered into as hedging transactions will not effectively hedge the risk sought to be hedged. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the Subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Fund may suffer a loss.
Regulations enacted by the CFTC under Dodd-Frank require the Fund to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (a “CCP”). To clear a swap with the CCP, the Fund will submit the swap to, and post collateral with a futures broker that is a clearinghouse member. The Fund may enter into the swap with a swap dealer other than the futures broker (the “Executing Dealer”) and arrange for the swap to be transferred to the futures broker for clearing. It may also enter into the swap with the futures broker itself. The CCP, the futures broker and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or a futures broker, or the failure of a swap to be transferred from an Executing Dealer to the futures broker for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies.
Unseasoned Issuers
The Systematic Growth Fund, Core Bond Fund, Dividend Value Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, Growth Fund, High Yield Bond Fund, International Growth Fund, International Opportunities Fund (up to 4% of net assets), International Value Fund, Science & Technology Fund, Small Cap Growth Fund, Small Cap Special Values Fund and Small Cap Value Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have (together with their predecessors) generally operated for less than three years. The securities of such companies may have limited liquidity, which
48

can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.
U.S. Government Obligations
Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. Government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.
U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the FHLMC, the FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Variable Rate Demand Notes (“VRDNs”)
Each Fund, other than the Large Cap Core Fund and Lifestyle Funds, may invest in VRDNs. VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days.
Warrants and Rights
All Funds, except the Global Strategy Fund, International Government Bond Fund and Lifestyle Funds, may invest in or acquire warrants or rights offerings to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, sometimes as a result of a corporate action. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
When-Issued, Delayed Delivery and Forward Commitment Securities
Each Fund, except the Lifestyle Funds, may purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by each Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed-delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Funds will generally purchase securities on a when-issued or delayed-delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Funds may realize capital gains or losses in connection with these transactions. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Rule 18f-4 under the 1940 Act permits a Fund to enter into when-issued or forward-settling securities and non-standard settlement cycles securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided such transactions meet certain Rule 18f-4 requirements. See “Derivatives” above and “Investment Restrictions” below.
49

Zero Coupon Securities
In accordance with its investment practices and policies, each Fund, except the Lifestyle Funds, may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest.
Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.
The discount on zero coupon securities (“original issue discount”) must be taken into income ratably by a Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income to its shareholders each year for income and excise tax purposes, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.
The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.
SUPPLEMENTAL INFORMATION ABOUT DERIVATIVES AND THEIR USE
The Fund’s custodian, State Street Bank and Trust Company (“State Street”), or a securities depository acting for the custodian, will act as each Fund’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Fund has written listed options on securities or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.
A listed securities option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will result in the sale of related investments, increasing fund turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asse value being more sensitive to changes in the value of the underlying investments. Listed securities options are subject to position limits established by the applicable exchanges, with respect to listed options, and by FINRA, with respect to OTC options.
Transactions in listed options on futures by a Fund are subject to limitations established by each of the exchanges and, in some cases, the CFTC governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Dodd-Frank, enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, Swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Fund may employ in the future. Dodd-Frank authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and Prudential Regulators also have imposed variation margin requirements on non-cleared OTC derivatives. The SEC finalized non-cleared margin requirements for security-based swaps that became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Fund is required to provide and the costs associated with OTC derivatives transactions.
50

In addition, regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect the Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements. The implementation of these requirements with respect to derivatives, along with implementation of initial margin posting and additional regulations under Dodd-Frank regarding clearing, mandatory trading and reporting of derivatives, may increase the costs and risks to a Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.
As discussed above, OTC derivatives are subject to counterparty risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Fund will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC and/or SEC to act as a clearing member. The Fund may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.
The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures, or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements on the OTC derivatives that it regulates. Such requirements may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions. They may also render certain strategies in which a Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Fund decides to become a direct member of one or more of these exchanges or execution facilities, the Fund will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.
OTC derivatives dealers are currently required to register with the CFTC and, with respect to security-based swaps, are required to register with the SEC. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivatives dealers, which costs may be passed along to the Funds as market changes continue to be implemented.
In addition, the CFTC and the United States commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on United States commodities exchanges. For example, the CFTC currently imposes speculative position limits on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and United States commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits. These rules impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Fund could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Fund.
As noted above in “Derivatives,” the Derivatives Rule imposes limits on the amount of derivatives a Fund may enter into, treats derivatives as senior securities, and requires Funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
In 2020, the CFTC adopted final amendments to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The amendments enhance protections available to the Fund and shareholders of the Funds upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives.
All of these regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If an Adviser’s or Subadviser’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities.
51

If a Fund establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if a Subadviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
52

INVESTMENT ADVISER

VALIC serves as the investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 13, 2025 that was last approved by the Board on August 5-6, 2025. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net assets.
VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts, IRAs and Plans. VALIC is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). VALIC is located at 2919 Allen Parkway, 8th floor, Houston, Texas 77019.
Pursuant to the Advisory Agreement, VC I retains VALIC to manage each Fund’s day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which a Fund may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into subadvisory agreements with various Subadvisers, which agreements provide that the Subadviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value).
VC I pays VALIC a monthly fee calculated daily at the following annual percentages of each Fund’s assets:
Fund Name	Advisory Fee Rate
Aggressive Allocation Lifestyle Fund[1]	0.100%
Asset Allocation Fund[2]	0.500% on the first $300 million 0.475% on the next $200 million and 0.450% on assets over $500 million
Capital Appreciation Fund	0.550% on the first $1 billion and 0.525% on assets over $1 billion
Conservative Allocation Lifestyle Fund[1]	0.100%
Core Bond Fund[3]	0.500% on the first $200 million 0.450% on the next $300 million and 0.400% on assets over $500 million
Dividend Value Fund[4]	0.750% on the first $250 million 0.720% on the next $250 million 0.670% on the next $500 million and 0.620% on assets over $1 billion
Dynamic Allocation Fund[5]	0.250% on the first $1 billion 0.220% on the next $1 billion and 0.200% on assets over $2 billion
Emerging Economies Fund	0.810% on the first $250 million 0.760% on the next $250 million 0.710% on the next $500 million and 0.660% on assets over $1 billion
Global Real Estate Fund[6]	0.750% on the first $250 million 0.700% on the next $250 million and 0.650% on assets over $500 million
Global Strategy Fund[7]	0.500% on the first $500 million and 0.460% on assets over $500 million
53

Fund Name	Advisory Fee Rate
Government Securities Fund[8]	0.500% on the first $250 million 0.450% on the next $250 million 0.400% on the next $500 million and 0.350% on assets over $1 billion
Growth Fund[9]	0.730% on the first $500 million 0.670% on the next $500 million 0.640% on the next $500 million and 0.610% on assets over $1.5 billion
High Yield Bond Fund	0.650% on the first $150 million 0.600% on the next $350 million and 0.550% on assets over $500 million
Inflation Protected Fund[10]	0.500% on the first $250 million 0.450% on the next $250 million and 0.400% on assets over $500 million
International Equities Index Fund[27]	0.350% on the first $500 million 0.250% on the next $500 million and 0.240% on assets over $1 billion
International Government Bond Fund[11]	0.500% on the first $250 million 0.450% on the next $250 million 0.400% on the next $500 million and 0.350% on assets over $1 billion
International Growth Fund[12]	0.950% on the first $250 million 0.900% on the next $250 million 0.850% on the next $500 million and 0.800% on assets over $1 billion
International Opportunities Fund[13]	0.900% on the first $100 million 0.800% on the next $650 million and 0.750% on assets over $750 million
International Socially Responsible Fund[14]	0.500% on the first $500 million 0.475% on the next $500 million and 0.450% on assets over $1 billion
International Value Fund[15]	0.730% on the first $250 million 0.680% on the next $250 million 0.630% on the next $500 million and 0.580% on assets over $1 billion
Large Cap Core Fund[16]	0.640% on the first $750 million and 0.590% on assets over $750 million
Mid Cap Index Fund[17]	0.350% on the first $500 million 0.250% on the next $2.5 billion 0.200% on the next $2 billion and 0.150% on assets over $5 billion
Mid Cap Strategic Growth Fund	0.700% on the first $250 million 0.650% on the next $250 million and 0.600% on assets over $500 million
54

Fund Name	Advisory Fee Rate
Mid Cap Value Fund	0.750% on the first $100 million 0.725% on the next $150 million 0.700% on the next $250 million 0.675% on the next $250 million and 0.650% on assets over $750 million
Moderate Allocation Lifestyle Fund[1]	0.100%
Nasdaq-100® Index Fund[18]	0.400% on the first $250 million 0.380% on the next $250 million and 0.360% on assets over $500 million
Science & Technology Fund[19]	0.900% on the first $500 million and 0.850% on assets over $500 million
Small Cap Growth Fund[20]	0.850% on the first $100 million and 0.800% on assets over $100 million
Small Cap Index Fund[21]	0.350% on first $500 million 0.250% on the next $2.5 billion 0.200% on the next $2 billion and 0.150% on assets over $5 billion
Small Cap Special Values Fund[28]	0.750% on the first $500 million and 0.700% on assets over $500 million
Small Cap Value Fund	0.750% on the first $50 million and 0.650% on assets over $50 million
Stock Index Fund[22]	0.350% on the first $500 million 0.250% on the next $2.5 billion 0.200% on the next $2 billion and 0.150% on assets over $5 billion
Systematic Core Fund[23]	0.750% on the first $500 million and 0.725% on assets over $500 million
Systematic Growth Fund[24]	0.750% on the first $250 million 0.725% on the next $250 million and 0.700% on assets over $500 million
Systematic Value Fund[25]	0.700% of the first $250 million 0.650% on the next $250 million 0.600% on the next $500 million and 0.550% on assets over $1 billion
U.S. Socially Responsible Fund[26]	0.250% on the first $1 billion and 0.240% on assets over $1 billion

1
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.070% of the Fund’s average daily net assets.
2
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.450% on the first $300 million of the Fund’s average daily net assets, 0.425% on the next $200 million of the Fund’s average daily net assets, and 0.400% on average daily net assets over $500 million.
3
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.470% of the first $200 million of the Fund’s average daily net assets, 0.420% on the next $300 million of the Fund’s average daily net assets, 0.370% over $500 million of the Fund’s average daily net assets. Prior to April 29, 2024, the Fund did not have an advisory fee waiver.
4
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.600% of the first $250 million of the Fund’s average daily net assets, 0.570% on the next $250 million of the Fund’s average daily net assets, 0.520% on the next $500 million of the Fund’s average daily net assets, and 0.470% on average daily net assets over $1 billion. Prior to September 30, 2024, VALIC had contractually agreed, effective August 3, 2021, to waive the Fund’s advisory fees in order that such fees
55

equal: 0.64% on the first $250 million of the Fund’s average daily net assets, 0.61% on the next $250 million of the Fund’s average daily net assets, 0.56% on the next $500 million of the Fund’s average daily net assets, and 0.51% on average daily net assets over $1 billion.
5
VALIC has voluntarily agreed, until further notice, to waive a portion of its advisory fee in an amount equal to the amount of any advisory fees voluntarily waived by the Fund’s subadviser, AllianceBernstein, in connection with the Fund’s investment in the AB Government Money Market Portfolio, a series of AB Fixed-Income Shares, Inc. managed by AllianceBernstein (the “AB Fund Waiver”). The AB Fund Waiver may be terminated at any time by the Adviser.
6
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.740% of the first $250 million of the Fund’s average daily net assets, 0.690% on the next $250 million of the Fund’s average daily net assets, 0.640% over $500 million of the Fund’s average daily net assets. Prior to September 30, 2024, the Fund did not have an advisory fee waiver.
7
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.440% on the first $500 million of the Fund’s average daily net assets, and 0.400% on average daily net assets over $500 million.
8
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.385% on the first $250 million of the Fund’s average daily net assets, 0.335% on the next $250 million of the Fund’s average daily net assets, 0.285% on the next $500 million of the Fund’s average daily net assets, and 0.235% on average daily net assets over $1 billion. Prior to September 30, 2024, the Fund did not have an advisory fee waiver.
9
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.570% on the first $500 million of the Fund’s average daily net assets, 0.510% on the next $500 million of the Fund’s average daily net assets, 0.480% on the next $500 million of the Fund’s average daily net assets, and 0.450% on average daily net assets over $1.5 billion.
10
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.405% on the first $250 million of the Fund’s average daily net assets, 0.355% on the next $250 million of the Fund’s average daily net assets, and 0.305% on average daily net assets over $500 million.
11
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.44% on the first $250 million of the Fund’s average daily net assets, 0.39% on the next $250 million of the Fund’s average daily net assets, 0.34% on the next $500 million of the Fund’s average daily net assets, and 0.29% on average daily net assets over $1 billion. Prior to September 30, 2024, the Fund did not have an advisory fee waiver.
12
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.690% of the first $250 million of the Fund’s average daily net assets, 0.640% on the next $250 million of the Fund’s average daily net assets, 0.590% on the next $500 million of the Fund’s average daily net assets, and 0.540% on average daily net assets over $1 billion. Prior to September 30, 2024, VALIC had contractually agreed, effective August 3, 2021, to waive the Fund’s advisory fees in order that such fees equal: 0.75% on the first $250 million of the Fund’s average daily net assets, 0.70% on the next $250 million of the Fund’s average daily net assets, 0.65% on the next $500 million of the Fund’s average daily net assets, and 0.60% on average daily net assets over $1 billion.
13
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.870% on the first $100 million of the Fund’s average daily net assets, 0.770% on the next $650 million of the Fund’s average daily net assets, and 0.720% of the Fund’s average daily net assets over $750 million.
14
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fee in order that such fees equal 0.410% on the first $500 million of the Fund’s average daily net assets, 0.385% on the next $500 million of the Fund’s average daily net assets, and 0.360% on average daily net assets over $1 billion.
15
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.66% on the first $250 million of the Fund’s average daily net assets, 0.610% on the next $250 million of the Fund’s average daily net assets, 0.560% on the next $500 million of the Fund’s average daily net assets, and 0.510% on average daily net assets over $1 billion. Prior to September 30, 2024, the Fund did not have an advisory fee waiver.
16
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.55% of the first $750 million of the Fund’s average daily net assets, 0.50% over $750 million of the Fund’s average daily net assets.
17
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.335% on the first $500 million of the Fund’s average daily net assets, 0.235% on the next $2.5 billion of the Fund’s average daily net assets, 0.185% on the next $2 billion of the Fund’s average daily net assets and 0.135% on average daily net assets over $5 billion. Prior to September 30, 2024, the Fund did not have an advisory fee waiver.
18
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.320% on the first $250 million of the Fund’s average daily net assets, 0.300% on the next $250 million of the Fund’s average daily net assets and 0.280% on average daily net assets over $500 million. Prior to September 28, 2023, VALIC had contractually agreed, effective October 1, 2022, to waive the Fund’s advisory fees in order that such fees equal: 0.35% on the first $250 million of the Fund’s average daily net assets, 0.33% on the next $250 million of the Fund’s average daily net assets and 0.31% on average daily net assets over $500 million.
19
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.850% of the first $500 million of the Fund’s average daily net assets, 0.800% over $500 million of the Fund’s average daily net assets. Prior to February 1, 2024, VALIC had contractually agreed, effective October 1, 2022, to waive the Fund’s advisory fees in order that such fees equal: 0.86% on the first $500 million of the Fund’s average daily net assets, and 0.81% on assets over $500 million of the Fund’s average daily net assets.
20
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.800% on the first $100 million of the Fund’s average daily net assets, and 0.750% on average daily net assets over $100 million. Prior to September 30, 2024, VALIC had contractually agreed, effective August 3, 2021, to waive the Fund’s advisory fees in order that such fees equal: 0.82% on the first $100 million of the Fund’s average daily net assets, and 0.77% on average daily net assets over $100 million.
21
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.290% on the first $500 million of the Fund’s average daily net assets, 0.190% on the next 2.5 billion of the Fund’s average daily net assets, 0.140% on the next $2.0 billion of the Fund’s average daily net assets, and 0.09% on average daily net assets over $5.0 billion. Prior to September 30, 2024, VALIC had contractually agreed, effective October 1, 2022, to waive the Fund’s advisory fees in order that such fees
56

equal: 0.30% on the first $500 million of the Fund’s average daily net assets, 0.20% on the next 2.5 billion of the Fund’s average daily net assets, 0.15% on the next $2.0 billion of the Fund’s average daily net assets and 0.10% on average daily net assets over $5.0 billion.
22
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fee in order that such fees equal 0.265% on the first $500 million of the Fund’s average daily net assets, 0.165% on the next $2.5 billion of the Fund’s average daily net assets, 0.115% on the next $2 billion of the Fund’s average daily net assets, and 0.065% on average daily net assets over $5 billion. Prior to September 30, 2024, VALIC had contractually agreed, effective September 28, 2023, to waive the Fund’s advisory fee in order that such fees equal 0.275% on the first $500 million of the Fund’s average daily net assets, 0.175% on the next $2.5 billion of the Fund’s average daily net assets, 0.125% on the next $2 billion of the Fund’s average daily net assets, and 0.075% on average daily net assets over $5 billion.
23
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.530% on the first $500 million of the Fund’s average daily net assets, and 0.505% on average daily net assets over $500 million.
24
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.580% of the first $250 million of the Fund’s average daily net assets, 0.555% on the next $250 million of the Fund’s average daily net assets, 0.530% on the next $300 million of the Fund’s average daily net assets, 0.505% on the next $200 million of the Fund’s average daily net assets, and 0.450% of the Fund’s average daily net assets over $1 billion. Prior to May 1, 2023, the Fund did not have an advisory fee waiver.
25
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.560% on the first $250 million of the Fund’s average daily net assets, 0.510% on the next $250 million of the Fund’s average daily net assets, 0.460% on the next $500 million of the Fund’s average daily net assets, and 0.410% on average daily net assets over $1 billion. Prior to September 30, 2024, VALIC had contractually agreed, effective August 3, 2021, to waive the Fund’s advisory fees in order that such fees equal: 0.40% on the first $250 million of the Fund’s average daily net assets, 0.35% on the next $250 million of the Fund’s average daily net assets, 0.30% on the next $500 million of the Fund’s average daily net assets, and 0.25% on average daily net assets over $1 billion.
26
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.230% on the first $1 billion of the Fund’s average daily net assets, and 0.220% on average daily net assets over $1 billion.
27
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.315% on the first $500 million of the Fund’s average daily net assets, 0.215% on the next $500 million of the Fund’s average daily net assets and 0.205% on average daily net assets over $1 billion.
28
Pursuant to an Advisory Fee Waiver Agreement, VALIC has contractually agreed to waive the Fund’s advisory fees in order that such fees equal: 0.72% on the first $500 million of the Fund’s average daily net assets and 0.67% on average daily net assets over $500 million.
The below table sets forth the total advisory fees received by VALIC from each Fund pursuant to the Advisory Agreement for the last three fiscal years. The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.
	2025		2024		2023
Fund Name	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Aggressive Allocation Lifestyle Fund	0.10%	$710,504	0.10%	$659,711	0.10%	$626,260
Asset Allocation Fund	0.50%	746,675	0.50%	701,998	0.50%	665,219
Capital Appreciation Fund	0.55%	1,285,745	0.55%	556,248	0.55%	469,693
Conservative Allocation Lifestyle Fund	0.10%	288,846	0.10%	297,357	0.10%	309,765
Core Bond Fund	0.41%	10,698,944	0.41%	11,022,926	0.41%	12,107,977
Dividend Value Fund	0.71%	5,243,807	0.71%	5,366,871	0.69%	8,371,246
Dynamic Allocation Fund	0.25%	346,032	0.25%	361,776	0.25%	388,280
Emerging Economies Fund	0.76%	5,575,674	0.76%	5,335,071	0.77%	4,523,637
Global Real Estate Fund	0.74%	2,523,231	0.75%	2,006,528	0.73%	3,013,510
Global Strategy Fund	0.50%	1,096,993	0.50%	1,063,049	0.50%	1,069,604
Government Securities Fund	0.50%	664,601	0.50%	664,465	0.50%	855,781
Growth Fund	0.67%	11,405,725	0.68%	9,841,191	0.70%	6,331,716
High Yield Bond Fund	0.62%	2,292,941	0.62%	2,420,834	0.62%	2,658,988
Inflation Protected Fund	0.48%	1,906,233	0.48%	2,018,893	0.45%	3,279,921
International Equities Index Fund	0.27%	4,949,802	0.27%	5,299,590	0.28%	4,610,436
International Government Bond Fund	0.50%	311,168	0.50%	325,579	0.50%	477,904
International Growth Fund	0.93%	3,479,895	0.93%	3,665,477	0.93%	3,662,678
International Opportunities Fund	0.83%	3,190,870	0.82%	3,793,395	0.82%	3,709,013
International Socially Responsible Fund	0.50%	2,441,291	0.50%	2,138,843	0.50%	1,676,263
International Value Fund	0.71%	3,162,620	0.71%	3,445,736	0.70%	3,651,636
Large Cap Core Fund	0.64%	4,009,505	0.64%	4,357,548	0.64%	4,403,064
Mid Cap Index Fund	0.27%	7,592,611	0.27%	7,903,903	0.27%	7,871,617
Mid Cap Strategic Growth Fund	0.64%	6,685,502	0.64%	5,899,306	0.66%	4,432,341
Mid Cap Value Fund	0.70%	5,207,719	0.71%	4,442,995	0.70%	5,492,253
57

	2025		2024		2023
Fund Name	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Moderate Allocation Lifestyle Fund	0.10%	$1,023,598	0.10%	$1,000,692	0.10%	$989,433
Nasdaq-100® Index Fund	0.37%	3,765,424	0.38%	3,286,610	0.38%	2,598,839
Science & Technology Fund	0.86%	24,046,455	0.86%	20,645,938	0.86%	16,577,825
Small Cap Growth Fund	0.81%	4,225,544	0.81%	4,427,826	0.81%	4,227,725
Small Cap Index Fund	0.30%	3,186,184	0.30%	2,926,374	0.31%	2,745,648
Small Cap Special Values Fund	0.75%	1,508,913	0.75%	1,545,529	0.75%	1,574,144
Small Cap Value Fund	0.66%	2,267,547	0.66%	2,784,196	0.66%	3,369,681
Stock Index Fund	0.22%	14,430,984	0.23%	13,369,125	0.24%	12,045,827
Systematic Core Fund	0.75%	4,521,751	0.75%	4,214,909	0.75%	4,035,695
Systematic Growth Fund	0.72%	7,212,725	0.72%	6,458,369	0.73%	4,957,335
Systematic Value Fund	0.68%	3,100,356	0.68%	2,937,188	0.68%	3,004,728
U.S. Socially Responsible Fund	0.25%	1,622,597	0.25%	1,781,928	0.25%	1,694,282
The below table sets forth the advisory fees retained by VALIC with respect to the Funds after paying all subadvisory fees to the Subadvisers of the Funds for the past three fiscal years. The percentages and amounts shown in the table do not reflect any fee waivers and/or expense reimbursements.
	2025		2024		2023
Fund Name	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Aggressive Allocation Lifestyle Fund	0.03%	$213,151	0.03%	$197,913	0.02%	$126,104
Asset Allocation Fund	0.30%	448,005	0.30%	421,199	0.30%	399,132
Capital Appreciation Fund	0.33%	773,251	0.33%	333,749	0.33%	281,816
Conservative Allocation Lifestyle Fund	0.03%	86,654	0.03%	89,207	0.02%	61,802
Core Bond Fund	0.29%	7,504,503	0.25%	6,764,196	0.25%	7,348,736
Dividend Value Fund	0.42%	3,101,509	0.42%	3,183,186	0.41%	4,973,369
Dynamic Allocation Fund	0.16%	222,203	0.16%	228,305	0.16%	243,162
Emerging Economies Fund	0.52%	3,800,696	0.35%	2,428,432	0.33%	1,961,377
Global Real Estate Fund	0.33%	1,139,630	0.34%	920,617	0.24%	1,005,452
Global Strategy Fund	0.26%	570,436	0.26%	552,786	0.26%	556,194
Government Securities Fund	0.27%	361,323	0.27%	361,181	0.28%	487,557
Growth Fund	0.53%	8,967,853	0.52%	7,538,410	0.51%	4,631,243
High Yield Bond Fund	0.27%	1,008,970	0.27%	1,072,917	0.28%	1,191,898
Inflation Protected Fund	0.35%	1,385,404	0.35%	1,473,028	0.34%	2,451,308
International Equities Index Fund	0.22%	4,041,911	0.20%	3,984,888	0.18%	3,006,523
International Government Bond Fund	0.25%	155,584	0.25%	162,789	0.25%	238,952
International Growth Fund	0.57%	2,115,213	0.57%	2,228,625	0.56%	2,226,914
International Opportunities Fund	0.31%	1,189,520	0.31%	1,430,733	0.31%	1,398,722
International Socially Responsible Fund	0.36%	1,760,885	0.32%	1,364,150	0.25%	838,131
International Value Fund	0.39%	1,748,355	0.36%	1,751,396	0.35%	1,846,729
Large Cap Core Fund	0.31%	1,939,543	0.28%	1,911,823	0.28%	1,932,557
Mid Cap Index Fund	0.25%	7,109,334	0.25%	7,295,069	0.25%	7,265,448
Mid Cap Strategic Growth Fund	0.27%	2,853,020	0.27%	2,498,473	0.28%	1,885,615
Mid Cap Value Fund	0.29%	2,175,053	0.29%	1,845,843	0.29%	2,293,238
Moderate Allocation Lifestyle Fund	0.03%	307,079	0.03%	300,208	0.02%	198,699
Nasdaq-100® Index Fund	0.33%	3,344,630	0.32%	2,795,552	0.28%	1,920,717
Science & Technology Fund	0.47%	13,210,981	0.40%	9,650,908	0.35%	6,858,854
Small Cap Growth Fund	0.39%	2,060,472	0.38%	2,104,432	0.38%	2,002,699
Small Cap Index Fund	0.28%	2,993,209	0.28%	2,717,264	0.29%	2,550,996
58

	2025		2024		2023
Fund Name	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Small Cap Special Values Fund	0.20%	$402,971	0.20%	$415,176	0.20%	$424,715
Small Cap Value Fund	0.25%	852,903	0.25%	1,051,614	0.25%	1,276,800
Stock Index Fund	0.21%	13,815,746	0.21%	12,652,453	0.23%	11,349,391
Systematic Core Fund	0.67%	4,062,438	0.67%	3,775,699	0.67%	3,608,234
Systematic Growth Fund	0.60%	6,030,641	0.60%	5,388,556	0.38%	2,577,956
Systematic Value Fund	0.57%	2,622,609	0.57%	2,484,544	0.58%	2,541,693
U.S. Socially Responsible Fund	0.18%	1,198,120	0.16%	1,153,974	0.13%	847,141
VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing expenses, as shown above and below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2026. For purposes of the expense reimbursements, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business.
Fund	Current Maximum Fund Expense	Expenses Before Limitation (during fiscal year ended May 31, 2025)
Dynamic Allocation Fund*	0.32%	0.41%
High Yield Bond Fund	0.68%	0.77%

*
Subject to recoupment under Section 3 of the Agreement. Separately, AllianceBernstein currently sweeps excess cash of the Fund into the Government STIF Portfolio, which is a money market fund advised by AllianceBernstein. AllianceBernstein has agreed to a voluntary subadvisory fee waiver for the Fund up to the amount of any advisory fees it receives from the Government STIF Portfolio, in connection with any investment by AllianceBernstein on behalf of the Fund in the Government STIF Portfolio. VALIC has voluntarily agreed to reduce its management fee for the Fund by the amount waived by AllianceBernstein pursuant to the foregoing voluntary subadvisory fee waiver. These voluntary waivers are not contractual and can be discontinued by AllianceBernstein and VALIC at any time.
For the fiscal years ended May 31, 2025, 2024 and 2023, with respect to the Funds, VALIC waived advisory fees or reimbursed (or recouped) pursuant to contractual expense caps in the following amounts:
	Amounts Waived or Reimbursed (Recouped) by VALIC For the Fiscal Year Ended May 31,
Fund Name	2025	2024	2023
Aggressive Allocation Lifestyle Fund[1]	$213,151	$197,913	$265,177
Asset Allocation Fund	74,668	70,200	66,522
Capital Appreciation Fund[1]	-	-	63,151
Conservative Allocation Lifestyle Fund[1]	86,654	89,207	104,152
Core Bond Fund[1]	776,171	70,117	58,353
Dividend Value Fund	1,004,217	828,371	1,338,850
Dynamic Allocation Fund	78,022	68,619	66,573
Global Real Estate Fund	23,343	-	-
Global Strategy Fund	131,639	127,566	128,352
Government Securities Fund	71,501	-	-
Growth Fund	2,716,337	2,316,588	1,440,598
High Yield Bond Fund	303,321	270,395	282,360
Inflation Protected Fund	118,749	126,260	217,886
International Government Bond Fund	8,157	-	-
International Growth Fund	894,647	786,773	786,151
International Opportunities Fund	115,908	168,415	311,819
International Socially Responsible	263,190	147,363	-
59

	Amounts Waived or Reimbursed (Recouped) by VALIC For the Fiscal Year Ended May 31,
Fund Name	2025	2024	2023
International Value Fund	$312,697	$341,925	$364,231
Large Cap Core Fund	207,030	-	-
Mid Cap Index Fund	186,997	-	-
Mid Cap Value Fund[1]	-	-	74,367
Moderate Allocation Lifestyle Fund[1]	307,079	300,208	266,175
Nasdaq-100® Index Fund[1]	803,428	617,351	249,162
Science & Technology	1,399,792	1,048,212	700,766
Small Cap Growth Fund[1]	224,970	164,168	253,301
Small Cap Index Fund	608,446	485,275	299,138
Small Cap Value Fund	-	79,325	209,587
Stock Index Fund[2]	5,408,504	3,540,993	2,023,236
Systematic Core Fund	1,334,187	1,241,076	1,186,699
Systematic Growth Fund[1]	1,771,352	1,547,630	121,558
Systematic Value Fund	883,956	1,297,933	1,329,105
U.S. Socially Responsible Fund	9,950	-	-

1
The Expense Limitation Agreement with respect to this Fund was terminated effective October 1, 2022.
2
The Expense Limitation Agreement with respect to this Fund was terminated effective September 30, 2024.
The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefit, and to advise VC I’s Board of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.
Code of Ethics
VC I and VALIC have adopted an Investment Company and Investment Adviser Code of Ethics (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code generally is (1) any trustee, director, officer, general partner or advisory person of VC I or VALIC, (2) any trustee, director, officer or general partner of the underwriter, Corebridge Capital Services, Inc. (“CCS”), who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for VC I or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC I regarding the purchase or sale of securities, (3) any Supervised Person, as defined below, who has access to non-public information to VALIC’s purchase or sale of securities, or non-public information regarding the portfolio holdings of the Funds, (4) any Supervised Person who is involved in making securities recommendations to the Funds, or has access to such recommendations that are non-public, and (5) any other persons designated by the Review Officer (as defined in the VALIC Code) as having access to current trading information. A “Supervised Person” means VALIC’s partners, officers, directors and employees, and any other person who provide advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; and (vi) involvement in outside activities, including but not limited to board memberships of publicly traded companies. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. VALIC reports to the Board on a quarterly basis, as to whether there were any violations of the VALIC Code by Access Persons of VC I or any material violations by the Subadvisers’ access persons involved with the Funds.
Each of the Subadvisers has adopted a code of ethics. Provisions of a Subadviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Subadviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by
60

the Fund managed by such Subadviser. Such provisions may be more restrictive than the provision set forth in the VALIC Code. Material violations of a Subadviser’s code of ethics by such Subadviser’s access persons who are involved with the Fund will be reported to VC I’s Board.
The VALIC Code is available on the EDGAR Database on the SEC’s. website at http://www.sec.gov. You may also request paper copies from the SEC electronically at publicinfo@sec.gov. A duplicating fee will be assessed for all copies provided by the SEC.
61

INVESTMENT SUBADVISERS

Subject to the control, supervision and direction of VALIC, subadvisory services are provided as follows:
Fund Name	Subadviser Name
Aggressive Allocation Lifestyle Fund[1]	J.P. Morgan Investment Management Inc. (“JPMIM”)
Asset Allocation Fund[2]	JPMIM
Capital Appreciation Fund[3]	Columbia Management Investment Advisers, LLC (“Columbia”)
Conservative Allocation Lifestyle Fund[1]	JPMIM
Core Bond Fund[4]	PineBridge Investments LLC (“PineBridge”) and JPMIM
Dividend Value Fund[5]	BlackRock Investment Management, LLC (“BlackRock”) and ClearBridge Investments, LLC (“ClearBridge”)
Dynamic Allocation Fund[6]	AllianceBernstein L.P. (“AllianceBernstein”)
Emerging Economies Fund[7]	BlackRock
Global Real Estate Fund[8]	Duff & Phelps Investment Management Co. (“Duff & Phelps”) and Massachusetts Financial Services Company (“MFS”)
Global Strategy Fund[9]	Franklin Advisers, Inc. (“Franklin Advisers”)and Brandywine Global Investment Management LLC (“Brandywine”)
Government Securities Fund	JPMIM
Growth Fund[10]	BlackRock
High Yield Bond Fund	Wellington Management Company LLP (“Wellington Management”)
Inflation Protected Fund[11]	Wellington Management
International Equities Index Fund[12]	BlackRock
International Government Bond Fund	PineBridge
International Growth Fund	Morgan Stanley Investment Management Inc. (“MSIM Inc.”)
International Opportunities Fund[13]	Invesco Advisers, Inc. (“Invesco”) and Wellington Management
International Socially Responsible Fund[12]	BlackRock
International Value Fund[14]	Columbia and Goldman Sachs Asset Management, L.P. (“GSAM”)
Large Cap Core Fund[15]	T. Rowe Price Associates, Inc. (“T. Rowe Price”) and JPMIM
Mid Cap Index Fund[12]	BlackRock
Mid Cap Strategic Growth Fund[16]	Janus Henderson Investors US LLC (“Janus”) and Voya Investment Management Co. LLC (“Voya IM”)
Mid Cap Value Fund	Boston Partners Global Investors, Inc. d/b/a Boston Partners (“Boston Partners”) and Wellington Management
Moderate Allocation Lifestyle Fund[1]	JPMIM
Nasdaq-100® Index Fund[12]	BlackRock
Science & Technology Fund[17]	BlackRockand Voya IM
Small Cap Growth Fund[18]	American Century Investment Management, Inc. (“American Century”) and T. Rowe Price
62

Fund Name	Subadviser Name
Small Cap Index Fund[12]	BlackRock
Small Cap Special Values Fund	Allspring Global Investments, LLC (“Allspring”)
Small Cap Value Fund	JPMIM
Stock Index Fund[12]	BlackRock
Systematic Core Fund[19]	GSAM
Systematic Growth Fund[20]	GSAM and Wellington Management
Systematic Value Fund	Wellington Management
U.S. Socially Responsible Fund[12]	BlackRock

1.
Effective September 28, 2022, JPMIM replaced PineBridge as subadviser to the Fund.
2.
Effective January 11, 2021, JPMIM replaced PineBridge as subadviser to the Fund.
3.
Effective December 16, 2021, Columbia replaced BMO Asset Management Corp. as subadviser to the Fund.
4.
Effective April 29, 2024, JPMIM was added as a subadviser, serving alongside PineBridge, for the Fund.
5.
Effective July 7, 2021, ClearBridge replaced SunAmerica Asset Management, LLC (“SunAmerica”) as subadviser to the Fund.
6.
Effective September 29, 2025, AllianceBernstein replaced SunAmerica as subadviser to the Fund.
7.
Effective April 29, 2024, BlackRock replaced JPMIM as subadviser to the Fund.
8.
Effective May 1, 2023, Duff & Phelps and MFS replaced Invesco and GSAM as subadvisers to the Fund.
9.
Effective December 7, 2021, Brandywine assumed management of the fixed-income portion of the Fund. From January 29, 2020, through December 6, 2021, Franklin Advisers served as subadviser to the entire Fund.
10.
Effective April 30, 2025, BlackRock assumed subadvisory responsibility for the Passive Strategy of the Fund. Prior to May 1, 2025, SunAmerica served as subadviser to the Passive Strategy. Effective September 30, 2019, BlackRock assumed subadvisory responsibility for the Active Strategy of the Fund. Prior to October 1, 2019, American Century Investment Management, Inc. served as subadviser to the Fund.
11.
Effective September 28, 2020, Wellington Management replaced PineBridge as subadviser to the Fund.
12.
Effective April 30, 2025, BlackRock replaced SunAmerica as subadviser to the Fund.
13.
Effective September 28, 2023, Invesco and Wellington Management replaced Delaware Investments Fund Advisers and MFS as subadvisers to the Fund.
14.
Effective April 29, 2024, Columbia and GSAM replaced Allspring as subadvisers to the Fund.
15.
Effective September 29, 2025, T. Rowe Price and JPMIM replaced MFS as subadvisers to the Fund.
16.
Effective July 25, 2022, Voya Investment Management Co. LLC replaced Allianz Global Investors U.S. LLC (“Allianz”) as subadviser to the Fund.
17.
Effective May 1, 2023, BlackRock replaced T. Rowe Price, and Voya IM replaced Allianz as subadvisers to the Fund. Effective September 30, 2024, Wellington Management was terminated as subadviser to the Fund.
18.
Effective May 24, 2021, T. Rowe Price was added as a subadviser to the Fund. Effective September 30, 2024, American Century replaced JPMIM as subadviser to the Fund.
19.
Effective April 27, 2020, GSAM replaced JPMIM as subadviser to the Fund.
20.
Effective May 1, 2023, GSAM and Wellington Management replaced T. Rowe Price as subadvisers to the Fund.
AllianceBernstein is an indirect majority-owned subsidiary of Equitable Holdings, Inc. Allspring, formerly “Wells Capital Management Incorporated,” is a Delaware limited liability company organized under the laws of Delaware and is an SEC registered investment adviser. Allspring is a wholly-owned subsidiary of Allspring Global Investment Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. BlackRock is a subsidiary of BlackRock, Inc., a global investment manager. Boston Partners is an indirect wholly-owned subsidiary of ORIX Corporation of Japan. Brandywine and ClearBridge are each an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. Columbia is a wholly-owned subsidiary of Ameriprise Financial, Inc. Franklin Advisers is an indirect wholly-owned subsidiary of Franklin Templeton Investments. GSAM is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. Janus is an indirect subsidiary of Janus Henderson Group plc. JPMIM is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM Inc. is a subsidiary of Morgan Stanley. PineBridge is a Delaware limited liability company and is a wholly-owned subsidiary of PineBridge Investments Holdings US LLC which is a wholly-owned subsidiary of PineBridge Investments, L.P., a company owned by Pacific Century Group, an Asia based private investment group. Pacific Century Group is majority owned by Mr. Richard Li Tzar Kai. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Wellington Management is a Delaware limited liability partnership.
63

VALIC may terminate any subadvisory agreement with a Subadviser without shareholder approval. Moreover, VC I relies upon an exemptive order from the SEC that permits VALIC, subject to certain conditions, to enter into subadvisory agreements relating to the Funds with unaffiliated subadvisers approved by the Board without obtaining shareholder approval. The exemptive order permits VALIC, subject to the approval of the Board but without shareholder approval, to employ unaffiliated subadvisers for new or existing funds, change the terms of subadvisory agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any changes that are made pursuant to the exemptive order within 60 days of hiring a new subadviser or making a material change to an existing subadvisory agreement. The order also permits the Funds to disclose fees paid to subadvisers on an aggregate, rather than individual, basis. In addition, pursuant to no-action relief, the SEC Staff has extended multi-manager relief to any affiliated subadviser, provided certain conditions are met. The Funds’ shareholders have approved the Funds’ reliance on the no-action relief. VALIC will determine if and when a Fund should rely on the no-action relief.
VALIC pays each Subadviser a monthly fee with respect to each Fund for which such Subadviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things, permits VC I to disclose to shareholders the Subadvisers’ fees only in the aggregate for each Fund. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Subadviser for each Fund may vary according to the level of assets of each Fund.
The following table sets forth the aggregate subadvisory fees paid to the Subadvisers of the Funds by VALIC for the past three fiscal years:
	2025		2024		2023
Fund	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Aggressive Allocation Lifestyle Fund	0.07%	$497,353	0.07%	$461,798	0.08%	$500,156
Asset Allocation Fund	0.20%	298,670	0.20%	280,799	0.20%	266,087
Capital Appreciation Fund	0.22%	512,494	0.22%	222,499	0.22%	187,877
Conservative Allocation Lifestyle Fund	0.07%	202,192	0.07%	208,150	0.08%	247,963
Core Bond Fund	0.12%	3,194,442	0.16%	4,258,730	0.16%	4,759,241
Dividend Value Fund	0.29%	2,142,298	0.29%	2,183,685	0.28%	3,397,877
Dynamic Allocation Fund[1]	0.09%	123,829	0.09%	133,471	0.09%	145,118
Emerging Economies Fund	0.24%	1,774,979	0.42%	2,906,639	0.44%	2,562,260
Global Real Estate Fund	0.40%	1,383,601	0.40%	1,085,911	0.49%	2,008,058
Global Strategy Fund	0.24%	526,557	0.24%	510,264	0.24%	513,410
Government Securities Fund	0.23%	303,279	0.23%	303,284	0.22%	368,224
Growth Fund[2]	0.14%	2,437,872	0.16%	2,302,781	0.19%	1,700,473
High Yield Bond Fund	0.35%	1,283,970	0.34%	1,347,917	0.34%	1,467,090
Inflation Protection Fund	0.13%	520,830	0.13%	545,865	0.11%	828,613
International Equities Index Fund[3]	0.05%	907,891	0.07%	1,314,701	0.10%	1,603,913
International Government Bond Fund	0.25%	155,584	0.25%	162,790	0.25%	238,952
International Growth Fund	0.37%	1,364,681	0.37%	1,436,852	0.37%	1,435,764
International Opportunities Fund	0.52%	2,001,350	0.51%	2,362,662	0.51%	2,310,291
International Socially Responsible Fund[3]	0.14%	680,406	0.18%	774,694	0.25%	838,132
International Value Fund	0.32%	1,414,265	0.35%	1,694,340	0.35%	1,804,907
Large Cap Core Fund	0.33%	2,069,961	0.36%	2,445,725	0.36%	2,470,507
Mid Cap Index Fund[3]	0.02%	483,277	0.02%	608,835	0.02%	606,169
Mid Cap Strategic Growth Fund	0.36%	3,832,482	0.37%	3,400,833	0.38%	2,546,726
Mid Cap Value Fund	0.41%	3,032,666	0.41%	2,597,153	0.41%	3,199,015
Moderate Allocation Lifestyle Fund	0.07%	716,519	0.07%	700,484	0.08%	790,734
Nasdaq-100® Index Fund[3]	0.04%	420,795	0.06%	491,057	0.10%	678,122
Science & Technology Fund	0.39%	10,835,474	0.46%	10,995,030	0.51%	9,718,971
Small Cap Growth Fund	0.41%	2,165,071	0.42%	2,323,394	0.43%	2,225,026
Small Cap Index Fund[3]	0.02%	192,975	0.02%	209,110	0.02%	194,652
Small Cap Special Values Fund	0.55%	1,105,942	0.55%	1,130,352	0.55%	1,149,429
Small Cap Value Fund	0.41%	1,414,645	0.41%	1,732,582	0.41%	2,092,881
64

	2025		2024		2023
Fund	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount
Stock Index Fund[3]	0.01%	$615,237	0.01%	$716,672	0.01%	$696,436
Systematic Core Fund	0.08%	459,313	0.08%	439,210	0.08%	427,461
Systematic Growth Fund	0.12%	1,182,084	0.12%	1,069,813	0.35%	2,379,379
Systematic Value Fund	0.10%	477,747	0.10%	452,644	0.10%	463,035
U.S. Socially Responsible Fund[3]	0.07%	424,477	0.09%	627,954	0.12%	847,141

1
For the fiscal years ended May 31, 2025, 2024 and 2023, VALIC paid SunAmerica $82,508, $89,657, and $109,377, respectively, in subadvisory fees or 0.06%, 0.06%, and 0.06% of net assets, respectively, with respect to the Dynamic Allocation Fund.
2
For the fiscal years ended May 31, 2025, 2024 and 2023, VALIC paid SunAmerica $41,901, $32,122, and $42,108, respectively, in subadvisory fees or 0.00%, 0.00%, and 0.00% of net assets, respectively, with respect to the Growth Fund.
3
As the sole subadviser to the Fund before April 30, 2025, SunAmerica received all the subadvisory fees with respect to the International Equities Index Fund, International Socially Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund, Stock Index Fund, and U.S. Socially Responsible Fund.

SERVICE AGREEMENTS

Amended and Restated Administrative Services Agreement
VC I has entered into an Amended and Restated Administrative Services Agreement (“Administrative Services Agreement”) with SunAmerica (the “Administrator”) on behalf of all Funds to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, the Administrator provides administrative services to the Board, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.
Pursuant to the Administrative Services Agreement, VC I pays the Administrator an annual fee of 0.06% based on average daily net assets plus an accounting basis point fee.1 These fees are paid directly by the Funds. For the fiscal years ended May 31, 2025, 2024 and 2023, the Funds paid the Administrator the following administrative services fees under the Administrative Services Agreement:
Fund Name	2025	2024	2023
Aggressive Allocation Lifestyle Fund	-	-	-
Asset Allocation Fund	99,638	93,582	88,609
Capital Appreciation Fund	155,978	67,398	56,903
Conservative Allocation Lifestyle Fund	-	-	-
Core Bond Fund	1,726,268	1,778,281	1,957,714
Dividend Value Fund	489,825	501,615	810,637
Dynamic Allocation Fund	17,633	17,892	18,137
Emerging Economies Fund	488,729	465,606	389,141
Global Real Estate Fund	228,628	179,160	275,204
Global Strategy Fund	146,384	141,711	142,477
Government Securities Fund	88,684	88,568	114,008
Growth Fund	1,132,796	965,449	599,652
High Yield Bond Fund	246,620	260,591	286,872
Inflation Protected Fund	264,098	280,452	483,879
International Equities Index Fund	1,209,187	1,304,995	1,112,695
International Government Bond Fund	41,521	43,390	63,689
65

Fund Name	2025	2024	2023
International Growth Fund	248,722	262,198	261,768
International Opportunities Fund	257,780	307,732	300,449
International Socially Responsible Fund	325,909	285,125	223,215
International Value Fund	298,050	325,571	346,570
Large Cap Core Fund	418,000	453,848	458,203
Mid Cap Index Fund	1,893,552	1,979,035	1,968,603
Mid Cap Strategic Growth Fund	701,732	613,843	450,337
Mid Cap Value Fund	494,637	417,752	521,965
Moderate Allocation Lifestyle Fund	-	-	-
Nasdaq-100® Index Fund	670,103	580,795	453,031
Science & Technology Fund	1,868,034	1,599,492	1,279,316
Small Cap Growth Fund	348,238	364,825	347,774
Small Cap Index Fund	716,898	646,992	598,225
Small Cap Special Values Fund	134,232	137,362	139,792
Small Cap Value Fund	227,622	280,508	340,172
Stock Index Fund	4,417,479	3,941,144	3,364,957
Systematic Core Fund	404,634	376,015	359,258
Systematic Growth Fund	669,634	597,130	453,786
Systematic Value Fund	305,416	288,392	295,079
U.S. Socially Responsible Fund	433,047	475,116	451,366

1
Annual fee of 6 basis points based upon each Fund’s average daily net assets, plus the following Accounting Basis Point Fee:
Accounting Basis Point Fee (Fund complex)†
Net Assets Per Fund	Basis Points
First $25 Billion	0.61
Next $75 Billion	0.70
Excess	0.50
† Accounting Basis Point Fee is calculated based upon all assets in all registered management investment companies managed and/or administered by the Administrator and VALIC, other than “Funds-of-Funds” and “Feeder Funds.” The Dynamic Allocation Fund shall pay SunAmerica an Accounting Basis Point Fee solely with respect the Overlay Component and no fee with respect to the Fund-of-Funds Component.
Master Transfer Agency and Service Agreement
VC I has entered into a Transfer Agency Agreement (the “TA Agreement”) with VALIC Retirement Services Company (“VRSCO”), an affiliate of VALIC located at 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, pursuant to which VRSCO provides transfer agency services to the Funds, including shareholder servicing and dividend disbursement services.
For the fiscal years ended May 31, 2025, 2024 and 2023, the Funds paid VRSCO the following transfer agency fees under the TA Agreement:
Fund Name	2025	2024	2023
Aggressive Allocation Lifestyle Fund	$1,811	$2,948	$2,657
Asset Allocation Fund	1,473	1,485	1,232
Capital Appreciation Fund	2,372	2,005	2,892
Conservative Allocation Lifestyle Fund	1,898	1,975	1,676
Core Bond Fund	5,249	6,387	5,754
Dividend Value Fund	1,877	2,241	2,548
Dynamic Allocation Fund	1,473	1,485	1,263
Emerging Economies Fund	4,636	4,329	3,859
Global Real Estate Fund	1,758	2,884	2,681
66

Fund Name	2025	2024	2023
Global Strategy Fund	$1,473	$1,485	$1,233
Government Securities Fund	3,095	2,666	3,277
Growth Fund	2,538	2,475	2,055
High Yield Bond Fund	2,453	1,123	3,783
Inflation Protected Fund	1,877	2,242	2,547
International Equities Index Fund	8,860	7,425	6,164
International Government Bond Fund	1,996	1,584	2,547
International Growth Fund	1,878	2,403	2,103
International Opportunities Fund	1,746	2,488	3,714
International Socially Responsible Fund	3,096	2,970	2,453
International Value Fund	2,179	3,960	3,287
Large Cap Core Fund	2,089	3,177	3,287
Mid Cap Index Fund	8,883	7,253	6,488
Mid Cap Strategic Growth Fund	2,418	2,797	2,894
Mid Cap Value Fund	2,846	2,500	3,284
Moderate Allocation Lifestyle Fund	1,888	2,288	2,535
Nasdaq-100® Index Fund	6,132	5,233	5,155
Science & Technology Fund	5,812	6,512	5,970
Small Cap Growth Fund	3,862	3,919	3,572
Small Cap Index Fund	7,182	7,265	6,611
Small Cap Special Values Fund	1,878	2,241	2,547
Small Cap Value Fund	7,858	3,957	3,366
Stock Index Fund	13,276	10,476	8,624
Systematic Core Fund	3,668	3,090	3,629
Systematic Growth Fund	4,261	4,184	2,933
Systematic Value Fund	3,611	3,466	2,863
U.S. Socially Responsible Fund	2,413	2,445	2,149
PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2025, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses or in a footnote.
Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Alliance Bernstein	Alla Harmsworth Benjamin Sklar Defne Ozaltun Joshua Lisser	0 48 1 48	0 45,675 425 45,675	0 10 3 10	0 1,802 296 1,802	1 1,967 2 1,973	169 31,182 619 32,507
Allspring	Brian Martin, CFA Bryant VanCronkhite, CFA James M. Tringas, CFA	2 12 12	4,478.88 21,294.66 21,294.66	7 11 11	840.52 2,164.13 2,164.13	9 26 26	664.89 2,404.89 2,404.89
67

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
American Century	Jackie Wagner, MBA Jeff Hoernemann, MBA, CFA	2 2	4,387.10 4,387.10	1 1	143.93 143.93	2 2	377.28 377.28
BlackRock	Caroline Bottinelli David Piazza David Zhao Jeff Shen, PhD Philip H. Ruvinsky, CFA Reid Menge Tony DeSpirito Tony Kim Jennifer Hsui, CFA Peter Sietsema, CFA Matt Waldron, CFA Steven White	11 5 14 7 10 6 14 6 368 368 360 359	21.10 billion 611.5 billion 28.88 billion 704.21 21.08 billion 12.03 billion 28.88 billion 12.03 billion 2.69 trillion 2.70 trillion 2.68 trillion 2.68 trillion	4 146(3) 12 224(12) 4 4 12 5 123 208 146 7	4.50 billion 9.73(2.67) billion 6.65 billion 4.50 billion 14.00 billion 15.19 billion 6.65 billion 15.22 billion 87.19 billion 848.3 billion 345.06 billion 184.6	0 22(6) 7(1) 15(4) 0 3 7(1) 3 0 65(1) 75 0	0 8.29(4.67) billion 287.6(54.32) billion 0 195.4 216.3 287.6(54.32) billion 216.3 0 613.8 (2.86) billion 160.45 billion 0
Boston Partners	Steven L. Pollack Timothy Collard	6 6	27,728.7 27,728.7	2 2	1,540.4 1,540.4	50[1] 50[1]	5,108.1 5,108.1
Brandywine	Anujeet Sareen, CFA[2] Brian L. Kloss, JD, CPA[2] Jack P. McIntyre, CFA[2] Michael Arno, CFA[3] Renato Latini, CFA[3] Tracy Chen, CFA, CAIA[2]	11 12 11 2 2 12	3,872.72 3,880.74 3,872.72 489.98 489.98 3,880.74	42 43 42 19 17 43	10,227.54 10,279.90 10,227.54 4,829.94 4,813.97 10,279.90	46 47 46 6 5 47	15,887.65 15,479.10 15,887.65 1,987.31 1,234.61 15,479.10
ClearBridge	John Baldi Michael Clarfeld, CFA	3 3	8,959 8,959	4 2	312 209	58,278 58,265	22,286 22,050
Columbia	Daisuke Nomoto, CMA (SAAJ) Fred Copper, CFA, MBA Jason Hans, CFA, MBA Oleg Nusinzon, CFA, MBA Paul J. DiGiacomo, CFA, MBA Raghavendran Sivaraman, Ph.D., CFA	6 7 3 10 6 10	9.22 billion 10.01 billion 279.25 11.52 billion 9.22 billion 11.52 billion	6 1 2 5 1 5	1.80 billion 220.46 90.71 425.26 220.46 425.26	40(1) 40 52 66(4) 45 64(4)	1.23 billion(256.67 million) 970.61 5.50 billion 15.43(2.31) billion 972.81 15.44(2.31) billion
Duff & Phelps	Geoffrey Dybas, CFA Frank Haggerty, Jr., CFA	3 3	837.39 837.39	3 3	789.72 789.72	15 15	2,887.85[22] 2,887.85[22]

1
There is 1 account with total assets of $32.4 million as of May 31, 2025, that is subject to a performance-based advisory fee.
2
There are 2 accounts with total assets of $271.25 and 8 accounts with total assets of $8,307.37 million as of May 31, 2025, that are subject to a performance-based advisory fee.
3
There is 1 account with total assets of $175.20 and 1 account with total assets of $1,055.64 million as of May 31, 2025, that is subject to a performance-based advisory fee.
22
There is 1 account with $79.18 million as of May 31, 2025, that is subject to a performance-based advisory fee.
68

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Franklin Advisers	Berkeley Belknap Brett Risser Chris Floyd, CFA Sundaram Chettiappan, CFA Thomas A. Nelson, CFA, CAIA	32 7 15 14 50	10,657.61 514.8 8,218.24 7,186.7 22,843.55	41 5 15 12 85	7,592.82 437.5 3,174.12 3,490.95 22,800.6	104[19] 0 9[20] 5[20] 290[19]	2,909.79 0 1,952.95 1,960.64 5,750.49
GSAM	Abhishek Periwal, CFA Alexis Deladierrière, CFA Andrew Alford, MBA, PhD Karhan E. Akcoglu, PhD	4 2 4 4	3,625.8 3,596.6 894 894	11 0 0 0	6,064.9 0 0 0	43 7 6 6	6,006.1 955.1 6,789 6,789
Invesco	Andrey Belov, Ph.D. David Nadel	1 2	3,533.5 5,915.4	1 2	25.6 59.5	0 0	0 0
Janus	Brian Demain, CFA Cody Wheaton, CFA	5 5	26,270 26,270	1 1	1,973 1,973	8 8	1,891 1,891
JPMIM[4]
Akash Gupta, CFA,
FRM
Andrew Melchiorre
Edward Fitzpatrick
III, CFA, MBA
Gary Herbert, CFA,
MBA
Jeffrey Geller, CFA,
MBA
Justin Rucker
Michael Sais, CFA,
MBA
Morgan Moriarty,
CFA
Navdeep S. Saini
Phillip Hart, CFA
Richard Figuly
Robert A. Ippolito,
CFA
Robert Manning,
CFA, MBA
Wonseok Choi
Scott B. Davis,
MBA
Shilpee Raina, CFA
		8 17 8 11 37 10 4 9 6 12 20 8 3 11 25 25	4,994.00 82,026.48 60,069.99 19,213.50 73,927.42 68,050.16 9,991.82 11,914.82 10,320.66 9,618.67 109,090.73 4,994.00 4,113.01 9,665.86 38,796.80 38,796.80	2 10 9 17 44 11 1 4 0 4 8 2 0 1 6 6	273.22 26,142.24 20,215.07 27,417.90 67,443.55 22,152.66 1,096.61 1,776.51 0 937.57 28,268.97 273.22 0 157.85 26,684.76 26,684.76	3 13 6(2) 4(1) 24(1) 20(1) 4(2) 45(2) 1 3 19(1) 3 21(1) 3 48(4) 28(4)
799.21
6,129.50(743.60)
3,989.12(375.37)
2,596.44(3,014.81)
35,840.57(0.01)
16,855.78(2,142.30)
5,732.33(1,388.45)
10,356.42(3,298.98)
432.10
799.21
5,939.77(2,142.30)
799.21
33,201.58(644.85)
799.21
23,391.65(634.99)
23,268.51(634.99)

MFS	Jeffrey Constantino Joseph Skorski Mark Syn Rick Gable	6 6 5 6	14,312 14,312 2,651 4,568	7 7 1 3	2,473 2,473 248 360	17 17 6 9	4,568 4,568 2,303 2,579
MSIM Co.	Anil Agarwal	6	7,945	0	0	2	129
MSIM Inc.	Kristian Heugh Lindsay Connor	11 4	25,303 4,346	15 0	18,344 0	32[5] 2	4,165 129
19
There is 1 account with $0.14 million as of May 31, 2025, that is subject to a performance-based advisory fee.
20
There is 1 account with $525.46 million as of May 31, 2025, that is subject to a performance-based advisory fee.
4
Mr. Geller has decided to retire in the fourth quarter of 2026. Mr. Geller will maintain his portfolio management duties until the first quarter of 2026 and remain with the firm for a transition period ending in December 2026. Mr. Sais has announced his retirement from JPMIM effective April 2026. Until his retirement, Mr. Sais will continue to serve on the portfolio management team, and upon his retirement, Messrs. Manning and Fitzpatrick will continue to be responsible for the management of the Fund.
5
There are 9 accounts with $750.9 million as of May 31, 2025, that is subject to a performance-based advisory fee.
69

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2025)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
PineBridge	Anders Faergemann Dana Burns Dmitri Savin, CFA John Yovanovic, CFA Robert Vanden Assem, CFA	4 3 1 5[21] 6	3,445.59 1,308.43 55.60 1,825.93 1,757.54	6 2 5 8 15	637.71 367.15 577.07 3,937.28 4,357.25	8 16 3 21 18	1,505.55 4,422.28 1,334.51 8,526.65 6,044.14
SunAmerica	Andrew Sheridan Manisha Singh, CFA Robert Wu, CFA	13 13 13	16,427 16,427 16,427	0 0 0	0 0 0	0 0 0	0 0 0
T. Rowe Price	Alexander Paul Roik Ann Holcomb, CFA Jason Nogueira, CFA, MBA Jason Polun, CFA, MBA	3 4 4 4	11,993.08 33,433.29 33,433.29 33,433.29	5 39 40 41	5,198.52 34,774.96 53,538.20 57,289.53	1 9 9 9	75.12 10,587.47 10,587.47 10,587.47
Voya IM	Erik Swords Jeffrey D. Parker, CFA, MBA Justin Sumner, CFA Michael A. Seidenberg, MBA Raymond F. Cunha, CFA, MBA John Coyle Jr.	0 0 0 0 0 2	0 0 0 0 0 1,433.12	2 0 0 0 0 26	595.43 0 0 0 0 347.10	1 1 1 0 1 9	1,416.93 753.57 1,416.93 0 753.57 372.80
Wellington Management[15]	Gregory J. Garabedian Jeremy Forster Joseph F. Marvan, CFA Mary L. Pryshlak, CFA Matthew J. Kyller, CFA Michael V. Barry Thomas S. Simon, CFA, FRM Jonathan G. White, CFA	5 13 17 14[8] 5 10 9 14[6]	2,850 9,361 15,596 16,770 484 1,599 10,680 16,770	3 22 25[11] 47[12] 11[9] 22[16] 11[9] 47[7]	208 1,262 15,203 14,499 920 1,948 923 14,499	2 38[17] 67[13] 88[14] 7 6 6[18] 88[10]	177 22,448 37,188 27,622 101 397 1,976 27,622

21
There are 5 accounts with $193.86 million as of May 31, 2025, that is subject to a performance-based advisory fee.
15
Joseph F. Marvan has announced his retirement on June 30, 2026.
8
There are 3 accounts with $6,108 million as of May 31, 2025, that is subject to a performance-based advisory fee.
6
There are 3 accounts with $6,108 million as of May 31, 2025, that is subject to a performance-based advisory fee.
11
There is 1 account with $1 million as of May 31, 2025, that is subject to a performance-based advisory fee.
12
There are 6 accounts with $1,873 million as of May 31, 2025, that is subject to a performance-based advisory fee.
9
There is 1 account with $707 million as of May 31, 2025, that is subject to a performance-based advisory fee.
16
There are 4 accounts with $343 million as of May 31, 2025, that is subject to a performance-based advisory fee.
7
There are 6 accounts with $1,873 million as of May 31, 2025, that is subject to a performance-based advisory fee.
17
There is 1 account with $383 million as of May 31, 2025, that is subject to a performance-based advisory fee.
13
There are 2 accounts with $383 million as of May 31, 2025, that is subject to a performance-based advisory fee.
14There are 11 accounts with $6,097 million as of May 31, 2025, that is subject to a performance-based advisory fee.
18
There is 1 account with $1,881 million as of May 31, 2025, that is subject to a performance-based advisory fee.
10
There are 11 accounts with $6,097 million as of May 31, 2025, that is subject to a performance-based advisory fee.
70

Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.
•
Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, VALIC or a Subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, VALIC and the Subadvisers have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, VALIC and the Subadvisers believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.
•
Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in a Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, VALIC and/or a Subadviser, as the case may be, seek to manage such competing interests for the time and attention of the Portfolio Managers. Although VALIC and the Subadvisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers.
•
Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, VALIC’s and Subadvisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that VALIC’s and the Subadvisers’ Codes of Ethics will eliminate such conflicts.
Other than the conflicts described, above and in the sections below VC I is not aware of any material conflicts that may arise in the connection with each Portfolio Manager’s management of the Funds’ investments and such Other Accounts. We believe the Subadvisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they subadvise fairly and equitably over time.
Compensation of Portfolio Managers
Pursuant to the Subadvisory Agreements, each Subadviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Subadviser, is described below.
AllianceBernstein
Compensation.
AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Funds. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash.
The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
71

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative and risk adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.
Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.
AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.
Conflicts of Interest.
As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory client’s duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes our investment advisory clients a duty of loyalty. This includes the duty to address– or at least disclose– conflicts of interest which may exist between different clients, between the firm and clients, or between our employees and clients. Where potential conflicts arise from our fiduciary activities, we take steps to mitigate, or at least disclose, them. Where our activities do not involve fiduciary obligations– such as the level of client servicing, we offer through each client channel– we reserve the right to act in accordance with our business judgment. Conflicts arising from fiduciary activities that we cannot avoid (or choose not to avoid) are mitigated through written policies that we believe protect the interests of our clients as a whole. In these cases— which include issues such as personal trading and client entertainment—regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, we believe we address these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes and incentive structures.
These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines and market developments.
Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by our firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of our Conflicts Committee is overseen by our Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes our firm’s conflicts management plan. It is meant to provide our employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts we may encounter and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and our approaches to handling those conflicts please refer to AllianceBernstein Form ADV Part 2A (“the ADV”). Both our ADV and our Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading: AllianceBernstein (“AB”) has adopted a Code of Business Conduct and Ethics (the “Code”) that is designed to detect and prevent conflicts of interest amongst investment professionals and other personnel of AB. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or
72

considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of AB’s Code, AB permits its employees to engage in personal securities transactions, including acquisition of AB’s proprietary Mutual Funds and ETFs, though the Code generally discourages employees from engaging in personal trading of individual securities. AB’s Code requires disclosure of all personal and dependent accounts and maintenance of brokerage accounts must be with designated broker-dealers approved by AB. AB’s Code also requires preclearance of all securities transactions including AB’s proprietary funds (except transactions in U.S. Treasuries and non-AB open-end mutual funds), as well as imposes a limit of twenty (20) personal trades per rolling 30 days and a 60-day holding period for securities purchased by employees to discourage short-term trading. Subject to reporting and certain controls, AB may allow its employees to hire discretionary investment advisers to manage their personal accounts. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.
The Code’s personal trading procedures are administered by the AB’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is comprised of senior firm personal and who are responsible for reviewing exceptions to and violations of the Code, as well as establishing new or amending rules as necessary.
Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities: The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities.
Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Allspring
Compensation.
The compensation structure for Allspring Global Investments’ (Allspring) portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to investment management compensations surveys, Allspring also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when
73

determining their total compensation. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.
Allspring’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-,3-, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.
Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a 3 year period. For many of our portfolio managers, Allspring further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).
As an independent firm, approximately 20% of Allspring Global Holdings, LLC (of which Allspring Global Investments is a subsidiary) is owned by employees, including Portfolio Managers.
Conflicts of Interest.
Allspring’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
The Portfolio Managers face inherent conflicts of interest in their day-to-day management of Funds and other accounts because they may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, Allspring has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.
American Century
Compensation.
American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of May 31, 2025, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus, which is determined by a combination of factors. One factor is the investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.
Portfolio managers may have responsibility for multiple American Century Investments products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for
74

purposes of compensation, it is generally measured via the same criteria as an American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group).
A second factor in the bonus calculation relates to the performance of a number of American Century Investments products managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal-weighted) or a combination of one-, three- and five-year performance (equal or asset-weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.
Conflicts of Interest.
Certain conflicts of interest may arise in connection with American Century Investments’ management of client portfolios with different investment strategies. Potential conflicts can include, for example, one investment strategy buying or selling a security while another has a different, potentially opposite, position in the same security. This may include one investment strategy taking a short position in the security of an issuer that is held long in another investment strategy (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities across client portfolios, which are discussed in more detail below. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Management of American Century Investments’ client portfolios is organized according to investment discipline and investment strategy. Investment disciplines include, for example, Disciplined Equity, Global Growth Equity (both U.S. and Global/Non-U.S.), Global Value Equity, Global Fixed Income, Multi-Asset Strategies, American Century Rules-Based ETF strategies, Avantis Investors strategies, and Private Investments. Within each investment discipline are one or more portfolio teams responsible for managing specific investment strategies, such as U.S. Disciplined Core Value, U.S. Small Cap Value, U.S. Large Cap Growth, Emerging Markets Equity and U.S. Core Fixed Income. In some cases, a portfolio manager or team may be responsible for managing (or assisting in managing) multiple investment strategies within or across investment disciplines. Generally, client portfolios with similar investment strategies are managed by the same portfolio management team using similar investment objectives, approaches and philosophies. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across client portfolios with similar investment strategies, which minimizes the potential for conflicts of interest. In addition, American Century Investments maintains information barriers that restrict portfolio management teams within an investment discipline from having access to information regarding security positions, orders or transactions in client portfolios or investment strategies in other investment disciplines. If a portfolio manager or team manages or assists in managing an investment strategy in another investment discipline, that portfolio manager or team will only have access to information relating to that investment strategy and not other investment strategies within that investment discipline. The information barriers are intended to aid in preventing the misuse of portfolio holdings information or trading activity in other investment disciplines. Portfolio managers or teams that manage (or assist in managing) investment strategies across investment disciplines will not allow their access to portfolio holdings and/or trading information in one investment discipline to in any way impact decisions they make for client portfolios in other investment disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
75

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The Advisor’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.
BlackRock
Compensation.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Benchmarks
Tony DeSpirito David Zhao
FTSE United States in GBP; MSCI All Country (AC)
Americas Index; Russell 1000 Index (GBP); Russell
1000 Index (Gross Total Return); Russell 1000 Value
Index (Total Return); Russell 1000 Value Index TR in
GBP; Russell 1000 Value TR Customized Index
Performance Benchmark JPY; Russell 1000,
expressed in EUR; Russell MidCap Value Index; S&P
United States MidSmallCap Index; S&P US
MidSmallCap Index (GBP).

Caroline Bottinelli Phil Ruvinsky	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index.
Tony KimReid Menge	MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI All Country World Information Technology- Net Return in USD.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital
76

allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Discretionary Incentive Compensation – Ms. Hsui and Messrs. Sietsema, Waldron and White
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Messrs. Sietsema, Waldron and White is not measured against a specific benchmark.Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Conflicts of Interest.
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent
77

with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Kim, Menge, Piazza and Shen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Kim, Menge, Piazza and Shen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Columbia.
Compensation.
Portfolio manager direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial, Inc. (“Ameriprise Financial”) restricted stock or, for more senior employees, both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified funds advised by Columbia (“Columbia Funds”), in most cases including the Columbia Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Under the Columbia annual incentive plan for investment professionals, awards are discretionary, and the amount of incentive awards for investment team members is variable based on (1) an evaluation of the investment performance of the investment team of which the investment professional is a member, reflecting the performance (and client experience) of the funds or accounts the investment professional manages and, if applicable, reflecting the individual’s work as an investment research analyst, (2) the results of a peer and/or management review of the individual, taking into account attributes such as team participation, investment process followed, communications, and leadership, and (3) the amount of aggregate funding of the plan determined by senior management of Columbia Threadneedle Investments and Ameriprise Financial, which takes into account Columbia Threadneedle Investments revenues and profitability, as well as Ameriprise Financial profitability, historical plan funding levels and other factors. Columbia Threadneedle Investments revenues and profitability are largely determined by assets under management. In determining the allocation of incentive compensation to investment teams, the amount of assets and related revenues managed by the team is also considered, alongside investment performance. Individual awards are subject to a comprehensive risk adjustment review process to ensure proper reflection in remuneration of adherence to Columbia’s controls and Code of Conduct.
Investment performance for a fund or other account is measured using a scorecard that compares account performance against benchmarks, custom indexes and/or peer groups. Account performance may also be compared to unaffiliated passively managed ETFs, taking into consideration the management fees of comparable passively managed ETFs, when available and as determined by Columbia. Consideration is given to relative performance over the one-, three- and five-year periods, with the largest weighting on the three-year comparison. For individuals and teams that manage multiple strategies and accounts, relative asset size is a key determinant in calculating the aggregate score, with weighting typically proportionate to actual assets. For investment leaders who have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance. Exceptions to this general approach to bonuses exist for certain teams and individuals.
78

Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must (other than by strict exception) allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
For all employees the benefit programs generally are the same and are competitive within the financial services industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
Conflicts of Interest.
Like other investment professionals with multiple clients, the Fund’s portfolio managers may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. Columbia and the Fund have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts, such as Columbia’s hedge funds, that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor accounts that pay higher fees, including performance fee accounts, such that the portfolio manager may have an incentive to allocate attractive investments disproportionately to performance fee accounts.
Similar conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. When Columbia determines it necessary or appropriate in order to ensure compliance with restrictions on joint transactions under the 1940 Act, the Fund may not be able to invest in privately-placed securities in which other accounts advised by Columbia using a similar style, including performance fee accounts, are able to invest, even when Columbia believes such securities would otherwise represent attractive investment opportunities. As a general matter and subject to Columbia’s Code of Ethics and certain limited exceptions, including for investments in Columbia’s hedge funds, Columbia’s investment professionals do not have the opportunity to invest in client accounts, other than the funds advised by Columbia.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Fund and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for the Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Columbia’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. Columbia and its investment advisory affiliates (“Participating Affiliates”) may coordinate their trading operations for certain types of securities and transactions pursuant to personnel-sharing agreements or similar intercompany arrangements. However, typically Columbia does not coordinate trading activities with a Participating Affiliate with respect to accounts of that Participating Affiliate unless such Participating Affiliate is also providing trading services for accounts managed by Columbia. Similarly, a Participating Affiliate typically does not coordinate trading activities with Columbia with respect to accounts of Columbia unless Columbia is also providing trading services for accounts managed by such Participating Affiliate. As a result, it is possible that Columbia and its Participating Affiliates may trade in the same instruments at the same time, in the same or opposite direction or in different sequence, which could negatively impact the prices paid by the Fund on such instruments. Additionally, in circumstances where trading services are being provided on a coordinated basis for Columbia’s accounts (including the Fund) and the accounts of one or more Participating Affiliates in accordance with applicable law, it is possible that the allocation opportunities available to the Fund may be decreased, especially for less actively traded securities, or orders may take longer to execute, which may negatively impact Fund performance.
“Cross trades,” in which a portfolio manager sells a particular security held by the Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia has adopted
79

compliance procedures that provide that any transactions between the Fund and another account managed by Columbia are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts managed by its portfolio managers. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Fund.
The Fund’s portfolio managers also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which Columbia’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of Columbia and its affiliates.
In addition, a portfolio manager’s responsibilities may include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Boston Partners
Compensation.
Our most valuable asset is our people. Our compensation, work environment, and other incentives reflect the value we place on our employees as well as the competitive markets in which they live: Boston, London, Los Angeles, New York, and San Francisco. All investment professionals receive a compensation package comprising an industry-competitive base salary, a discretionary bonus, and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance. This aligns Boston Partners team’s incentives firmly with our client’s objectives and provides the financial and work environment incentives that help keep our team in place. Our approach has led to industry-leading investment staff continuity and extremely low unplanned staff turnover.
Typically, bonuses are based on a combination of one or more of the following four criteria:
1. Individual contribution: an evaluation of the professional’s contribution based on the expectations established at the beginning of each year;
2. Product investment performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
3. Investment team performance: the financial results of the investment group responsible for our client’s assets;
4. Firm-wide performance: the overall financial performance of Boston Partners.
When employees share in the future growth of the firm, their interests are more closely aligned with those of our clients. Our long-term incentive program effectively confers a significant 20%-30% ownership interest in the value of the business to key employees. Annual awards are made by our Compensation Committee and are meant to equate to an additional 10%- 20% of the participants’ cash bonus awards.
We retain professional compensation consultants with asset management expertise to periodically review our practices and ensure they remain highly competitive.
Conflicts of Interest.
Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, Portfolio Managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with Portfolio Managers, such Portfolio Managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a
80

Simultaneous Management Policy to ensure that client accounts are treated fairly and equitably. The Compliance Department reviews allocations and dispersion regularly. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.
ClearBridge
Description of Compensation Structure
ClearBridge’s Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio Manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s Portfolio Managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.
Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.
Discretionary compensation can include:
•
Cash Incentive Award
•
ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers a portion of discretionary year-end compensation into ClearBridge managed products. For Portfolio Managers, one-half of this deferral is invested in their primary managed strategy and one-half can be elected to be invested in one or more of ClearBridge’s managed funds. Consequently, Portfolio Managers can have their entire CDIP award invested in their primary managed product. For research analysts their deferral is invested in one or more of ClearBridge managed funds. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.
•
Restricted Stock Deferral– a mandatory program that typically defers a portion of discretionary year-end compensation into Franklin Resources restricted stock. The award is paid out to employees in shares subject to vesting requirements.
Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for Portfolio Managers. These include but are not limited to:
•
Investment performance. A Portfolio Manager’s compensation is linked to the investment performance of the fund/accounts managed by the Portfolio Manager. Investment performance is calculated for 1-,3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
•
Appropriate risk positioning that is consistent with the strategy’s investment philosophy and approach to generation of alpha;
•
Overall Firm profitability and performance;
•
Amount and nature of assets managed by the Portfolio Manager;
•
Contributions for asset retention, gathering and client satisfaction;
•
Contribution to mentoring, coaching and/or supervising;
•
Contribution and communication of investment ideas in ClearBridge’s Investment meetings and on a day to day basis; and
•
Market compensation survey research by independent third parties.
Potential Conflicts of Interest
Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.
The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair
81

allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
DIFA
Compensation.
Each portfolio’s manager’s compensation consists of the following:
Base Salary–Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.
Bonus–Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. DIFA keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-,3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.
Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.
Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.
Macquarie Investment Management Notional Investment Plan–A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management (“MAM”) Funds pursuant to the terms of the
82

Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).
Macquarie Group Employee Retained Equity Plan–A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).
Other Compensation–Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.
Conflicts of Interest.
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the fund and the investment action for each such other fund or account and the fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the fund. Additionally, the management of multiple other funds or accounts and the fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds and accounts. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.
Duff & Phelps
Conflicts of Interest.
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a mutual fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the mutual funds and/or such other accounts. Duff & Phelps has adopted policies and procedures designed to address any such conflicts of interest, including, among others, policies and procedures relating to the allocation of investment opportunities, soft dollars, aggregation of trades. Duff & Phelps also has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts of interest that can occur when managing mutual fund or client accounts and a portfolio manager’s personal accounts. Additionally, Duff & Phelps believes that any conflicts of interest between the investment strategies of a mutual fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.
Compensation.
Duff & Phelps’ compensation program facilitates an alignment of interests between clients, employees, and Virtus (D&P’s parent company). The program consists of the following:
•
Base salary
•
Annual incentive compensation (bonus)
•
Fund units
•
Restricted shares in Virtus
D&P establishes a competitive base salary by evaluating each person’s experience, skills, and qualifications. Base salaries are benchmarked against third-party studies to remain competitive.
D&P’s pre-tax profits fund its bonus pool. Performance-based bonuses are distributed annually from the pool as cash awards and deferred compensation. Individual awards for investment professionals are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed.
83

Certain investment professionals may receive a portion of their deferred compensation in fund units whose value is linked to the performance of the strategies managed or advised by the respective investment professional. For certain senior personnel, deferred compensation may include restricted Virtus shares, which fully vest after three years and are subject to continuing employment to further encourage employee retention.
Franklin Advisers
Conflicts of Interest.
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises. Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain, and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.
Each portfolio manager’s compensation consists of the following three elements:
•
Base salary. Each portfolio manager is paid a base salary.
•
Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the
84

investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to the relevant peer group and/or applicable benchmark as appropriate.
•
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
•
Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.
•
Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, to create incentives to retain key talent.
•
Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Brandywine
Conflicts of Interest.
The Subadviser maintains policies and procedures reasonably designed to detect and minimize material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple portfolios, the investment opportunity may be allocated among these several portfolios, which may limit a portfolio’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.
The Subadviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between portfolios. Nevertheless, investment opportunities may be allocated differently among portfolios due to the particular characteristics of a portfolio, such as the size of the portfolio, cash position, investment guidelines and restrictions or its sector/ country/region exposure or other risk controls, market restrictions or for other reasons.
Similar Investment Strategies. The Subadviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all portfolios.
Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the portfolios under management. For example, when the structure of an investment adviser’s management fee differs among the portfolios under its management (such as where certain portfolios pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain portfolios over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor portfolios in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those portfolios that could most significantly benefit the portfolio manager.
To manage conflicts that may arise from management of portfolios with performance-based fees, the Subadviser has developed trade allocation procedures as described above and the Subadviser periodically reviews the performance and trading in portfolios with like strategies to seek to ensure that no portfolio or group of portfolios receives preference in the trading process.
85

Personal Account Trading. The Subadviser may, from time to time, recommend to clients that they buy or sell securities in which employees have a financial interest. These types of transactions may present a conflict of interest in that employees might benefit from market activity by a client in a security held by an employee. In order to prevent conflicts of interest between the Subadviser and its client, employee trading is monitored under the Code of Ethics (the “Code”). The Code includes policies and procedures (a) restricting personal trading, (b) requiring the pre-clearance of most types of personal securities transactions, (c) requiring the reporting to the Subadviser of all required personal securities holdings and transactions, and (d) mandating blackout periods during which employees are prohibited from making personal transactions in certain securities.
The Subadviser and its employees may also invest in mutual funds and other pooled investment vehicles, including private investment vehicles that are managed by the Subadviser. This may result in a potential conflict of interest since the Subadviser employees have knowledge of such funds’ investment holdings, which is non-public information.
Broker Selection and Soft Dollar Usage. Investment professionals may be able to influence the selection of broker-dealers that are used to execute securities transactions for the portfolios they manage. In addition to executing trades, some brokers and dealers provide brokerage and research services, which may result in the payment of higher brokerage commissions than might otherwise be available and may provide an incentive to increase trading with such brokers. All soft dollar arrangements in which the Subadviser is involved are subject to the Subadviser’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the 1934 Act, and the rules and interpretations thereof as issued by the SEC. Nonetheless, the research services obtained from brokers and dealers may be used to service portfolios other than those paying commissions to the broker-dealers providing the research services, and also may benefit some portfolios more than others.
Compensation.
All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based in part on the performance of the portfolio managers’ investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are also considered as part of the individual allocation decision. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. Brandywine believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.
GSAM. Compensation for GSAM Portfolio Managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each Portfolio Manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio Managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over one-, three- and five-year time horizons.
The benchmark for the Systematic Core Fund is the Russell 1000 Index.  The benchmark for the Systematic Growth Fund is the Russell 1000® Growth Index. The benchmark for the International Value Fund is the MSCI EAFE Index.
The discretionary variable compensation for Portfolio Managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of the Portfolio. Other factors may also be considered including: (1) general client/shareholder orientation, and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, GSAM Portfolio Managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain Portfolio Managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a Portfolio Manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their base salary and bonus
86

income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Conflicts of Interest.
GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund and may, under certain circumstances limit the Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities (including portfolio companies) for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services.
As a manager of the Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with the Fund.
Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs may still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund’s activities may, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.
As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.
For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.
87

Invesco
Compensation.
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio Managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:
•
Base Salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.
•
Annual Bonus. The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operation plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.
Sub-Advisor	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against fund peer group

1
Rolling time periods based on calendar year-end.
2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
•
Deferred / Long-Term Compensation. Portfolio Managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in lnvesco Ltd. common shares. Both fund deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
Potential Conflicts of Interest.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
88

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.
•
Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.
•
The appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.
•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.
Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Janus
Conflicts of Interest
Portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which Janus or an affiliate serves as subadvisers or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Fund or may have a performance-based management fee. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Moreover, portfolio management may also have other roles at Janus (e.g. research analysts) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of Janus provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Funds because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Fund to be disadvantaged relative to one or more other accounts. A conflict of interest between the Funds and other clients, including one or more Funds, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by a Fund. Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading, seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio management to manage accounts with similar investment strategies similarly, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Janus monitors accounts with similar strategies for any holdings, risk, performance dispersion, or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’s best execution policy. If an order is not filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern the allocation of securities among various Janus Henderson accounts.
89

Janus manages the Funds and the Janus Henderson “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus manages the Janus Henderson “funds of funds” and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus Henderson “fund of funds” among such Funds. For example, Janus has a conflict of interest in selecting investments for a Fund because the underlying funds, unlike unaffiliated investment companies, pay fees to Janus, and the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. Further, the Janus Henderson “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus Henderson funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a Fund or to reduce the amount of seed capital investment needed by Janus for the Janus Henderson funds.
Compensation
Portfolio Manager Compensation: The following describes the structure and method of calculating portfolio management’s compensation as of September 30, 2025. Portfolio management is compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.
Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation: Portfolio management’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support, and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.
Performance fees: The firm receives performance fees in relation to certain funds depending on the outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by certain products, and on a formulaic basis, if there is a contractual agreement in place.
The discretionary performance fee-sharing incentives are funded from within the profit pools and are subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.
Deferrals/Firm Ownership: All employees are subject to Janus’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal installments over 3 years and are delivered into JHG-restricted stock and/or funds. Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.
JPMIM
Compensation.
JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM portfolio managers (“Portfolio Managers”) participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation– base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
•
Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
90

•
The scale and complexity of their investment responsibilities;
•
Individual contribution relative to the client’s risk and return objectives;
•
Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
•
Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
•
Reducing or altogether eliminating annual incentive compensation;
•
Canceling unvested awards (in full or in part);
•
Clawback/recovery of previously paid compensation (cash and / or equity);
•
Demotion, negative performance rating or other appropriate employment actions; and
•
Termination of employment.
 The precise actions we take with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
 In evaluating each Portfolio Manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
Name of Fund	Benchmark
Asset Allocation Fund	S&P 500 Index
Aggressive Growth Lifestyle Fund	S&P 500 Index
Moderate Growth Lifestyle Fund	S&P 500 Index
Conservative Growth Lifestyle Fund	S&P 500 Index
Core Bond Fund	Bloomberg U.S. Aggregate Bond Index
Government Securities Fund	Bloomberg U.S. Aggregate Bond Index
Small Cap Value Fund	Russell 2000 Index
Conflicts of Interest.
91

J.P. Morgan Investment Management Inc. (“JPMIM”) and/or its affiliates (the “Affiliates” or “JPMorgan”) provide an array of discretionary and non-discretionary investment management services and products to institutional clients (including third-party registered investment companies (“Funds”)) and individual investors. The following describes potential and actual conflicts of interest that JPMorgan can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding JPMorgan is set forth in JPMorgan’s Form ADV. A copy of Part 1 and Part 2A of JPMorgan’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Acting for Multiple Clients. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing JPMIM’s and its Affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when Funds or Other Accounts engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for a Fund are based on research or other information that is also used to support portfolio decisions by JPMIM for Other Accounts following different investment strategies or by Affiliates in managing their clients’ accounts. When an Other Account or an account managed by an Affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. JPMIM’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for JPMIM to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
JPMIM and its Affiliates, and any of their directors, partners, officers, agents or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or an Affiliate. JPMorgan and/or an Affiliate, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, Affiliate, or any of its employees, principals may purchase or sell for their own accounts or the
92

proprietary accounts of JPMorgan, or an Affiliate or its clients. JPMIM, its Affiliates and their respective directors, officers and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
Preferential Treatment. JPMIM receives more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for JPMIM and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because JP Morgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, JPMorgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase JPMorgan’s overall allocation of securities in that offering. When JPMorgan serves as sub-adviser (or investment adviser) to an underlying Fund, as well as certain Funds-of-Funds, it faces certain potential conflicts of interest when allocating the assets of the sub-advised Funds-of-Fund among its underlying Funds. For example, JPMorgan has an incentive to allocate assets of the Fund-of-Funds to seed a new fund or to allocate to an underlying Fund that is small, pays higher fees to JPMorgan or to which JPMorgan has provided seed capital.
Overall Position Limits. Potential conflicts of interest also exist when JPMorgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon JPMorgan by law, regulation, contract or internal policies. These limitations have precluded and, in the future could preclude a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by JPMIM on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
The goal of JPMIM and its Affiliates is to meet its fiduciary obligation with respect to all clients. JPMIM and its Affiliates have policies and procedures that seek to manage conflicts. JPMIM and its Affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMIM’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of
93

investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its Affiliates so that fair and equitable allocation will occur over time.
JPMIM faces a conflict of interest in allocating the assets of Aggressive Allocation Lifestyle Fund, Conservative Allocation Lifestyle Fund and Moderate Allocation Lifestyle Fund (each a “Fund”) because the Underlying Funds in which the Fund invests include VALIC Funds sub-advised by JPMIM. Consistent with the Fund’s objective and strategies, JPMIM is permitted to invest any portion of a portfolio’s assets in Underlying Funds which it sub-advises. JPMIM will receive additional fees when it allocates Fund assets to an Underlying Fund it sub-advises. This conflict could provide JPMIM with an incentive to allocate portfolio assets to an Underlying Fund it sub-advises rather than to another Underlying Fund investing in the same asset class sub-advised by another sub-adviser. Or, JPMIM may have an incentive to increase a Fund’s allocation to an asset class for which the only Underlying Funds is one which it sub-advises.
JPMIM also faces a potential conflict of interest in allocating the assets of the Fund when JPMIM has business relationships with other sub-advisers of Underlying Funds in which the portfolio invests or with affiliates of those sub-advisers. Allocating Fund assets to Underlying Funds managed by such sub-advisers may help to enhance JPMIM’s relationships with such sub-advisers or their affiliates.
MFS
Potential Conflicts of Interest.
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation.
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
94

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2024, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•
Base Salary—Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
•
Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each Fund/strategy and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2024, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds and/or MFS Funds managed in a substantially similar strategy to the portion of the Fund managed by the portfolio managers:
Large Cap Core Fund	Jeffrey Constantino: Russell 1000® Growth Index Joseph Skorski: Russell 1000® Growth Index
Global Real Estate Fund	Rick Gable: FTSE EPRA Nareit Developed Real Estate Index (net div) Mark Syn: FTSE EPRA Nareit Developed Real Estate Index (net div)
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion if management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but it is not required to, be a fund that is managed by the portfolio manager.
Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
MSIM Inc.
Portfolio Manager Compensation Structure
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of
95

such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
1.
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.
2.
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.
3.
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.
Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•
Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•
Revenue and profitability of the Firm
•
Return on equity and risk factors of both the business units and Morgan Stanley
•
Assets managed by the portfolio manager
•
External market conditions
•
New business development and business sustainability
•
Contribution to client objectives
•
Team, product and/or MSIM and its affiliates that are investment advisers performance
•
The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)
•
Individual contribution and performance
Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of Morgan Stanley Investment Management Inc. (“MSIM”), engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal
96

securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of an investment fund or account sponsored, managed, advised or sub-advised by MSIM (each, a “MSIM Advised Vehicle”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, advised or sub-advised by MSIM or one of its investment adviser affiliates, the Affiliated Investment Accounts”) with a wide variety of investment objectives that in some instances may overlap or conflict with a MSIM Advised Vehicle’s investment objectives and present conflicts of interest. In addition, Morgan Stanley, MSIM and/or MSIM’s investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a MSIM Advised Vehicle and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests MSIM or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to MSIM in this section include a MSIM Advised Vehicle’s affiliated sub-adviser (if any) unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates whether or not specifically identified.
Material Non-Public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to MSIM. If such information becomes available, MSIM may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity including for an extended period of time. The Adviser may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a MSIM Advised Vehicle’s behalf. In addition, MSIM may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a MSIM Advised Vehicle, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with MSIM or its affiliates unrelated to that of a MSIM Advised Vehicle. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, MSIM’s ability to source investments from, or invest alongside, other business units within Morgan Stanley may be limited and there can be no assurance that MSIM will be able to source any investments from any one or more parts of the Morgan Stanley network.
The Adviser may restrict its investment decisions and activities on behalf of MSIM Advised Vehicles in various circumstances, including because of applicable regulatory requirements or information held by MSIM, MSIM’s investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a MSIM Advised Vehicle due to Morgan Stanley’s activities outside MSIM Advised Vehicles. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, MSIM may not be able to purchase or sell such investment on behalf of a MSIM Advised Vehicle, including for an extended period of time, resulting in a MSIM Advised Vehicle’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a MSIM Advised Vehicle’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted.
Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, MSIM, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage MSIM Advised Vehicles with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by MSIM Advised Vehicles in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with MSIM.
In other instances, Morgan Stanley personnel, including personnel of MSIM, will have access to information and personnel of its affiliates. For example, MSIM may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of MSIM to engage in or otherwise effect transactions
97

on behalf of MSIM Advised Vehicles (including purchasing or selling securities that MSIM may otherwise have purchased or sold for a MSIM Advised Vehicle in the absence of the sharing of information). Also, it may adversely affect a MSIM Advised Vehicle’s investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a MSIM Advised Vehicle. In managing conflicts of interest that arise because of the foregoing, MSIM generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and MSIM will also apply internally within MSIM. As a result, a MSIM Advised Vehicle may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a MSIM Advised Vehicle. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in MSIM, MSIM limits an activity or transaction for a MSIM Advised Vehicle, including if a MSIM Advised Vehicle is managed by a portfolio management team other than the team holding such information.
Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with MSIM or personnel involved in decision-making for Affiliated Investment Accounts (including MSIM Advised Vehicles), as applicable, and MSIM may make investment decisions for a MSIM Advised Vehicle that differ from those MSIM would have made if Morgan Stanley, or other parts, of MSIM had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within MSIM may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to MSIM Advised Vehicles.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including MSIM and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a MSIM Advised Vehicle or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both MSIM and one or more of MSIM’s investment adviser affiliates. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a MSIM Advised Vehicle and other investment funds, programs, accounts and businesses advised by or affiliated with MSIM or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for MSIM to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a MSIM Advised Vehicle. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a MSIM Advised Vehicle’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a MSIM Advised Vehicle and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a MSIM Advised Vehicle’s advantage. There can be no assurance that a MSIM Advised Vehicle will have an opportunity to participate in certain opportunities that fall within their investment objectives. The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a MSIM Advised Vehicle in the same investment or a MSIM Advised Vehicle’s participation in a transaction with such company.
To the extent MSIM utilizes quantitative models or risk management or optimization investment techniques, the decision on when to initiate a purchase or sale transaction may differ, and be done for different reasons, than MSIM or its affiliates may take for Affiliated Investment Accounts when not utilizing such techniques. This could create conflicts of interest, and it is possible that one or more accounts managed by MSIM will achieve investment results that are substantially more or less favorable than those results achieved by a MSIM Advised Vehicle.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, MSIM has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of MSIM, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of MSIM. Each client of MSIM that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by MSIM. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and
98

procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a MSIM Advised Vehicle.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another MSIM Advised Vehicle, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a MSIM Advised Vehicle holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a MSIM Advised Vehicle.
In addition, certain investment professionals who are involved in a MSIM Advised Vehicle’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by MSIM and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a MSIM Advised Vehicle’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a MSIM Advised Vehicle.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a MSIM Advised Vehicle may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of MSIM and its affiliates, including a MSIM Advised Vehicle, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer’s capital structure), depending on the respective clients’ investment objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and MSIM may face conflicts with respect to the interests involved. As a result, MSIM and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, MSIM and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by MSIM or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal– which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between MSIM’s clients, including a MSIM Advised Vehicle, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.
In addition, in certain circumstances, MSIM restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a MSIM Advised Vehicle even though such other clients’ investment objectives may be similar to those of the Fund and MSIM may make decisions for a MSIM Advised Vehicle that may be more beneficial to one type of shareholder than another.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, MSIM invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a MSIM Advised Vehicle. At times, MSIM may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
99

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a MSIM Advised Vehicle, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, MSIM may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate MSIM based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for MSIM in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern MSIM’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between MSIM’s clients, including the Fund, and the Affiliated Investment Accounts managed by MSIM’s investment adviser affiliates.
From time to time, MSIM or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a MSIM Advised Vehicle) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a MSIM Advised Vehicle potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a MSIM Advised Vehicle previously invested in the company.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with MSIM. The Morgan Stanley and affiliate trading desks may compete against MSIM trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. For MSIM and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an “Investment Department”). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team’s decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a MSIM Advised Vehicle’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a MSIM Advised Vehicle. Furthermore, from time to time, MSIM or its affiliates may invest “seed” capital in a MSIM Advised Vehicle, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a MSIM Advised Vehicle.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a MSIM Advised Vehicle. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies.
100

Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a MSIM Advised Vehicle’s interests.
Subject to the limitations of applicable law, a MSIM Advised Vehicle may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a MSIM Advised Vehicle and with respect to investments that a MSIM Advised Vehicle may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a MSIM Advised Vehicle. Morgan Stanley may give advice and provide recommendations to persons competing with a MSIM Advised Vehicle and/or any of a MSIM Advised Vehicle’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a MSIM Advised Vehicle’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a MSIM Advised Vehicle’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, MSIM’s flexibility in making investments in such restructurings on a MSIM Advised Vehicle’s behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a MSIM Advised Vehicle’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a MSIM Advised Vehicle invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by MSIM) with a MSIM Advised Vehicle, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a MSIM Advised Vehicle may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a MSIM Advised Vehicle may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
In addition, in situations where MSIM is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, MSIM may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where MSIM refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or MSIM may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a
101

MSIM Advised Vehicle may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a MSIM Advised Vehicle may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with MSIM or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a MSIM Advised Vehicle has an investment may be adverse to MSIM’s or an MSIM Advised Vehicle’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in MSIM’s or a MSIM Advised Vehicle’s best interests. Due to the restrictions of the 1940 Act, a MSIM Advised Vehicle may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a MSIM Advised Vehicle, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a MSIM Advised Vehicle.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by MSIM on a MSIM Advised Vehicle’s behalf.
Principal Investments. There may be situations in which a MSIM Advised Vehicle’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a MSIM Advised Vehicle may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a MSIM Advised Vehicle invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and MSIM Advised Vehicles, investment vehicles and accounts (which may or may not include a MSIM Advised Vehicle) that own an interest in such entity will receive a greater relative benefit from the arrangements than MSIM Advised Vehicles, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a MSIM Advised Vehicle or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a MSIM Advised Vehicle invests in certain companies or other entities, other funds affiliated with MSIM may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by MSIM may invest in the companies or other entities in which a MSIM Advised Vehicle has made an investment. Under such circumstances, a MSIM Advised Vehicle and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by n MSIM Advised Vehicle are different from (or take priority over) those held by such other funds, MSIM may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a MSIM Advised Vehicle.
Investments in Other MSIM Advised Vehicles or Affiliated Investment Accounts. To the extent permitted by applicable law, a MSIM Advised Vehicle may invest in a fund affiliated with MSIM or its affiliates or a fund advised by MSIM or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain MSIM Advised Vehicles that invest in other funds managed by MSIM or its affiliates may pay advisory fees to MSIM or its affiliates that are not reduced by any fees payable by such other funds to MSIM or its affiliates as manager of such other funds (i.e., there may be fees and expenses involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in MSIM Advised
102

Vehicles to such other funds). In such circumstances, as well as in all other circumstances in which MSIM receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to MSIM Advised Vehicles will be required.
The Affiliated Investment Accounts (including MSIM Advised Vehicles) may, individually or in the aggregate, own a substantial percentage of a MSIM Advised Vehicle. Further, MSIM, its affiliates, or another entity (i.e., a seed investor) may invest in MSIM Advised Vehicles at or near the establishment of such MSIM Advised Vehicles, which may facilitate MSIM Advised Vehicles achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a MSIM Advised Vehicle. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of MSIM and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in a MSIM Advised Vehicle. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from MSIM and/or its affiliates have ceased. Such redemptions could negatively impact a MSIM Advised Vehicle ’s liquidity, expenses and market price of its shares, as applicable.
Allocation of Expenses. Expenses may be incurred that are attributable to a MSIM Advised Vehicle and one or more other Affiliated Investment Accounts (including in connection with issuers in which a MSIM Advised Vehicle and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a MSIM Advised Vehicle and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as MSIM deems to be fair and equitable or in such other manner as may be required by applicable law.
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither MSIM nor any investment sub-adviser will purchase securities on behalf of a MSIM Advised Vehicle from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of a MSIM Advised Vehicle from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a MSIM Advised Vehicle uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
Valuation of MSIM Advised Vehicles’ Investments. MSIM performs certain valuation services related to securities and other assets held by MSIM Advised Vehicles and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of MSIM Advised Vehicles’ investments generally because of the effect of such valuations on MSIM’s fees and other compensation and performance of MSIM Advised Vehicles.
Proxy Voting by MSIM. MSIM has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of MSIM Advised Vehicles and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by MSIM in respect of securities held by MSIM Advised Vehicles may benefit the interests of Morgan Stanley and/or accounts other than MSIM Advised Vehicles. Further, MSIM may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies.
Potential Conflict of Interest Related to Use of Sub-Advisers and Delegates. To the extent MSIM to an engages affiliated sub-advisers or delegates for a MSIM Advised Vehicle, MSIM generally expects to compensate the sub-adviser or delegate out of the advisory fee it receives from the MSIM Advised Vehicle, which creates an incentive for MSIM to select affiliated sub-adviser(s) or delegate(s). In addition, a sub-adviser or delegate may have interests and relationships that create actual or potential conflicts of interest related to their management of a MSIM Advised Vehicle assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser’s Form ADV. A copy of Part 1 and Part 2 of a sub-adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Electronic Communication Networks and Alternative Trading Systems. MSIM’s affiliate(s) have ownership interests in and/or board seats on electronic communication networks (“ECNs”) or other alternative trading systems (“ATSs”). In certain instances, MSIM’s affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, MSIM may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm’s affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. MSIM will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where Morgan Stanley or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.
103

General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between MSIM, related persons of MSIM and/or their clients. The Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974 impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, MSIM has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. MSIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
PineBridge
Compensation
PineBridge’s compensation philosophy is one of differentiation, alignment, and pay-for-performance with annual incentive compensation varying based on individual, team and firm performance. In addition to a base salary, which is consistent with regional market levels for the retention of superior staff, professionals’ incentives are as follows:
Bonus compensation for professionals is based on a discretionary plan combined with the overall performance of the firm. The discretionary bonus incentive plan consists of a cash bonus paid annually, with bonus amounts over a certain threshold deferred on a sliding scale, ranging between 20-50%; these deferrals vest in one-third increments over a 3-year period. Key Portfolio Managers participate in our Portfolio Aligned Bonus Program whereby one third of their unvested cash bonus deferral earns a market rate of interest, one-third tracks the performance of their key funds, and one-third tracks the PineBridge Multi-Asset strategy managed by multiple PineBridge investment teams to encourage cross investment team collaboration. In addition to the cash bonus deferral plan, key individuals also participate in the firm’s Long-term Incentive Program, granted in the form of Performance Units; the Long-Term Incentive Performance Unit Plan vests on a 3-year cliff vesting schedule.
Conflicts of Interest
PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.
T. Rowe Price
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. T. Rowe Price and the T. Rowe Price funds have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies. Certain of these conflicts of interest are summarized below.
Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds
104

with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track. T. Rowe Price may execute securities transactions with, and the T. Rowe Price funds and other accounts managed by T. Rowe Price may invest in, the securities of the Funds’ service providers. In addition, other T. Rowe Price accounts may use the same service providers as the T. Rowe Price funds for the same or different services.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to a T. Rowe Price fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.
T. Rowe Price, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price or its affiliates’ ability to negotiate certain rights, remedies, or take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients (including the T. Rowe Price funds) hold positions in
105

multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams, or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Compensation
The compensation structure for the T. Rowe Price funds’ portfolio managers consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-,3-,5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee) and is the same as the selection presented to the directors of the T. Rowe Priced funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k)-plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
Voya IM
106

Compensation. Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds. Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by Each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards. Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth). Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan.Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
Potential Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts. A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment May be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security. A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees– the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee. As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above. Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.
Wellington Management
Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may
107

include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Barry, Forster, Kyller, Marvan, Simon, White, and Ms. Pryshlak also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and VALIC on behalf of each Fund. Wellington Management pays its Investment Professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended May 31, 2025.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each other Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each Investment Professional is determined by the Investment Professional’s experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for the base salaries of employees of the firm. Each Investment Professional, with the exception of Mary L. Pryshlak and Jonathan White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund
108

managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to the Investment Professionals for the Inflation Protected Fund, which has no performance-related component, is based on the revenues earned by Wellington Management.
Portfolio-based incentives across all accounts managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Barry, Forster, Garabedian, Marvan, Simon and Ms. Pryshlak are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
High Yield Bond Fund	FTSE High Yield Market Index
Mid Cap Value Fund	Russell 2500 Value Index
Systematic Value Fund	Russell 1000 Value
Systematic Growth Fund	Russell 1000® Growth Index
Ownership of Portfolio Managers
As of May 31, 2025, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.
109

PORTFOLIO TURNOVER
A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. A Portfolio’s turnover rate would equal 100% if each security in the Fund was replaced once per year.
For the fiscal year ended May 31, 2025, the portfolio turnover rate of the International Opportunities Fund decreased from the prior fiscal year from 129% to 61%. The change in the portfolio turnover rate was attributable to the subadvisor change to Invesco and Wellington on October 1, 2023, which was the main driver of the risen turnover.
For the fiscal year ended May 31, 2025, the portfolio turnover rate of the International Value Fund decreased from the prior fiscal year from 132% to 48%. The change in the portfolio turnover rate was attributable to the subadvisor change to Columbia and Goldman Sachs on May 1, 2024, which was the main driver of the risen turnover.
For the fiscal year ended May 31, 2025, the portfolio turnover rate of the Mid Cap Value Fund increased from the prior fiscal year from 82% to 141%. The change in the portfolio turnover rate was driven by portfolio additions and trims, aimed at capitalizing on market opportunities and managing risk.
For the fiscal year ended May 31, 2025, the portfolio turnover rate of the Small Cap Growth Fund increased from the prior fiscal year from 54% to 163%. The change in the portfolio turnover rate was attributable to the subadvisor change to American Century on October 9, 2024, which was the main driver of the risen turnover.
For the fiscal year ended May 31, 2024, the portfolio turnover rate of the Emerging Economies Fund increased from the prior fiscal year from 71% to 141%. The change in the portfolio turnover rate was attributable to the subadvisor change to Blackrock on May 1, 2024, which was the main driver of the risen turnover.
For the fiscal year ended May 31, 2024, the portfolio turnover rate of the Government Securities Fund decreased from the prior fiscal year from 65% to 1%. The change in the portfolio turnover rate was attributable to reduced buying and selling activity and pay downs and maturities, which helped lower the turnover by about 50 percentage points.
For the fiscal year ended May 31, 2024, the portfolio turnover rate of the International Opportunities Fund increased from the prior fiscal year from 66% to 129%. The change in the portfolio turnover rate was attributable to the subadvisor change to Invesco and Wellington on October 1, 2023, which was the main driver of the risen turnover.
For the fiscal year ended May 31, 2024, the portfolio turnover rate of the International Value Fund increased from the prior fiscal year from 60% to 132%. The change in the portfolio turnover rate was attributable to the subadvisor change to Columbia and Goldman Sachs on May 1, 2024, which was the main driver of the risen turnover.
For the fiscal year ended May 31, 2023, the portfolio turnover rate of the Government Securities Fund increased from the prior fiscal year from 11% to 65%. The change in the portfolio turnover rate was attributable to the significant cash inflows and outflows to the portfolio.
For the fiscal year ended May 31, 2023, the portfolio turnover rate of the Systematic Growth Fund increased from the prior fiscal year from 25% to 88%. The change in the portfolio turnover rate was attributable to the subadvisor change to Wellington and Goldman Sachs on May 1, 2023, which was the main driver of the risen turnover.

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Subadvisers in selecting brokers or dealers to handle transactions for the Funds. The Subadvisers may employ affiliated brokers for portfolio transactions under circumstances described in the Prospectus.
Virtually all of the OTC transactions by the Asset Allocation Fund, the Core Bond Fund, the Government Securities Fund, the High Yield Bond Fund, the Inflation Protected Fund, the International Government Bond Fund and the Systematic Core Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Index Fund, the Small Cap Index Fund, the Nasdaq-100® Index Fund, the Systematic Growth Fund, and the International Socially Responsible Fund each purchase and sell most of their portfolio securities on a national securities exchange on
110

an agency basis. The Dividend Value Fund, Systematic Core Fund, International Growth Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, International Opportunities Fund, Mid Cap Value Fund, Small Cap Value Fund, Capital Appreciation Fund, U.S. Socially Responsible Fund and Growth Fund engage in OTC transactions with principals and transactions with national securities exchanges on an agency basis. A Fund normally enters into principal transactions directly with the issuer or the market-maker.
When a Fund purchases or sells securities or futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When a Fund purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When a Fund purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.
In the OTC market, securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Funds may, however, effect certain “riskless principal transactions” in the OTC market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In purchasing and selling each Fund’s portfolio securities, it is the policy of the Subadvisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Subadvisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In OTC transactions, the Subadvisers place orders directly with the principal market-maker unless they believe a Fund can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Subadvisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Subadvisers believe that more than one firm meets these criteria the Subadvisers may prefer brokers who provide the Subadvisers or a Fund with brokerage and research services, described below.
Commission Recapture Program: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. VC I’s Board has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and, therefore, has conveyed the information to the Subadvisers. A Fund may participate in a commission recapture arrangement, provided the portfolio manager can still obtain the best price and execution for trades. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangement will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangement.
The following chart reflects the commission recapture activity for the last three fiscal years ended May 31.
	Fiscal Year Ending 05/31/2025	% of Average Net Assets 05/31/2025	Fiscal Year Ending 05/31/2024	% of Average Net Assets 05/31/2024	Fiscal Year Ending 05/31/2023	% of Average Net Assets 05/31/2023
Aggressive Allocation Lifestyle Fund	—	—	—	—	—	—
Asset Allocation Fund	$885	0.00%	$1,439	0.00%	$944	0.00%
Capital Appreciation Fund	—	—	828	0.00%	372	0.00%
Conservative Allocation Lifestyle Fund	—	—	—	—	—	—
Core Bond Fund	—	—	—	—	—	—
Dividend Value Fund	1,142	0.00%	3,617	0.00%	1,390	0.00%
Dynamic Allocation Fund	—	—	—	—	—	—
111

	Fiscal Year Ending 05/31/2025	% of Average Net Assets 05/31/2025	Fiscal Year Ending 05/31/2024	% of Average Net Assets 05/31/2024	Fiscal Year Ending 05/31/2023	% of Average Net Assets 05/31/2023
Emerging Economies Fund	—	—	—	—	—	—
Global Real Estate Fund	$1,475	0.00%	$1,536	0.00%	$587	0.00%
Global Strategy Fund	—	—	—	—	—	—
Government Securities Fund	—	—	—	—	—	—
Growth Fund	—	—	—	—	—	—
High Yield Bond Fund	—	—	—	—	—	—
Inflation Protected Fund	—	—	—	—	—	—
International Equities Index Fund	—	—	—	—	—	—
International Government Bond Fund	—	—	—	—	—	—
International Growth Fund	—	—	—	—	—	—
International Opportunities Fund	43	0.00%	166	0.00%	1,507	0.00%
International Socially Responsible Fund	—	—	—	—	—	—
International Value Fund	34	0.00%	—	—	—	—
Large Cap Core Fund	—	—	—	—	—	—
Mid Cap Index Fund	—	—	—	—	—	—
Mid Cap Strategic Growth Fund	47,917	0.00%	57,861	0.01%	30,845	0.00%
Mid Cap Value Fund	7,838	0.00%	5,658	0.00%	4,131	0.00%
Moderate Allocation Lifestyle Fund	—	—	—	—	—	—
Nasdaq-100® Index Fund	—	—	—	—	—	—
Science & Technology Fund	68,370	0.00%	59,285	0.00%	51,854	0.00%
Small Cap Growth Fund	14,646	0.00%	28,618	0.01%	21,900	0.00%
Small Cap Index Fund	—	—	—	—	—	—
Small Cap Special Values Fund	8,392	0.00%	2,215	0.00%	3,497	0.00%
Small Cap Value Fund	60,731	0.02%	57,487	0.01%	60,448	0.01%
Stock Index Fund	—	—	—	—	—	—
Systematic Core Fund	—	—	—	—	—	—
Systematic Growth Fund	—	—	—	—	—	—
Systematic Value Fund	—	—	—	—	—	—
U.S. Socially Responsible Fund	—	—	—	—	—	—
Research Services: The Subadvisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Subadvisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Subadvisers viewed in terms of either that particular transaction or the overall responsibilities of the Subadvisers. The Subadvisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses.
The Subadvisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for a Fund. The Subadvisers will not cause a Fund to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Subadvisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Subadvisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Subadvisers believe these supplemental investment research services are essential to the Subadvisers’ ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund affects securities transactions may be used by the Subadvisers in servicing other clients as well as the Funds, and the Subadvisers may not use all such services in managing the Funds. The Funds may benefit from research services obtained through securities transactions effected by the Subadvisers on behalf of their other clients.
112

Certain Funds’ Subadvisers may obtain research from brokers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow a Subadviser to direct brokers to pool commissions that are generated from orders executed at that broker (for equity transactions on behalf of a Fund and other client accounts), and then periodically direct the broker to pay third-party research providers for research. The use of CSAs by a Subadviser is subject to the Subadviser’s best execution obligations to a Fund.
The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I’s Board.
The following tables list brokerage commissions paid by each Fund on portfolio transactions for the fiscal years ended May 31, 2025, 2024 and 2023. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Subadvisers or to VALIC.
113

2025 Brokerage Commissions
Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker-Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker-Dealers
Aggressive Allocation Lifestyle Fund	$-	$-	0.00%	0.00%
Asset Allocation Fund	10,204	-	0.00%	0.00%
Capital Appreciation Fund	30,581	-	0.00%	0.00%
Conservative Allocation Lifestyle Fund	-	-	0.00%	0.00%
Core Bond Fund	1,653	-	0.00%	0.00%
Dividend Value Fund	284,516	-	0.00%	0.00%
Dynamic Allocation Fund	-	-	0.00%	0.00%
Emerging Economies Fund	1,114,433	-	0.00%	0.00%
Global Real Estate Fund	161,140	-	0.00%	0.00%
Global Strategy Fund	52,868	-	0.00%	0.00%
Government Securities Fund	-	-	0.00%	0.00%
Growth Fund	163,103	-	0.00%	0.00%
High Yield Bond Fund	-	-	0.00%	0.00%
Inflation Protected Fund	-	-	0.00%	0.00%
International Equities Index Fund	-	-	0.00%	0.00%
International Government Bond Fund	176,892	-	0.00%	0.00%
International Growth Fund	69,740	-	0.00%	0.00%
International Opportunities Fund	487,432	-	0.00%	0.00%
International Socially Responsible Fund	75,647	-	0.00%	0.00%
International Value Fund	343,831	-	0.00%	0.00%
Large Capital Growth Fund	21,823	-	0.00%	0.00%
Mid Cap Index Fund	235,913	-	0.00%	0.00%
Mid Cap Strategic Growth Fund	425,946	-	0.00%	0.00%
Mid Cap Value Fund	670,199	-	0.00%	0.00%
Moderate Allocation Lifestyle Fund	-	-	0.00%	0.00%
Nasdaq-100® Index Fund	15,433	-	0.00%	0.00%
Science & Technology Fund	877,346	-	0.00%	0.00%
Small Cap Growth Fund	399,039	-	0.00%	0.00%
Small Cap Index Fund	325,151	-	0.00%	0.00%
Small Cap Special Values Fund	75,468	-	0.00%	0.00%
Small Cap Value Fund	482,997	-	0.00%	0.00%
Stock Index Fund	82,177	-	0.00%	0.00%
Systematic Core Fund	14,222	-	0.00%	0.00%
Systematic Growth Fund	53,873	2,736	5.08%	3.85%
Systematic Value Fund	78,932	-	0.00%	0.00%
U.S. Socially Responsible Fund	57,409	-	0.00%	0.00%

*
The affiliated broker-dealer that affected transactions with the indicated Fund was Goldman Sachs & Co.
114

2024 Brokerage Commissions
Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker-Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker-Dealers
Aggressive Allocation Lifestyle Fund	$-	$-	0.00%	0.00%
Asset Allocation Fund	16,904	-	0.00%	0.00%
Capital Appreciation Fund	19,700	-	0.00%	0.00%
Conservative Allocation Lifestyle Fund	-	-	0.00%	0.00%
Core Bond Fund	9	-	0.00%	0.00%
Dividend Value Fund	362,148	-	0.00%	0.00%
Dynamic Allocation Fund	-	-	0.00%	0.00%
Emerging Economies Fund	1,024,827	-	0.00%	0.00%
Global Real Estate Fund	118,062	-	0.00%	0.00%
Global Strategy Fund	63,300	-	0.00%	0.00%
Government Securities Fund	-	-	0.00%	0.00%
Growth Fund	174,713	-	0.00%	0.00%
High Yield Bond Fund	-	-	0.00%	0.00%
Inflation Protected Fund	-	-	0.00%	0.00%
International Equities Index Fund	130,659	-	0.00%	0.00%
International Government Bond Fund	-	-	0.00%	0.00%
International Growth Fund	180,805	154	0.09%	0.61%
International Opportunities Fund	660,790	-	0.00%	0.00%
International Socially Responsible Fund	94,153	-	0.00%	0.00%
International Value Fund	749,120	-	0.00%	0.00%
Large Cap Core Fund	27,744	-	0.00%	0.00%
Mid Cap Index Fund	257,171	-	0.00%	0.00%
Mid Cap Strategic Growth Fund	418,943	-	0.00%	0.00%
Mid Cap Value Fund	388,730	-	0.00%	0.00%
Moderate Allocation Lifestyle Fund	-	-	0.00%	0.00%
Nasdaq-100® Index Fund	27,474	-	0.00%	0.00%
Science & Technology Fund	649,617	-	0.00%	0.00%
Small Cap Growth Fund	274,886	-	0.00%	0.00%
Small Cap Index Fund	199,369	-	0.00%	0.00%
Small Cap Special Values Fund	66,300	-	0.00%	0.00%
Small Cap Value Fund	682,059	-	0.00%	0.00%
Stock Index Fund	20,940	-	0.00%	0.00%
Systematic Core Fund	8,064	-	0.00%	0.00%
Systematic Growth Fund	77,999	-	0.00%	0.00%
Systematic Value Fund	86,965	-	0.00%	0.00%
U.S. Socially Responsible Fund	87,277	-	0.00%	0.00%

*
The affiliated broker-dealer that affected transactions with the indicated Fund was Morgan Stanley & Co..
115

2023 Brokerage Commissions
Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker-Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker-Dealers
Aggressive Allocation Lifestyle Fund	$-	$-	0.00%	0.00%
Asset Allocation Fund	17,487	-	0.00%	0.00%
Capital Appreciation Fund	16,258	-	0.00%	0.00%
Conservative Allocation Lifestyle Fund	-	-	0.00%	0.00%
Core Bond Fund	4	-	0.00%	0.00%
Dividend Value Fund	367,117	-	0.00%	0.00%
Dynamic Allocation Fund	-	-	0.00%	0.00%
Emerging Economies Fund	485,232	-	0.00%	0.00%
Global Real Estate Fund	311,655	-	0.00%	0.00%
Global Strategy Fund	51,397	-	0.00%	0.00%
Government Securities Fund	-	-	0.00%	0.00%
Growth Fund	128,227	-	0.00%	0.00%
High Yield Bond Fund	1,846	-	0.00%	0.00%
Inflation Protected Fund	-	-	0.00%	0.00%
International Equities Index Fund	160,126	-	0.00%	0.00%
International Government Bond Fund	-	-	0.00%	0.00%
International Growth Fund	34,415	521	1.51%	1.58%
International Opportunities Fund	562,505	-	0.00%	0.00%
International Socially Responsible Fund	104,222	-	0.00%	0.00%
International Value Fund	703,677	-	0.00%	0.00%
Large Cap Core Fund	29,455	-	0.00%	0.00%
Mid Cap Index Fund	200,107	-	0.00%	0.00%
Mid Cap Strategic Growth Fund	333,362	-	0.00%	0.00%
Mid Cap Value Fund	439,901	-	0.00%	0.00%
Moderate Allocation Lifestyle Fund	-	-	0.00%	0.00%
Nasdaq-100® Index Fund	13,460	-	0.00%	0.00%
Science & Technology Fund	930,155	-	0.00%	0.00%
Small Cap Growth Fund	246,803	-	0.00%	0.00%
Small Cap Index Fund	220,281	-	0.00%	0.00%
Small Cap Special Values Fund	74,539	-	0.00%	0.00%
Small Cap Value Fund	669,699	-	0.00%	0.00%
Stock Index Fund	67,993	-	0.00%	0.00%
Systematic Core Fund	8,067	-	0.00%	0.00%
Systematic Growth Fund	91,177	-	0.00%	0.00%
Systematic Value Fund	89,386	-	0.00%	0.00%
U.S. Socially Responsible Fund	97,586	-	0.00%	0.00%

*
The affiliated broker-dealer that affected transactions with the indicated Fund was Morgan Stanley & Co..
In addition, for the fiscal year ended May 31, 2025, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ Subadvisers:
Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers ($)		Dollar Amount of Commissions Directed to Research Providers ($)
Aggressive Allocation Lifestyle Fund	$0		$0
Asset Allocation Fund	77,420,488	(JPMIM)	4,176	(JPMIM)
Capital Appreciation Fund	53,619,617	(Columbia)	6,106	(Columbia)
Conservative Allocation Lifestyle Fund	0		0
Core Bond Fund	0		0
116

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers ($)		Dollar Amount of Commissions Directed to Research Providers ($)
Dividend Value Fund	$108,648,703	(ClearBridge)	$35,135	(ClearBridge)
Dynamic Allocation Fund	0		0
Emerging Economies Fund	0		0
Global Real Estate Fund	170,214,916	(Duff & Phelps)	55,081	(Duff & Phelps)
Global Strategy Fund	147,990,955	(Franklin)	29,556	(Franklin)
Government Securities Fund	0		0
Growth Fund	0		0
High Yield Bond Fund	0		0
Inflation Protected Fund	0		0
International Equities Index Fund	0		0
International Government Bond Fund	0		0
International Growth Fund	52,455,982	(MSIM Inc.)	19,527	(MSIM Inc.)
International Opportunities Fund	203,340,749	(Wellington)	49,196	(Wellington)
	169,171,801	(Invesco)	160,227	(Invesco)
International Socially Responsible Fund	0		0
International Value Fund	160,031,541	(GSAM)	71,553	(GSAM)
	63,975,486	(Columbia)	38,103	(Columbia)
Large Cap Core Fund	0		0
Mid Cap Index Fund	0		0
Mid Cap Strategic Growth Fund	133,817,178	(Janus)	61,218	(Janus)
	644,955,328	(Voya IM)	267,261	(Voya IM)
Mid Cap Value Fund	385,622,106	(Boston Partners)	133,228	(Boston Partners)
	986,932,448	(Wellington)	128,566	(Wellington)
Moderate Allocation Lifestyle Fund	0		0
NASDAQ-100® Index Fund	0		0
Science & Technology Fund	1,461,810,582	(Voya IM)	422,544	(Voya IM)
Small Cap Growth Fund	114,381,857	(American Century)*	37,976.62	(American Century)
Small Cap Index Fund	0		0
Small Cap Special Values Fund	78,110,458	(Allspring)	41,561	(Allspring)
Small Cap Value Fund	542,999,058	(JPMIM)	188,110	(JPMIM)
Stock Index Fund	0		0
Systematic Core Fund	0		0
Systematic Growth Fund	598,358,458	(Wellington)	20,849	(Wellington)
Systematic Value Fund	405,457,446	(Wellington)	31,775	(Wellington)
U.S. Socially Responsible Fund	0		0

*
ACIM assumed sub-advisory responsibilities on October 9, 2024.
The following table sets forth the value of the Funds’ holdings of securities of VC I’s regular brokers and dealers (as defined under Rule 10b-1 under the 1940 Act) and their parents as of May 31, 2025.
Fund	Broker Dealer	Value (000’s)	Debt/Equity
Aggressive Allocation Lifestyle Fund	State Street Corp.	4,642	Equity
117

Fund	Broker Dealer	Value (000’s)	Debt/Equity
Asset Allocation Fund	Bank of America Corp.	469	Debt
	Bank of Montreal	19	Debt
	Citigroup, Inc.	196	Debt
	Goldman Sachs Group, Inc.	307	Debt
	Morgan Stanley	1,142	Equity
	Morgan Stanley	365	Debt
	Royal Bank of Canada	45	Debt
	State Street Corp.	203	Equity
	Wells Fargo & Co.	2,967	Equity
	Wells Fargo & Co.	292	Debt
Capital Appreciation Fund	JPMorgan Chase & Co.	803	Equity
	State Street Corp.	7,173	Equity
Conservative Allocation Lifestyle Fund	State Street Corp.	1,246	Equity
Core Bond Fund	Bank of America Corp.	14,412	Debt
	Barclays PLC	3,404	Debt
	BNP Paribas SA	8,533	Debt
	Bank of New York Mellon Corp.	821	Debt
	Citigroup, Inc.	15,502	Debt
	Goldman Sachs Group, Inc.	17,067	Debt
	JP Morgan Chase & Co.	9,694	Debt
	Morgan Stanley	12,481	Debt
	State Street Corp.	83,472	Equity
	Wells Fargo & Co.	14,296	Debt
Dividend Value Fund	Bank of America Corp.	4,745	Equity
	Citigroup, Inc.	14,069	Equity
	JPMorgan Chase & Co.	11,636	Equity
	State Street Corp.	20,385	Equity
Emerging Economies Fund	State Street Corp.	14,523	Equity
Global Strategy Fund	Morgan Stanley	137	Equity
	UBS AG	913	Debt
	Goldman Sachs Group, Inc.	156	Equity
	Bank of New York Mellon Corp.	1,004	Equity
	Nomura Holdings, Inc.	158	Equity
	State Street Corp.	14,171	Equity
	Royal Bank of Canada	139	Equity
	Deutsche Bank AG	320	Equity
	Barclays PLC	278	Equity
	Canadian Imperial Bank of Commerce	27	Equity
Government Securities Fund	Citigroup, Inc.	1,122	Debt
	Goldman Sachs Group, Inc.	1,059	Debt
Growth Fund	State Street Corp.	3,826	Equity
	Goldman Sachs Group, Inc.	704	Equity
	Morgan Stanley	127	Equity
	Jefferies Financial Group, Inc.	35	Equity
High Yield Bond Fund	State Street Corp.	46,769	Equity
118

Fund	Broker Dealer	Value (000’s)	Debt/Equity
Inflation Protected Fund	Wells Fargo & Co.	1,174	Debt
	Bank of America, N.A.	150	Debt
International Equities Index Fund	Barclays PLC	5,797	Equity
	BNP Paribas SA	8,189	Equity
	Daiwa Securities	837	Equity
	Macquarie Group	4,593	Equity
	Mizuho Financial Group, Inc.	6,121	Equity
	Nomura Holdings, Inc.	1,692	Equity
	State Street Corp.	53,356	Equity
	UBS AG	9,615	Equity
International Opportunities Fund	State Street Corp.	10,558	Equity
International Socially Responsible Fund	Macquarie Group	2,363	Equity
	Mizuho Securities	2,859	Equity
	Nomura Holdings, Inc.	105	Equity
	State Street Corp.	1,890	Equity
International Value Fund	State Street Corp.	1,908	Equity
	BNP Paribas SA	3,900	Equity
Mid Cap Index Fund	Jefferies Financial Group, Inc.	7,129	Equity
	State Street Corp.	40,807	Equity
Mid Cap Value Fund	State Street Corp.	13,234	Equity
Moderate Allocation Lifestyle Fund	State Street Corp.	6,513	Equity
Nasdaq-100 Index Fund	State Street Corp.	3,426	Debt
Science & Technology Fund	State Street Corp.	36,720	Equity
Small Cap Growth Fund	State Street Corp.	18,291	Equity
Small Cap Index Fund	State Street Corp.	62,088	Equity
	StoneX Group, Inc.	1,581	Equity
Small Cap Special Values Fund	State Street Corp.	4,414	Equity
Small Cap Value Fund	State Street Corp.	2,924	Equity
Stock Index Fund	Bank of America Corp.	37,373	Equity
	Bank of New York Mellon Corp.	8,020	Equity
	Goldman Sachs Group, Inc.	23,964	Equity
	State Street Corp.	28,358	Equity
	Wells Fargo & Co.	31,371	Equity
	JPMorgan Chase & Co.	94,412	Equity
	Morgan Stanley	20,262	Equity
Systematic Core Fund	Bank of America Corp.	2,586	Equity
	Citigroup, Inc.	1,387	Equity
	JPMorgan Chase & Co.	8,199	Equity
	Morgan Stanley	1,221	Equity
	Virtu Financial	359	Equity
	Wells Fargo & Co.	2,383	Equity
119

Fund	Broker Dealer	Value (000’s)	Debt/Equity
Systematic Growth Fund	State Street Corp.	1	Equity
	Morgan Stanley	888	Equity
Systematic Value Fund	Bank of America Corp.	4,021	Equity
	JPMorgan Chase & Co.	17,798	Equity
	State Street Corp.	4,771	Equity
U.S. Socially Responsible Fund	Bank of New York Mellon Corp.	1,471	Equity
	State Street Corp.	1,676	Equity
Occasions may arise when one or more of the Funds, or other accounts that may be considered affiliated persons of a Fund under the 1940 Act, desire to purchase or sell the same portfolio security at approximately the same time. In such event, generally, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser pursuant to written procedures. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. A Subadviser will not engage in a transaction as described above unless, in the Subadviser’s opinion, the results of the transaction will, on the whole, be in the best interest of the Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a Distribution Agreement, CCS acts without remuneration as VC I’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context (the “Distribution Agreement”). Under the terms of the Distribution Agreement, each Fund pays for, among other expenses, all expenses of the offering of its shares incurred in connection with (1) the registration of the Fund or the registration or qualification of the Fund’s shares for offer or sale under the federal securities laws and the securities laws of any state or other jurisdiction in which the Fund’s shares are offered; (2) printing and distributing the Fund’s prospectuses to existing participants as required under the federal securities laws and applicable securities laws of any state or other jurisdiction; and (3) preparation, printing and distribution of proxy statements, notices and reports; and (4) issuance of the Fund’s shares, including share issue and transfer taxes.
CCS, or one of its affiliates, pays all expenses incurred by it attributable to any activity primarily intended to result in the sale of shares of the Funds and in connection with the performance of distribution duties or will promptly reimburse the Funds for all expenses in connection with (1) printing and distributing prospectuses utilized in marketing the Funds to eligible purchasers; (2) preparation, printing and distribution of advertising and sales literature for the use in the offering of the Funds’ shares and printing and distribution of reports to purchasers and/or participants used as sales literature; (3) qualification of CCS as a distributor or broker or dealer under applicable federal and state securities laws; (4) any investment program of the Funds, including the reinvestment of dividends and capital gains distributions, to the extent such expenses exceed the Funds’ normal cost of issuing its shares; and all other expenses in connection with offering for sale and sale of the Funds’ shares, which have not been specifically allocated to the Funds. The Funds do not compensate CCS for services provided under the Distribution Agreement. The distribution agreement between CCS and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of VC I, or (ii) by vote of a majority of VC I’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I’s Directors who are not “interested persons” (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by CCS, on sixty days’ written notice to the other party. The Distribution Agreement also provides that it shall automatically terminate in the event of its assignment.
Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders.
120

VC I redeems Fund shares for cash. VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I’s net asset value. This election is irrevocable while Rule 18f-1 is in effect, unless the SEC by order permits the withdrawal of the election.
All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading. The Board has designated VALIC as its “valuation designee”, subject to its oversight. VALIC utilizes the Fund’s policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee which is responsible for, among other things, making certain determinations in connection with the Funds’ fair valuation procedures. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds. A description of the pricing procedures that are generally used to value the securities held by a Portfolio is described below.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the valuation designee will adjust the previous closing prices in accordance with the Fund’s pricing procedures to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also have fair-value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by references to other securities that are considered comparable in such characteristics as a rating, interest rate, and maturity date, option-adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but a Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes in which case they may be fair valued in accordance with the PRC Procedures.
Senior floating rate loans are valued at the average of available bids in the market for such senior floating rate loans, as provided by a Board-approved loan pricing service.
Investments in registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
121

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a pricing service approved by the valuation designee. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a pricing service approved by the valuation designee as of the close of the exchange on which they are traded. Option contracts traded over the counter will be valued based upon the average of quotations received from at least two brokers in such securities or currencies. Option contracts on swaps (“Swaptions”) and other option derivatives (i.e., straddle options) are valued at a mid-valuation provided by a pricing service approved by the valuation designee. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid-valuation provided by a pricing service approved by the valuation designee. Swap contracts traded over the counter will be valued at a mid-valuation provided by a pricing service approved by the valuation designee. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern time forward rate.
Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by VCI’s Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds.
A Fund’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of each Fund is divided by the total number of shares outstanding to arrive at the net asset value per share.

ACCOUNTING AND TAX TREATMENT

Under the Code, each Fund is treated as a separate entity, and as a regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.
So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains (calculated before deductions for dividends paid) distributed to shareholders as ordinary income dividends or capital gain dividends, provided that it distributes to its shareholders at least 90% of its net investment income and 90% of its net exempt interest income for the taxable year. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.
If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a
122

subsequent year; various remedial opportunities may be available. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the holder would remain subject to taxation thereafter even if the contract later becomes adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.
A fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain tax qualified pension and retirement plans. A variable contract must meet certain diversification requirements in order to maintain its favorable tax status. In particular, a separate account backing a variable contract may not invest more than 55% of its assets in the securities of any one issuer, or 70% in two issuers, 80% in three, or 90% in four. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. Government agency or instrumentality are treated as securities of separate issuers. If shares of a Fund are not sold outside of the very limited group consisting of separate accounts backing variable contracts, tax qualified retirement plans, and a few other specialized categories, then in making the diversification test the separate account backing the contract is treated as owning its proportional share of the assets of the Fund; this makes the diversification test relatively easy to meet. If the shares are owned outside the permitted group, then the Fund itself is the issuer of securities owned by the separate account and the diversification test may be much harder to meet. Failure to meet the diversification requirements has the unfavorable tax consequences described in the last sentence of the fourth paragraph of this section. In addition, if the owner of a variable contract has too much investment power over the investments in the separate account which backs the contract, the owner will be taxed currently on the income earned under his or her contract.
The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.
Since the shares of the Funds are offered only in connection with the Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the Contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Contracts, see the Prospectus for such Contracts. Purchasers of the Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.
A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund; defer Fund losses; cause adjustments in the holding periods of Fund securities; convert capital gain into ordinary income; and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.
123

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.
REITs in which Funds invest may hold residual interests in real estate mortgage investment conduits (“REMICs”). Certain types of income received by the Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.
A substantial portion of a Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.
Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital
124

loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
A passive foreign investment company (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports
Annual Reports containing audited financial statements of VC I and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract owners, annuitants, or beneficiaries as appropriate. VC I’s Annual Report dated May 31, 2025 is incorporated by reference into this SAI.
Voting and Other Rights
VC I has an authorized capitalization of 37,250,000,000 shares of common stock, $0.01 par value per share. Each class of stock is comprised of 750 million to 1 billion shares each. Each of the classes of stock corresponds to one of the series and represents an ownership interest in that series.
Each outstanding share has one vote on all matters that shareholders vote on. Participants vote on these matters indirectly, by voting their units. The way participants vote their units depends on their Contract or Plan. See your Contract prospectus or Plan document for specific details When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.
125

Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions; and (c) to fill vacancies on VC I’s Board if the shareholders have elected less than a majority of the Directors.
Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares of all of the Funds vote to have this meeting. Then, to remove a Director at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.
VC I will assist in shareholder communications.
Control Persons and Principal Holders of Securities
VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders, Contract owners and beneficiaries.
At August 31, 2025, VALIC, a stock life insurance company organized under the laws of the state of Texas with an address of 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, American General Life Insurance Company, a stock life insurance company organized under the laws of the state of Texas with an address of 2727-A Allen Parkway, Houston, Texas 77019 (“AGL”), and The United States Life Insurance Company in the City of New York, a stock life insurance company organized under laws of the state of New York with an address of 28 Liberty Street, Floor 45, New York, NY 10005-1400 (“USL”) through their insurance company separate accounts, and the Conservative Allocation Lifestyle Fund (“VCG”), Moderate Allocation Lifestyle Fund (“VMG”), Aggressive Allocation Lifestyle Fund (“VAG”) and Dynamic Allocation Fund (“VDA”) each an independent fund, with an address of 2919 Allen Parkway, 8th Floor, Houston, Texas 77019, each of which is managed as a “fund of funds” for which VALIC serves as investment adviser, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):
	VALIC	AGL	USL	VAG	VCG	VDA	VMG
Aggressive Allocation Lifestyle Fund	100.00%	—	—	—	—	—	—
Asset Allocation Fund	100.00%	—	—	—	—	—	—
Capital Appreciation Fund	98.28%	—	—	—	—	*	—
Conservative Allocation Lifestyle Fund	100.00%	—	—	—	—	—	—
Core Bond Fund	71.95%	*	—	5.65%	6.39%	*	15.38%
Dividend Value Fund	98.60%	—	—	—	—	*	—
Dynamic Allocation Fund	90.69%	9.31%	—	—	—	—	—
Emerging Economies Fund	98.60%	*	*	*	*	*	*
Global Real Estate Fund	99.45%	—	—	—	—	*	—
Global Strategy Fund	100.00%	—	—	—	—	—	—
Government Securities Fund	96.72%	*	—	—	—	*	—
Growth Fund	99.71%	—	—	—	—	*	—
High Yield Bond Fund	94.67%	*	—	*	*	*	*
Inflation Protected Fund	99.73%	—	—	—	—	*	—
International Equities Index Fund	83.00%	*	*	7.12%	*	*	7.43%
International Government Bond Fund	99.48%	—	—	—	—	*	—
International Growth Fund	99.40%	—	—	—	—	*	—
International Opportunities Fund	99.90%	—	—	—	—	*	—
International Socially Responsible Fund	99.48%	*	—	—	—	*	—
International Value Fund	99.03%	*	—	—	—	*	—
Large Cap Core Fund	99.25%	—	—	—	—	*	—
Mid Cap Index Fund	98.85%	*	*	—	—	*	—
Mid Cap Strategic Growth Fund	99.87%	—	—	—	—	*	—
Mid Cap Value Fund	99.47%	*	—	—	—	*	—
Moderate Allocation Lifestyle Fund	100.00%	—	—	—	—	—	—
Nasdaq-100® Index Fund	97.73%	*	*	—	—	—	—
Science & Technology Fund	99.62%	*	—	—	—	—	—
126

	VALIC	AGL	USL	VAG	VCG	VDA	VMG
Small Cap Growth Fund	91.46%	—	—	*	*	*	*
Small Cap Index Fund	97.61%	*	*	—	—	*	—
Small Cap Special Values Fund	99.64%	—	—	—	—	*	—
Small Cap Value Fund	83.47%	—	—	7.39%	*	*	7.81%
Stock Index Fund	89.53%	*	*	*	*	*	*
Systematic Core Fund	98.49%	*	—	—	—	*	—
Systematic Growth Fund	84.82%	*	—	6.67%	*	*	6.91%
Systematic Value Fund	67.20%	—	—	14.15%	*	*	14.39%
U.S. Socially Responsible Fund	98.98%	*	—	—	—	*	—

*
Less than 5% ownership.
As of August 31, 2025, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility
VC I has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica, VC I’s administrator, and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and its shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of SunAmerica’s Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person who oversees sub-advisers or their designees.
The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, vote execution and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.
The Funds are generally passive investors in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. Except for Funds with “social” or “ESG” investment strategies (including the U.S. Socially Responsible Fund and the International Socially Responsible Fund), a Fund generally will vote “Abstain” on “environmental,” “social” and or “social and environmental” (collectively “ESG Proposals”) issue proposals unless otherwise indicated in the Guidelines (as defined below) or as determined by the Proxy Voting Committee pursuant to the Policies, or unless “Abstain” is not a valid voting option. The terms “environmental, “social” and “social and environmental” with respect to issue proposals have the meanings assigned to those terms by the independent proxy voting agent.
Practical Limitations to Voting
The Funds’ practice is generally not to vote in circumstances where the anticipated cost of voting exceeds the expected benefit of voting a particular proxy. In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the Fund. Additional costs of voting securities which might outweigh the benefits include hiring a lawyer who practices law in a certain country; hiring a translator; traveling to the foreign country to vote the security in person; or costs associated with documents that may need to be consularized, such as powers of attorney. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In addition, there may be certain circumstances where voting may be impossible or impractical, including but not limited to: sufficient information about a meeting proposal is not available to the Funds prior to the voting deadline; government sanctions are or may be in effect; and there are market-specific impediments that impair the Funds’ ability to cast votes, such as untimely vote cut-off dates, power of attorney and share re-registration requirements.
Securities Lending
The Board has determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefits that may be achieved by the voting of such proxies and therefore the Funds will generally not vote proxies for shares out on loan.
127

The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the ownership of a security by the Funds exceeds a particular threshold (typically 1% of all outstanding shares), or where a proxy vote is deemed to be materially important to a Fund’s interest, and where it is feasible to recall the security on a timely basis, reasonable efforts will be used to recall securities in order to vote them. However, there may be instances where the securities may not be able to be recalled in time.
Case-By-Case Voting Matters
The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders. The Proxy Voting Committee has established Guidelines specifically for funds with social or ESG investment strategies. The Proxy Voting Committee will generally approach ESG Proposals on behalf of funds with social or ESG investment strategies on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value. The Guidelines for ESG Proposals on behalf of funds with social or ESG investment strategies include specific approaches with respect to consumer issues and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
Examples of the Fund’s Positions on Voting Matters
Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:
•
Vote on a case-by-case basis on proposals to increase authorized common stock;
•
Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;
•
Vote against authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);
•
Vote on a case-by-case basis regarding merger and acquisition matters; and
•
Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest
Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are affected according to the policies or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents an unresolved conflict between the interests of a Fund’s shareholders and the interest of VALIC, SunAmerica, the Fund’s principal underwriter, or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with at least one Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
Proxy Voting Records
The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or manner contrary to the Guidelines, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available on the SEC’s website at http://www.sec.gov, or can be obtained, without charge, upon request, by calling (855) 421-2692 and on or through the following website: https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities#underlyingfunds.
Board Reporting
The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.
Disclosure of Portfolio Holdings Policies and Procedures
The Board of VC I has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures generally prohibit the release of information concerning portfolio holdings which have not previously been made public to
128

individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by VALIC or its affiliates except under certain circumstances. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Funds’ portfolio holdings on a selective basis.
VC I makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and quarterly in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days after the end of VC I’s fiscal quarter. In addition, the Funds’ complete holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ holdings at the end of each month will be posted approximately 30 days after the month end.
In addition, VC I generally makes publicly available on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information may be made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VC I’s telephone customer service centers. This information is generally not released until the information is at least 15 days after the applicable quarter-end, unless otherwise approved by VC I’s legal department. VC I and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I’s Chief Compliance Officer and/or VALIC’s legal counsel are/is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.
Non-public holdings information may be provided to VC I’s service providers on an as-needed basis in connection with the services provided to the Funds of VC I by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Funds’ adviser, VALIC, and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Board. The entities to which VC I provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds of VC I are required to maintain the confidentiality of the information provided.
VC I’s Chief Compliance Officer and VALIC’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or useful to the Funds’ participants without compromising the integrity or performance of the Funds.
At each quarterly meeting of the Board of VC I, the Board reviews a report detailing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.
In the event a Subadviser is engaged to assume subadvisory duties of a Fund, VC I routinely discloses portfolio holdings information to such Subadviser prior to its assumption of duties. VC I does not receive any compensation, or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.
Each of the below listed third parties has been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers LLP (“PwC”), the Independent Registered Public Accountants; (2) Institutional Shareholder Services (“ISS”), a proxy voting service provider; (3) State Street, Custodian; (4) Zeno Consulting Group and Virtu ITG, brokerage transaction analysis; (5) Morningstar, Lipper and Bloomberg LLP, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners (d/b/a “Diligent”), VC I’s Board materials; (9) Fluent Technologies, marketing materials; (10) Finadium, LLC (“Finadium”), a securities lending consultant; and (11) Ernst & Young LLP, tax accountants. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. ISS receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street has daily access to the Funds’ portfolio holdings information as the Funds’ custodian and does not publicly disclose this information. Zeno Consulting Group and ITG receive portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and do not publicly disclose this information. Lipper receives portfolio holdings information within 20 days of each month end and makes certain information available approximately 30 days after its receipt. Morningstar receives portfolio holdings information
129

approximately 35 days after each month end and makes information available through Morningstar Direct to subscribers approximately one week after its receipt. Bloomberg receives portfolio holdings information for each Fund on a monthly basis, approximately 45 days after the month end and makes information available to subscribers of Bloomberg’s databases within 1 to 14 days of its receipt. RR Donnelley has access to portfolio holdings information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information. Finadium receives portfolio holdings information as necessary to render securities lending consulting services and does not publicly disclose this information.
In addition, certain Subadvisors disclose the portfolio holdings of the Fund it manages to certain third parties in connection with services provided by such third party to the Fund or on behalf of the Subadvisor (subject to confidentiality agreements between the Subadvisor and such third parties):
•
Acadia Soft performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
•
Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis.
•
Bloomberg provides analytical services for MFS and T. Rowe Price and receives portfolio holdings information on a daily basis.
•
Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
•
Clearwater Analytics performs certain operational functions for Wellington Management and receives portfolio trades and holdings information on a daily basis.
•
Confluence Technologies Inc. provides regulatory monitoring services for MFS on an ongoing basis.
•
Commcise provides consulting services to MFS and receives portfolio holdings information on an ongoing basis.
•
CRIMS. Charles River Investment Management System (CRIMS) is an order management system. Equity and FX orders are raised and compliance checked on the system by Portfolio Managers before being sent to the trading desk for execution. Equity and FX transactions originate on CRIMS. Transactions are retained on the system. Positions load daily on a flush and fill basis. These will reflect all transactions on the account including any cash movements or corporate actions that have not originated on CRIMS. They will also reflect start of day market values based on prices applicable at start of day. Positions data is used to manage accounts against benchmarks or models and is the basis for concentration-based compliance rules. Positions reflect the current start of day holdings for FX and Equities and will also reflect trading activity for trades executed intraday.
•
RiskMetrics. MSCI RiskMetrics is used for Market and Liquidity Risk measurement. Positions are transferred to RiskMetrics via SFTP on a daily basis. RiskMetrics processes these positions with its risk model and market data to provide risk results. RiskMetrics offers a comprehensive suite of risk measures, including Value-at-Risk (VaR), stress tests, factor risk exposure, market exposure, and sensitivity analysis.
•
SmartStream TLM. SmartStream TLM takes cash and positions data to reconcile with custodian data and generate exceptions, ensuring the data is ready for the next day’s trading. This daily reconciliation process helps maintain data accuracy and integrity, facilitating smooth trading operations.
•
Solutions Atlantic. Solutions Atlantic (RRS) is used to ensure that equity positions held are within regulatory limits across multiple jurisdictions. On a daily basis, the system monitors the positions and triggers regulatory filings as needed based on the positions held. This ensures compliance with regulatory requirements and helps manage the regulatory risk associated with equity holdings.
•
FactSet Research Systems Inc. provides analytical services for certain Subadvisors, including T. Rowe Price, Wellington Management, Brandywine, and MFS, and receives portfolio holdings information on a daily basis.
•
Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.
130

•
ISS provides proxy voting services for MFS and T. Rowe Price and receives portfolio holdings information on a daily basis.
•
Institutional Shareholder Services Inc. provides proxy service provider services for MFS on an ongoing basis.
•
Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis.
•
MSCI, Inc provides analytical services for MFS and Wellington Management and portfolio liquidity classifications for T. Rowe Price and receives portfolio holdings information on a daily basis.
•
OMGEO, LLC provides software services to MFS and receives portfolio holdings information on an ongoing basis.
•
State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
•
Tri Optima performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.
•
The Bank of New York Mellon provides portfolio recordkeeping and investment operations services to T. Rowe Price and receives portfolio holdings information on a daily basis.
•
Wellington Management also makes disclosures of portfolio holdings to other third parties where it does not identify specific clients.
•
Charles River Systems is used by Brandywine to manage large volumes of trade orders to seek out the best venue and price for execution of trades. It receives portfolio holdings information on a daily basis.
•
Wilshire Analytics (Axiom and Compass) is a performance analytics tool used by Brandywine to provide fixed income analytics, performance attribution, risk management, portfolio optimization and scenario analysis. It receives portfolio holdings information on a daily basis.
•
Eagle Investment Systems Corp. (Eagle STAR and Eagle PACE). Brandywine Global uses Eagle STAR as its multi-currency investment portfolio accounting system.  Eagle PACE is Brandywine Global’ s data warehouse. Security master data is established in Eagle PACE and internal, client, and third-party reports are generated out of Eagle PACE. They receive portfolio holdings information on a daily basis. Eagle PACE is used by Invesco on a daily basis for performance management and data management (data warehouse). PACE then sends interface feeds to downstream’ systems for performance, risk, compliance, websites and client reporting.
•
eVestment Alliance is utilized to compare Brandywine Global’ s strategies to relevant peer groups on a monthly, quarterly, and annual basis.
•
STP Investments. Brandywine utilizes STP Investment Services as a third-party outsource provider to reconcile cash, transactions and positions to custodian bank data. It receives portfolio holdings information on a daily basis.
•
Virtu ITG LLC provides MFS with analytical services and receives portfolio holdings information on an ongoing basis.
Index Funds
The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular Fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).
Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without means or limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.
131

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to VC I or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400® Index Fund to track general stock market performance. S&P has no obligation to take the need of VC I or VC I’s participants into consideration in determining, composing or calculating the S&P 500® Index or S&P Mid Cap 400® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the series company from the use of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® are trade or service marks of The NASDAQ Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VC I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
Supplemental Information About the Index Funds The International Equities Index Fund, Mid Cap Index Fund, Nasdaq-100® Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the “Index Funds”) each seek to provide investment results that closely correspond to the performance of the Index Fund’s respective target index. VALIC is the investment adviser and BlackRock is the Subadviser to the Index Funds. VALIC is indirect wholly owned subsidiary of Corebridge. The Index Funds are permitted to trade in Corebridge stock to the extent such stock is represented in the target index.
Custodian
Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of each Fund as Custodian.
State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of the Custodian and may be entered into the book entry systems of securities depositories approved by VC I’s Board. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of the Custodian and such other custodians, including foreign banks and foreign securities depositories.
State Street also acts as VC I’s securities lending agent and receives a share of the income generated by such activities.
Principal Underwriter
The Funds’ principal underwriter is CCS, 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. CCS is an affiliate of VALIC.
Independent Registered Public Accounting Firm
The Board has selected PricewaterhouseCoopers LLP, at 1000 Louisiana Street, Suite 5800, Houston, Texas 77002, to serve as the Independent Registered Public Accounting firm of each Fund.

MANAGEMENT OF VC I

The following table lists the Directors and officers of VC I, their ages, current position(s) held with VC I, length of time served, principal occupations during the past five years, number of funds overseen within the Fund Complex (as defined below) and other directorships/trusteeships held outside of the Fund Complex. Unless otherwise noted, the address of each executive officer and Director is 2919 Allen Parkway, 8th floor, Houston, Texas 77019. Directors who are not deemed to be “interested persons” of VC I as defined in the 1940 Act are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of VC I is referred to as
132

“Interested Director.” Directors and officers of VC I are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SunAmerica and distributed by CCS, and/or other affiliates of VALIC
Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Independent Directors
Thomas J. Brown 1945	Director	2005– Present	Retired.	36	Trustee, Virtus Funds (2011- 2020).
Dr. Judith L. Craven 1945	Director	1998– Present	Retired.	36	Director, Luby’s Inc. (1998- 2019).
Cheryl Creuzot[5]1959	Director	2022– Present	President and Chief Executive Officer of Wealth Development Strategies, LLC (2012-2019); President Emeritus, Wealth Development Strategies LLC (2019-Present).	36
Director, The Bancorp, Inc. –
Audit and Risk Committees
(2021-Present); Director,
Amegy Bank (2021);
Director, The Frenchy’s
Companies (2013-Present);
Commissioner, Port of
Houston– Audit,
Governance, Dredge Task
Force and Community
Relations Committees (2020
-Present); Executive
Committee Member, MD
Anderson University Cancer
Foundation Board of Visitors
(2010-Present).

Yvonne M. Curl 1955	Director	2020– Present	Retired.	36
Director, Encompass Health,
provider of post-acute
healthcare services (2004-
2022); Director, Nationwide
Insurance, insurance
company (1998- 2019);
Director, Hilton Head
Humane Association, animal
shelter (2006-2019);
Director, Enhabit, Inc.,
provider of home health and
hospice services (2022-
2024); Director, Community
Foundation of the
Lowcountry (2018-Present).

133

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Darlene T. DeRemer[5]1955	Director	2022– Present	Managing Partner, Grail Partners LLC (2005-2019).	36
Trustee, ARK ETF Trust
(2014-Present); Trustee,
Member of Investment and
Endowment Committee of
Syracuse University (2010-
Present); Director, Alpha
Healthcare Acquisition
Corp. III (2021-2023);
Interested Trustee, Esoterica
Thematic Trust (2020-2021);
Interested Trustee, American
Independence Funds (2015-
2019); Trustee, Risk X
Investment Funds (2016-
2020); Director, United
Capital Financial Planners
(2008-2019); Director,
Hillcrest Asset Management
(2007-2020); Board
Member, Confluence
Technologies LLC (2018-
2021). The LGL Group, Inc.,
holding company engaged in
services, merchant
investment and
manufacturing business
activities (2023– 2023).

Dr. Timothy J. Ebner 1949	Director	1998– Present	Professor and Head– Department of Neuroscience Medical School (1980-Present) and Endowed Pickworth Chair in Neuroscience (2000- Present), University of Minnesota; Scientific Director, Society for Research on the Cerebellum (2008-Present).	36	Trustee, Minnesota Medical Foundation (2003-2013).
Peter A. Harbeck[4] 1954	Director	2001– Present	Retired June 2019, formerly President (1995-2019), CEO (1997-2019) and Director (1992-2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993-2019).	36	None.
134

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
Eileen A. Kamerick[5]1958	Director	2022– Present	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (2015- Present); National Association of Corporate Directors Board Leadership Fellow (2016-Present, with Directorship Certification since 2019 and NACD 2022 Directorship 100 honoree); Adjunct Professor, Georgetown University Law Center (2021-Present); Adjunct Professor, The University of Chicago Law School (2018-Present); Adjunct Professor University of Iowa College of Law (2007– present).	36
Chairman of the Legg
Mason Closed End Funds
(2024-Present); Director of
the Legg Mason Closed-End
Funds (2013-2024); Director
of ACV Auctions Inc. (2021-
Present); Director of
Associated Banc-Corp
(financial services company)
(2007-Present); formerly,
Director of Anchor Series
Trust, SunAmerica Equity
Funds, SunAmerica Income
Funds, SunAmerica Money
Market Funds, Inc.,
SunAmerica Senior Floating
Rate Fund, Inc., SunAmerica
Series, Inc. and SunAmerica
Specialty Series (2018-
2022).

Dr. John E. Maupin, Jr. Chairman, January 2021 1946	Director	1998– Present	Retired.	36
Director, Regions Financials
Inc., bank holding company
(2007-2019); Director,
Enhabit, Inc., provider of
home health and hospice
services (2022-2024);
Director, Encompass Health,
provider of post-acute
healthcare services
(2004-2022).

1
Directors serve until their successors are duly elected and qualified.
2
The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. The Fund Complex includes VC I (36 funds), SunAmerica Series Trust (61 portfolios), and Seasons Series Trust (19 portfolios).
3
Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.
4
Prior to December 16, 2022, Mr. Harbeck was considered to be an Interested Director because he owned shares of Corebridge Financial (formerly AIG Life & Retirement), the ultimate parent of VALIC.
5
Mses. Creuzot, DeRemer and Kamerick were elected as new Independent Directors to VC I’s Board as of the close of business on October 14, 2022.
135

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Kevin J. Adamson 1966	Vice President	2018– Present	Senior Vice President, VALIC Trust - Investments (2018- Present); Senior Vice President, Retirement Services, Corebridge Financial (2023-Present).
Kathleen D. Fuentes 1969	Chief Legal Officer, Vice President and Secretary	2015– Present	Senior Vice President and General Counsel (September 2023- Present); Deputy General Counsel and Vice President (2006-2023), SunAmerica.
John T. Genoy 1968	President and Principal Executive Officer	2014– Present
Director, Chairman of the
Board, President (2021-
Present), Chief Financial
Officer (2002-2021), Senior
Vice President (2004-2021),
Chief Operating Officer
(2006-Present) and Director,
SunAmerica (2014-Present).

Matthew J. Hackethal 1971	Anti-Money Laundering (“AML”) Compliance Officer	2006– Present	Senior Vice President (2025- Present); Vice President (2011-2025) and Chief Compliance Officer, SunAmerica (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present).
Christopher C. Joe 1969	Chief Compliance Officer and Vice President	2017– Present	Chief Compliance Officer, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I (2017- Present); Chief Compliance Officer, VALIC Retirement Services Company (2017- 2019).
Gregory R. Kingston 1966	Treasurer and Principal Financial and Accounting Officer	2000– Present	Vice President (2001- Present); Head of Mutual Fund Administration, SunAmerica (2014-Present).
Donna McManus 1961	Vice President and Assistant Treasurer	2014– Present	Vice President, SunAmerica (2014-Present).
Shawn Parry 1972	Vice President and Assistant Treasurer	2014– Present	Vice President (2014- Present), SunAmerica (2010- 2014).
Mark R. Szycher 1964	Vice President and Senior Investment Officer	2021– Present
Managing Director, GM
Asset Management (2015-
2019); Vice President,
Investment Specialist,
Corebridge Financial f/k/a
VALIC (2019-2021); Vice
President, Senior Investment
Officer, Corebridge
Financial f/k/a VALIC
(2021-Present).

136

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher J. Tafone 1975	Vice President and Assistant Secretary	2021– Present (Vice President); 2016– Present (Assistant Secretary)	Vice President, SunAmerica (2016– Present); Associate General Counsel, Corebridge Financial (2016– Present).
Thomas M. Ward 1966	Vice President	2008– Present	Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2009-2023); Vice President, Investment Solutions, Retirement Services, Corebridge Financial (2023-Present).
Leadership Structure of the Board
Overall responsibility for oversight of the VC I funds (“VALIC Funds”) rests with the Board. The VALIC Funds have engaged VALIC as the investment adviser which oversees the day-to-day operations of the VALIC Funds and have engaged Subadvisers who manage the VALIC Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SunAmerica as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SunAmerica and the Subadvisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC I’s Articles of Incorporation and By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of ten members, eight of whom are Independent Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Interested Directors is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Dr. Maupin, an Independent Director, to serve as Chair of the Board. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the VALIC Funds, and from time to time may establish informal working groups to review and address the policies and practices of the VALIC Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the VALIC Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the VALIC Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SunAmerica, who carry out the VALIC Funds’ investment management and business affairs, and also by the VALIC Funds’ Subadvisers and other service providers in connection with the services they provide to the VALIC Funds. Each of VALIC, SunAmerica, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, VALIC, SunAmerica, the Subadvisers of VALIC Funds and the VALIC Funds’ other service providers (including the VALIC Funds’ distributor and transfer agent), the VALIC Funds’ Chief Compliance Officer, the independent registered public accounting firm for the VALIC Funds, legal counsel to the VALIC Funds, and internal auditors, as appropriate, relating to the operations of the VALIC Funds. The Board recognizes that it may not be possible to identify all of
137

the risks that may affect each VALIC Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board and Committees
The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, VALIC, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each Director can make to the Board and the VALIC Funds. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the VALIC Funds and the other funds/portfolios in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.
Thomas J. Brown. Mr. Brown has served as Director since 2005. Mr. Brown is also the Chair of the Audit Committee and serves as an Audit Committee Financial Expert and as a member of each of the Brokerage Committee and Governance Committee. An “Audit Committee Financial Expert” is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and from 2011 until 2020 served as a trustee of Virtus Series Fund.
Dr. Judith L. Craven. Dr. Craven has served as Director since 1998. Dr. Craven is also the Chair of the Compliance and Ethics Committee and serves as a member of the Audit, Brokerage and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and was a director of Luby’s Restaurant and SYSCO Corporation, among other organizations.
Cheryl Creuzot. Ms. Creuzot has served as Director since 2022. Ms. Creuzot also serves as a member of each of the Audit, Governance, Compliance and Ethics and Brokerage Committees. Ms. Creuzot was formerly the President and Chief Executive Officer and Principal of Wealth Development Strategies, LLC and Wealth Development Investment Advisory, LLC, both Financial Industry Regulatory Authority and SEC regulated, financial advisory firms. Ms. Creuzot also has substantial experience serving on non-profit boards, and has significant securities and financial planning experience.
Yvonne M. Curl. Ms. Curl has served as a Director since 2020. Ms. Curl is also the Chair of the Brokerage Committee and also serves as a member of each of the Governance, Compliance and Ethics and Audit Committees. In addition, she has nearly 30 years of executive and business experience in various industries. Ms. Curl also has corporate governance experience serving on multiple public company and non-profit boards for nearly 30 years.
Darlene T. DeRemer. Ms. DeRemer has served as Director since 2022. Ms. DeRemer also serves as a member of each of the Audit, Governance, Compliance and Ethics and Brokerage Committees. Ms. DeRemer was formerly Managing Partner of Grail Partners, an advisory merchant bank serving the investment management industry. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty-five years as a leading adviser to the financial services industry. Ms. DeRemer also has substantial experience serving on investment company boards and currently serves as Chair of ARK ETF Trust.
Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner is also the Chair of the Governance Committee and serves as a member of each of the Audit, the Compliance and Ethics and the Brokerage Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual
138

funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.
Peter A. Harbeck. Mr. Harbeck has served as a Director since 2001. Mr. Harbeck also serves as a member of each of the Audit, Governance, Compliance and Ethics and Brokerage Committees. Mr. Harbeck previously served as President, Chief Executive Officer and Director of SunAmerica and Director of ACS. As President and Chief Executive Officer, Mr. Harbeck was responsible for all of SunAmerica’s mutual fund businesses. During his over twenty-year tenure at SunAmerica, Mr. Harbeck held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards.
Eileen A. Kamerick. Ms. Kamerick has served as Director since 2022. Ms. Kamerick serves as an Audit Committee Financial Expert and also serves as a member of each of the Governance, Compliance and Ethics and Brokerage Committees. Ms. Kamerick has substantial experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company. Ms. Kamerick also has substantial experience serving on investment company boards and is currently a board member of the Legg Mason Closed End Funds, for which she serves as audit committee financial expert.
Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin also serves as a member of each of the Governance, Audit, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the retired President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation, and Regions Financials, Inc.
Effective January 1, 2025, Independent Directors receive an annual retainer of $290,000 (Chair receives an additional $65,000 retainer). The Independent Directors receive a fee of $4,000 for additional special meetings $13,125 if it is determined a full meeting fee is appropriate). The Audit Committee chair, also the Audit Committee Financial Expert, receives a retainer of $38,500. The Governance Committee chair receives a retainer of $19,000, the Compliance and Ethics Committee chair receives a retainer of $26,000, and the Brokerage Committee chair receives a retainer of $19,000.
The Audit Committee is comprised of all Independent Directors with Ms. Kamerick as the Chair and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Mr. Brown, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2025, the Audit Committee held 4 meetings.
The Governance Committee is comprised of all Independent Directors, with Dr. Ebner as the Chair. The Governance Committee recommends to the Board nominees for Independent Director membership, reviews governance procedures and Board composition, and periodically reviews Director compensation. The VALIC Funds do not have a standing compensation committee. During the fiscal year ended May 31, 2025, the Governance Committee held 3 meetings.
The Brokerage Committee is comprised of all Independent Directors with Ms. Curl as the Chair, the Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the fiscal year ended May 31, 2025, the Brokerage Committee held 2 meetings.
The Compliance and Ethics Committee is comprised of all Independent Directors, with Dr. Craven as chair. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the fiscal year ended May 31, 2025, the Compliance and Ethics Committee held 1 meeting.
The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group beneficially owned less than 1% of the common stock of each Fund outstanding as of August 31, 2025.
Director Ownership of Shares
The following table shows the dollar range of shares beneficially owned by each Director.
139

Independent Directors
Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
Cheryl Creuzot	0	0
Yvonne M. Curl	0	0
Darlene T. DeRemer	0	0
Dr. Timothy J. Ebner	0	0
Peter A. Harbeck	0	0
Eileen A. Kamerick	0	0
Dr. John E. Maupin, Jr.	0	0

1
Includes the value of shares beneficially owned by each Director in VC I as of December 31, 2024.
2
Includes VC I (36 series) as of December 31, 2024.
As of December 31, 2024, no Independent Directors or any of their immediate family members owned beneficially or of record any securities in VALIC, the Subadvisers, CCS or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Directors
The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ended May 31, 2025. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.
Compensation Table
Fiscal Year Ended May 31, 2025
Name of Director[1]	Aggregate Compensation from Fund	Total Compensation From Fund Complex Paid to Directors
Thomas J. Brown	$325,000	$325,000
Dr. Judith L. Craven	303,500	303,500
Cheryl Creuzot	286,500	286,500
Yvonne M. Curl	303,500	303,500
Darlene T. DeRemer	286,500	286,500
Dr. Timothy J. Ebner[2]	312,500	312,500
Peter A. Harbeck	286,500	286,500
Eileen A. Kamerick	286,500	286,500
Dr. John E. Maupin, Jr.	347,875	347,875

1
Directors receive no pension or retirement benefits from the Fund or any other funds in the Fund Complex.
2
Dr. Ebner has chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2025, the current value of the deferred compensation is $1,147,549.
The Board has approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from VC I.
The Funds’ retirement policy provides that each Independent director shall retire from service as an Independent Director at the end of the calendar year in which he or she turns 75 years of age, except that for an Independent Director whose term of service began prior to
140

January 1, 2016, such Independent Director may request an additional year of eligibility as an Independent Director subject to approval by the other Independent Directors up to a maximum of five additional years (to age 80).
141

APPENDIX A
Description of Credit Rating Symbols and Definitions
Moody’s Global Long-Term Rating Scale:
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Global Short-Term Ratings Scale:
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2	Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’’ analysis of the following considerations:
•
The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•
The nature and provisions of the financial obligation, and the promise we impute; and
•
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings’. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings’ expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Plus (+) or minus (-)
S&P Short-Term Issue Credit Ratings
Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. These categories are as follows:
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign
(+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’
rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
S&P Active Qualifiers (Currently applied and/or outstanding)
L	Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Prelim
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

S&P Inactive Qualifiers (No longer applied or outstanding)
*: This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ’pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters “pr” indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: “D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Fitch Ratings, Inc.
Long-Term Credit Ratings
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”). At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. †
CCC: Substantial credit risk. Default is a real possibility. †
CC: Very high levels of credit risk. Default of some kind appears probable. †
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. †

†
Table of the Relationship between Performing and Non-performing Corporate Obligations in Low Speculative Grade (Recovery Ratings are discussed in their own section)
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
B Category
•Default risk is commensurate with an Issuer
Default Rating (“IDR”) in the ranges “BB” to “C”.
For issuers with an IDR below “B”, the overall
credit risk of this obligation is moderated by the
expected level of recoveries should a default occur.
•For issuers with an IDR above “B”, the overall
credit risk of this obligation is exacerbated by the
expected low level of recoveries should a default
occur.
•Default risk is commensurate with an IDR in the
ranges “B” to “C”.
The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of “RR1”.
CCC Category
•Default risk is commensurate with an IDR in the
ranges “B” to “C”.
•For issuers with an IDR below “CCC”, the overall
credit risk of this obligation is moderated by the
expected level of recoveries should a default occur.
•For issuers with an IDR above “CCC”, the overall
credit risk of this obligation is exacerbated by the
expected low level of recoveries should a default
occur.
•Default risk is commensurate with an IDR in the
ranges “B” to “C”.
The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of “RR2”.

CC Category
•For issuers with an IDR below “CC”, the overall
credit risk of this obligation is moderated by the
expected level of recoveries should a default occur.
•For issuers with an IDR above “CC”, the overall
credit risk of this obligation is exacerbated by the
expected low level of recoveries should a default
occur.
•Default risk is commensurate with an IDR in the
ranges “B” to “C”.
The obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of “RR3”.
C Category	•The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur.
The obligation or issuer is in default, or has deferred
payment, and the rated obligation is expected to have
an average, below-average or poor recovery rate
consistent with a Recovery Rating of “RR4”, “RR5”
or “RR6”.

Short-Term Credit Ratings
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in US public finance markets.
F1: Indicates the strongest capacity for timely payment of financial commitments; relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2: Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.
F3: Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union..
B: Indicates an uncertain capacity for timely payment of financial commitments, relative to other issuers or obligations in the same country or monetary union.
C: Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD: Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
INVESTMENT PRACTICES
For ease of reference, this table reflects the investment practices in which the Funds and, if applicable, their Underlying Funds, may engage. In the event of any discrepancy between this Appendix B and the disclosures contained in the Prospectus and SAI, the latter shall control. The percentage limitations indicated in the charts below specify that a Fund may invest up to the noted percentage limitation for the specific investment.
	Aggressive Allocation Lifestyle Fund	Asset Allocation Fund	Capital Appreciation Fund	Conservative Allocation Lifestyle Fund	Core Bond Fund	Dividend Value Fund	Dynamic Allocation Fund	Emerging Economies Fund	Global Real Estate Fund	Global Strategy Fund	Government Securities Fund	Growth Fund
Adjustable Rate Securities		X	X		X	X	X	X	X	X	X	X
Asset-Backed Securities		X	X		X	X	X	X	X	X	X	X
Bank Obligations		X	X		X	X	X	X	X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X
Brady Bonds			X		X
Catastrophe Bonds			X		X
CBOs										X
Contracts for Difference								X
Convertible Securities		X	X		X	X	X	X	X	X		X
Corporate Actions	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities										X
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities		X	X (20%)			X	X	X (˃=80%)	X	X		X
Common Stock - Large Cap Issuers		X	X			X	X	X	X	X		X
Common Stocks - Mid-Cap Issuers		X	X			X	X	X	X	X		X
Common Stocks - Small Cap Issuers		X	X			X	X	X	X	X		X
Preferred Securities		X	X			X	X	X	X	X		X
Eurodollar Obligations					X	X	X	X	X	X	X	X
Fixed Income Securities		X	X		X (˃=80%)	X	X	X (20%)	X	X (50%)	X	X
Inflation-indexed bonds		X	X		X		X		X	X
Junk bonds						X	X	X (5%)	X (15%)	X (15%)*
Foreign Currency Exchange Trans./Forward Contracts			X		X	X	X	X	X	X		X
Foreign Securities (including non-U.S. denominated)		X (40%)	X (20%)			X (25%)	X	X	X (100%)	X (100%)	X	X (20%)
Emerging Markets		X				X	X	X (˃=80%)	X (50%)	X (50%)	X	X
Chinese Securities									X	X
Russian Securities
Money Market Securities of Foreign Issuers
Hybrid Instruments		X (10%)	X (10%)		X (10%)	X (10%)	X	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)
Illiquid Investments			X (15%)		X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)

*
The Fund may invest up to 15% of its total assets in junk bonds but no more than 10% of its total assets in defaulted debt securities.

APPENDIX B
INVESTMENT PRACTICES
	Aggressive Allocation Lifestyle Fund	Asset Allocation Fund	Capital Appreciation Fund	Conservative Allocation Lifestyle Fund	Core Bond Fund	Dividend Value Fund	Dynamic Allocation Fund	Emerging Economies Fund	Global Real Estate Fund	Global Strategy Fund	Government Securities Fund	Growth Fund
IPOs		X				X	X	X	X			X
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X	X	X	X	X
International Bonds		X	X		X	X	X	X	X	X	X	X
Lending Portfolio Securities		X	X		X	X		X	X	X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X	X	X	X	X
Loan Participations and Assignments			X		X	X	X	X	X	X	X	X
Master Limited Partnerships		X	X		X	X	X	X	X	X	X	X
Money Market Securities		X	X		X	X	X	X	X	X	X	X
Mortgage-Related Securities		X	X		X	X	X	X	X	X	X	X
Mortgage-Backed Securities		X	X		X	X	X	X	X	X	X	X
Mortgage Pass-Through Securities (including GNMA, FNMA, or GHLMC)		X	X		X	X	X	X	X	X	X	X
CMOs		X	X		X	X	X	X	X	X	X	X
Commercial Mortgage-Backed Securities		X	X		X	X	X	X	X	X	X	X
CMO Residuals			X		X	X	X	X	X	X	X	X
Mortgage Dollar Rolls		X	X		X		X	X		X	X
Stripped Mortgage-Backed Securities		X	X		X	X	X	X	X	X	X	X
Options and Futures Contracts		X	X		X	X	X	X (20%)	X	X (15%)	X	X
Options on Securities		X	X			X	X	X	X	X	X	X
Options On Foreign Currencies			X			X	X	X	X	X		X
Options On Securities Indices
Yield Curve Options
Reset Options
Futures		X	X (not permitted for Eurodollar futures)		X	X	X	X	X	X	X	X
Options On Futures		X	X		X	X	X	X	X	X	X	X
Limitations on Entering Into Futures Contracts And Options on Futures		X	X		X	X	X	X	X	X	X	X
Commodity Exchange Act Regulations		X	X		X	X	X	X	X	X	X	X
Other Investment Companies (and ETFs)	X	X	X	X	X	X	X	X	X	X		X
Partnership Securities												X
Passive Foreign Investment Companies		X	X		X	X	X	X	X	X	X	X
Private Investments In Public Equity
Privately Placed Securities		X	X		X	X	X	X	X	X	X	X
Real Estate Securities & REITs		X	X			X	X	X (10%)	X	X		X
Recent Market Events	X	X	X	X	X	X	X	X	X	X	X	X

APPENDIX B
INVESTMENT PRACTICES
	Aggressive Allocation Lifestyle Fund	Asset Allocation Fund	Capital Appreciation Fund	Conservative Allocation Lifestyle Fund	Core Bond Fund	Dividend Value Fund	Dynamic Allocation Fund	Emerging Economies Fund	Global Real Estate Fund	Global Strategy Fund	Government Securities Fund	Growth Fund
Reference Rate Replacement Risk
Repurchase Agreements		X	X		X	X	X	X (25%)	X	X	X	X
Restricted Securities		X	X			X	X	X	X	X		X
Reverse Repurchase Agreements		X	X		X		X	X	X	X
Short Sales		X	X		X	X	X	X	X	X	X	X
Against the Box			X		X	X	X	X	X	X	X	X
Other than against the box		X (5%)			X (up to 5%)		X
Special Purpose Acquisition Companies
Structured Notes		X	X		X	X	X	X	X	X	X	X
Swap Agreements			X		X		X	X (20%)	X	X	X (5%)
Credit Default Swaps					X (10%)		X		X	X	X
Cross-Currency Swaps
Currency Exchange Rate Swaps			X		X		X	X	X	X	X
Equity Swaps			X		X		X	X (˃=80%)	X	X
Index Swaps			X		X		X	X	X	X	X
Inflation Swaps
Interest Rate Caps, Collars And Floors
Interest Rate Swaps			X		X		X	X	X	X	X
Mortgage Swaps
Options On Swaps
Total Return Swaps			X		X		X	X	X	X
Risks Of Entering Into Swap Agreements			X		X		X	X	X	X	X
Unseasoned Issuers					X	X	X	X	X	X		X
U.S. Government Obligations	X	X	X	X	X	X	X	X	X	X	X	X
Variable rate demand notes		X	X		X	X	X	X	X	X	X	X
Warrants/rights		X	X			X	X	X	X		X	X
When-issued (delayed-delivery) securities		X	X		X	X	X	X	X	X	X	X
Zero-coupon bonds		X	X		X	X	X	X	X	X	X	X

APPENDIX B
INVESTMENT PRACTICES

	High Yield Bond Fund	Inflation Protected Fund	International Equities Index Fund	International Government Bond Fund	International Growth Fund	International Opportunities Fund	International Socially Responsible Fund	International Value Fund	Large Cap Core Fund	Mid Cap Index Fund	Mid Cap Strategic Growth Fund
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X	X	X	X		X	X		X	X	X
Bank Obligations	X	X	X	X	X	X	X	X		X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X
Brady Bonds	X					X
Catastrophe Bonds	X					X
CBOs	X	X
Contracts for Difference
Convertible Securities	X	X	X		X	X	X	X	X		X
Corporate Actions	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X (25%)	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X	X
Equity Securities	X	X	X	X	X	X	X	X	X	X	X
Common Stock - Large Cap Issuers	X	X	X	X	X	X	X	X	X (˃=80%)	X	X
Common Stocks - Mid-Cap Issuers	X	X	X	X	X	X (˃=80% small to mid-cap)	X	X	X	X (˃=80%)	X (˃=80%)
Common Stocks - Small Cap Issuers	X	X	X	X	X	X (˃=80% small to mid-cap)	X	X	X	X	X
Preferred Securities	X	X	X	X	X	X	X	X	X		X
Eurodollar Obligations	X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X	X	X	X	X	X (20%)	X	X (10%)	X	X	X
Inflation-indexed bonds	X	X		X1		X		X
Junk bonds	X(˃=80%)	X (10%)		X (35%)	X			X (5%)
Foreign Currency Exchange Trans./Forward Contracts	X	X	X	X	X	X	X	X		X	X
Foreign Securities (including non- U.S. denominated)	X (35%)	X (50%)	X (˃=80%)	X	X (˃=40%)	X (˃=80%)	X (˃=40%)	X (˃=80%)	X (25%)	X (20%)	X (25%)
Emerging Markets	X	X	X	X	X (35%)	X	X	X			X
Chinese Securities						X
Russian Securities
Money Market Securities of Foreign Issuers				X
Hybrid Instruments	X (15%)	X (5%)	X (10%)	X (10%)	X (10%)	X (10% hybrids) X (˂=5% P-notes)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)

1
With respect to the International Government Bond Fund, the fund’s investments are limited to inflation-indexed bonds of foreign government/issuers.

APPENDIX B
INVESTMENT PRACTICES
	High Yield Bond Fund	Inflation Protected Fund	International Equities Index Fund	International Government Bond Fund	International Growth Fund	International Opportunities Fund	International Socially Responsible Fund	International Value Fund	Large Cap Core Fund	Mid Cap Index Fund	Mid Cap Strategic Growth Fund
Illiquid Investments	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)
IPOs					X	X		X	X		X
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X	X	X	X
International Bonds	X	X	X	X	X	X	X	X		X	X
Lending Portfolio Securities	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X	X	X	X
Loan Participations and Assignments	X	X	X	X		X	X			X	X
Master Limited Partnerships	X	X	X	X	X	X	X	X	X	X	X
Money Market Securities	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X	X	X	X	X	X	X	X		X
Mortgage-Backed Securities	X	X	X	X	X	X	X	X		X
Mortgage Pass-Through Securities (including GNMA, FNMA, or GHLMC)	X	X	X	X	X	X	X	X		X
CMOs	X	X	X	X	X	X	X	X		X
Commercial Mortgage-Backed Securities	X	X	X	X	X	X	X	X		X
CMO Residuals	X	X	X	X	X	X	X	X		X
Mortgage Dollar Rolls	X	X				X		X
Stripped Mortgage-Backed Securities	X	X	X	X	X	X	X	X		X
Options and Futures Contracts	X	X	X	X	X	X	X	X	X (25%)	X	X
Options on Securities	X	X	X	X	X	X	X	X		X	X
Options On Foreign Currencies	X	X	X	X	X	X	X	X		X	X
Options On Securities Indices									X
Yield Curve Options
Reset Options
Futures	X	X	X	X	X	X	X	X	X	X	X
Options On Futures	X	X	X	X	X	X	X	X	X		X
Limitations on Entering Into Futures Contracts And Options on Futures	X	X	X	X	X	X	X	X	X	X	X
Commodity Exchange Act Regulations	X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies (and ETFs)		X	X	X	X	X	X	X	X	X	X
Partnership Securities					X
Passive Foreign Investment Companies	X	X	X	X	X	X	X	X	X	X	X
Private Investments In Public Equity
Privately Placed Securities	X	X	X	X	X	X	X	X	X	X	X
Real Estate Securities & REITs	X	X	X	X	X	X	X	X	X	X	X
Recent Market Events	X	X	X	X	X	X	X	X	X	X	X
Reference Rate Replacement Risk
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X

APPENDIX B
INVESTMENT PRACTICES
	High Yield Bond Fund	Inflation Protected Fund	International Equities Index Fund	International Government Bond Fund	International Growth Fund	International Opportunities Fund	International Socially Responsible Fund	International Value Fund	Large Cap Core Fund	Mid Cap Index Fund	Mid Cap Strategic Growth Fund
Restricted Securities	X	X	X	X	X	X	X	X		X	X
Reverse Repurchase Agreements	X	X				X		X	X		X
Short Sales	X	X	X	X	X	X	X			X	X
Against the Box	X	X	X	X	X	X	X			X	X
Other than against the box	X (5%)
Special Purpose Acquisition Companies
Structured Notes	X	X	X	X	X	X	X	X	X	X	X
Swap Agreements	X	X		X	X	X		X (5%)		X
Credit Default Swaps	X (10%)	X			X
Cross-Currency Swaps
Currency Exchange Rate Swaps	X	X		X	X	X			X
Equity Swaps	X	X			X	X		X
Index Swaps	X	X		X	X	X			X
Inflation Swaps
Interest Rate Caps, Collars And Floors
Interest Rate Swaps	X	X		X	X	X			X
Mortgage Swaps
Options On Swaps
Total Return Swaps	X	X			X	X	X	X
Risks Of Entering Into Swap Agreements	X	X		X	X	X	X	X		X
Unseasoned Issuers	X				X	X (up to 4%)		X
U.S. Government Obligations	X	X	X	X	X	X	X	X	X	X	X
Variable rate demand notes	X	X	X	X	X	X	X	X	X	X	X
Warrants/rights	X	X	X		X	X	X	X	X	X	X
When-issued (delayed-delivery) securities	X	X	X	X	X	X	X	X	X	X	X
Zero-coupon bonds	X	X	X	X	X	X	X	X	X	X	X

APPENDIX B
INVESTMENT PRACTICES

	Mid Cap Value Fund	Moderate Allocation Lifestyle Fund	Nasdaq- 100® Index Fund	Science & Technology Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Special Values Fund	Small Cap Value Fund	Stock Index Fund	Systematic Core Fund	Systematic Growth Fund	Systematic Value Fund	U.S. Socially Responsible Fund
Adjustable Rate Securities	X		X	X	X	X	X	X	X	X	X	X	X
Asset-Backed Securities	X		X	X	X	X	X	X	X	X	X		X
Bank Obligations	X		X	X	X	X	X	X	X	X	X	X	X
Borrowing	X	X	X	X	X	X	X	X	X	X	X	X	X
Brady Bonds	X				X						X		X
Catastrophe Bonds	X				X						X		X
CBOs											X
Contracts for Difference
Convertible Securities	X			X	X		X	X		X	X	X	X
Corporate Actions	X	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk Transfer Securities
Cybersecurity and Artificial Intelligence Risk	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives	X		X	X	X	X	X	X	X	X	X	X	X
Equity Securities	X		X	X	X	X	X	X	X	X	X (˃=80%)	X	X
Common Stock - Large Cap Issuers	X		X	X	X	X	X	X	X	X	X	X	X
Common Stocks - Mid-Cap Issuers	X (˃=80%)		X	X	X	X	X	X	X	X	X	X	X
Common Stocks - Small Cap Issuers	X		X	X	X (˃=80%)	X (˃=80%)	X (˃=80%)	X (˃=80%)	X	X	X	X	X
Preferred Securities	X			X	X		X	X	X	X	X	X	X
Eurodollar Obligations	X		X	X	X	X	X	X	X	X	X	X	X
Fixed Income Securities	X		X	X	X	X	X	X	X	X	X	X	X
Inflation-indexed bonds	X				X		X	X	X				X
Junk bonds	X (5%)						X (5%)				X (5%)	X (5%)
Foreign Currency Exchange Trans./Forward Contracts	X		X	X	X	X	X	X	X	X	X	X	X
Foreign Securities (including non- U.S. denominated)	X (20%)		X (20%)	X (50%)	X (25%)	X (20%)	X (20%)	X (25%)	X (20%)	X (35%)	X (20%)	X (20%)	X (20%)
Emerging Markets	X		X	X (30%)	X		X (20%)	X					X
Chinese Securities
Russian Securities
Money Market Securities of Foreign Issuers
Hybrid Instruments	X (10%)		X (10%)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)	X (10%)
Illiquid Investments	X (15%)		X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)	X (15%)
IPOs	X			X	X		X	X		X	X	X
Interfund Borrowing and Lending Program	X	X	X	X	X	X	X	X	X	X	X	X	X
International Bonds	X		X	X	X	X	X		X	X	X	X	X

APPENDIX B
INVESTMENT PRACTICES
	Mid Cap Value Fund	Moderate Allocation Lifestyle Fund	Nasdaq- 100® Index Fund	Science & Technology Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Special Values Fund	Small Cap Value Fund	Stock Index Fund	Systematic Core Fund	Systematic Growth Fund	Systematic Value Fund	U.S. Socially Responsible Fund
Lending Portfolio Securities	X		X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk Management	X	X	X	X	X	X	X	X	X	X	X	X	X
Loan Participations and Assignments	X		X	X	X	X	X	X	X	X	X		X
Master Limited Partnerships	X		X	X	X	X	X	X	X	X	X	X	X
Money Market Securities	X		X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related Securities	X		X		X	X	X	X	X	X	X	X (5%)	X
Mortgage-Backed Securities	X		X		X	X	X	X	X	X	X	X	X
Mortgage Pass-Through Securities (including GNMA, FNMA, or GHLMC)	X		X		X	X	X	X	X	X	X	X	X
CMOs	X		X		X	X	X	X	X	X	X	X	X
Commercial Mortgage-Backed Securities	X		X		X	X	X	X	X	X	X	X	X
CMO Residuals	X		X		X	X	X	X	X	X	X	X	X
Mortgage Dollar Rolls	X				X		X	X			X	X	X
Stripped Mortgage-Backed Securities	X		X		X	X	X	X	X	X	X	X	X
Options and Futures Contracts	X		X	X	X	X	X (20%)	X	X (33%)	X	X (25%)	X	X
Options on Securities	X		X	X	X	X	X	X	X	X	X	X	X
Options On Foreign Currencies	X		X	X	X	X	X	X	X	X	X	X	X
Options On Securities Indices											X	X
Yield Curve Options
Reset Options
Futures	X		X	X	X		X	X	X	X	X	X	X
Options On Futures	X		X	X	X	X	X	X	X	X	X	X	X
Limitations on Entering Into Futures Contracts And Options on Futures	X		X	X	X	X	X	X	X	X	X	X	X
Commodity Exchange Act Regulations	X		X	X	X	X	X	X	X	X	X	X	X
Other Investment Companies (and ETFs)	X	X	X	X	X	X	X	X	X	X	X	X	X
Partnership Securities				X							X
Passive Foreign Investment Companies	X		X	X	X	X	X	X	X	X	X	X	X
Private Investments In Public Equity
Privately Placed Securities	X		X	X	X	X	X (15%)	X	X	X	X	X	X
Real Estate Securities & REITs	X		X	X	X	X	X	X	X	X	X	X (15%)	X
Recent Market Events	X	X	X	X	X	X	X	X	X	X	X	X	X
Reference Rate Replacement Risk
Repurchase Agreements	X		X	X	X	X	X	X	X	X	X	X	X
Restricted Securities	X		X	X	X	X	X (15%)	X	X	X	X	X	X
Reverse Repurchase Agreements	X			X	X		X	X			X	X	X
Short Sales

APPENDIX B
INVESTMENT PRACTICES
	Mid Cap Value Fund	Moderate Allocation Lifestyle Fund	Nasdaq- 100® Index Fund	Science & Technology Fund	Small Cap Growth Fund	Small Cap Index Fund	Small Cap Special Values Fund	Small Cap Value Fund	Stock Index Fund	Systematic Core Fund	Systematic Growth Fund	Systematic Value Fund	U.S. Socially Responsible Fund
Against the Box	X		X	X	X	X		X	X	X	X	X	X
Other than against the box
Special Purpose Acquisition Companies
Structured Notes	X		X	X	X	X	X	X	X	X	X	X	X
Swap Agreements	X				X		X (20%)	X			X		X
Credit Default Swaps											X
Cross-Currency Swaps
Currency Exchange Rate Swaps	X				X		X	X					X
Equity Swaps	X				X		X	X				X	X
Index Swaps	X				X		X	X					X
Inflation Swaps
Interest Rate Caps, Collars And Floors
Interest Rate Swaps	X				X		X	X					X
Mortgage Swaps
Options On Swaps
Total Return Swaps	X				X		X	X			X	X	X
Risks Of Entering Into Swap Agreements	X				X		X	X			X	X	X
Unseasoned Issuers				X	X		X	X
U.S. Government Obligations	X	X	X	X	X	X	X	X	X	X	X	X	X
Variable rate demand notes	X		X	X	X	X	X	X	X	X	X	X	X
Warrants/rights	X		X	X	X	X	X	X	X	X	X	X	X
When-issued (delayed-delivery) securities	X		X	X	X	X	X	X	X	X	X	X	X
Zero-coupon bonds	X		X	X	X	X	X	X	X	X	X	X	X

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
a.	(1)
Articles of Amendment and Restatement dated November 16, 2021. Incorporated herein by reference to Post-
Effective Amendment No. 110 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on December 7, 2021 (File No. 2-83631).

	(2)
Articles Supplementary to the Articles of Amendment and Restatement, effective August 9, 2022. Incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on May 1, 2023 (File No. 2-83631).

	(3)
Articles Supplementary to the Articles of Amendment and Restatement, effective May 1, 2023. Incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on May 1, 2023 (File No. 2-83631).

	(4)
Articles Supplementary to the Articles of Amendment and Restatement, effective February 8, 2024. Incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on February 22, 2024 (File No. 2-83631).

	(5)	Articles of Amendment are filed herewith.
b.
Amended and Restated Bylaws dated October 26, 2021. Incorporated herein by reference to Post-Effective
Amendment No. 110 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on December 7, 2021 (File No. 2-83631).

c.		Not Applicable.
d.	(1)
Investment Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and the
Registrant, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the
Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28,
2025 (File No. 2-83631).

	(2)	First Amended and Restated Investment Sub-Advisory Agreement between VALIC and AllianceBernstein L.P. (Dynamic Allocation Fund) is filed herewith.
	(3)
Investment Sub-Advisory Agreement between VALIC and Allspring Global Investment, LLC (International Value
Fund and Small Cap Special Values Fund), dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on April 28, 2025 (File No. 2-83631).

	(4)
Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc.
(Small Cap Growth Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective
Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on April 28, 2025 (File No. 2-83631).

	(5)
First Amended and Restated Investment Sub-Advisory Agreement between Registrant and BlackRock (Dividend
Value Fund, Emerging Economies Fund, Growth Fund, International Equities Index Fund, International Socially
Responsible Fund, Mid Cap Index Fund, Nasdaq-100® Fund, Small Cap Index Fund, Stock Index Fund,
Science & Technology Fund and U.S. Socially Responsible Fund), dated April 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

	(6)
Investment Sub-Advisory Agreement between VALIC and Boston Partners Global Investors, Inc. (Mid Cap Value
Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the
Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28,
2025 (File No. 2-83631).

	(7)
Investment Sub-Advisory Agreement between VALIC and ClearBridge Investments, LLC (Dividend Value Fund),
dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the
Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28,
2025 (File No. 2-83631).

	(8)
Investment Sub-Advisory Agreement between VALIC and Columbia Management Investment Advisers, LLC
(Capital Appreciation Fund and International Value Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

1

(9)
Investment Sub-Advisory Agreement between VALIC and Duff & Phelps Investment Management Co. (Global
Real Estate Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment
No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

(10)	(a)
Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund), dated
January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s
Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File
No. 2-83631).

(b)
Investment Sub-Subadvisory Agreement between Franklin Advisers, Inc. and Brandywine Global Investment
Management, LLC (Global Strategy Fund), dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on April 28, 2025 (File No. 2-83631).

(11)
Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (International
Value Fund, Systematic Core Fund and Systematic Growth Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

(12)
Investment Sub-Advisory Agreement between VALIC and Invesco Advisers, Inc. (International Opportunities
Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the
Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28,
2025 (File No. 2-83631).

(13)
Investment Sub-Advisory Agreement between VALIC and Janus Henderson Investors US LLC (Mid Cap
Strategic Growth Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment
No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

(14)
First Amended and Restated Investment Sub-Advisory Agreement between VALIC and J.P. Morgan Investment
Management Inc. (Aggressive Allocation Lifestyle Fund, Asset Allocation Fund, Conservative Allocation
Lifestyle Fund, Core Bond Fund, Government Securities Fund, Moderate Allocation Lifestyle Fund, Small Cap
Value Fund, and Large Cap Core Fund) is filed herewith.

(15)
Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (Global
Real Estate Fund and Large Cap Core Fund), dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on April 28, 2025 (File No. 2-83631).

(16)	(a)
Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc.
(International Growth Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective
Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on April 28, 2025 (File No. 2-83631).

(b)
Investment Sub-Subadvisory Agreement between Morgan Stanley Investment Management Inc. and Morgan
Stanley Investment Management Company (International Growth Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

(17)
Investment Sub-Advisory Agreement between VALIC and PineBridge Investments LLC (Core Bond Fund and
International Government Bond Fund), dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on April 28, 2025 (File No. 2-83631).

(18)	(a)	First Amended and Restated Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Small Cap Growth Fund and Large Cap core Fund) is filed herewith.
(b)
Investment Sub-Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Investment
Management, Inc. (Small Cap Growth Fund), dated January 13, 2025. Incorporated herein by reference to Post-
Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on April 28, 2025 (File No. 2-83631).

(19)
Investment Sub-Advisory Agreement between VALIC and Voya Investment Management Co. LLC (Mid Cap
Strategic Growth Fund and Science & Technology Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

2

(20)
Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP (High Yield
Bond Fund, Inflation Protected Fund, International Opportunities Fund, Mid Cap Value Fund, Systematic Growth
Fund and Systematic Value Fund), dated January 13, 2025. Incorporated herein by reference to Post-Effective
Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on April 28, 2025 (File No. 2-83631).

e.
Distribution Agreement between Registrant and Corebridge Capital Services, Inc., dated January 13, 2025.
Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A
registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

f.			Not Applicable.
g.	(1)	(a)
Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective
January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registrant’s Form
N-1A registration statement filed with the Securities and Exchange Commission on July 19, 2007 (File No. 2-
83631).

(b)
Amendment and Revised Fee Schedule, effective November 13, 2013, to the Master Custodian Agreement
between the Registrant and State Street Bank and Trust Company effective January 18, 2006. Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2014 (File No. 2-83631).

		(c)	Revised Appendix A to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.
	(2)	(a)
Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company, effective December 1, 2008. Incorporated herein by reference to Post-Effective Amendment No. 56 to the
Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
September 22, 2009 (File No. 2-83631).

(b)
First Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and
Trust Company, dated June 9, 2011. Incorporated herein by reference to Post-Effective Amendment No. 61 to the
Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
September 20, 2012 (File No. 2-83631).

(c)
Second Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company, dated July 15, 2014. Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
September 23, 2014 (File No. 2-83631).

(d)
Third Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and
Trust Company, dated September 20, 2016. Incorporated herein by reference to Post-Effective Amendment
No. 79 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2018 (File No. 2-83631).

(e)
Fourth Amendment to Securities Lending Authorization Agreement between Registrant and State Street Bank and
Trust Company, dated May 24, 2021. Incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
September 27, 2021 (File No. 2-83631).

h.	(1)	(a)
Amended and Restated Master Transfer Agency and Service Agreement between Registrant and VALIC
Retirement Services Company, dated September 1, 2014. Incorporated herein by reference to Post-Effective
Amendment No. 69 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 23, 2014 (File No. 2-83631).

(b)
Amendment No. 1 to the Master Transfer Agency and Service Agreement between Registrant and VALIC
Retirement Services Company, dated August 3, 2021. Incorporated herein by reference to Post-Effective
Amendment No. 108 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 27, 2021 (File No. 2-83631).

(2)
Master Expense Limitation Agreement between Registrant and VALIC, dated January 13, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-83631).

	(3)	(a)
First Amended and Restated Master Advisory Fee Waiver Agreement between the Registrant and VALIC, dated
April 30, 2025. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form
N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File No. 2-
83631).

		(b)	Second Amended and Restated Master Advisory Fee Waiver Agreement between the Registrant and VALIC is filed herewith.
3

		(c)	Voluntary Advisory Fee Waiver Agreement between the Registrant and VALIC is filed herewith.
		(d)	Voluntary Subadvisory Fee Waiver Agreement between VALIC and AllianceBernstein L.P. is filed herewith.
(4)
Form of Indemnification Agreement between the Registrant and each director. Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Form N-1A registration statement filed with the
Securities and Exchange Commission on September 27, 2023.

i.	(1)
Opinion and Consent of Venable, LLP – Dynamic Allocation Fund. Incorporated herein by reference to Post-
Effective Amendment No. 64 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on December 14, 2012 (File No. 2-83631).

(2)
Legal Opinion Incorporated by reference to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A
registration statement filed with the Securities and Exchange Commission on September 23, 2013 (File No. 2-
83631).

(3)
Opinion and Consent of Venable, LLP – Aggressive Allocation Lifestyle Fund, Capital Appreciation Fund,
Conservative Allocation Lifestyle Fund, Core Bond Fund, High Yield Bond Fund, International Opportunities
Fund, Mid Cap Value Fund, Moderate Allocation Lifestyle Fund, Small Cap Value Fund and U.S. Socially
Responsible Fund. Incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s
Form N-1A registration statement filed with the Securities and Exchange Commission on November 4, 2020
(File No. 2-83631).

(4)
Opinion and Consent of Venable, LLP – Small Cap Growth Fund. Incorporated herein by reference to Post-
Effective Amendment No. 104 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on January 25, 2021 (File No. 2-83631).

j.			Consent of Independent Registered Public Accounting Firm is filed herewith.
k.			Not Applicable.
l.			Not Applicable.
m.			Not Applicable.
n.			Not Applicable.
o.			Reserved.
p.	(1)
Code of Ethics – AllianceBernstein L.P. Incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
September 27, 2022 (File No. 2-83631).

	(2)		Code of Ethics – Allspring Global Investments, LLC is filed herewith.
(3)
Code of Ethics - American Century Investment Management, Inc. Incorporated herein by reference to Post-
Effective Amendment No. 119 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on September 27, 2024 (File No. 2-83631).

(4)
Code of Ethics – BlackRock Investment Management, LLC. Incorporated herein by reference to Post-Effective
Amendment No. 115 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 27, 2023.

	(5)		Code of Ethics – Boston Partners Global Investors, Inc. is filed herewith.
(6)
Code of Ethics – Brandywine Global Investment Management, LLC. Incorporated herein by reference to Post-
Effective Amendment No. 110 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on December 7, 2021 (File No. 2-83631).

(7)
Code of Ethics – ClearBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment
No. 107 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 7, 2021 (File No. 2-83631).

(8)
Code of Ethics - Columbia Management Investment Advisers, LLC. Incorporated herein by reference to Post-
Effective Amendment No. 113 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on May 1, 2023 (File No. 2-83631).

	(9)		Code of Ethics - Duff & Phelps Investment Management Co. is filed herewith.
(10)
Code of Ethics – Franklin Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
April 28, 2025 (File No. 2-83631).

(11)
Code of Ethics – Goldman Sachs Asset Management, L.P. Incorporated herein by reference to Post-Effective
Amendment No. 115 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 27, 2023.

(12)
Code of Ethics - Invesco Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on
July 30, 2024 (File No. 2-83631).

4

(13)
Code of Ethics – Janus Henderson Investors US LLC. Incorporated herein by reference to Post-Effective
Amendment No. 115 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 27, 2023.

(14)
Code of Ethics – J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Post-Effective
Amendment No. 96 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 28, 2020 (File No. 2-83631).

	(15)	Code of Ethics - Massachusetts Financial Services Company is filed herewith.
(16)
Code of Ethics – Morgan Stanley Investment Management Inc. Incorporated herein by reference to Post-
Effective Amendment No. 115 to the Registrant’s Form N-1A registration statement filed with the Securities and
Exchange Commission on September 27, 2023.

(17)
Code of Ethics – PineBridge Investments, LLC. Incorporated herein by reference to Post-Effective Amendment
No. 115 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 27, 2023.

(18)
Code of Ethics – T. Rowe Price Associates, Inc. Incorporated herein by reference to Post-Effective Amendment
No. 114 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 26, 2023 (File No. 2-83631).

	(19)	Code of Ethics – Voya Investment Management Co. LLC is filed herewith.
(20)
Code of Ethics – Wellington Management Company, LLP. Incorporated herein by reference to Post-Effective
Amendment No. 119 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange
Commission on September 27, 2024 (File No. 2-83631).

q.
Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 122 to the Registrant’s
Form N-1A registration statement filed with the Securities and Exchange Commission on April 28, 2025 (File
No. 2-83631).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
There are no persons controlled by or under common control with the Registrant.
ITEM 30. INDEMNIFICATION
Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Corporation or the Fund pursuant to the foregoing provisions, or otherwise, the Corporation has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of such Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the respective Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Article IX of the Registrant’s Restated Articles
(a)
The Corporation shall indemnify or advance any expenses to Directors and officers to the extent permitted or required by Section 2-418 of the Maryland General Corporation Law, provided, however, that the Corporation shall only be required to indemnify or advance expenses to any person pursuant to Section 2-418(j)(3) of the Maryland General Corporation Law to the extent specifically approved by resolution adopted by the Board of Directors.
(b)
The indemnification provided hereunder shall continue as to a person who has ceased to be a Director or officer, and shall inure to the benefit of the heirs, executors and administrators of such a person.
(c)
Nothing contained in this Article shall be construed to protect any Director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office (“Disabling Conduct”). The means for determining whether indemnification shall be made shall be (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (a) the vote of a majority of a quorum of Directors who are neither “interested persons” of the Corporation nor parties to the proceeding (“Disinterested Non-Party Directors”), or (b) an independent legal counsel in a written opinion.
5

(d)
Nothing contained in this Article shall be construed to permit the advancement of legal expenses for the defense of a proceeding brought by the Corporation or its security holders against a Director or officer of the Corporation unless an undertaking is furnished by or on behalf of the Indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, and the Indemnitee complies with at least one of the following conditions: (i) the Indemnitee shall provide a security for his undertaking, (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.
Article XI of the Registrant’s By-laws
To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article XI shall be subject to applicable requirements of the Investment Company Act and of the charter of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.
Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the charter of the Corporation or these Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors’ & Officers’ Professional Liability Insurance Policy of $50 million in the aggregate.
Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement. Information concerning business and other connections of VALIC’s directors and officers is incorporated herein by reference to VALIC’s Form ADV (File No. 801-8138), which is currently on file with the SEC.
For each subadviser, reference is made to the caption “Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Subadvisers” of the Statement of Additional Information, which comprises Part B of the Registration Statement. Information concerning business and other connections of each subadviser’s directors and officers is incorporated herein by reference to such subadviser’s Form ADV, as noted below, which is currently on file with the SEC.
Subadviser	Form ADV File No.
AllianceBernstein L.P.	801-56720
Allspring Global Investments, LLC	801-21122
6

Subadviser	Form ADV File No.
American Century Investment Management, Inc.	801-8174
BlackRock Investment Management, LLC	801-56972
Boston Partners Global Investors, Inc.	801-61786
Brandywine Global Investment Management, LLC	801-27792
ClearBridge Investments, LLC	801-64710
Columbia Management Investment Advisers, LLC	801-25943
Duff & Phelps Investment Management Co.	801-14813
Franklin Advisers, Inc.	801-26292
Goldman Sachs Asset Management, L.P.	801-37591
Invesco Advisers, Inc.	801-33949
Janus Henderson Investors US LLC	801-13991
J.P. Morgan Investment Management Inc.	801-21011
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management Inc.	801-15757
PineBridge Investments LLC	801-18759
T. Rowe Price Associates, Inc.	801-856
T. Rowe Price Investment Management, Inc.	801-121434
Voya Investment Management Co. LLC	801-9046
Wellington Management Company LLP	801-15908
ITEM 32. PRINCIPAL UNDERWRITERS
(a) Corebridge Capital Services, Inc. the “Distributor”, acts as distributor and principal underwriter of the Registrant and as principal underwriter for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
Seasons Series Trust
SunAmerica Series Trust
(b) The following information is furnished with respect to each officer and director of the Distributor. The principal business address for all the officers and directors shown below, unless otherwise noted, is 30 Hudson Street,16th Floor, Jersey City, NJ 07302.
Name and Principal Business Address	Positions and Offices with Underwriter Corebridge Capital Services, Inc.	Positions and Offices with the Registrant
Christina M. Nasta	Chairman of the Board of Directors, President and Chief Executive Officer	None
John P. Byrne III 2919 Allen Parkway Houston, TX 77019	Director	None
Nicholas G. Intrieri	Director	None
Ryan Tapak	Director	None
Eric Taylor	Director	None
7

Name and Principal Business Address	Positions and Offices with Underwriter Corebridge Capital Services, Inc.	Positions and Offices with the Registrant
Frank P. Curran	Senior Vice President and Controller	None
Genoy, John Thomas	Director, Chairman of the Board	President and Chief Operating Officer
Michael Fortey 2919 Allen Parkway Houston, TX 77019	Chief Compliance Officer	None
Mallary L. Reznik 21650 Oxnard St. Woodland Hills, CA 91367	Vice President	None
Mersini Keller	Vice President and Tax Officer	None
Julie A. Cotton Hearne 2919 Allen Parkway Houston, TX 77019	Vice President and Secretary	None
Margaret Chih 777 South Figueroa Street Los Angeles, CA	Tax Officer	None
Mersini G. Keller	Vice President and Tax Officer	None
Valerie Vetters 777 South Figueroa Street Los Angeles, CA	Vice President and Tax Officer	None
Marjorie Brothers 2919 Allen Parkway Houston, TX 77019	Assistant Secretary	None
Rosemary Foster 2919 Allen Parkway Houston, TX 77019	Assistant Secretary	None
Virginia N. Puzon 21650 Oxnard St. Woodland Hills, CA 91367	Assistant Secretary	None
(c) Not applicable.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of the following:
THE ADVISER:
The Variable Annuity Life Insurance Company
2919 Allen Parkway, 8th Floor
Houston, Texas 77019
THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
THE ADMINISTRATOR:
SunAmerica Asset Management, LLC
30 Hudson Street
16th Floor
Jersey City, NJ 07302
INVESTMENT SUBADVISERS:
8

AllianceBernstein L.P.
501 Commerce Street, 22nd Floor
Nashville, TN 37203
Allspring Global Investments, LLC
525 Market Street
San Francisco, CA 94105
American Century Investment Management, Inc.
4500 Main Street
Kansas City, MO 64111
BlackRock Investment Management, LLC
1 University Square Drive
Princeton, NJ 08540
Boston Partners Global Investors, Inc. d/b/a Boston Partners
One Beacon Street - 30th Floor
Boston, MA 02108
Brandywine Global Investment Management, LLC
1735 Market Street, Suite 1800
Philadelphia, PA 19103
ClearBridge Investments, LLC
One Madison Avenue
New York, NY 10010
Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906
Goldman Sachs Asset Management, L.P.
200 West Street
New York, New York 10282
Invesco Advisers, Inc.
1331 Spring Street NW, Suite 2500
Atlanta, GA 30309
Janus Henderson Investors US LLC
151 Detroit Street
Denver, CO 80206
J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, NY 10017
Massachusetts Financial Services Company
111 Huntington Avenue
Boston, MA 02199
Morgan Stanley Investment Management Company
23 Church Street
#16-01 Capital Square
Singapore, Singapore 049481
9

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, NY 10036
PineBridge Investments LLC
Park Avenue Tower
65 East 55th Street
New York, NY 10022
T. Rowe Price Associates, Inc.
1307 Point Street
Baltimore, MD 21231
T. Rowe Price Investment Management, Inc.
1307 Point Street
Baltimore, MD 21231
Voya Investment Management Co. LLC
200 Park Avenue
New York, NY 10166
Wellington Management Company LLP
280 Congress Street
Boston, Massachusetts 02210
Item 34. Management Services.
There is no management-related service contract not discussed in Parts A or B of this Form N-1A.
Item 35. Undertakings.
Inapplicable.
10

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 124 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and the State of New Jersey, on the 26th day of September, 2025.
VALIC Company I (Registrant)
By:	/s/ John T. Genoy
John T. Genoy President
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated:
	Signature	Title	Date
	/s/ John Genoy	President (Principal Executive Officer)	September 26, 2025
John T. Genoy
	/s/ Gregory Kingston	Treasurer (Principal Financial and Accounting Officer)	September 26, 2025
Gregory R. Kingston
	*	Director	September 26, 2025
Thomas J. Brown
	*	Director	September 26, 2025
Judith L. Craven
	*	Director	September 26, 2025
Cheryl Creuzot
	*	Director	September 26, 2025
Yvonne M. Curl
	*	Director	September 26, 2025
Darlene DeRemer
	*	Director	September 26, 2025
Timothy J. Ebner
	*	Director	September 26, 2025
Peter A. Harbeck
	*	Director	September 26, 2025
Eileen A. Kamerick
	*	Director	September 26, 2025
John E. Maupin, Jr.
*By	/s/ Edward Gizzi
Edward Gizzi Attorney-in-Fact

*Pursuant to a Power of Attorney.
11